UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Caroline Kraus

Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282

Copies to:

Stephen H. Bier, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Multi-Strategy Alternatives Portfolio

Goldman Sachs Trend Driven Allocation Fund

Annual Report

December 31, 2022

Goldman Sachs Variable Insurance Trust

∎	GOLDMAN SACHS VIT MULTI-STRATEGY ALTERNATIVES PORTFOLIO

∎	GOLDMAN SACHS VIT TREND DRIVEN ALLOCATION FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Variable Insurance Trust Funds — Goldman Sachs VIT Multi Asset Strategies Funds

Market Review

Ongoing macroeconomic and geopolitical uncertainty created a challenging backdrop for the capital markets during the 12-month period ended December 31, 2022 (the “Reporting Period”). The Russia-Ukraine conflict and its impact on energy prices, COVID-19 flare-ups in China and pressure from rising wages in the U.S. led to sustained high inflation and hawkish, synchronized monetary policy responses from global central banks. (Hawkish suggests higher interest rates; opposite of dovish.)

During the first quarter of 2022, when the Reporting Period began, inflationary pressures intensified, with many developed nations experiencing their fastest price increases in decades. In February, geopolitical tensions added uncertainty to an already complex investment backdrop as energy and commodity prices spiked in response to Russia’s invasion of Ukraine late in the month. In response, global central banks, including the U.S. Federal Reserve (the “Fed”), took policy action. In March, the Fed raised interest rates, by 25 basis points, for the first time since 2018. (A basis point is 1/100th of a percentage point.) Fed Chair Jerome Powell provided guidance that policymakers were prepared to act even more aggressively to tackle inflation. In addition, a number of Fed governors indicated their openness to 50-basis-point rate hikes at the next meeting or two with the possibility of getting to neutral rate levels by the end of 2022. (The neutral rate is the theoretical federal funds rate at which the stance of Fed monetary policy is neither accommodative nor restrictive. It is the short-term real interest rate consistent with the economy maintaining full employment with associated price stability.) Global equities broadly declined during the first calendar quarter. Within fixed income, credit spreads (or, yield differentials) widened, as bond yields rose in response to inflationary pressures.

Global economic activity moderated noticeably in the second quarter of 2022 amid tighter financial conditions and COVID-19 outbreaks in China. Inflation accelerated, as food and energy prices continued to rise in the wake of Russia’s attack on Ukraine. Major central banks focused on taming inflation, signaling they would continue to tighten monetary policy until inflation came down toward their respective target levels. In the U.S., the Fed raised interest rates twice during the second calendar quarter, by 50 basis points in May and then by 75 basis points in June, and indicated there would be more rate increases into the end of 2022. Investor concerns around slower economic growth deepened, with worries about a potential policy miscalculation by the Fed increasing. As a result, global equities continued to sell off, led by a steep decline in the U.S. equity market. Emerging market equities also fell, though Chinese equities broadly recorded gains. Fixed income markets were mostly negative, as central bank interest rate hikes overall came faster than investors had previously anticipated. Rising short-term interest rates and expectations for further monetary policy tightening hurt duration-sensitive assets, while concerns about the economic outlook led to further credit spread widening. (Duration is a measure of a security’s sensitivity to changes in interest rates.)

The themes that had dominated the capital markets during the first half of 2022 persisted into the third calendar quarter. Higher-than-expected inflation data prompted the Fed to make two additional rate hikes, totaling 150 basis points, during the third quarter, increasing investor concern that Fed tightening might ultimately tip the U.S. economy into recession. In this environment, global equities and the fixed income market posted further losses. In the U.S., the S&P 500® Index recorded a third consecutive quarter of declines for the first time since the 2008 recession. Within fixed income, the Fed’s short-term rate hikes and rising longer-term yields weighed heavily on duration-sensitive assets. Higher perceived recession risk pushed credit spreads wider.

The fourth quarter of 2022 saw modest relief for risk assets, which recouped some of the losses suffered during the previous three calendar quarters. Although U.S. inflation surprised to the downside in October and November, helping to drive up equity markets, major central banks generally maintained their tightening stance and signaled additional tightening, though at a slower pace. The Fed hiked interest rates twice during the fourth quarter, with a 75-basis-point hike in November and a 50-basis-point hike in December, in line with market expectations. Meanwhile, China began reopening its economy as the government ended COVID-19 restrictions. In Europe, energy prices dropped, thanks to a warmer than usual winter.

Looking Ahead

At the end of the Reporting Period, we had a cautious outlook on the capital markets. In our view, the Fed was likely to continue tightening monetary policy until officials saw clear and consistent evidence of a sufficient and sustained decline in inflation. Although we acknowledged a growing investor narrative about the potential for a soft landing, we believed the Fed might find that difficult to achieve. (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.) Furthermore, we thought that global central bank tightening cycles might diverge in terms of direction and speed based on each region’s household vulnerabilities, with some regions having more encumbered households than others.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Group discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Multi-Strategy Alternatives Portfolio’s (the “Portfolio”) performance and positioning for the 12-month period ended December 31, 2022 (the “Reporting Period”).

How did the Portfolio perform during the Reporting Period?

During the Reporting Period, the Portfolio’s Institutional, Service and Advisor Shares generated average annual total returns of -6.24%, -6.54% and -6.61%, respectively. These returns compare to the 1.47% average annual total return of the Portfolio’s benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index during the same period.

Please note that the Portfolio’s benchmark being the ICE BofA 3-Month U.S. Treasury Bill Index is a means of emphasizing that the Portfolio has an unconstrained strategy. That said, this Portfolio employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

What key factors were responsible for the Portfolio’s performance during the Reporting Period?

The Portfolio’s performance is driven by three sources of return: long-term strategic asset allocation to market exposures, medium-term and short-term dynamic allocations, and excess returns from investments in Underlying Funds. Long-term strategic asset allocation is the process by which the Portfolio’s assets are allocated across underlying asset classes and strategies in a way that considers the risks of each underlying asset class and strategy. Medium-term dynamic allocation is the process by which we adjust the portfolio for changes in the business or economic cycle, while short-term dynamic allocation is the implementation of tactical market views with the goal of improving the Portfolio’s risk-adjusted return. The risk-adjusted return on an investment takes into account the risk associated with that investment relative to other potential investments. Excess returns from investments in Underlying Funds is by how much the Underlying Funds outperform or underperform their respective benchmark indices.

During the Reporting Period, the Portfolio generated negative absolute returns, largely because of long-term strategic asset allocation. Security selection within the Underlying Funds overall also had a negative impact on performance. Conversely, short-term dynamic allocations contributed positively to the Portfolio’s returns, while medium-term dynamic allocations added modestly.

Long-term strategic asset allocation hampered the Portfolio’s performance during the Reporting Period. Within fixed income, the Portfolio’s strategic allocation to emerging markets debt detracted from results. Additionally, the Portfolio’s U.S. interest rate options strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, had a negative impact on performance as U.S. Treasury yields rose during the Reporting Period. (Our long U.S. interest rate options strategy is a macroeconomic hedge that buys options on short-term interest rates, including call options. A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.) Within equities, the Portfolio’s strategic allocation to emerging markets equities detracted from performance. On the positive side, among liquid alternatives strategies, the Portfolio benefited from a strategic allocation to managed futures.

Medium-term dynamic allocation added modestly to the Portfolio’s performance during the Reporting Period. Specifically, the Portfolio benefited from its significant cash position and our decision to reduce its exposure to emerging markets equities.

Short-term dynamic allocations bolstered the Portfolio’s performance during the Reporting Period overall. From the beginning of the Reporting Period until January 17, 2022, the MAS Group expressed its short-term dynamic views through an allocation to the Goldman Sachs Tactical Tilt Overlay Fund (the “Underlying Tactical Fund”), which generated positive returns during that time period. Starting on January 17, 2022 through the end of the Reporting Period, the MAS Group implemented its short-term dynamic views directly, primarily through the use of derivatives and exchange-traded funds (“ETFs”). During that period, the Portfolio benefited most from its short-term dynamic allocations to the energy and health care sectors.

Overall, security selection within the Underlying Funds detracted from the Portfolio’s returns during the Reporting Period, with many fixed income and equity Underlying Funds underperforming their benchmark indices. The Goldman Sachs Strategic Income Fund and Goldman Sachs Emerging Markets Debt Fund underperformed their respective benchmark indices the most. Although the

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

performance of liquid alternative Underlying Funds was mixed, the Portfolio benefited from its investment in the Goldman Sachs Managed Futures Fund, which significantly outperformed its cash benchmark.

How was the Portfolio positioned at the beginning of the Reporting Period?

At the beginning of the Reporting Period, the Portfolio was positioned, in terms of its total net assets, with 56.6% in liquid alternative strategies, 32.4% in real assets/satellite asset classes, 13.8% in directional views and the balance in cash. Liquid alternatives strategies generally include, but are not limited to, momentum or trend trading strategies (investment decisions based on trends in asset prices over time), hedge fund beta (long term total returns consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds), managed risk investment strategies (which seek to manage extreme risk scenarios by implementing daily and monthly risk targets across a diversified mix of asset classes) and unconstrained fixed income strategies (which have the ability to move across various fixed income sectors). Real assets/satellite asset classes generally include, but are not limited to, commodities, global real estate securities, global infrastructure securities, master limited partnerships, emerging markets equities and emerging markets debt. Directional views include more traditional beta investments, such as U.S. equities and non-U.S. developed markets equities. This above sector breakout is inclusive of derivative exposure across all asset classes.

How did you manage the Portfolio’s allocations during the Reporting Period?

No changes were made to the Portfolio’s long-term strategic asset allocations during the Reporting Period.

Within medium-term dynamic allocations, we decreased the Portfolio’s exposure to U.S. equities during March. In April, we reduced the Portfolio’s investments in 10-year U.S. Treasury futures and added investments in two-year U.S. Treasury futures. We also slightly increased the Portfolio’s medium-term dynamic allocation to the long U.S. interest rate options strategy. During May, we increased the Portfolio’s exposure to core fixed income, and we reduced its overall fixed income risk by decreasing exposure to high yield corporate bonds and high yield loans. In June, we reduced the Portfolio’s medium-term dynamic allocation to global infrastructure. During July, we decreased its exposure to emerging markets debt and increased its exposure to core fixed income. In August, we reduced the Portfolio’s medium-term dynamic exposure to emerging markets equities in favor of adding exposure to developed markets equities. During December, we increased the Portfolio’s exposure to emerging markets equities.

Regarding short-term dynamic allocations, we removed the Portfolio’s allocation to the Underlying Tactical Fund during January 2022 and began implementing our views directly, primarily through ETFs and derivatives. Using these instruments, we added tactical exposures to U.S. equities, non-U.S. developed markets equities, fixed income and currencies. In May, we slightly increased the Portfolio’s overall equity risk by increasing its exposure to U.S. large-cap equities. During July, we slightly increased the Portfolio’s tactical exposures to equities and fixed income. We reversed this short-term dynamic view in August, reducing the Portfolio’s allocations to equities and fixed income. In September, we increased the Portfolio’s overall equity risk by increasing its short-term dynamic allocations to U.S. large-cap equities. In December, we partially reduced the Portfolio’s short-term dynamic exposure to U.S. large-cap equities.

Regarding Underlying Funds, we removed the Goldman Sachs Absolute Return Tracker Fund as an Underlying Fund for the Portfolio during January 2022, reallocating the capital to other Underlying Funds with multi-strategy investment approaches. Also in January, we removed the Goldman Sachs Dynamic Global Equity Fund as an Underlying Fund for the Portfolio, reallocating the assets to other equity Underlying Funds. In February, in advance of its liquidation, we removed the Goldman Sachs Alternative Premia Fund as an Underlying Fund for the Portfolio. We reallocated the capital to the Goldman Sachs Long Short Credit Strategies Fund.

How was the Portfolio positioned at the end of the Reporting Period?

At the end of the Reporting Period, the Portfolio was positioned, in terms of its total net assets, with 35.7% in liquid alternative strategies, 29.5% in real assets/satellite asset classes, 16.19% in directional views and the balance in cash. This above sector breakout is inclusive of derivative exposure across all asset classes.

How did the Portfolio use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, derivatives were used primarily to express views across developed and emerging markets equities as well as on U.S. interest rates. The Portfolio employed equity index futures to effect long exposures in U.S. large-cap equities, U.S. small-cap equities and emerging markets equities (each having a negative impact on performance). Within fixed income during the Reporting Period, the Portfolio used interest rate futures, specifically U.S. Treasury futures, to express views on the U.S. Treasury yield curve (negative impact). The Portfolio also used interest rate options in a macroeconomic hedge that seeks to profit if interest rates fall, remain constant or rise less than anticipated (negative impact). Finally, within short-term tactical views on currencies, the Portfolio employed forward foreign currency exchange contracts (neutral impact).

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Additionally, some of the Underlying Funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and potentially to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Were there any changes to the Portfolio’s portfolio management team during the Reporting Period?

Effective January 3, 2022, Alexandra Wilson-Elizondo became a portfolio manager for the Portfolio, joining Neill Nuttall. By design, all investment decisions for the Portfolios are performed within a team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Portfolio.

What is the Portfolio’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we remained cautious about the potential risk-reward of adding risk to the Portfolio. In addition, with short-term interest rates near 5%, we believed investors were not being adequately compensated for being pro-risk amid the prevailing uncertainty around earnings growth, geopolitical developments and global monetary policy. Until we saw more clarity in the inflation/economic growth mix, we expected to favor higher-yielding, high-quality fixed income over equities. Going forward, we continued to believe that a dynamic investment approach and careful risk management should help us identify attractive opportunities, both regionally and across asset classes.

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FUND BASICS

OVERALL UNDERLYING FUND AND ETF WEIGHTINGS1

Percentage of Net Assets

[1]

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund and ETF reflects the value of that Underlying Fund or ETF as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds and investment companies held by the Portfolio are not reflected in the graph above. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Performance Summary

December 31, 2022

The following graph shows the value, as of December 31, 2022, of a $10,000 investment made on April 25, 2014 (commencement of the Fund’s operations) in Advisor Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark, the ICE Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and, in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Multi-Strategy Alternatives Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from April 25, 2014 through December 31, 2022.

Average Annual Total Return through December 31, 2022	One Year	Five Years	Since Inception
Institutional (Commenced April 25, 2014)	-6.24%	1.41%	0.89%
Service (Commenced April 25, 2014)	-6.54%	1.15%	0.64%
Advisor (Commenced April 25, 2014)	-6.61%	1.00%	0.49%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST TREND DRIVEN ALLOCATION FUND

INVESTMENT OBJECTIVE

The Fund seeks total return while seeking to provide volatility management.

Portfolio Management Discussion and Analysis

Effective after the close of business on January 31, 2022, the Goldman Sachs Variable Insurance Trust — Goldman Sachs Trend Driven Allocation Fund’s (the “Fund”) principal investment strategy changed. The Fund’s investment objective and benchmark indices remained the same. Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Fund’s performance and positioning for the 12-month period ended December 31, 2022 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of -19.00% and -19.16%, respectively. These returns compare to the -13.93% average annual total return of the Fund’s blended benchmark during the same time period. The components of the Fund’s blended benchmark, which is comprised 60% of the MSCI World Index (Net, USD, Hedged) and 40% of the Bloomberg U.S. Treasury Index (Total Return, Unhedged, USD), generated average annual total returns of -15.38% and -12.46%, respectively, during the same time period.

Importantly, during the Reporting Period, the Fund’s overall annualized volatility was 10.66%, less than the Fund’s blended benchmark’s annualized volatility of 12.17% during the same time period. By way of comparison, the S&P 500® Index’s annualized volatility was 24.13% during the Reporting Period.

How did the Fund’s investment strategy change after the close of business on January 31, 2022?

Before the close of business on January 31, 2022, the Fund primarily sought to achieve its investment objective by investing in a global portfolio of equity and fixed income asset classes, with at least 40% of its assets invested in equities and at least 20% of its assets invested in fixed income, assuming normal market conditions. Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) made investment decisions based upon its analysis of the recent performance of market factors around the world, and might then allocate more of the Fund’s assets to investments with strong recent performance and allocate assets away from investments with poor recent performance.

Effective after the close of business on January 31, 2022, the Fund primarily seeks to achieve its investment objective by investing in a portfolio of equity and fixed income asset classes, with the expectation of investing at least 50% of its assets in equities and a minimum of 30% of its assets in fixed income, assuming normal market conditions. The Investment Adviser makes investment decisions based upon its analysis of macro factors, most notably “trends” from around the world. The trends analyzed by the Investment Adviser are based on, but are not limited to, relative considerations around the prices and volatility of the underlying markets. If recent prices are higher than measures of historical prices for an asset, the Investment Adviser generally considers there to be a positive (strong) trend for these assets, whereas recent prices below such measures generally indicate negative (poor) trends. If the current measure of volatility is elevated relative to historic realizations of this volatility measure for an asset, the Investment Adviser generally considers there to be a negative (poor) trend for this asset, whereas volatility that is less elevated indicates positive (strong) trends. As a result of the trends analysis, the Investment Adviser may allocate more of the Fund’s assets to investments with relatively strong recent trends and allocate assets away from investments with relatively poor recent trends.

In addition, as a continuing part of the Fund’s investment strategy, the Investment Adviser seeks to manage volatility and limit losses by allocating the Fund’s assets away from risky investments in distressed or volatile market environments. In this context, volatility is a statistical measurement of the magnitude of up and/or down fluctuations in the value of a financial instrument or index. While the Investment Adviser attempts to manage the Fund’s volatility, there can be no guarantee that the Fund will be successful.

What key factors were responsible for the Fund’s performance during the Reporting Period?

Because of heightened equity market volatility during the Reporting Period, the Fund’s drawdown control and volatility management mechanisms were activated multiple times, actively de-risking the Fund into cash, especially in early March, May/June, and September/October 2022. (A drawdown is a peak-to-trough decline during a specific time period and is a measure of downside volatility.)

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GOLDMAN SACHS VARIABLE INSURANCE TRUST TREND DRIVEN ALLOCATION FUND

During the first and fourth quarters of 2022, the Fund underperformed its blended benchmark due to the Fund’s sizeable cash allocation, which kept the Fund from fully participating in the equity market rebound in the March and during a period from October into November. This was offset somewhat by the Fund’s cash allocation in the second and third calendar quarters, which bolstered relative performance amid the equity drawdown during that period.

From an absolute return perspective, the Fund benefited from its allocation to cash during the Reporting Period, as interest rates rose. Conversely, the Fund’s allocations to U.S. large-cap equities, European equities and Japanese equities, each of which posted negative returns, detracted from its absolute performance during the Reporting Period. The largest detractor was the Fund’s allocation to U.S. large-cap equities.

What was the Fund’s volatility during the Reporting Period?

As part of our investment approach, we seek to mitigate the Fund’s volatility. As mentioned earlier, for the Reporting Period overall, the Fund’s overall annualized volatility was 10.66%, less than its blended benchmark’s annualized volatility of 12.17%. By way of comparison, the S&P 500® Index’s annualized volatility was 24.13% during the Reporting Period.

How was the Fund positioned during the Reporting Period?

During the Reporting Period, we managed the Fund’s allocations across equity and fixed income markets based upon an analysis of market factors and, after the close of business on January 31, 2022, upon an analysis of trends from around the world. At the beginning of the Reporting Period, the Fund’s total assets were allocated 80.0% to equities, 20.0% to fixed income and 0% to cash. (Many of these positions were implemented through the use of exchanged-traded index future contracts.) Within the equity category, the Fund had allocations to U.S. large-cap equities, European equities, U.K. equities and Japanese equities. It did not have allocations to U.S. small-cap equities or emerging markets equities. As for fixed income, the Fund had allocations to Japanese and German government bonds at the start of the Reporting Period. It did not have an allocation to U.S. Treasury securities.

During the first quarter of 2022, as market equity volatility increased, we trimmed the Fund’s allocations to U.S. large-cap equities, European equities, U.K. equities and Japanese equities, while increasing its allocations to U.S. Treasury securities and cash. We reversed this positioning somewhat near quarter-end as equity markets rebounded. At the end of the first quarter, the Fund did not hold any German and Japanese government bonds. The equity market rebound at the end of the first quarter proved to be short-lived, and equity markets resumed their declines during the second quarter and into the summer months, though they experienced occasional brief rallies. In May 2022, we increased the Fund’s allocation to equities, most notably U.S. equities, and then trimmed it during June following a spike in volatility, which had reversed the previous trend. As markets stabilized somewhat in July and August, we steadily reduced the Fund’s cash position to almost zero and increased its allocations to equities and U.S. Treasury securities. In September, during a time of risk-off, or heightened risk aversion, sentiment, we significantly increased the Fund’s cash position. We started the fourth quarter of 2022 by increasing the Fund’s allocations to equities and U.S. Treasuries, reducing its cash position back to zero.

Overall, the Fund was dynamically positioned in equities, U.S. Treasury securities and cash during the first half of the Reporting Period. During the second half of the Reporting Period, there were distinct periods when the Fund held a nearly zero cash position. Throughout the Reporting Period, U.S. equities and U.S. Treasury securities were the Fund’s largest allocations.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Fund employed exchange-traded equity index futures to gain exposure to U.S. large-cap stocks and to European, Japanese and U.K. equities. The use of these instruments had a negative impact overall on absolute returns. In addition, the Fund used bond futures to gain exposure to U.S. Treasury securities and to Japanese and German government bonds. On an absolute basis, the use of these instruments had a negative impact overall on the Fund’s performance.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

Effective at the close of business on June 23, 2022, Federico Gilly no longer served as a portfolio manager for the Fund, and James Park became a portfolio manager for the Fund. As of September 22, 2022, James Park no longer served as a portfolio manager for the Fund, and Momoko Ono and Jay Seo became portfolio managers for the Fund. At the end of the Reporting Period, Oliver Bunn, Momoko Ono and Jay Seo served as portfolio managers of the Fund. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Fund.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST TREND DRIVEN ALLOCATION FUND

What is the Fund’s tactical asset allocation view and strategy for the months ahead?

At the end of the Reporting Period, the Fund’s total assets were allocated 69.5% to equities, 30.5% to fixed income and 0% to cash. (Many of these positions were implemented through the use of exchanged-traded index future contracts.) Within the equity allocation, the Fund had significant exposure to U.S. large-cap equities and, to a lesser extent, to European, Japanese and U.K. equities. It had no exposure to emerging markets equities or U.S. small-cap stocks at the end of the Reporting Period. Within the fixed income allocation, the Fund had exposure to U.S. Treasury securities at the end of the Reporting Period and no exposure to Japanese and German government bonds.

Going forward, we intend to position the Fund based on analyses of trends from around the world, while dynamically managing the volatility, or risk, of the overall portfolio. In general, the Fund will seek to invest at least 50% of its assets in equity investments and at least 30% of its assets in fixed income investments. The Fund may deviate from these strategic allocations in order to allocate more of the Fund’s assets to investments with relatively strong recent trends and allocate assets away from investments with relatively poor recent trends. When volatility increases, our goal is to preserve capital by proportionally increasing the Fund’s cash exposure and reducing its exposure to riskier asset classes. There is no guarantee the Fund’s dynamic management strategy will cause it to achieve its investment objective.

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FUND BASICS

Trend Driven Allocation Fund

as of December 31, 2022

FUND COMPOSITION1

[1]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The underlying composition of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall composition may differ from the percentages contained in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST TREND DRIVEN ALLOCATION FUND

Performance Summary

December 31, 2022

The following graph shows the value, as of December 31, 2022, of a $10,000 investment made on January 1, 2013 in Service Shares at NAV. For comparative purposes, the performance of the Fund’s blended benchmark, the Allocation Composite Index, (comprised of the Morgan Stanley Capital International (MSCI) World Index (Net, USD, Hedged) (60%) and the Bloomberg U.S. Treasury Index (Total Return, USD, Unhedged) (40%)) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and, in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Trend Driven Allocation Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2013 through December 31, 2022.

Average Annual Total Return through December 31, 2022	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced October 16, 2013)	-19.00%	1.18%	N/A	2.68%
Service	-19.16%	0.92%	3.22%	—

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Index Definitions

ICE BofAML Three-Month T-Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by Bank of America Merrill Lynch.

MSCI ACWI Investable Market Index captures large, mid and small cap representation across 23 developed markets and 27 emerging markets countries.

MSCI Emerging Markets Index captures large-cap and mid-cap representation across 26 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

Bloomberg U.S. Treasury Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. Treasury bills are excluded by the maturity constraint.

MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

It is not possible to invest directly in an unmanaged index.

12

Shares	Description	Value

Underlying Funds (Class R6 Shares)(a) – 63.7%
Equity – 11.2%
208,599	Goldman Sachs Global Infrastructure Fund	$2,544,911
187,878	Goldman Sachs Emerging Markets Equity Insights Fund	1,401,569
15,680	Goldman Sachs Energy Infrastructure Fund	166,361

		4,112,841

Fixed Income – 52.5%
931,023	Goldman Sachs Long Short Credit Strategies Fund	7,094,397
482,432	Goldman Sachs Managed Futures Strategy Fund	4,930,459
287,214	Goldman Sachs Emerging Markets Debt Fund	2,550,458
386,754	Goldman Sachs High Yield Fund	2,057,530
177,750	Goldman Sachs High Yield Floating Rate Fund	1,539,318
129,972	Goldman Sachs Strategic Income Fund	1,146,354

		19,318,516

TOTAL UNDERLYING FUNDS (CLASS R6 SHARES)
(Cost $24,144,238)		$23,431,357

Exchange Traded Funds – 8.5%
	42,308	Goldman Sachs MarketBeta US Equity ETF	$2,196,208
	19,779	Goldman Sachs MarketBeta International Equity ETF(b)	928,624

	TOTAL EXCHANGE TRADED FUNDS
	(Cost $3,181,225)		$3,124,832

Shares		Dividend Rate	Value

Investment Companies (Institutional Shares)(a) – 26.0%
Goldman Sachs Financial Square Government Fund
3,276,259		4.159%	$3,276,259
Goldman Sachs VIT Government Money Market Fund
6,285,567		4.183%	$6,285,567

TOTAL INVESTMENT COMPANIES
(Cost $9,561,826)			9,561,826

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $36,887,289)			$36,118,015

Securities Lending Reinvestment Vehicle(a) – 2.5%
Goldman Sachs Financial Square Government Fund — Institutional Shares
911,315		4.159%	$911,315
(Cost $911,315)

TOTAL INVESTMENTS – 100.7%
(Cost $37,798,604)			$37,029,330

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%			(270,140)

NET ASSETS – 100.0%			$36,759,190

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated issuer.

(b)	All or a portion of security is on loan.

Currency Abbreviations:
CHF	—Swiss Franc
EUR	—Euro
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — As of December 31, 2022, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased	Currency Sold	Settlement Date	Unrealized Gain
UBS Financial Services	CHF 30,000	USD 32,319	3/15/2023	$383

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Schedule of Investments

December 31, 2022

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Schedule of Investments (continued)

December 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased	Currency Sold	Settlement Date	Unrealized Loss
UBS Financial Services	USD 31,741	EUR 30,000	3/15/2023	$(533)

FUTURES CONTRACTS — As of December 31, 2022, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
EURO STOXX Bank Index	35	03/17/23	$180,304	$5,229
MSCI Emerging Markets E-Mini Index	7	03/17/23	335,790	(3,794)
U.S. Treasury 10 Year Note	10	03/22/23	1,121,406	(7,494)
U.S. Treasury 2 Year Note	8	03/31/23	1,640,000	(162)

Total Futures Contracts				$(6,221)

PURCHASED OPTIONS CONTRACTS — As of December 31, 2022, the Portfolio had the following purchased option contracts:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased options contracts:

Calls
3 Month Eurodollar	95.00 USD	09/18/2023	3	$711,938	$2,569	$6,982	$(4,413)
3 Month Eurodollar	94.75 USD	12/18/2023	8	1,904,200	14,900	16,194	(1,294)
3 Month Eurodollar	95.00 USD	12/18/2023	4	952,100	5,975	11,559	(5,584)
3 Month Eurodollar	97.25 USD	12/19/2023	18	4,284,450	3,600	20,533	(16,933)
3 Month Eurodollar	94.75 USD	03/18/2024	8	1,912,000	21,850	23,250	(1,400)
3 Month Eurodollar	97.50 USD	03/19/2024	46	10,994,000	15,525	54,257	(38,732)
3 Month Eurodollar	97.00 USD	06/17/2024	8	1,919,400	6,650	7,603	(953)
3 Month Eurodollar	97.50 USD	06/17/2024	40	9,597,000	22,750	53,230	(30,480)
3 Month Eurodollar	97.00 USD	09/16/2024	12	2,887,200	13,275	15,853	(2,578)
3 Month Eurodollar	95.00 USD	09/16/2024	4	962,400	15,100	15,909	(809)
3 Month Eurodollar	97.00 USD	12/16/2024	21	5,061,000	28,481	33,277	(4,796)
3 Month Eurodollar	97.00 USD	03/17/2025	18	4,341,825	27,563	32,449	(4,886)
3 Month Eurodollar	95.88 USD	09/18/2023	12	2,847,750	3,525	30,603	(27,078)
3 Month Eurodollar	95.88 USD	06/20/2023	12	2,845,050	1,275	24,853	(23,578)
3 Month Eurodollar	95.88 USD	03/13/2023	8	1,898,500	300	14,244	(13,944)
3 Month Eurodollar	95.13 USD	03/18/2024	5	1,195,000	10,719	15,824	(5,105)
3 Month Eurodollar	95.13 USD	06/17/2024	5	1,199,625	14,812	18,261	(3,449)
3 Month Eurodollar	95.13 USD	09/16/2024	5	1,203,000	17,750	20,262	(2,512)
3 Month Eurodollar	94.88 USD	06/17/2024	4	959,700	13,500	14,034	(534)
3 Month Eurodollar	97.75 USD	03/13/2023	7	1,661,188	44	19,248	(19,204)
3 Month Eurodollar	97.75 USD	06/19/2023	4	948,350	125	16,312	(16,187)

TOTAL				$60,285,676	$240,288	$464,737	$(224,449)

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST TREND DRIVEN ALLOCATION FUND

Schedule of Investments

December 31, 2022

Shares	Description	Value

Exchange Traded Funds – 25.1%
90,765	iShares Core S&P 500 ETF	$34,872,821
91,600	Vanguard S&P 500 ETF	32,182,744

TOTAL EXCHANGE TRADED FUNDS
(Cost $50,719,973)		$67,055,565

Shares	Dividend Rate	Value

Investment Companies (Institutional Shares)(a) – 50.2%
Goldman Sachs Financial Square Government Fund
53,931,471	4.138%	$53,931,471
Goldman Sachs Financial Square Treasury Instruments Fund
26,776,391	3.932	26,776,391
Goldman Sachs Financial Square Treasury Obligations Fund
26,777,206	4.144	26,777,206
Goldman Sachs Financial Square Treasury Solutions Fund
26,776,391	4.127	26,776,391

TOTAL INVESTMENT COMPANIES
(Cost $134,261,459)		$134,261,459

TOTAL INVESTMENTS – 75.3%
(Cost $184,981,432)		$201,317,024

OTHER ASSETS IN EXCESS OF LIABILITIES – 24.7%		66,122,451

NET ASSETS – 100.0%		$267,439,475

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — As of December 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
EURO STOXX 50 Index	461	03/17/23	$18,678,133	$(945,697)
FTSE 100 Index	101	03/17/23	9,116,282	(42,644)
S&P 500 E-Mini Index	407	03/17/23	78,571,350	(3,064,189)
TOPIX Index	85	03/09/23	12,250,648	(307,791)
U.S. Treasury 10 Year Note	728	03/22/23	81,638,375	(882,879)

Total Futures Contracts				$(5,243,200)

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Statements of Assets and Liabilities

December 31, 2022

	Multi-Strategy Alternatives Portfolio	Trend Driven Allocation Fund

Assets:
Investments in unaffiliated issuers, at value (cost $— and $50,719,973, respectively)	$—	$67,055,565
Investments in affiliated issuers, at value (cost $36,887,289 and $134,261,459, respectively)(a)	36,118,015	134,261,459
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	911,315	—
Purchased Options, at value (premiums paid $464,737 and $—, respectively)	240,288	—
Cash	559,127	57,473,870
Foreign currency, at value (cost $— and $201,779, respectively)	—	205,391
Receivables:
Collateral on future contracts	41,600	—
Dividends	13,152	260,244
Fund shares sold	13,070	30,372
Securities lending income	551	—
Due from broker	—	9,474,089
Reimbursement from investment adviser	17,042	22,459
Unrealized gain on forward foreign currency exchange contracts	383	—
Other assets	67	96

Total assets	37,914,610	268,783,545

Liabilities:
Variation margin on futures contracts	9,008	957,607
Unrealized loss on forward foreign currency exchange contracts	533	—
Payables:
Payable upon return of securities loaned	911,315	—
Fund shares redeemed	73,669	74,511
Distribution and Service fees and Transfer Agency fees	67,313	69,505
Management fees	4,708	147,680
Accrued expenses	88,874	94,767

Total liabilities	1,155,420	1,344,070

Net Assets:
Paid-in capital	41,049,722	299,892,684
Total distributable earnings (loss)	(4,290,532)	(32,453,209)

NET ASSETS	$36,759,190	$267,439,475
Net Assets:
Advisor	$23,200,142	$—
Institutional	2,203,322	505,791
Service	11,355,726	266,933,684

Total Net Assets	$36,759,190	$267,439,475
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Advisor	2,646,539	—
Institutional	250,158	50,281
Service	1,288,333	26,726,720
Net asset value, offering and redemption price per share:
Advisor	$8.77	$—
Institutional	8.81	10.06
Service	8.81	9.99

(a) Includes loaned securities having a market value of $882,191 and $–, respectively.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2022

	Multi-Strategy Alternatives Portfolio	Trend Driven Allocation Fund

Investment income:
Dividends — affiliated Underlying Funds	$1,752,128	$2,206,619
Dividends — unaffiliated issuers	21,433	931,651
Securities lending income — affiliated issuer	1,127	6,390

Total investment income	1,774,688	3,144,660

Expenses:
Distribution and/or Service (12b-1) fees(a)	131,264	752,332
Professional fees	94,179	181,377
Custody, accounting and administrative services	71,454	64,360
Management fees	63,034	2,381,158
Trustee fees	27,295	35,263
Printing and mailing costs	13,053	37,779
Transfer Agency fees(a)	8,405	60,282
Other	1,509	5,884

Total expenses	410,193	3,518,435

Less — expense reductions	(194,634)	(778,094)

Net expenses	215,559	2,740,341

NET INVESTMENT INCOME	1,559,129	404,319

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	430,726	4,646,782
Investments — affiliated Underlying Funds	(3,366,417)	—
Futures contracts	(552,257)	(37,545,427)
Purchased options	(267,112)	—
Foreign currency transactions	11,413	(1,072,748)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	—	(25,809,077)
Investments — affiliated Underlying Funds	(1,125,104)	—
Futures contracts	(27,832)	(8,086,440)
Purchased Options	(168,602)	—
Forward foreign currency exchange contracts	(150)	—
Foreign currency translations	6,564	1,180,323

Net realized and unrealized loss	(5,058,772)	(66,686,587)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,499,642)	$(66,282,268)

(a) Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees		Transfer Agency Fees
Fund	Advisor	Service	Advisor	Institutional	Service
Multi-Strategy Alternatives Portfolio	$85,620	$45,644	$4,281	$472	$3,652
Trend Driven Allocation Fund	—	752,332	—	96	60,186

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Statements of Changes in Net Assets

	Multi-Strategy Alternatives Portfolio		Trend Driven Allocation Fund
	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2021

From operations:
Net investment income (loss)	$1,559,129	$519,664	$404,319	$(2,029,491)
Net realized gain (loss)	(3,743,647)	460,329	(33,971,393)	44,004,366
Net change in unrealized gain (loss)	(1,315,124)	137,496	(32,715,194)	10,247,601

Net increase (decrease) in net assets resulting from operations	(3,499,642)	1,117,489	(66,282,268)	52,222,476

Distributions to shareholders:
From distributable earnings:
Advisor Shares	(806,855)	(268,995)	—	—
Institutional Shares	(84,430)	(41,966)	(20,604)	(40,198)
Service Shares	(388,859)	(96,854)	(10,871,371)	(43,019,719)

Total distributions to shareholders	(1,280,144)	(407,815)	(10,891,975)	(43,059,917)

From share transactions:
Proceeds from sales of shares	76,038,713	9,602,512	25,924,207	16,311,964
Reinvestment of distributions	1,280,144	407,815	10,891,975	43,059,917
Cost of shares redeemed	(65,417,529)	(3,772,014)	(49,855,165)	(46,955,103)

Net increase (decrease) in net assets resulting from share transactions	11,901,328	6,238,313	(13,038,983)	12,416,778

TOTAL INCREASE (DECREASE)	7,121,542	6,947,987	(90,213,226)	21,579,337

Net Assets:

Beginning of year	29,637,648	22,689,661	357,652,701	336,073,364

End of year	$36,759,190	$29,637,648	$267,439,475	$357,652,701

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Strategy Alternatives Portfolio
	Institutional Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$9.77	$9.46	$9.02	$8.51	$9.39

Net investment income(a)(b)	0.38	0.23	0.25	0.30	0.24

Net realized and unrealized gain (loss)	(0.99)	0.25	0.39	0.48	(0.87)

Total from investment operations	(0.61)	0.48	0.64	0.78	(0.63)

Distributions to shareholders from net investment income	(0.35)	(0.17)	(0.20)	(0.27)	(0.25)

Net asset value, end of year	$8.81	$9.77	$9.46	$9.02	$8.51

Total Return(c)	(6.24)%	5.03%	7.05%	9.11%	(6.74)%

Net assets, end of year (in 000’s)	$2,203	$2,515	$1,520	$1,309	$745

Ratio of net expenses to average net assets(d)	0.20%	0.22%	0.21%	0.25%	0.22%

Ratio of total expenses to average net assets(d)	0.69%	1.02%	1.39%	1.60%	1.57%

Ratio of net investment income to average net assets	4.08%	2.29%	2.73%	3.30%	2.62%

Portfolio turnover rate(e)	199%	25%	5%	26%	61%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Strategy Alternatives Portfolio
	Service Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$9.76	$9.45	$9.02	$8.52	$9.41

Net investment income(a)(b)	0.31	0.20	0.23	0.32	0.28

Net realized and unrealized gain (loss)	(0.95)	0.26	0.38	0.43	(0.93)

Total from investment operations	(0.64)	0.46	0.61	0.75	(0.65)

Distributions to shareholders from net investment income	(0.31)	(0.15)	(0.18)	(0.25)	(0.24)

Net asset value, end of year	$8.81	$9.76	$9.45	$9.02	$8.52

Total Return(c)	(6.54)%	4.84%	6.70%	8.82%	(6.93)%

Net assets, end of year (in 000’s)	$11,356	$6,538	$3,472	$2,857	$811

Ratio of net expenses to average net assets(d)	0.45%	0.47%	0.46%	0.51%	0.47%

Ratio of total expenses to average net assets(d)	0.88%	1.28%	1.65%	1.86%	1.95%

Ratio of net investment income to average net assets	3.34%	2.04%	2.51%	3.54%	3.08%

Portfolio turnover rate(e)	199%	25%	5%	26%	61%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Strategy Alternatives Portfolio
	Advisor Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$9.73	$9.42	$8.99	$8.49	$9.36

Net investment income(a)(b)	0.37	0.18	0.20	0.24	0.17

Net realized and unrealized gain (loss)	(1.01)	0.26	0.39	0.49	(0.83)

Total from investment operations	(0.64)	0.44	0.59	0.73	(0.66)

Distributions to shareholders from net investment income	(0.32)	(0.13)	(0.16)	(0.23)	(0.21)

Net asset value, end of year	$8.77	$9.73	$9.42	$8.99	$8.49

Total Return(c)	(6.61)%	4.66%	6.56%	8.60%	(7.09)%

Net assets, end of year (in 000’s)	$23,200	$20,585	$17,698	$15,410	$13,460

Ratio of net expenses to average net assets(d)	0.60%	0.62%	0.61%	0.64%	0.62%

Ratio of total expenses to average net assets(d)	1.09%	1.44%	1.79%	2.01%	1.93%

Ratio of net investment income to average net assets	3.99%	1.89%	2.28%	2.61%	1.92%

Portfolio turnover rate(e)	199%	25%	5%	26%	61%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS VARIABLE INSURANCE TRUST TREND DRIVEN ALLOCATION FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Trend Driven Allocation Fund
	Institutional Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$12.92	$12.61	$12.32	$11.65	$12.46

Net investment income (loss)(a)	0.07	(0.04)	0.02	0.15	0.14

Net realized and unrealized gain (loss)	(2.51)	2.10	0.52	1.28	(0.64)

Total from investment operations	(2.44)	2.06	0.54	1.43	(0.50)

Distributions to shareholders from net investment income	—	—	(0.07)	(0.22)	(0.12)

Distributions to shareholders from net realized gains	(0.42)	(1.75)	(0.18)	(0.54)	(0.19)

Total distributions	(0.42)	(1.75)	(0.25)	(0.76)	(0.31)

Net asset value, end of year	$10.06	$12.92	$12.61	$12.32	$11.65

Total Return(b)	(19.00)%	16.46%	4.35%	12.29%	(4.08)%

Net assets, end of year (in 000’s)	$506	$337	$289	$277	$247

Ratio of net expenses to average net assets	0.66%	0.65%	0.60%	0.59%	0.51%

Ratio of total expenses to average net assets	0.92%	0.87%	0.90%	0.89%	0.86%

Ratio of net investment income (loss) to average net assets	0.63%	(0.32)%	0.13%	1.18%	1.13%

Portfolio turnover rate(c)	344%	12%	168%	61%	60%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST TREND DRIVEN ALLOCATION FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Trend Driven Allocation Fund
	Service Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$12.86	$12.59	$12.30	$11.64	$12.45

Net investment income (loss)(a)	0.02	(0.08)	(0.01)	0.11	0.08

Net realized and unrealized gain (loss)	(2.47)	2.10	0.51	1.28	(0.62)

Total from investment operations	(2.45)	2.02	0.50	1.39	(0.54)

Distributions to shareholders from net investment income	—	—	(0.03)	(0.19)	(0.08)

Distributions to shareholders from net realized gains	(0.42)	(1.75)	(0.18)	(0.54)	(0.19)

Total distributions	(0.42)	(1.75)	(0.21)	(0.73)	(0.27)

Net asset value, end of year	$9.99	$12.86	$12.59	$12.30	$11.64

Total Return(b)	(19.16)%	16.17%	4.10%	11.94%	(4.34)%

Net assets, end of year (in 000’s)	$266,934	$357,316	$335,784	$345,219	$395,842

Ratio of net expenses to average net assets	0.91%	0.92%	0.85%	0.84%	0.81%

Ratio of total expenses to average net assets	1.17%	1.14%	1.15%	1.14%	1.11%

Ratio of net investment income (loss) to average net assets	0.13%	(0.58)%	(0.12)%	0.91%	0.63%

Portfolio turnover rate(c)	344%	12%	168%	61%	60%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Notes to Financial Statements

December 31, 2022

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Multi-Strategy Alternatives	Institutional, Service and Advisor	Diversified
Trend Driven Allocation	Institutional and Service	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

The Multi-Strategy Alternatives Portfolio invests primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM acts as investment adviser. Additionally, the Multi-Strategy Alternatives Portfolio may invest a portion of its assets directly in other securities and instruments, including unaffiliated exchange traded funds (“Unaffiliated Funds”). The Trend Driven Allocation Fund may invest in one or a combination of the following securities and instruments: pooled investment vehicles, including exchange-traded funds (“ETFs”) and other investment companies; equity securities of U.S. and non-U.S. issuers; U.S. fixed income securities; and derivatives that provide exposure to a broad spectrum of asset classes and geographic regions.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The valuation policy of the Funds and Underlying Funds is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

Underlying Funds. Because the Underlying Funds have varied expense and fee levels and each Fund may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Notes to Financial Statements (continued)

December 31, 2022

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e., where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, each Fund’s shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii. Options — When the Multi-Strategy Alternatives Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by the Multi-Strategy Alternatives Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2022:

MULTI-STRATEGY ALTERNATIVES PORTFOLIO
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income Underlying Funds	$19,318,516	$—	$—
Investment Companies	9,561,826	—	—
Equity Underlying Funds	4,112,841	—	—
Exchange Traded Funds	3,124,832	—	—
Securities Lending Reinvestment Vehicle	911,315	—	—

Total	$37,029,330	$—	$—

Derivative Type

Assets
Forward Foreign Currency Contracts(a)	$—	$383	$—
Futures Contracts(a)	5,229	—	—
Purchased Option Contracts	240,288	—	—

Total	$245,517	$383	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Notes to Financial Statements (continued)

December 31, 2022

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-STRATEGY ALTERNATIVES PORTFOLIO (continued)
Derivative Type	Level 1	Level 2	Level 3

Liabilities(a)
Forward Foreign Currency Contracts	$—	$(533)	$—
Futures Contracts	(11,450)	—	—

Total	$(11,450)	$(533)	$—

TREND DRIVEN ALLOCATION FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Exchange Traded Funds	$67,055,565	$—	$—
Investment Companies	134,261,459	—	—

Total	$201,317,024	$—	$—

Derivative Type

Liabilities(a)
Futures Contracts	$(5,243,200)	$—	$—

Total	$(5,243,200)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

4.    INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2022. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Multi-Strategy Alternatives

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Equity	Variation margin on futures contracts	$5,229	(a)	Variation margin on futures contracts	$(3,794	)(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	383		Payable for unrealized loss on forward foreign currency exchange contracts	(533)
Interest Rate	Purchased options contracts, at value	240,288		Variation margin on futures contracts	(7,656	)(a)

Total		$245,900			$(11,983)

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

4.    INVESTMENTS IN DERIVATIVES (continued)

Trend Driven Allocation

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Equity		$—	Variation margin on futures contracts	$(4,360,321	)(a)
Interest Rate		—	Variation margin on futures contracts	(882,879	)(a)

Total		$—		$(5,243,200)

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of December 31, 2022, is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the year ended December 31, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Strategy Alternatives

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$11,413	$150
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(251,908)	(2,924)
Interest Rate	Net realized gain (loss) from futures contracts and Purchased options/Net change in unrealized gain (loss) on futures contracts	(567,461)	(193,510)

Total		$(819,369)	$(196,584)

Trend Driven Allocation

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(25,662,822)	$(7,281,348)
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(11,882,605)	(805,092)

Total		$(37,545,427)	$(8,086,440)

For the fiscal year ended December 31, 2022, the relevant values for each derivative type were as follows:

	Average Number of Contracts(1)
Fund	Futures Contracts	Forward Contracts	Purchased Options
Multi-Strategy Alternatives	55	99,046	221
Trend Driven Allocation	1,292	—	—

(1)

Amounts disclosed represent average number of contracts for futures and purchased options contracts and notional amounts for forward contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that the Funds held such derivatives during the fiscal year ended December 31, 2022.

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Notes to Financial Statements (continued)

December 31, 2022

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2022, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
Multi-Strategy Alternatives	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.00	%*
Trend Driven Allocation	0.79%	0.71%	0.68%	0.66%	0.65%	0.79%	0.64	%**

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*

GSAM agreed to waive a portion of its management fees in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 29, 2023, and prior to such date GSAM may not terminate the arrangement without approval of the trustees. For the fiscal year ended December 31,2022, GSAM waived $63,034 of its management fee.

**

GSAM agreed to waive a portion of its management fees in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 29, 2023, and prior to such date GSAM may not terminate the arrangement without approval of the trustees. For the fiscal year ended December 31,2022, GSAM waived $361,696 of its management fee.

The Multi-Strategy Alternatives Portfolio invests in Institutional Shares of the Goldman Sachs Financial Square Government and Goldman Sachs VIT Government Money Market Funds and Trend Driven Allocation Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government, Goldman Sachs Financial Square Treasury Instruments, Goldman Sachs Financial Square Treasury Obligations, and Goldman Sachs Financial Square Treasury Solutions Funds, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2022, GSAM waived $8,862 and $103,791 of the Multi-Strategy Alternatives Portfolio’s and Trend Driven Allocation Fund’s management fee, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Service Shares of the Funds has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Funds’ average daily net assets attributable to Service Shares.

The Trust, on behalf of Advisor Shares of the Multi-Strategy Alternatives Portfolio, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.15% of the Multi-Strategy Alternatives Portfolio’s average daily net assets attributable to Advisor Shares.

C.  Service Plans — The Trust, on behalf of Advisor Shares of the Multi-Strategy Alternatives Portfolio, has adopted a Service Plan to allow Advisor Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and administration services to their customers who are beneficial owners of such shares. The Service Plans each provide for compensation to the service organizations equal to 0.25% of the average daily net assets attributable to Advisor Shares of the Multi-Strategy Alternatives Portfolio.

30

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional, Service and Advisor Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Multi-Strategy Alternatives Portfolio and Trend Driven Allocation Fund are 0.204% and 0.004%, respectively. These Other Expense limitations will remain in place through at least April 29, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Total Expense Reductions
Multi-Strategy Alternatives	$71,896	$122,738	$194,634
Trend Driven Allocation	$465,487	$312,607	$778,094

F.  Line of Credit Facility — As of December 31, 2022, the Funds participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2022, the Funds did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

G.  Other Transactions with Affiliates — The following table provides information about Goldman Sachs Variable Insurance Trust Trend Driven Allocation Fund’s investments in the Goldman Sachs Financial Square Government, Goldman Sachs Financial Square Treasury Instruments, Goldman Sachs Financial Square Treasury Obligations, and Goldman Sachs Financial Square Treasury Solutions Funds as of and for the year ended December 31, 2022.

Investment Companies	Beginning Value as of December 31, 2021	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2022	Shares as of December 31, 2022	Dividend Income
Goldman Sachs Financial Square Government Fund	$107,548,515	$32,799,572	$(86,416,616)	$53,931,471	53,931,471	$892,814
Goldman Sachs Financial Square Treasury Instruments Fund	17,641,672	15,596,999	(6,462,280)	26,776,391	26,776,391	416,747
Goldman Sachs Financial Square Treasury Obligations Fund	35,780,380	—	(9,003,174)	26,777,206	26,777,206	444,736
Goldman Sachs Financial Square Treasury Solutions Fund	35,779,565	—	(9,003,174)	26,776,391	26,776,391	452,322

Total	$196,750,132	$48,396,571	$(110,885,244)	$134,261,459		$2,206,619

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Notes to Financial Statements (continued)

December 31, 2022

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2022, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 12% of the Institutional Shares of the Trend Driven Allocation Fund.

The Multi-Strategy Alternatives Portfolio invests primarily in Class R6 and Institutional Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Multi-Strategy Alternatives Portfolio. The tables below show the transactions in and earnings from investments in these Underlying Funds for the year ended December 31, 2022:

Underlying Funds	Beginning Value as of December 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value December 31, 2022	Shares as of December 31, 2022	Dividend Income
Goldman Sachs Absolute Return Tracker Fund	$2,125,889	$—	$(2,123,715)	$81,069	$(83,243)	$—	—	$—
Goldman Sachs Alternative Premia Fund	2,688,531	—	(2,600,514)	(359,303)	271,286	—	—	—
Goldman Sachs Dynamic Global Equity Fund	2,391,987	—	(2,374,414)	49,017	(66,590)	—	—	—
Goldman Sachs Emerging Markets Debt Fund	2,551,140	6,516,734	(5,480,000)	(1,046,510)	9,094	2,550,458	287,214	206,734
Goldman Sachs Emerging Markets Equity Insights Fund	501,367	4,302,300	(2,990,000)	(306,182)	(105,916)	1,401,569	187,878	36,130
Goldman Sachs Energy Infrastructure Fund	—	279,553	(125,000)	4,903	6,905	166,361	15,680	8,063
Goldman Sachs Financial Square Government Fund (Institutional Shares)	1,042,574	65,495,900	(63,262,215)	—	—	3,276,259	3,276,259	83,144
Goldman Sachs Global Infrastructure Fund	2,503,260	5,383,500	(4,850,000)	(289,889)	(200,483)	2,544,911	208,599	72,023
Goldman Sachs High Yield Floating Rate Fund	1,514,507	3,879,389	(3,660,000)	(170,942)	(23,636)	1,539,318	177,750	115,469
Goldman Sachs High Yield Fund	1,960,245	4,315,516	(3,705,000)	(426,657)	(77,536)	2,057,530	386,754	126,478
Goldman Sachs Long Short Credit Strategies Fund	2,101,630	16,317,082	(10,150,000)	(781,675)	(392,640)	7,094,397	931,023	401,275
Goldman Sachs Managed Futures Strategy Fund	2,991,500	10,054,915	(8,200,000)	286,599	(202,555)	4,930,459	482,432	513,344
Goldman Sachs MarketBeta US Equity ETF	—	7,075,790	(4,452,589)	(331,117)	(95,876)	2,196,208	42,308	39,820
Goldman Sachs MarketBeta International Equity ETF	—	3,468,493	(2,333,597)	(245,755)	39,483	928,624	19,779	29,386
Goldman Sachs Strategic Income Fund	905,551	1,822,617	(1,500,000)	(57,048)	(21,854)	1,146,354	129,972	34,705
Goldman Sachs Tactical Tilt Overlay Fund	5,839,260	—	(5,884,790)	227,073	(181,543)	—	—	—
Goldman Sachs VIT Government Money Market Fund (Institutional Shares) Overlay Fund	—	6,285,567	—	—	—	6,285,567	6,285,567	85,557

Total	$29,117,441	$135,197,356	$(123,691,834)	$(3,366,417)	$(1,125,104)	$36,118,015		$1,752,128

32

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2022, were as follows:

Fund	Purchases	Sales and Maturities
Multi-Strategy Alternatives	$66,972,320	$64,074,148
Trend Driven Allocation	241,934,119	244,000,535

7.    SECURITIES LENDING

The Multi-Strategy Alternatives Portfolio may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Trend Driven Allocation Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will, and BNYM may, exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNYM are unable to purchase replacement securities, GSAL and/or BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions

33

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Notes to Financial Statements (continued)

December 31, 2022

7.    SECURITIES LENDING (continued)

outstanding as of December 31, 2022, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable. The Funds did not have securities on loan as of December 31, 2022.

The Funds, GSAL and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended December 31, 2022, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the fiscal year ended December 31, 2022
	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Fund from Lending to Goldman Sachs
Trend Driven Allocation	$710	$3,050

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended December 31, 2022.

Fund	Beginning Value as of December 31, 2021	Purchases at Cost	Proceeds from Sales	Ending value as of December 31, 2022
Multi-Strategy Alternatives	$—	$6,655,136	$(5,743,821)	$911,315
Trend Driven Allocation	—	51,815,546	(51,815,546)	—

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2022 was as follows:

	Multi-Strategy Alternatives	Trend Driven Allocation
Distributions paid from:
Ordinary income	$1,280,144	$4,200,089
Net long-term capital gains	—	6,691,886
Total taxable distributions	$1,280,144	$10,891,975

The tax character of distributions paid during the fiscal year ended December 31, 2021 was as follows:

	Multi-Strategy Alternatives	Trend Driven Allocation
Distributions paid from:
Ordinary income	$407,815	$27,527,213
Net long-term capital gains	—	15,532,704
Total taxable distributions	$407,815	$43,059,917

34

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

8.    TAX INFORMATION (continued)

As of December 31, 2022, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Multi-Strategy Alternatives	Trend Driven Allocation
Undistributed ordinary income — net	$1,267,128	$—
Undistributed long-term capital gains		—
Total undistributed earnings	$1,267,128	$—
Capital loss carryforwards:
Perpetual Short-term	(1,748,216)	(7,200,950)
Perpetual Long-term	(1,812,000)	(30,925,043)
Total Capital loss carryforwards	(3,560,216)	(38,125,993)
Timing differences (Qualified late year ordinary loss deferral and Straddle loss deferral)	—	(4,120,292)
Unrealized gain (loss) — net	(1,997,444)	9,793,076
Total accumulated earnings — net	$(4,290,532)	$(32,453,209)

As of December 31, 2022, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Strategy Alternatives	Trend Driven Allocation
Tax cost	$39,268,388	$186,929,812
Gross unrealized gain	492,624	10,494,615
Gross unrealized loss	(2,490,068)	(701,539)
Net unrealized gain (loss)	$(1,997,444)	$9,793,076

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, options contracts and foreign currency contracts.

The Trend Driven Allocation Fund reclassed $1,463,121 from paid-in capital to distributable earnings. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from net operating losses.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISK

The Funds’ and Underlying Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to

35

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Notes to Financial Statements (continued)

December 31, 2022

9.    OTHER RISK (continued)

maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Funds or an Underlying Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanction country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund or an Underlying Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund or Underlying Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds or an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds or an Underlying Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. The Fund may face a heightened level of interest rate risk in connection with the type and extent of certain monetary policy changes made by the Federal Reserve, such as target interest rate changes. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, the Funds will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Investments in the Underlying Funds Risk — The investments of the Multi-Strategy Alternatives Portfolio may be concentrated in one or more Underlying Funds (including ETFs and other registered investment companies) subject to statutory limitations prescribed by the Act or exemptive relief or regulations thereunder. The Multi-Strategy Alternatives Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Multi-Strategy Alternatives Portfolio is subject to the risk factors associated with the investments of the Underlying Funds and will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets allocated to each. If the Multi-Strategy Alternatives Portfolio has a relative concentration of its portfolio in a single Underlying Fund, it may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments. A strategy used by the Underlying Funds may fail to produce the intended results.

36

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

9.    OTHER RISK (continued)

Large Shareholder Transactions Risk — A Fund or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund or an Underlying Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s or Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s or Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s or Underlying Fund’s expense ratio. Similarly, large Fund or an Underlying Fund share purchases may adversely affect a Fund’s or Underlying Fund’s performance to the extent that the Fund or an Underlying Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund or an Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund or an Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund or an Underlying Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund or an Underlying Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s or Underlying Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s or Underlying Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund or an Underlying Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund or an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and/or an Underlying Fund and their investments. Additionally, a Fund and/or an Underlying Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund and the Underlying Fund has unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

37

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Notes to Financial Statements (continued)

December 31, 2022

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Strategy Alternatives Portfolio
	For the Fiscal Year Ended December 31, 2022		For the Fiscal Year Ended December 31, 2021
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	27,388	$258,170	154,388	$1,520,126
Reinvestment of distributions	9,562	84,430	4,291	41,966
Shares redeemed	(44,143)	(411,218)	(62,051)	(611,039)
	(7,193)	(68,618)	96,628	951,053
Service Shares
Shares sold	7,434,585	69,525,534	428,346	4,203,235
Reinvestment of distributions	43,989	388,859	9,924	96,854
Shares redeemed	(6,859,851)	(62,785,354)	(136,031)	(1,336,716)
	618,723	7,129,039	302,239	2,963,373
Advisor Share
Shares sold	680,336	6,255,009	396,642	3,879,151
Reinvestment of distributions	91,792	806,855	27,617	268,995
Shares redeemed	(240,786)	(2,220,957)	(187,371)	(1,824,259)
	531,342	4,840,907	236,888	2,323,887

NET INCREASE	1,142,872	$11,901,328	635,755	$6,238,313

	Trend Driven Allocation Fund
	For the Fiscal Year Ended December 31, 2022		For the Fiscal Year Ended December 31, 2021
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	25,026	$296,816	—	$—
Reinvestment of distributions	1,959	20,604	3,134	40,198
Shares redeemed	(2,759)	(30,602)	—	—
	24,226	286,818	3,134	40,198
Service Shares
Shares sold	2,260,227	25,627,391	1,197,442	16,311,964
Reinvestment of distributions	1,041,319	10,871,371	3,368,811	43,019,719
Shares redeemed	(4,360,235)	(49,824,563)	(3,449,473)	(46,955,103)
	(1,058,689)	(13,325,801)	1,116,780	12,376,580

NET INCREASE (DECREASE)	(1,034,463)	$(13,038,983)	1,119,914	$12,416,778

38

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of

Goldman Sachs Multi-Strategy Alternatives Portfolio and Goldman Sachs Trend Driven Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Multi-Strategy Alternatives Portfolio and Goldman Sachs Trend Driven Allocation Fund (two of the Funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs Fund complex since 2000.

39

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Fund Expenses — Six Month Period Ended December 31, 2022 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service and Advisor Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares, Service Shares and Advisor Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 through December 31, 2022, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Multi-Strategy Alternatives Portfolio				Trend Driven Allocation Fund
Share Class	Beginning Account Value 7/1/22	Ending Account Value 12/31/22		Expenses Paid for the 6 months ended 12/31/2022*	Beginning Account Value 7/1/22	Ending Account Value 12/31/22		Expenses Paid for the 6 months ended 12/31/2022*
Institutional

Actual	$1,000.00	$1,007.70		$1.01	$1,000.00	$955.75		$3.25
Hypothetical 5% return	1,000.00	1,024.20	+	1.02	1,000.00	1,021.88	+	3.36
Service

Actual	1,000.00	1,005.74		2.28	1,000.00	954.61		4.48
Hypothetical 5% return	1,000.00	1,022.94	+	2.29	1,000.00	1,020.62	+	4.63
Advisor

Actual	1,000.00	1,005.18		3.03	1,000.00	N/A		N/A
Hypothetical 5% return	1,000.00	1,022.18	+	3.06	1,000.00	N/A		N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional Shares	Service Shares	Advisor Shares
Multi-Strategy Alternatives Portfolio	0.20%	0.45%	0.60%
Trend Driven Allocation Fund	0.66	0.91	N/A

40

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer[5] Age: 73	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	103	None
Dwight L. Bush Age: 65	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.

				103	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)
Kathryn A. Cassidy Age: 68	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	103	Vertical Aerospace Ltd. (an aerospace and technology company)
John G. Chou Age: 66	Trustee	Since 2022	Mr. Chou is Executive Vice President and Special Advisor to the Chairman and CEO of AmerisourceBergen Corporation (a pharmaceutical and healthcare company) (2021-Present); and formerly held various executive management positions with AmerisourceBergen Corporation, including Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	103	None
Diana M. Daniels[5] Age: 73	Trustee	Since 2007

Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Director of 1735 NY Investments, LLC (oversees an investment fund that supports the mission of the American Institute of Architects) (2022-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007).

Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.

				103	None

41

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Joaquin Delgado Age: 62	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.

				103	Stepan Company (a specialty chemical manufacturer)
Eileen H. Dowling Age: 60	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	103	None
Gregory G. Weaver Age: 71	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	103	Verizon Communications Inc.
Paul C. Wirth Age: 65	Trustee	Since 2022	Mr. Wirth is retired. Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	103	None

42

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 60	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2022.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2022, Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 45 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

[5]	Ms. Daniels and Ms. Palmer retired as Independent Trustees effective January 1, 2023.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

43

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 60	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President-Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2022.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2022, 3.28% and 5.23% of the dividends paid from net investment company taxable income by the Goldman Sachs Multi-Strategy Alternatives Portfolio and Goldman Sachs Trend Driven Allocation Fund, respectively, qualify for the dividends received deduction available to corporations.

For the year ended December 31, 2022, the Goldman Sachs Multi-Strategy Alternatives Portfolio elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Goldman Sachs Multi-Strategy Alternatives Portfolio from sources within foreign countries and possessions of the United States was $0.0152 per share, all of which was attributable to qualified passive income. The percentage of net investment income dividends paid by the Goldman Sachs Multi-Strategy Alternatives Portfolio during the year ended December 31, 2022 from foreign sources was 2.08%. The total amount of foreign taxes paid by the Goldman Sachs Multi-Strategy Alternatives Portfolio was $0.0030 per share.

Pursuant to Section 852 of the Internal Revenue Code, the Goldman Sachs Trend Driven Allocation Fund designated $6,691,886 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2022.

44

TRUSTEES	OFFICERS
Gregory G. Weaver, Chair	James A. McNamara, President
Dwight L. Bush	Joseph F. DiMaria, Principal Financial Officer,
Kathryn A. Cassidy	Principal Accounting Officer and Treasurer
John G. Chou	Caroline L. Kraus, Secretary
Joaquin Delgado
Eileen H. Dowling
James A. McNamara
Paul C. Wirth

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Trends Allocation Fund.

© 2023 Goldman Sachs. All rights reserved.

VITFOFAR-23 268095-OTU-1554694

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Core Fixed Income Fund

Annual Report

December 31, 2022

Goldman Sachs Variable Insurance Trust

∎	GOLDMAN SACHS CORE FIXED INCOME FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2022 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of -14.03% and -14.28%, respectively. This compares to the -13.01% average annual total return of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Index”), during the same time period.

What economic and market factors most influenced the U.S. fixed income market and the Fund during the Reporting Period?

During the Reporting Period, the U.S. fixed income market and the Fund were influenced most by the Federal Reserve’s (the “Fed”) hawkish policy, including interest rates hikes and quantitative tightening. (Hawkish tends to suggest higher interest rates; opposite of dovish. Quantitative tightening refers to the reduction in the size of the Fed’s balance sheet.) Other factors included the Russia/Ukraine conflict, persistent inflation and the strong jobs market, the potential of a U.S. recession, global economic growth concerns, and the U.K. budget and the so-called “Gilt crisis.” (Gilts are U.K. government bonds.)

In the first quarter of 2022, when the Reporting Period began, the U.S. fixed income market broadly reflected the impact of inflationary pressures and generally hawkish monetary policy developments. At their January policy meeting, Fed officials kept short-term interest rates on hold but hinted they might implement a rate hike in March. During February, geopolitical tensions added uncertainty to an already complex investment backdrop. Inflation surged to new multi-decade highs, as energy and commodity prices in particular jumped in response to Russia’s invasion of Ukraine late in the month. The Fed accelerated the pace of its asset purchase tapering, which it had started in November 2021, and ended it entirely in March 2022. Also in March, after the onset of the Russia/Ukraine war and against the backdrop of tightening financial conditions, the Fed raised short-term interest rates by 25 basis points, the first rate hike since the end of 2018. (A basis point is 1/100th of a percentage point.) Credit spreads widened, as bond yields rose in response to inflationary pressures and Fed policy action (Credit spreads or yield differentials between corporate bonds and U.S. Treasury securities of similar maturity).

During the second quarter of 2022, rising inflation, the Fed’s policy response and recession worries were at the core of the market narrative. In May 2022, U.S. consumer inflation reached its highest level in nearly four decades and then hit a new high in June, as rising energy and food costs pushed up prices. Supply-chain disruptions, high energy prices and uncertainty related to the Russia/Ukraine war appeared to increase the risk of recession. The Fed accelerated its pace of tightening, raising short-term interest rates by 50 basis points in May and then by 75 basis points in June. Rising short-term yields and expectations for continued Fed tightening hurt duration-sensitive securities, while concerns about the U.S. economic outlook led to credit spread widening. (Duration is a measure of a security’s sensitivity to changes in interest rates.)

In the third quarter of 2022, noticeable tightening of financial conditions, guided by investor expectations for a more aggressive Fed interest rate hiking cycle, was the major story. The Fed’s hawkish policy was supported by higher than consensus expected core Consumer Price Index (“CPI”) data and a still-tight labor market that showed only moderate signs of cooling. (Core CPI data excludes food and energy prices.) Indeed, during July, Fed officials raised short-term interest rates by 75 basis points. That same month, the U.S. Treasury yield curve, or spectrum of maturities, inverted between two-year and 10-year maturities, meaning two-year yields were higher than 10-year yields. (Historically, an inverted U.S. Treasury yield curve often precedes an economic recession.) The Fed hiked short-term interest rates again in September, by another 75 basis points. In the U.K., the government unveiled a budget intended to support growth through personal and corporate tax cuts combined with supply-side reforms. After this expansionary fiscal policy was announced, U.K. bonds sold off sharply and 10-year and 30-year U.K. Gilt yields rose significantly. Subsequently, both 10-year U.S. Treasury and German government bond yields rose to their highest levels in more than a decade.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

During the fourth quarter of 2022, investor optimism about a drop in inflationary pressures gave way to worries about the scope of Fed tightening and the potential of a recession. In October, Fed officials began to contend that inflation would likely decline in the upcoming months should demand weaken and supply-chain issues soften as policymakers anticipated. However, policymakers also suggested they would end their current tightening cycle with short-term interest rates at a higher level than many market participants had expected. In this environment, the U.S. Treasury yield curve inversion increased, as two-year yields rose in anticipation of additional upcoming Fed action. In early November, the Fed raised short-term interest rates by another 75 basis points. Broad messaging from policymakers suggested a strong preference to slow the pace of interest rate hikes to allow them to evaluate the impact of the significant tightening during 2022 year to date. Ten-year U.S. Treasury yields fell in response. In December, the release of November’s inflation numbers surprised to the downside, suggesting inflationary pressures were easing. The Fed raised short-term interest rates by 50 basis points, but policymakers indicated they were determined to continue their fight to tame inflation and that ongoing rate hikes would likely be “appropriate.” Elsewhere, the controversial U.K. budget was withdrawn in mid-October, reducing investor concerns about U.K. fiscal policy and its inflationary implications. A new U.K. budget was announced in November, which was seen more positively by markets, as it included tax increases and spending cuts that sought to fill a substantial funding gap.

During the Reporting Period overall, spread, or non-government bond, sectors generated negative absolute returns. High yield corporate bonds and sovereign emerging markets debt performed the worst and also underperformed U.S. Treasury securities. Mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and investment grade corporate bonds also recorded negative returns and underperformed U.S. Treasury securities. Higher quality securities broadly outperformed those of lower quality.

U.S. Treasury yields rose during the Reporting Period, with shorter-term yields rising more than longer-term yields. In addition, as mentioned previously, the Fed’s continued, aggressive rate hiking cycle, along with persistent inflation and worries about global economic growth, led the U.S. Treasury yield curve to invert. The yield on the bellwether 10-year U.S. Treasury rose approximately 236 basis points to end the Reporting Period at 3.88%. (A basis point is 1/100th of a percentage point.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, the Fund’s cross-sector strategy detracted from its relative returns. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Bloomberg Index. In addition, security selection, which capitalizes on our fundamental research capabilities, hampered the Fund’s performance. Our currency strategy did not have a material impact on the Fund’s results during the Reporting Period.

The Fund’s combined tactical duration and yield curve positioning contributed positively to its relative performance during the Reporting Period.

Which fixed income market sectors most affected Fund performance during the Reporting Period?

During the Reporting Period, the Fund’s overweight position relative to the Bloomberg Index in corporate credit detracted from its relative returns. In addition, the Fund was hindered by our credit-interest rate paired strategy, which we used to hedge the Fund’s overweight in corporate credit, as interest rates rose and credit spreads widened during the Reporting Period. Overweight positions in collateralized loan obligations (“CLOs”) and commercial mortgage-backed securities (“CMBS”) also subtracted from relative returns. On the positive side, the Fund benefited from its tactical positioning versus the Bloomberg Index in agency mortgage-backed securities. At the beginning of the Reporting Period, the Fund had an underweight position, as we did not consider agency mortgage-backed securities attractively valued and we expected the Fed to end its purchases of mortgage-backed securities. Subsequently, as interest rates rose and volatility increased, mortgage-backed securities spreads widened, and we moved the Fund from an underweight to an overweight position. Collectively, these tactical decisions bolstered Fund performance. Finally, the Fund was helped by our decision to increase exposure to investment grade corporate bonds during the third quarter of 2022 in response to strong corporate fundamentals and earnings resiliency.

As for individual issue selection, the Fund’s investments in emerging markets debt detracted from relative performance. The Fund had a small position in Russian investment grade corporate bonds, specifically in Russian gas producer Gazprom and Russian oil and gas company Lukoil, which dampened performance. We sold the Fund’s investments in Gazprom and Lukoil as a result of geopolitical uncertainty in the wake of Russia’s invasion of Ukraine. In the securitized sector, selection of CLOs had a negative impact on the Fund’s relative returns. In the government sector, the Fund was aided by security selection among U.S. Treasury securities and agency securities. Among pass-through mortgage securities, the Fund’s investments in Government National Mortgage Association (“GNMA”) mortgage-backed securities detracted from the Fund’s relative returns. (Pass-through mortgage securities consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the mortgage servicer through a government agency or investment bank to investors.)

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Regarding country selection, the Fund’s long positions in Australia, Switzerland and Europe overall versus its short positions in the U.K., Sweden and New Zealand detracted from relative performance.

Did the Fund’s duration and yield curve positioning help or hurt its results during the Reporting Period?

During the Reporting Period, the Fund’s duration positioning contributed positively to relative performance. More specifically, the Fund benefited from our active duration management, wherein we made small tactical shifts relative to the Bloomberg Index over the course of the Reporting Period. The Fund’s yield curve positioning did not have a material impact on its performance during the Reporting Period.

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted during the Reporting Period, currency transactions were carried out using forward foreign exchange contracts. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Forward foreign exchange contracts had a positive impact on Fund performance during the Reporting Period. In addition, futures contracts were employed as warranted to facilitate specific duration, yield curve and country strategies. During the Reporting Period, futures contracts overall had a negative impact on the Fund’s results.

Swaptions (options on interest rate swap contracts), which were used to express our interest rate views and to hedge volatility and yield curve risks in the Fund, did not have a meaningful impact on the Fund’s performance during the Reporting Period. Interest rate swaps, which were used to manage exposure to fluctuations in interest rates, had a negative impact on the Fund’s performance. Additionally, the Fund employed index credit default swaps as well as individual credit default swaps to implement specific credit-related investment strategies, including management of the Fund’s exposure to credit spreads, which collectively had a negative impact on the Fund’s results during the Reporting Period overall.

We employ derivatives and similar instruments to efficiently management of the Fund. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

During the Reporting Period, we increased the Fund’s overweight position compared to the Bloomberg Index in pass-through mortgage securities. Additionally, we increased the Fund’s underweight versus the Bloomberg Index in U.S. government securities.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

Effective October 25, 2022, Ron Arons became a portfolio manager for the Fund, joining Ashish Shah. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensures continuity in the Fund.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we believed five factors would dominate fixed income market sentiment in 2023. The first, in our view, is Fed policy and its possible impact on overall financial stability, with investors considering how high short-term interest rates might go and how long they would stay elevated before the Fed began easing. An ongoing tightening regime has the potential, historically speaking, to increase the risk of financial instability, including exacerbating poor liquidity conditions in the U.S. Treasury market and creating challenges for corporate borrowers due to a higher cost of capital. We thought the second key factor is the uncertain outlook for inflation and economic growth, and the third is related to labor market rebalancing and how a decline in job openings might ease pressures on wage growth and, in turn, overall inflation. In our opinion, the fourth factor is likely to be geopolitical events, including the possible escalation of the Russia/Ukraine war and the growing tensions between the U.S. and China. And finally, we believed the fifth key factor is the impact of China’s exit from its “zero-COVID” policy, including the reopening of that country’s economy and financial markets.

Under the circumstances, and given continued economic uncertainty, we favored an up-in-quality bias among spread sectors at the end of the Reporting Period. In terms of positioning, the Fund was overweight corporate credit and asset-backed securities compared to the Bloomberg Index. At the end of the Reporting Period, the Fund was also overweight pass-through mortgage securities and underweight U.S. government securities.

3

FUND BASICS

FUND COMPOSITION1

As of December 31, 2022

[1]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Short-Term Investments represent investments in commercial paper. Underlying sector allocations of investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]

“U.S. Government Agency Security” include agency securities offered by companies such as Federal Farm Credit Bank (“FFCB”) and the Federal National Mortgage Association (“FNMA”) which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[3]	Mortgage-backed securities guaranteed by the GNMA, FNMA or the Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Performance Summary

December 31, 2022

The following graph shows the value, as of December 31, 2022, of a $10,000 investment made on January 1, 2013 in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and, in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Core Fixed Income Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2013 through December 31, 2022.

Average Annual Total Return through December 31, 2022	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced April 30, 2013)	-14.03%	0.06%	N/A	1.10%
Service	-14.28%	-0.18%	0.93%	—

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Index Definitions

Bloomberg U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities.

It is not possible to invest directly in an unmanaged index.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments

December 31, 2022

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Securities – 57.4%
FHLMC
$3,605	7.500%	12/01/29		$3,806
1,110	5.000	10/01/33		1,115
1,489	5.000	07/01/35		1,497
2,231	5.000	12/01/35		2,250
432	5.000	03/01/38		437
916	5.000	06/01/41		927
5,026	4.500	08/01/48		4,923
5,649	4.500	11/01/48		5,507
620,005	3.000	09/01/49		555,788
453,123	4.000	03/01/50		433,621
949,576	4.500	03/01/50		932,812
312,733	3.000	10/01/50		279,071
957,724	2.500	05/01/51		814,146
961,945	2.500	05/01/51		826,919
899,303	2.500	09/01/51		768,292
3,999,997	2.000	03/01/52		3,268,049
2,000,000	2.000	04/01/52		1,634,026
783,002	4.500	04/01/52		757,434
612,061	4.500	06/01/52		593,705
358,080	4.500	06/01/52		349,185
443,963	6.000	12/01/52		459,808
FNMA
162	5.500	09/01/23		162
106	5.500	09/01/23		106
96	5.500	10/01/23		96
321	4.500	07/01/24		318
1,348	9.000	11/01/25		1,365
11,075	7.000	08/01/26		11,271
3,700	8.000	10/01/29		3,869
871	8.500	04/01/30		932
1,639	8.000	05/01/30		1,687
3,303	8.000	08/01/32		3,537
4,309	4.500	08/01/39		4,265
14,080	3.000	01/01/43		12,842
7,574	3.000	01/01/43		6,908
9,017	3.000	03/01/43		8,224
21,867	3.000	03/01/43		19,944
67,049	3.000	03/01/43		61,152
16,128	3.000	04/01/43		14,709
19,581	3.000	04/01/43		17,859
82,055	3.000	04/01/43		74,838
11,595	3.000	04/01/43		10,575
8,859	3.000	04/01/43		8,080
10,844	3.000	05/01/43		9,891
41,348	3.000	05/01/43		37,711
45,752	3.000	05/01/43		41,728
299,244	4.000	12/01/44		289,334
255,191	4.500	04/01/45		253,616
30,793	4.500	05/01/45		30,584
913,834	3.500	07/01/45		852,286
598,235	4.000	08/01/45		578,423
454,286	4,000	01/01/46		437,680
143,175	4.000	02/01/48		137,583
170,283	4.000	03/01/48		163,632
3,349	4.000	07/01/48		3,215
10,769	4.000	07/01/48		10,369

Mortgage-Backed Securities – (continued)
FNMA – (continued)
293,049	4.500	07/01/48		287,028
189,525	4.000	08/01/48		181,827
157,250	5.000	11/01/48		159,321
624,875	3.000	10/01/50		557,615
478,181	3.000	10/01/50		427,906
626,589	3.000	10/01/50		560,711
79,543	2.500	03/01/51		68,526
101,260	2.500	09/01/51		87,078
403,091	2.500	10/01/51		345,382
234,782	2.500	11/01/51		201,051
181,325	2.500	11/01/51		155,816
1,999,999	2.000	03/01/52		1,634,025
5,999,405	2.000	04/01/52		4,901,591
1,999,801	2.000	06/01/52		1,633,238
970,448	4.500	08/01/52		946,038
1,556,964	6.000	11/01/52		1,607,668
3,000,000	2.500	TBA-30yr	(a)	2,537,412
1,000,000	3.000	TBA-30yr	(a)	876,846
1,000,000	3.500	TBA-30yr	(a)	907,751
3,000,000	5.000	TBA-30yr	(a)	2,955,249
2,000,000	5.500	TBA-30yr	(a)	2,005,340
2,000,000	6.000	TBA-30yr	(a)	2,030,938
1,000,000	6.500	TBA-30yr	(a)	1,024,530
FNMA Series 2012-111, Class B
5,483	7.000	10/25/42		5,819
FNMA Series 2012-153, Class B
14,699	7.000	07/25/42		15,715
GNMA
187	7.000	10/15/25		187
1,796	7.000	11/15/25		1,807
83	7.000	02/15/26		83
602	7.000	04/15/26		608
644	7.000	04/15/26		647
714	7.000	03/15/27		718
314	7.000	11/15/27		316
1,581	7.000	11/15/27		1,619
3,840	7.000	02/15/28		3,899
585	7.000	04/15/28		588
76	7.000	05/15/28		78
1,586	7.000	06/15/28		1,620
1,689	7.000	07/15/28		1,724
667	7.000	07/15/28		684
6,833	7.000	09/15/28		6,984
48,918	6.000	08/20/34		51,142
40,949	5.000	06/15/40		41,843
175,183	4.000	08/20/43		170,157
66,119	4.000	10/20/45		64,057
198,590	3.500	04/20/47		185,281
245,747	3.500	12/20/47		229,278
34,305	5.000	08/20/48		34,507
110,605	4.500	09/20/48		108,602
116,978	5.000	10/20/48		117,595
331,668	5.000	11/20/48		333,419
41,623	5.000	12/20/48		41,843
256,588	4.500	01/20/49		252,101

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2022

Principal Amount	Interest Rate		Maturity Date		Value

Mortgage-Backed Securities – (continued)
GNMA – (continued)
$35,521	4.500%		03/20/49		$34,900
712,735	3.000		08/20/49		641,786
232,513	4.500		10/20/49		228,203
460,317	3.000		03/20/50		414,594
233,096	4.500		03/20/50		227,490
715,029	3.500		02/20/51		664,229
898,477	3.000		11/20/51		801,646
539,682	3.000		02/20/52		481,901
994,966	4.500		09/20/52		965,674
984,955	4.500		10/20/52		955,957
1,000,000	2.500		TBA-30yr	(a)	863,748
2,000,000	3.000		TBA-30yr	(a)	1,777,216
1,000,000	4.000		TBA-30yr	(a)	945,252
6,000,000	5.000		TBA-30yr	(a)	5,938,332
5,000,000	5.500		TBA-30yr	(a)	5,025,328
1,000,000	6.000		TBA-30yr	(a)	1,015,845

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $65,217,825)					$63,550,018

Corporate Bonds – 25.1%
Aerospace/Defense – 0.6%
Boeing Co. (The)
$50,000	3.450	%(b)	11/01/28		$44,829
25,000	5.150	(b)	05/01/30		24,381
25,000	3.250	(b)	02/01/35		18,987
100,000	5.805	(b)	05/01/50		93,040
Lockheed Martin Corp.
150,000	5.250%		01/15/33		155,078
Northrop Grumman Corp.
50,000	2.930	(b)	01/15/25		47,986
75,000	3.250	(b)	01/15/28		69,363
25,000	4.750		06/01/43		23,110
50,000	5.250	(b)	05/01/50		49,453
Raytheon Technologies Corp.
50,000	3.950	(b)	08/16/25		48,873
50,000	4.125	(b)	11/16/28		47,916
25,000	4.050	(b)	05/04/47		20,501

					643,517

Agriculture – 0.2%
Archer-Daniels-Midland Co.
25,000	3.250	(b)	03/27/30		22,479
100,000	2.900	(b)	03/01/32		85,955
Philip Morris International, Inc.
50,000	5.625	(b)	11/17/29		50,923
100,000	5.750	(b)	11/17/32		102,283

					261,640

Auto Manufacturers – 0.3%
General Motors Co.
25,000	4.000		04/01/25		24,418
General Motors Financial Co., Inc.
125,000	4.300	(b)	07/13/25		121,268

Corporate Bonds – (continued)
Auto Manufacturers – (continued)
General Motors Financial Co., Inc. – (continued)
125,000	1.500	%(b)	06/10/26		108,503
125,000	2.350	(b)	01/08/31		94,410

					348,599

Banks – 5.5%
Bank of America Corp.
(SOFR + 1.05%)
400,000	2.551	(b)(c)	02/04/28		355,235
(3 Mo. LIBOR + 1.04%)
85,000	3.419	(b)(c)	12/20/28		77,098
(SOFR + 2.15%)
175,000	2.592	(b)(c)	04/29/31		142,756
(SOFR + 1.22%)
110,000	2.299	(b)(c)	07/21/32		84,684
(SOFR + 1.33%)
75,000	2.972	(b)(c)	02/04/33		60,474
(SOFR + 1.83%)
290,000	4.571	(b)(c)	04/27/33		265,712
(SOFR + 2.16%)
165,000	5.015	(b)(c)	07/22/33		156,549
(US Treasury Yield Curve Rate T-Note Constant Maturity + 1.20%)
100,000	2.482	(b)(c)	09/21/36		73,722
Bank of America Corp.(c), GMTN
(3 Mo. LIBOR + 1.37%)
25,000	3.593		07/21/28		23,024
Bank of America Corp., Series L
25,000	4.183		11/25/27		23,745
Bank of America Corp., MTN
75,000	4.125		01/22/24		74,329
65,000	4.200		08/26/24		63,996
45,000	3.248	(b)	10/21/27		41,591
(3 Mo. LIBOR + 1.58%)
75,000	3.824	(b)(c)	01/20/28		70,016
(3 Mo. LIBOR + 1.31%)
50,000	4.271	(b)(c)	07/23/29		46,703
(3 Mo. LIBOR + 1.19%)
50,000	2.884	(b)(c)	10/22/30		42,000
(SOFR + 1.53%)
50,000	1.898	(b)(c)	07/23/31		38,442
Bank of New York Mellon Corp. (The)(c)
(SOFR + 1.76%)
20,000	4.596		07/26/30		19,422
Citigroup, Inc.
220,000	3.400		05/01/26		208,864
150,000	4.450		09/29/27		143,278
25,000	4.125		07/25/28		23,308
(SOFR + 1.42%)
75,000	2.976	(b)(c)	11/05/30		63,043
(SOFR + 1.35%)
200,000	3.057	(b)(c)	01/25/33		161,491
(SOFR + 2.09%)
165,000	4.910	(b)	05/24/33		154,683
Fifth Third Bancorp
30,000	2.375		01/28/25		28,452

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)
Banks – (continued)
Huntington Bancshares, Inc.
$50,000	4.000%		05/15/25	$48,746
JPMorgan Chase & Co.
(3 Mo. LIBOR + 0.73%)
25,000	3.559	(b)(c)	04/23/24	24,840
(3 Mo. LIBOR + 0.89%)
25,000	3.797	(b)(c)	07/23/24	24,761
(3 Mo. LIBOR + 1.00%)
50,000	4.023	(b)(c)	12/05/24	49,269
(SOFR + 1.16%)
125,000	2.301	(b)(c)	10/15/25	117,668
(3 Mo. LIBOR + 1.25%)
100,000	3.960	(b)(c)	01/29/27	95,462
15,000	3.625	(b)	12/01/27	13,928
(3 Mo. LIBOR + 1.34%)
972,000	3.782	(b)(c)	02/01/28	909,165
(3 Mo. LIBOR + 0.95%)
45,000	3.509	(b)(c)	01/23/29	40,815
(SOFR + 3.79%)
25,000	4.493	(b)(c)	03/24/31	23,379
(SOFR + 2.04%)
25,000	2.522	(b)(c)	04/22/31	20,453
(SOFR + 1.26%)
150,000	2.963	(b)(c)	01/25/33	121,941
(SOFR + 2.08%)
165,000	4.912	(b)(c)	07/25/33	156,965
JPMorgan Chase & Co., Series HH
(SOFR + 3.13%)
74,000	4.600		08/01/69	65,707
Morgan Stanley
(3 Mo. LIBOR + 0.85%)
25,000	3.737	(b)(c)	04/24/24	24,853
25,000	3.625		01/20/27	23,600
20,000	3.950		04/23/27	18,925
(SOFR + 1.00%)
200,000	2.475	(b)(c)	01/21/28	177,668
(SOFR + 2.08%)
165,000	4.889	(b)	07/20/33	154,965
(SOFR + 1.36%)
150,000	2.484	(b)(c)	09/16/36	109,415
Morgan Stanley, Series F
25,000	3.875		04/29/24	24,619
Morgan Stanley, GMTN
225,000	3.700		10/23/24	219,776
(3 Mo. LIBOR + 1.63%)
25,000	4.431	(b)(c)	01/23/30	23,339
(SOFR + 1.14%)
400,000	2.699	(b)(c)	01/22/31	331,032
Morgan Stanley, MTN
(SOFR + 1.15%)
75,000	2.720	(b)(c)	07/22/25	71,748
(SOFR + 3.12%)
50,000	3.622	(b)(c)	04/01/31	43,740
(SOFR + 1.03%)
75,000	1.794	(b)(c)	02/13/32	56,216

Corporate Bonds – (continued)
Banks – (continued)
Wells Fargo & Co.
175,000	3.000		10/23/26	161,758
Wells Fargo & Co., GMTN
50,000	4.300		07/22/27	48,156
Wells Fargo & Co., MTN
25,000	3.750	(b)	01/24/24	24,678
(SOFR + 2.10%)
445,000	4.897	(b)(c)	07/25/33	421,419
(SOFR + 4.50%)
25,000	5.013	(b)(c)	04/04/51	22,238

				6,113,861

Beverages – 0.3%
Constellation Brands, Inc.
50,000	4.400	(b)	11/15/25	49,162
50,000	3.600	(b)	02/15/28	46,256
25,000	3.150	(b)	08/01/29	21,907
100,000	2.250	(b)	08/01/31	79,375
90,000	4.750	(b)	05/09/32	86,258
Keurig Dr Pepper, Inc.
25,000	3.800	(b)	05/01/50	18,797
100,000	4.500	(b)	04/15/52	83,796

				385,551

Biotechnology – 0.2%
Amgen, Inc.
70,000	3.125	(b)	05/01/25	67,216
100,000	4.200	(b)	03/01/33	92,797
Royalty Pharma PLC
75,000	1.200		09/02/25	67,144

				227,157

Building Materials – 0.3%
Carrier Global Corp.
150,000	2.493	(b)	02/15/27	135,304
75,000	2.722	(b)	02/15/30	63,205
Johnson Controls International PLC / Tyco Fire & Security Finance SCA
25,000	4.900		12/01/32	24,572
Martin Marietta Materials, Inc.
175,000	3.200		07/15/51	118,508
Masco Corp.
50,000	1.500		02/15/28	41,462

				383,051

Chemicals – 0.3%
DuPont de Nemours, Inc.
50,000	4.493		11/15/25	49,202
Ecolab, Inc.
4,000	2.750		08/18/55	2,410
Huntsman International LLC
25,000	4.500		05/01/29	22,464
International Flavors & Fragrances, Inc.
75,000	1.832	(b)(d)	10/15/27	62,873
150,000	2.300	(b)(d)	11/01/30	118,840
50,000	3.268	(b)(d)	11/15/40	35,638

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)
Chemicals – (continued)
Sherwin-Williams Co. (The)
$25,000	3.450	%(b)	06/01/27	$23,457
50,000	2.950	(b)	08/15/29	43,803

				358,687

Commercial Services – 0.5%
CoStar Group, Inc.(d)
100,000	2.800		07/15/30	81,926
Emory University, Series 2020
140,000	2.143		09/01/30	115,844
Global Payments, Inc.
50,000	2.650		02/15/25	47,080
PayPal Holdings, Inc.
150,000	1.650	(b)	06/01/25	139,084
75,000	2.650	(b)	10/01/26	69,275
25,000	2.850	(b)	10/01/29	21,769
S&P Global, Inc.(d)
75,000	4.250		05/01/29	71,575

				546,553

Computers – 0.7%
Apple, Inc.
325,000	2.450		08/04/26	301,777
Dell International LLC / EMC Corp.
18,000	5.450	(b)	06/15/23	18,002
52,000	5.850	(b)	07/15/25	52,648
125,000	6.020	(b)	06/15/26	127,611
25,000	5.300	(b)	10/01/29	24,401
Hewlett Packard Enterprise Co.
150,000	4.450	(b)	10/02/23	149,093
45,000	4.900	(b)	10/15/25	44,552

				718,084

Cosmetics / Personal Care – 0.1%
Colgate-Palmolive Co.
100,000	3.250		08/15/32	90,479

Diversified Financial Services – 0.6%
Air Lease Corp.
75,000	2.300	(b)	02/01/25	69,922
75,000	3.375	(b)	07/01/25	70,731
Air Lease Corp., GMTN
75,000	3.750		06/01/26	70,261
Air Lease Corp., MTN
75,000	2.875		01/15/26	69,445
Ally Financial, Inc.
25,000	1.450		10/02/23	24,217
American Express Co.
20,000	2.500	(b)	07/30/24	19,246
25,000	3.625	(b)	12/05/24	24,357
Aviation Capital Group LLC(d)
50,000	1.950		01/30/26	43,558
Capital One Financial Corp.
25,000	3.500		06/15/23	24,830
45,000	3.300	(b)	10/30/24	43,431

Corporate Bonds – (continued)
Diversified Financial Services – (continued)
Discover Financial Services
75,000	3.750		03/04/25	72,228
Intercontinental Exchange, Inc.
50,000	3.000		06/15/50	33,461
Mastercard, Inc.
25,000	3.300		03/26/27	23,826
Nuveen LLC(d)
25,000	4.000		11/01/28	23,300
Raymond James Financial, Inc.
25,000	4.650		04/01/30	24,063

				636,876

Electric – 1.3%
Alliant Energy Finance LLC(d)
25,000	3.750		06/15/23	24,801
American Electric Power Co., Inc.
50,000	2.300		03/01/30	40,933
Arizona Public Service Co.
45,000	2.950		09/15/27	40,806
Avangrid, Inc.
25,000	3.200		04/15/25	23,898
Berkshire Hathaway Energy Co.
25,000	3.250	(b)	04/15/28	23,165
50,000	3.700	(b)	07/15/30	45,772
Dominion Energy, Inc.(e)
50,000	3.071		08/15/24	48,179
Dominion Energy, Inc., Series C
25,000	3.375		04/01/30	22,026
Entergy Corp.
45,000	2.950		09/01/26	41,886
Exelon Corp.
50,000	4.050	(b)	04/15/30	46,567
25,000	4.700	(b)	04/15/50	21,960
FirstEnergy Corp.
100,000	2.650		03/01/30	81,884
FirstEnergy Corp., Series B
50,000	2.250		09/01/30	39,565
Florida Power & Light Co.
68,000	4.125		02/01/42	58,896
MidAmerican Energy Co.
25,000	3.650		04/15/29	23,442
NextEra Energy Capital Holdings, Inc.
70,000	1.900		06/15/28	59,905
NRG Energy, Inc.(d)
75,000	3.750		06/15/24	72,228
Ohio Power Co., Series P
25,000	2.600		04/01/30	21,217
Pacific Gas and Electric Co.
25,000	2.100	(b)	08/01/27	21,406
50,000	2.500	(b)	02/01/31	38,874
25,000	3.300	(b)	08/01/40	16,954
25,000	3.500	(b)	08/01/50	15,736
Progress Energy, Inc.
95,000	7.000		10/30/31	103,553

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)
Electric – (continued)
Southern California Edison Co., Series A
$50,000	4.200%		03/01/29	$47,566
Southern Co. (The)
60,000	3.250		07/01/26	56,520
Virginia Electric and Power Co.
75,000	2.450		12/15/50	44,710
Vistra Operations Co. LLC(d)
125,000	3.550		07/15/24	119,956
Xcel Energy, Inc.
250,000	3.350		12/01/26	235,317

				1,437,722

Entertainment – 0.2%
Magallanes, Inc.(d)
250,000	4.054		03/15/29	216,677

Environmental Control – 0.3%
Republic Services, Inc.
75,000	2.500	(b)	08/15/24	71,891
100,000	1.750	(b)	02/15/32	76,872
Waste Connections, Inc.
51,000	4.200		01/15/33	47,379
Waste Management, Inc.
75,000	3.150	(b)	11/15/27	69,994
50,000	1.150	(b)	03/15/28	41,703
50,000	4.150	(b)	04/15/32	47,539

				355,378

Food – 0.3%
General Mills, Inc.
75,000	4.200		04/17/28	72,489
Kraft Heinz Foods Co.
95,000	3.750		04/01/30	86,582
Mars, Inc.
25,000	2.700	(b)(d)	04/01/25	23,801
25,000	3.200	(b)(d)	04/01/30	22,277
Sysco Corp.
25,000	6.600		04/01/50	27,232
Tyson Foods, Inc.
50,000	3.900		09/28/23	49,520

				281,901

Gas – 0.1%
East Ohio Gas Co. (The)
25,000	1.300	(b)(d)	06/15/25	22,656
25,000	2.000	(b)(d)	06/15/30	19,644
NiSource, Inc.
95,000	3.490	(b)	05/15/27	89,543
25,000	3.600	(b)	05/01/30	22,289

				154,132

Hand/Machine Tools – 0.0%
Stanley Black & Decker, Inc.
50,000	4.250		11/15/28	47,733

Corporate Bonds – (continued)
Healthcare – Products – 0.2%
Baxter International, Inc.
100,000	2.272		12/01/28	85,355
GE HealthCare Technologies, Inc.(d)
100,000	6.377		11/22/52	107,221

				192,576

Healthcare – Services – 0.9%
Centene Corp.
110,000	2.625		08/01/31	86,399
CommonSpirit Health
225,000	6.461		11/01/52	239,427
HCA, Inc.
80,000	3.500		09/01/30	68,832
UnitedHealth Group, Inc.
275,000	5.300	(b)	02/15/30	284,011
250,000	5.350	(b)	02/15/33	258,939
100,000	5.875	(b)	02/15/53	108,574

				1,046,182

Healthcare-Products – 0.3%
DH Europe Finance II Sarl
75,000	2.200	(b)	11/15/24	71,410
25,000	2.600	(b)	11/15/29	21,872
75,000	3.250	(b)	11/15/39	60,152
STERIS Irish FinCo UnLtd Co.
75,000	2.700		03/15/31	60,934
Stryker Corp.
100,000	1.950		06/15/30	81,376
Thermo Fisher Scientific, Inc.
25,000	1.750		10/15/28	21,200

				316,944

Healthcare-Services – 0.4%
Adventist Health System
30,000	2.952		03/01/29	25,683
Banner Health
120,000	2.338		01/01/30	100,898
Baylor Scott & White Holdings, Series 2021
40,000	1.777		11/15/30	30,894
Centene Corp.
150,000	4.250		12/15/27	140,857
Rush Obligated Group, Series 2020
60,000	3.922		11/15/29	55,132
Stanford Health Care, Series 2020
40,000	3.310		08/15/30	35,744
Sutter Health, Series 20A
40,000	2.294		08/15/30	32,349

				421,557

Home Builders – 0.1%
Lennar Corp.
70,000	4.750		11/29/27	67,309

Insurance – 0.3%
American International Group, Inc.
25,000	3.400		06/30/30	22,058

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)
Insurance – (continued)
Arch Capital Group US, Inc.
$36,000	5.144%		11/01/43	$32,147
Berkshire Hathaway Finance Corp.
75,000	1.850		03/12/30	62,526
Marsh & McLennan Cos., Inc.
50,000	4.375		03/15/29	48,329
Principal Financial Group, Inc.
50,000	3.100	(b)	11/15/26	46,426
75,000	2.125	(b)	06/15/30	61,282
Willis North America, Inc.
25,000	2.950		09/15/29	21,024

				293,792

Internet – 0.8%
Amazon.com, Inc.
335,000	5.200	(b)	12/03/25	341,176
45,000	4.800	(b)	12/05/34	45,013
15,000	3.875	(b)	08/22/37	13,305
50,000	3.100	(b)	05/12/51	35,829
Expedia Group, Inc.
25,000	4.625	(b)	08/01/27	23,997
35,000	3.800	(b)	02/15/28	32,132
14,000	2.950	(b)	03/15/31	11,272
Meta Platforms, Inc.
250,000	3.500	(b)	08/15/27	232,808
88,000	3.850	(b)	08/15/32	77,730
Netflix, Inc.(d)
90,000	4.875		06/15/30	84,167

				897,429

Iron/Steel – 0.1%
Steel Dynamics, Inc.
20,000	2.400	(b)	06/15/25	18,736
50,000	1.650	(b)	10/15/27	41,895

				60,631

Lodging – 0.3%
Hyatt Hotels Corp.
75,000	1.800		10/01/24	70,274
Marriott International, Inc.
125,000	5.000		10/15/27	123,468
Marriott International, Inc., Series HH
125,000	2.850		04/15/31	101,261

				295,003

Machinery-Diversified – 0.1%
Otis Worldwide Corp.
25,000	2.293	(b)	04/05/27	22,448
150,000	2.565	(b)	02/15/30	126,108

				148,556

Media – 0.9%
Charter Communications Operating LLC / Charter Communications Operating Capital
320,000	4.908		07/23/25	313,824

Corporate Bonds – (continued)
Media – (continued)
Comcast Corp.
25,000	3.700	%(b)	04/15/24	24,617
45,000	3.375	(b)	08/15/25	43,406
50,000	3.950	(b)	10/15/25	48,949
25,000	3.300	(b)	02/01/27	23,598
75,000	3.300	(b)	04/01/27	70,704
225,000	3.150	(b)	02/15/28	207,933
125,000	4.150	(b)	10/15/28	120,144
25,000	3.750	(b)	04/01/40	20,642
25,000	4.700	(b)	10/15/48	22,511
Fox Corp.
25,000	4.030	(b)	01/25/24	24,701
25,000	4.709	(b)	01/25/29	24,199
Walt Disney Co. (The)
25,000	3.700		09/15/24	24,488

				969,716

Mining – 0.1%
Newmont Corp.
75,000	2.250		10/01/30	60,293

Miscellaneous Manufacturing – 0.2%
Eaton Corp.
175,000	4.150		03/15/33	163,043
General Electric Co., MTN
50,000	6.750		03/15/32	55,409

				218,452

Oil & Gas – 0.0%
Continental Resources, Inc.
31,000	4.500		04/15/23	30,891
Phillips 66
25,000	1.300		02/15/26	22,352

				53,243

Packaging & Containers – 0.0%
Berry Global, Inc.
50,000	1.570		01/15/26	44,645

Pharmaceuticals – 1.1%
AbbVie, Inc.
125,000	4.050	(b)	11/21/39	107,053
200,000	4.250	(b)	11/21/49	168,113
AmerisourceBergen Corp.
75,000	3.450		12/15/27	70,066
Becton Dickinson and Co.
12,000	3.363	(b)	06/06/24	11,707
100,000	2.823	(b)	05/20/30	85,720
Bristol-Myers Squibb Co.
75,000	2.950	(b)	03/15/32	65,430
25,000	4.250	(b)	10/26/49	21,622
Cigna Corp.
50,000	2.400	(b)	03/15/30	41,897
75,000	4.900	(b)	12/15/48	68,084
150,000	3.400	(b)	03/15/50	106,433

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)
Pharmaceuticals – (continued)
CVS Health Corp.
$25,000	2.625	%(b)	08/15/24	$24,003
75,000	1.875	(b)	02/28/31	58,738
125,000	2.125	(b)	09/15/31	99,062
25,000	5.125	(b)	07/20/45	22,779
Pfizer, Inc.
75,000	3.450		03/15/29	70,657
Zoetis, Inc.
45,000	3.000	(b)	09/12/27	41,604
150,000	2.000	(b)	05/15/30	121,789

				1,184,757

Pipelines – 0.6%
Energy Transfer LP
15,000	4.250	(b)	04/01/24	14,729
50,000	2.900	(b)	05/15/25	47,111
25,000	5.250	(b)	04/15/29	24,237
5,000	6.000	(b)	06/15/48	4,510
Energy Transfer LP, Series 5Y
75,000	4.200		09/15/23	74,362
MPLX LP
75,000	2.650	(b)	08/15/30	60,850
35,000	4.500	(b)	04/15/38	29,417
25,000	5.500	(b)	02/15/49	22,114
Plains All American Pipeline LP / PAA Finance Corp.
35,000	3.850	(b)	10/15/23	34,508
25,000	3.800	(b)	09/15/30	21,735
Sabine Pass Liquefaction LLC
75,000	5.625	(b)	03/01/25	75,177
75,000	5.000	(b)	03/15/27	73,575
Targa Resources Corp.
55,000	4.200		02/01/33	47,352
Western Midstream Operating LP
75,000	3.350	(b)	02/01/25	70,967
25,000	5.450	(b)	04/01/44	20,880
20,000	5.300	(b)	03/01/48	16,560
Williams Cos., Inc. (The)
25,000	3.900	(b)	01/15/25	24,361
35,000	4.000	(b)	09/15/25	34,009

				696,454

Real Estate Investment Trusts – 1.6%
Agree LP
170,000	4.800		10/01/32	156,337
Alexandria Real Estate Equities, Inc.
25,000	3.375		08/15/31	21,829
American Homes 4 Rent LP
50,000	4.900	(b)	02/15/29	47,286
30,000	2.375	(b)	07/15/31	23,073
American Tower Corp.
75,000	3.375	(b)	05/15/24	72,999
100,000	2.400	(b)	03/15/25	94,075
75,000	2.100	(b)	06/15/30	59,457
Crown Castle, Inc.
85,000	3.150	(b)	07/15/23	84,025
60,000	3.650	(b)	09/01/27	55,792

Corporate Bonds – (continued)
Real Estate Investment Trusts – (continued)
CubeSmart LP
45,000	4.000	%(b)	11/15/25	43,391
60,000	2.500	(b)	02/15/32	45,946
Essex Portfolio LP
50,000	3.000		01/15/30	42,272
Healthcare Realty Holdings LP
25,000	2.050		03/15/31	18,227
Host Hotels & Resorts LP, Series J
75,000	2.900		12/15/31	57,417
Invitation Homes Operating Partnership LP
75,000	2.300	(b)	11/15/28	61,980
195,000	2.000	(b)	08/15/31	143,924
Kilroy Realty LP
25,000	4.750		12/15/28	22,726
Mid-America Apartments L.P.
50,000	1.700		02/15/31	39,072
National Retail Properties, Inc.
35,000	3.900	(b)	06/15/24	34,197
45,000	4.000	(b)	11/15/25	43,355
Prologis L.P.
25,000	1.750	(b)	07/01/30	19,768
125,000	4.625	(b)	01/15/33	121,085
Realty Income Corp.
25,000	3.950	(b)	08/15/27	23,891
50,000	2.850	(b)	12/15/32	40,613
Regency Centers LP
100,000	2.950		09/15/29	83,845
Spirit Realty LP
75,000	3.400		01/15/30	62,423
UDR, Inc., MTN
25,000	2.100	(b)	08/01/32	18,567
100,000	1.900	(b)	03/15/33	71,168
Ventas Realty LP
45,000	3.500		02/01/25	43,240
WP Carey, Inc.
20,000	4.600	(b)	04/01/24	19,812
30,000	4.000	(b)	02/01/25	29,256
25,000	3.850	(b)	07/15/29	22,477
25,000	2.400	(b)	02/01/31	19,925

				1,743,450

Retail – 1.2%
7-Eleven, Inc.(d)
100,000	1.300		02/10/28	83,104
Autonation, Inc.
83,000	4.500		10/01/25	80,574
AutoNation, Inc.
25,000	1.950		08/01/28	19,973
Dollar Tree, Inc.
50,000	4.000	(b)	05/15/25	48,831
50,000	4.200	(b)	05/15/28	47,974
Home Depot, Inc. (The)
25,000	3.900	(b)	12/06/28	24,088
100,000	4.500	(b)	09/15/32	97,992
25,000	4.250	(b)	04/01/46	21,767

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)
Retail – (continued)
Lowe’s Cos., Inc.
$25,000	3.100	%(b)	05/03/27	$23,296
75,000	1.700	(b)	09/15/28	62,998
300,000	3.750	(b)	04/01/32	267,373
100,000	5.000	(b)	04/15/33	97,848
25,000	3.000	(b)	10/15/50	16,031
50,000	4.250	(b)	04/01/52	40,044
McDonald’s Corp.
79,000	4.600		09/09/32	77,346
McDonald’s Corp., MTN
25,000	4.200		04/01/50	20,907
Starbucks Corp.
75,000	3.800	(b)	08/15/25	73,368
100,000	4.000	(b)	11/15/28	95,283
100,000	3.000	(b)	02/14/32	85,497
Tractor Supply Co.
50,000	1.750		11/01/30	38,409
Walgreens Boots Alliance, Inc.
41,000	4.100		04/15/50	30,169

				1,352,872

Semiconductors – 0.4%
Applied Materials, Inc.
25,000	1.750		06/01/30	20,382
Broadcom, Inc.
125,000	4.150	(b)(d)	04/15/32	109,877
100,000	3.419	(b)(d)	04/15/33	80,268
162,000	3.137	(b)(d)	11/15/35	118,852
100,000	3.500	(b)(d)	02/15/41	71,592
Intel Corp.
75,000	3.050		08/12/51	48,747
Micron Technology, Inc.
50,000	2.703		04/15/32	37,510

				487,228

Software – 1.1%
Adobe, Inc.
50,000	2.150	(b)	02/01/27	45,558
75,000	2.300	(b)	02/01/30	63,973
Fiserv, Inc.
100,000	2.750	(b)	07/01/24	96,452
25,000	4.200	(b)	10/01/28	23,662
Intuit, Inc.
25,000	1.350		07/15/27	21,636
Oracle Corp.
34,000	2.950	(b)	04/01/30	29,022
275,000	2.875	(b)	03/25/31	228,149
225,000	6.900	(b)	11/09/52	243,481
50,000	3.850	(b)	04/01/60	33,452
Roper Technologies, Inc.
50,000	4.200		09/15/28	48,235
ServiceNow, Inc.
125,000	1.400		09/01/30	95,246
Take-Two Interactive Software, Inc.
85,000	3.700		04/14/27	80,012

Corporate Bonds – (continued)
Software – (continued)
VMware, Inc.
25,000	1.800	%(b)	08/15/28	20,410
100,000	2.200	(b)	08/15/31	75,817
Workday, Inc.
75,000	3.500	(b)	04/01/27	70,149
25,000	3.800	(b)	04/01/32	22,063

				1,197,317

Telecommunications – 2.1%
AT&T, Inc.
288,000	2.300	(b)	06/01/27	256,646
150,000	4.350	(b)	03/01/29	142,753
50,000	2.750	(b)	06/01/31	41,518
128,000	2.550	(b)	12/01/33	98,432
25,000	4.900	(b)	08/15/37	23,022
60,000	4.850	(b)	03/01/39	53,709
75,000	3.500	(b)	06/01/41	55,974
25,000	4.350	(b)	06/15/45	20,196
25,000	5.150	(b)	11/15/46	22,544
25,000	4.500	(b)	03/09/48	20,346
25,000	3.650	(b)	06/01/51	17,682
25,000	3.500	(b)	09/15/53	17,009
T-Mobile USA, Inc.
75,000	3.500	(b)	04/15/25	72,201
75,000	1.500	(b)	02/15/26	67,203
150,000	3.750	(b)	04/15/27	141,428
175,000	2.050	(b)	02/15/28	150,551
83,000	3.875	(b)	04/15/30	75,341
75,000	2.875	(b)	02/15/31	61,920
75,000	3.500	(b)	04/15/31	64,955
225,000	5.200	(b)	01/15/33	222,778
25,000	3.000	(b)	02/15/41	17,649
Verizon Communications, Inc.
145,000	4.329		09/21/28	139,575
200,000	3.875	(b)	02/08/29	187,807
50,000	3.150	(b)	03/22/30	44,050
125,000	2.550	(b)	03/21/31	102,875
153,000	2.355	(b)	03/15/32	121,336
50,000	4.862		08/21/46	45,291
90,000	2.987	(b)	10/30/56	55,233

				2,340,024

Transportation – 0.5%
Burlington Northern Santa Fe LLC
25,000	4.050		06/15/48	20,919
CSX Corp.
175,000	3.800	(b)	03/01/28	166,883
100,000	4.100	(b)	11/15/32	93,673
FedEx Corp.
45,000	3.400	(b)	02/15/28	41,613
75,000	5.250	(b)	05/15/50	68,919
Union Pacific Corp.
125,000	2.800		02/14/32	107,429

				499,436

TOTAL CORPORATE BONDS
(Cost $30,931,908)				$27,795,464

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Bonds – 5.4%
Agriculture – 0.1%
BAT Capital Corp. (United Kingdom)
$25,000	3.222%		08/15/24	$24,104
100,000	2.259		03/25/28	83,229
25,000	4.540		08/15/47	17,770

				125,103

Banks – 2.3%
Banco Santander SA (Spain)
200,000	2.746		05/28/25	187,252
Barclays PLC(c) (United Kingdom)
(SOFR + 2.71%)
200,000	2.852		05/07/26	185,689
BNP Paribas SA (France)
200,000	3.375	(d)	01/09/25	192,714
(SOFR + 1.00%)
200,000	1.323	(c)(d)	01/13/27	174,793
BPCE SA(c)(d) (France)
(SOFR + 1.73%)
250,000	3.116		10/19/32	182,259
Credit Suisse AG (Switzerland)
250,000	1.250		08/07/26	201,837
Credit Suisse Group AG (Switzerland)
250,000	4.550		04/17/26	222,426
(SOFR + 5.02%)
250,000	9.016	(c)(d)	11/15/33	257,176
Deutsche Bank AG(c) (Germany)
(SOFR + 2.16%)
150,000	2.222		09/18/24	144,839
HSBC Holdings PLC(c) (United Kingdom)
(SOFR + 1.54%)
200,000	1.645		04/18/26	180,592
ING Groep NV(c)(d) (Netherlands)
(US 1 Year CMT T-Note + 1.10%)
200,000	1.400		07/01/26	179,626
Macquarie Group Ltd.(c)(d) (Australia)
(SOFR + 1.07%)
50,000	1.340		01/12/27	43,446
Toronto-Dominion Bank (The) (Canada)
175,000	4.456		06/08/32	166,359
UBS Group AG(c)(d) (Switzerland)
(US 1 Year CMT T-Note + 1.10%)
200,000	2.746		02/11/33	154,714
Westpac Banking Corp.(c) (Australia)
(US Treasury Yield Curve Rate T-Note Constant Maturity + 2.00%)
25,000	4.110		07/24/34	21,414
Westpac Banking Corp.(c), GMTN (Australia)
(5 Year USD Swap + 2.24%)
25,000	4.322		11/23/31	23,431

				2,518,567

Beverages – 0.7%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium)
35,000	4.700		02/01/36	32,997
192,000	4.900		02/01/46	175,699

Foreign Bonds – (continued)
Beverages – (continued)
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
175,000	4.750		01/23/29	172,972
100,000	3.500		06/01/30	90,951
25,000	4.950		01/15/42	23,433
100,000	4.600		04/15/48	88,026
25,000	5.550		01/23/49	24,916
25,000	4.500		06/01/50	22,094
JDE Peet’s NV(d) (Netherlands)
150,000	1.375		01/15/27	126,703

				757,791

Biotechnology – 0.1%
CSL Finance PLC (Australia)
25,000	3.850	(d)	04/27/27	23,917
125,000	4.250	(d)	04/27/32	117,681

				141,598

Commercial Services – 0.2%
DP World Crescent Ltd., Series EMTN (United Arab Emirates)
200,000	3.875		07/18/29	186,600

Diversified Financial Services – 0.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
250,000	2.450		10/29/26	218,639
225,000	3.000		10/29/28	188,840
Avolon Holdings Funding Ltd. (Ireland)
25,000	3.950	(d)	07/01/24	23,962
100,000	2.875	(d)	02/15/25	92,391
25,000	4.250	(d)	04/15/26	22,683

				546,515

Electric – 0.2%
Korea Hydro & Nuclear Power Co. Ltd.(d) (South Korea)
220,000	4.250		07/27/27	211,422

Engineering & Construction – 0.1%
Cellnex Finance Co. SA, Series EMTN (Spain)
100,000	1.250		01/15/29	85,705

Machinery-Construction & Mining – 0.1%
Weir Group PLC (The)(d) (United Kingdom)
200,000	2.200		05/13/26	178,076

Mining – 0.3%
Glencore Funding LLC (Australia)
75,000	4.125	(d)	03/12/24	73,712
25,000	4.625	(d)	04/29/24	24,685
75,000	1.625	(d)	04/27/26	66,379
150,000	2.625	(d)	09/23/31	119,578
Newcrest Finance Pty Ltd.(d) (Australia)
25,000	3.250		05/13/30	20,910
Teck Resources Ltd. (Canada)
25,000	3.900		07/15/30	22,436

				327,700

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Bonds – (continued)
Oil & Gas – 0.2%
Saudi Arabian Oil Co. (Saudi Arabia)
$220,000	3.500%		04/16/29	$200,860

Pharmaceuticals – 0.2%
Bayer US Finance II LLC(d) (Germany)
200,000	3.875		12/15/23	196,903

Pipelines – 0.2%
Enbridge, Inc. (Canada)
125,000	2.500		08/01/33	96,294
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates)
193,306	2.940		09/30/40	154,621

				250,915

Semiconductors – 0.2%
NXP BV / NXP Funding LLC / NXP USA, Inc. (China)
25,000	3.400		05/01/30	21,574
125,000	2.500		05/11/31	98,793
125,000	2.650		02/15/32	97,772

				218,139

Transportation – 0.0%
Canadian Pacific Railway Co. (Canada)
25,000	2.050		03/05/30	20,487
50,000	2.450		12/02/31	41,617

				62,104

TOTAL FOREIGN BONDS
(Cost $6,791,848)				$6,007,998

Asset-Backed Securities – 3.7%
Collateralized Loan Obligations – 3.3%
Cathedral Lake VIII Ltd., Series 2021-8A, Class C(c)(d)
(3 Mo. LIBOR + 2.620%) (Cayman Islands)
$200,000	6.863%		01/20/35	$184,681
CBAM Ltd., Series 2018-5A, Class A(c)(d)
(3 Mo. LIBOR + 1.020%) (Cayman Islands)
525,000	5.099		04/17/31	516,150
CFIP CLO Ltd., Series 2021-1A, Class A(c)(d)
(3 Mo. LIBOR + 1.220%) (Cayman Islands)
700,000	5.463		01/20/35	673,077
CFIP CLO Ltd., Series 2021-1A, Class C1(c)(d)
(3 Mo. LIBOR + 2.400%) (Cayman Islands)
300,000	6.643		01/20/35	274,221
Crown City CLO I, Series 2020-1A, Class A1AR(c)(d)
(3 Mo. LIBOR + 1.190%) (Cayman Islands)
250,000	5.433		07/20/34	241,842
Diameter Capital CLO 1 Ltd., Series 2021-1A, Class A1A(c)(d)
(3 Mo. LIBOR + 1.240%)
425,000	5.319		07/15/36	411,108
HalseyPoint CLO 3 Ltd., Series 2020-3A, Class A1A(c)(d)
(3 Mo. LIBOR + 1.450%) (Cayman Islands)
250,000	5.865		11/30/32	246,663
Jamestown CLO XV Ltd., Series 2020-15A, Class A(c)(d)
(3 Mo. LIBOR + 1.340%) (Cayman Islands)
300,000	5.419		04/15/33	293,779

Asset-Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
Marble Point CLO XVII Ltd., Series 2020-1A, Class A(c)(d)
(3 Mo. LIBOR + 1.300%) (Cayman Islands)
500,000	5.543		04/20/33	486,650
Venture 39 CLO Ltd., Series 2020-39A, Class A1(c)(d)
(3 Mo. LIBOR + 1.280%) (Cayman Islands)
275,000	5.359		04/15/33	267,655

				3,595,826

Diversified Financial Services – 0.2%
Lcm 38 Ltd., Series 2022-38A, Class A1A(c)(d)
(TSFR3M + 2.100%) (United Kingdom)
250,000	4.592		07/15/34	247,951

Collateralized Debt Obligations – 0.2%
Arbor Realty Commercial Real Estate Notes Ltd., Series 2022-FL1, Class A(c)(d)
(SOFR + 1.450%) (Cayman Islands)
250,000	5.257		01/15/37	242,007

TOTAL ASSET-BACKED SECURITIES
(Cost $4,221,650)				$4,085,784

U.S. Government Agency Securities – 2.8%
Federal Farm Credit Banks Funding Corp.
$460,000	2.900	%(f)	04/12/32	$403,722
230,000	3.300	(f)	05/19/32	207,213
130,000	3.500	(f)	09/01/32	118,463
600,000	2.850	(f)	03/28/34	502,620
340,000	3.080	(f)	03/30/37	278,322
Federal Home Loan Banks
100,000	3.375	(f)	12/08/23	98,574
250,000	3.375	(f)	09/10/32	225,416
430,000	4.750	(f)	12/10/32	437,632
Federal National Mortgage Associations
400,000	1.875	(f)	09/24/26	368,735
400,000	6.250	(f)	05/15/29	446,634

TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $3,430,888)				$3,087,331

Commercial Mortgage-Backed Securities – 1.7%
3650R Commercial Mortgage Trust Series 2021-PF1, Class AS(c)
$150,000	2.778%		11/15/54	$115,537
Banc of America Commercial Mortgage Trust Series 2016-UB10, Class D(d)
100,000	3.000		07/15/49	76,344
BANK Series 2019-BN21, Class A5
150,000	2.851		10/17/52	129,494
BANK Series 2021-BN32, Class A5
150,000	2.643		04/15/54	124,979
BANK Series 2022-BNK43, Class A5
200,000	4.399		08/15/55	189,516
BBCMS Mortgage Trust Series 2022-C17, Class A5
450,000	4.441		09/15/55	428,784

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Commercial Mortgage-Backed Securities – (continued)
Bx Trust Series 2022-PSB, Class A(c) (TSFR1M + 2.451%)(d)
$98,856	6.787%	08/15/39	$98,008
BX Trust Series 2021-ARIA, Class C(c) (1 Mo. LIBOR + 1.646%)(d)
150,000	5.964	10/15/36	139,942
Cantor Commercial Real Estate Lending Series 2019-CF3, Class A4
100,000	3.006	01/15/53	86,351
DOLP Trust Series 2021-NYC, Class A(d)
200,000	2.956	05/10/41	159,542
EQUS Mortgage Trust Series 2021-EQAZ, Class A(c) (1 Mo. LIBOR + 0.755%)(d)
199,996	5.073	10/15/38	192,564
Taubman Centers Commercial Mortgage Trust Series 2022-DPM, Class A(c) (TSFR1M + 2.186%)(d)
150,000	6.522	05/15/37	145,459

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $2,133,694)			$1,886,520

Municipal Bonds – 1.2%
Arizona – 0.0%
City of Tucson AZ
$25,000	1.932%	07/01/31	$19,011

California – 0.6%
Bay Area Toll Authority
30,000	1.633	04/01/28	25,654
California Health Facilities Financing Authority
125,000	3.478	06/01/29	114,489
100,000	3.790	06/01/32	90,053
California Statewide Communities Development Authority
50,000	1.877	02/01/31	37,983
Municipal Improvement Corp. of Los Angeles
35,000	1.648	11/01/28	28,919
80,000	2.074	11/01/30	63,769
Port of Oakland
80,000	2.199	05/01/31	63,198
San Francisco Municipal Transportation Agency
30,000	1.302	03/01/28	24,716
San Jose Financing Authority
25,000	1.812	06/01/29	20,374
25,000	1.862	06/01/30	19,809
State of California
105,000	7.625	03/01/40	132,603

			621,567

Florida – 0.1%
State Board of Administration Finance Corp.
70,000	2.154	07/01/30	57,317

Illinois – 0.2%
Chicago O’Hare International Airport
85,000	2.346	01/01/30	71,040

Municipal Bonds – (continued)
Illinois – (continued)
State of Illinois GO Bonds
25,000	5.100	06/01/33	23,993
92,857	7.350	07/01/35	97,688

			192,721

Louisiana – 0.1%
City of New Orleans LA Water System Revenue
25,000	1.008	12/01/26	21,360
Louisiana Local Government Environmental Facilities & Community Development Auth, Series 2022-ELL A
140,000	4.275	02/01/36	130,171

			151,531

New York – 0.0%
City of New York NY
40,000	1.940	03/01/29	33,470
Metropolitan Transportation Authority
25,000	5.989	11/15/30	25,861
New York City Transitional Finance Authority Future Tax Secured Revenue
10,000	3.590	08/01/27	9,341

			68,672

Ohio – 0.1%
American Municipal Power, Inc.
100,000	6.270	02/15/50	105,717

Texas – 0.1%
City of Houston TX Airport System Revenue
30,000	2.235	07/01/29	25,226
40,000	2.285	07/01/30	32,900

			58,126

TOTAL MUNICIPAL BONDS
(Cost $1,399,478)			$1,274,662

Foreign Government Securities – 1.1%
Sovereign – 1.1%
Indonesia Government International Bond
$200,000	3.050%	03/12/51	$144,522
Israel Government AID Bonds(g)
200,000	5.500 (f)	12/04/23	201,052
100,000	5.500 (f)	04/26/24	100,745
Mexico Government International Bond(b)
400,000	3.250	04/16/30	347,700
110,000	1.450	10/25/33	83,257
200,000	4.280	08/14/41	154,637
Peruvian Government International Bond(b)
50,000	3.230	07/28/21	29,150
Romanian Government International Bond(d)
40,000	3.000	02/27/27	35,422
10,000	2.124	07/16/31	7,355
30,000	2.625	12/02/40	17,839
10,000	4.625	04/03/49	7,729
Romanian Government International Bond, Series EMTN
50,000	2.875	03/11/29	44,166

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Government Securities – (continued)
Sovereign – (continued)
Uruguay Government International Bond(b)
$50,000	4.375%		01/23/31	$49,689

TOTAL FOREIGN GOVERNMENT SECURITIES
(Cost $1,496,202)				$1,223,263

Collateralized Mortgage Obligations – 0.4%
Alternative Loan Trust Series 2005-38, Class A1(c) (1 Year CMT + 1.500%)
$41,620	3.548%		09/25/35	$36,496
Connecticut Avenue Securities Trust Series 2021-R01, Class 1M2(c) (SOFR + 1.550%)(d)
44,000	5.478		10/25/41	42,878
Connecticut Avenue Securities Trust Series 2021-R03, Class 1M2(c) (SOFR + 1.650%)(d)
42,000	5.578		12/25/41	39,594
Connecticut Avenue Securities Trust Series 2022-R05, Class 2M1(c) (SOFR + 1.900%)(d)
42,627	5.828		04/25/42	42,317
Connecticut Avenue Securities Trust Series 2022-R05, Class 2M2(c) (SOFR + 3.000%)(d)
36,000	6.928		04/25/42	34,832
Federal Home Loan Mortgage Corporation Series 2020-DNA5, Class M2(c) (SOFR + 2.800%)(d)
14,186	6.728		10/25/50	14,254
Federal Home Loan Mortgage Corporation Series 2021-DNA5, Class M2(c) (SOFR + 1.650%)(d)
24,333	5.578		01/25/34	23,957
Federal Home Loan Mortgage Corporation Series 2022-DNA1, Class M1A(c) (SOFR + 1.000%)(d)
88,685	4.928		01/25/42	86,565
Federal Home Loan Mortgage Corporation Series 2022-DNA3, Class M1A(c) (SOFR + 2.000%)(d)
35,105	5.928		04/25/42	35,027
JPMorgan Mortgage Trust Series 2021-6, Class A3(c)(d)
93,482	2.500		10/25/51	75,333
Wells Fargo Mortgage Backed Securities Trust Series 2019-3, Class A1(c)(d)
6,317	3.500		07/25/49	5,595

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $469,999)				$436,848

U.S. Treasury Obligations – 20.9%
U.S. Treasury Bonds
$1,640,000	3.125	%(f)	11/15/41	$1,417,575
1,550,000	2.750	(f)	08/15/42	1,248,477
2,310,000	2.750	(f)	11/15/42	1,854,858
420,000	2.250	(f)	08/15/49	296,953
2,930,000	2.375	(f)	11/15/49	2,131,575

U.S. Treasury Obligations – (continued)
3,200,000	2.000	(f)	02/15/50	2,124,500
640,000	2.375	(f)	05/15/51	461,400
170,000	2.000	(f)	08/15/51	111,881
170,000	1.875	(f)	11/15/51	108,216
U.S. Treasury Notes
1,185,000	0.125	(f)	01/31/23	1,180,973
720,000	0.125	(f)	03/31/23	712,434
1,030,000	0.375	(f)	12/31/25	920,482
4,050,000	0.750	(f)	03/31/26	3,631,078
2,030,000	0.750	(f)	04/30/26	1,814,947
1,720,000	0.625	(f)	07/31/26	1,519,513
140,000	1.250	(f)	03/31/28	121,723
970,000	2.875	(f)	05/15/28	915,513
1,180,000	1.250	(f)	06/30/28	1,020,147
250,000	3.125	(f)	11/15/28	238,359
1,370,000	3.875	(f)	12/31/29	1,361,894

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $27,683,201)				$23,192,498

Shares	Dividend Rate			Value

Investment Company – 5.2%(h)
Goldman Sachs Financial Square Government Fund — Institutional Shares
5,716,986	4.159%			$5,716,986
(Cost $5,716,986)

Short-Term Investments – 1.2%
Commercial Paper – 0.8%
Macquarie Bank Ltd. (SOFR + 0.450%)
500,000	4.760%		04/06/23	$500,120
Walt Disney Co./The
393,000	4.190		02/02/23	391,365

Certificate of Deposit – 0.4%
Mizuho Bank (SOFR + 0.36%)
$437,000	4.670	%(f)	02/01/23	$437,083

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,328,634)				$1,328,568

TOTAL INVESTMENTS – 126.1%
(Cost $150,822,314)				$139,585,940

LIABILITIES IN EXCESS OF ASSETS – (26.1)%				(28,888,797)

NET ASSETS – 100.0%				$110,697,143

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $3,439,865 which represents approximately 3.1% of the Fund’s net assets as of December 31, 2022.

(b)	Securities with “Call” features. Maturity dates disclosed are the final maturity date.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2022.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(e)	Step coupon.

(f)	Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

(g)	Guaranteed by the United States Government. Total market value of $301,797, which represents 0.3% of net assets as of December 31, 2022.

(h)	Represents an affiliated issuer.

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Index
EMTN	—Euro Medium Term Note
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GMTN	—Global Medium Term Note
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
SOFR	—Secured Overnight Financing Rate

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
SEK	—Swedish Krona
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — As of December 31, 2022, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Chase Bank, N.A	EUR	673,533	USD	668,616	1/6/2023	$52,577
JPMorgan Chase Bank, N.A	USD	158,869	SEK	1,623,002	3/6/2023	2,769
Morgan Stanley Co., Inc.	CAD	258,925	USD	189,510	3/8/2023	1,814
Morgan Stanley Co., Inc.	JPY	11,613,652	USD	88,657	3/16/2023	716
RBC Capital Markets, LLC	USD	249,523	GBP	202,413	2/23/2023	4,487

TOTAL						$62,363

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Bank of America	SEK	1,653,000	USD	161,802	3/6/2023	$(2,817)
Citigroup Global Markets	USD	80,494	AUD	120,366	3/14/2023	(1,694)
Deutsche Bank Securities	USD	68,321	JPY	8,925,683	3/16/2023	(367)
JPMorgan Chase Bank, N.A	USD	920,706	EUR	927,476	1/6/2023	(72,401)
Morgan Stanley Co., Inc.	USD	210,827	CAD	288,050	3/8/2023	(2,017)
RBC Capital Markets, LLC	GBP	324,627	USD	400,182	2/23/2023	(7,196)

TOTAL						$(86,492)

FORWARD SALES CONTRACTS — As of December 31, 2022, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
Federal National Mortgage Association	2.000%	TBA-30yr	01/15/53	$(12,000,000)	$(9,794,626)
Federal National Mortgage Association	4.000	TBA-30yr	01/15/53	(2,000,000)	(1,874,752)
Federal National Mortgage Association	4.500	TBA-30yr	01/15/53	(5,000,000)	(4,812,770)
Federal National Mortgage Association	5.000	TBA-30yr	01/15/53	(3,000,000)	(2,955,249)
Federal National Mortgage Association	5.500	TBA-30yr	01/15/53	(4,000,000)	(4,010,680)
Government National Mortgage Association	6.000	TBA-30yr	01/15/53	(1,000,000)	(1,015,845)

Total (Proceed Receivable $(24,778,984))					$(24,463,922)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — As of December 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:

U.S. Treasury 10 Year Note	16	03/22/23	$1,794,250	$(10,185)
U.S. Treasury 10 Year Ultra Note	5	03/22/23	589,453	(12,415)
U.S. Treasury 2 Year Note	31	03/31/23	6,355,000	(1,039)
U.S. Treasury 5 Year Note	50	03/31/23	5,391,406	(21,586)
U.S. Treasury Long Bond	1	03/22/23	124,688	(221)
U.S. Treasury Ultra Bond	5	03/22/23	667,656	(28,447)

Total				(73,893)

Short position contracts:
Long Gilt Future	(1)	03/29/23	(120,774)	6,666

Total Futures Contracts				$(67,227)

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — As of December 31, 2022, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at December 31, 2022(b)	Counterparty	Termination Date	Notional Amount (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
General Electric Co.	1.000%	0.636%	Bank of America NA	06/20/2026	USD	175	$1,113	$—	$1,113
Nordstrom, Inc.	1.000	2.332	Bank of America NA	06/20/2024	USD	225	(5,248)	(320)	(4,928)
ICE CD JWN	1.000	3.776	Bank of America NA	12/20/2024	USD	100	(3,777)	(1,928)	(1,849)
Prudential Financial, Inc.	1.000	0.870	Bank of America NA	06/20/2027	USD	75	653	244	409
Republic of Indonesia	1.000	0.082	Bank of America NA	12/20/2027	USD	200	(163)	(1,750)	1,587
ICE CD US	1.000	1.318	Bank of America NA	12/20/2027	USD	210	(2,768)	(6,281)	3,513
Republic of Chile	1.000	0.312	Bank of America NA	12/20/2027	USD	90	(281)	(1,768)	1,487
Markit CDX North America Investment Grade Index	1.000	0.642	Bank of America NA	06/20/2025	USD	4,500	28,883	11,037	17,846
Markit CDX North America Investment Grade Index	1.000	1.273	Bank of America NA	12/20/2025	USD	575	7,319	—	7,319
Markit CDX North America Investment Grade Index	1.000	1.238	Bank of America NA	06/20/2026	USD	7,025	86,991	67,197	19,794
ICE CDX Investment Grade Index	1.000	1.137	Bank of America NA	12/20/2026	USD	(11,950)	135,879	207,040	(71,161)
ICE CDX Investment Grade Index	1.000	1.079	Bank of America NA	06/20/2027	USD	(2,600)	28,061	12,807	15,254

TOTAL							$276,662	$286,278	$(9,616)

(a)	Payments received quarterly.
(b)

Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amounts (000’s)		Value	Upfront Premium Paid	Unrealized Appreciation
0.000%(b)	1 Day SOFR	12/31/2024	USD	1,460	$(416)	$1,264	$(1,680)
3 Month BBR(c)	4.000%	03/15/2025	AUD	1,610	5,854	(158)	6,012
4.000(c)	3 Month BA	03/15/2025	CAD	1,420	(8,063)	1,005	(9,068)
1.730(b)	1 Day SOFR	02/08/2026	USD	6,200	206,631	61,981	144,650
0.000(b)	1 Day SONIO	03/15/2028	GBP	300	(9,336)	(2,870)	(6,466)
1 Day ESTRON(b)	3.000	03/15/2028	EUR	20	270	(400)	670
12 Month BOJDTR(b)	0.250	03/15/2028	JPY	277,240	40,817	11,488	29,329
3 Month BA(b)	3.500	03/15/2028	NOK	5,250	(6,256)	(6,122)	(134)
1 Day ESTRON(b)	2.350	07/04/2029	EUR	100	3,626	166	3,460
0.000(b)	1 Day SONIO	03/15/2033	GBP	70	(5,085)	(1,456)	(3,629)
1 Day ESTRON(b)	3.000	03/15/2033	EUR	130	2,561	(1,757)	4,318
12 Month BOJDTR(b)	0.500	03/15/2033	JPY	49,000	15,651	11,084	4,567
3 Month BA(c)	3.500	03/15/2033	CAD	480	6,503	(6,581)	13,084
3 Month STIBOR(b)	3.000	03/15/2033	SEK	520	603	(1,994)	2,597
3.750(b)	1 Day SOFR	03/15/2033	USD	360	6,536	13,765	(7,229)
4.500(c)	1 Day SOFR	03/15/2033	AUD	1,090	(4,593)	23,669	(28,262)
6 Month NIBOR(b)	3.500	03/15/2033	NOK	3,630	(6,824)	(12,966)	6,142
2.855(b)	1 Day ESTRON	07/04/2037	EUR	380	(5,668)	2,322	(7,990)
1 Day ESTRON(b)	1.560	07/06/2052	EUR	270	3,202	809	2,393

TOTAL					$246,013	$93,249	$152,764

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2022.
(b)	Payments made annually.
(c)	Payments made semi-annually.

OVER THE COUNTER INTEREST RATE SWAPTIONS — As of December 31, 2022, the Fund had the following swaptions contracts:

Description	Counterparty	Exercise rate	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased Option Contracts

Puts
6M IRS	Morgan Stanley Co., Inc.	EUR2.518	10/30/2023	390,000	$390,000	$5,099	$10,358	$(5,259)

Total Purchased Option Contracts				390,000		$5,099	$10,358	$(5,259)

Written Option Contracts

Puts
6M IRS	Morgan Stanley Co., Inc.	EUR1.945	10/30/2023	(160,000)	$(160,000)	$(5,864)	$(10,111)	$4,247

Total Written Option Contracts				(160,000)		$(5,864)	$(10,111)	$4,247

Abbreviations:

6M IRS —6 Months Interest Rate Swaptions

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $145,105,328)	$133,868,954
Investments in affiliated issuers, at value (cost $5,716,986)	5,716,986
Purchased Options, at value (premiums paid $10,358)	5,099
Cash	1,704,742
Foreign currency, at value (cost $26,187)	26,983
Receivables:
Investments sold on an extended-settlement basis	34,161,043
Collateral on certain derivative contracts(a)	1,132,425
Interest and Dividends	670,945
Fund shares sold	149,518
Reimbursement from investment adviser	15,480
Unrealized gain on forward foreign currency exchange contracts	62,363
Variation margin on swap contracts	4,822
Other assets	150

Total assets	177,519,510

Liabilities:
Forward sale contracts, at value (proceeds received $24,778,984)	24,463,922
Variation margin on futures contracts	21,247
Unrealized loss on forward foreign currency exchange contracts	86,492
Written options, at value (premiums received $10,111)	5,864
Payables:
Investments purchased	41,973,276
Management fees	36,225
Fund shares redeemed	25,691
Distribution and Service fees and Transfer Agency fees	19,828
Accrued expenses	189,822

Total liabilities	66,822,367

Net Assets:
Paid-in capital	126,885,176
Total distributable earnings (loss)	(16,188,033)

NET ASSETS	$110,697,143
Net Assets:
Institutional	$38,157,209
Service	72,539,934

Total Net Assets	$110,697,143
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Institutional	4,054,231
Service	7,717,504
Net asset value, offering and redemption price per share:
Institutional	$9.41
Service	9.40

(a) Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps

Core Fixed Income	$208,086	$924,339

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2022

Investment income:
Interest	$2,419,151
Dividends — affiliated issuers	100,263

Total investment income	2,519,414

Expenses:
Management fees	406,046
Distribution and Service fees — Service Shares	177,496
Professional fees	139,051
Custody, accounting and administrative services	95,323
Trustee fees	27,480
Transfer Agency fees(a)	20,302
Printing and mailing costs	18,853
Other	7,472

Total expenses	892,023

Less — expense reductions	(294,396)

Net expenses	597,627

NET INVESTMENT INCOME	1,921,787

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(3,540,137)
Futures contracts	(1,945,450)
Swap contracts	243,115
Written options	878
Purchased options	(10,797)
Forward foreign currency exchange contracts	58,844
Foreign currency transactions	1,962
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(12,167,993)
Forward Sales Contracts	316,828
Futures contracts	(119,157)
Written options	(1,111)
Purchased Options	4,318
Swap contracts	(103,917)
Forward foreign currency exchange contracts	(26,894)
Foreign currency translations	(3,692)

Net realized and unrealized loss	(17,293,203)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(15,371,416)

(a) Class specific and Transfer Agency fees were as follows:

	Transfer Agency Fees
Fund	Institutional	Service
Core Fixed Income	$6,103	$14,199

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2021

From operations:
Net investment income	$1,921,787	$769,313
Net realized loss	(5,191,585)	(403,832)
Net change in unrealized loss	(12,101,618)	(1,969,524)

Net decrease in net assets resulting from operations	(15,371,416)	(1,604,043)

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(498,802)	(368,886)
Service Shares	(1,038,833)	(758,578)

Total distributions to shareholders	(1,537,635)	(1,127,464)

From share transactions:
Proceeds from sales of shares	33,277,943	46,513,298
Reinvestment of distributions	1,537,635	1,127,464
Cost of shares redeemed	(10,255,336)	(13,688,105)

Net increase in net assets resulting from share transactions	24,560,242	33,952,657

TOTAL INCREASE	7,651,191	31,221,150

Net Assets:

Beginning of year	103,045,952	71,824,802

End of year	$110,697,143	$103,045,952

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Institutional Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$11.13	$11.53	$10.85	$10.20	$10.66

Net investment income(a)	0.21	0.12	0.18	0.26	0.29

Net realized and unrealized gain (loss)	(1.77)	(0.36)	0.86	0.69	(0.37)

Total from investment operations	(1.56)	(0.24)	1.04	0.95	(0.08)

Distributions to shareholders from net investment income	(0.16)	(0.14)	(0.26)	(0.30)	(0.38)

Distributions to shareholders from net realized gains	—	(0.02)	(0.10)	—	—

Total distributions	(0.16)	(0.16)	(0.36)	(0.30)	(0.38)

Net asset value, end of year	$9.41	$11.13	$11.53	$10.85	$10.20

Total Return(b)	(14.03)%	(2.06)%	9.64%	9.28%	(0.58)%

Net assets, end of year (in 000’s)	$38,157	$31,179	$25,194	$17,421	$2,657

Ratio of net expenses to average net assets	0.41%	0.41%	0.41%	0.44%	0.42%

Ratio of total expenses to average net assets	0.70%	0.81%	0.93%	1.08%	1.06%

Ratio of net investment income to average net assets	2.07%	1.09%	1.61%	2.41%	2.88%

Portfolio turnover rate(c)	693%	513%	501%	556%	406%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Service Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$11.13	$11.53	$10.85	$10.21	$10.65

Net investment income(a)	0.18	0.09	0.16	0.25	0.25

Net realized and unrealized gain (loss)	(1.77)	(0.34)	0.85	0.66	(0.34)

Total from investment operations	(1.59)	(0.25)	1.01	0.91	(0.09)

Distributions to shareholders from net investment income	(0.14)	(0.13)	(0.23)	(0.27)	(0.35)

Distributions to shareholders from net realized gains	—	(0.02)	(0.10)	—	—

Total distributions	(0.14)	(0.15)	(0.33)	(0.27)	(0.35)

Net asset value, end of year	$9.40	$11.13	$11.53	$10.85	$10.21

Total Return(b)	(14.28)%	(2.23)%	9.37%	9.00%	(0.83)%

Net assets, end of year (in 000’s)	$72,540	$71,867	$46,631	$37,524	$36,416

Ratio of net expenses to average net assets	0.66%	0.66%	0.66%	0.68%	0.67%

Ratio of total expenses to average net assets	0.95%	1.06%	1.18%	1.35%	1.18%

Ratio of net investment income to average net assets	1.82%	0.85%	1.39%	2.33%	2.46%

Portfolio turnover rate(c)	693%	513%	501%	556%	406%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Notes to Financial Statements

December 31, 2022

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists the series of the Trust that is included in this report (the “Fund”), along with its corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Core Fixed Income	Institutional and Service	Diversified

Shares of the Trust are offered to a separate account of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/ deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Core Fixed Income	Quarterly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable

(including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Notes to Financial Statements (continued)

December 31, 2022

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

ii. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

iii. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to the Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other

30

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as either due to broker/receivable for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Notes to Financial Statements (continued)

December 31, 2022

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2022:

CORE FIXED INCOME FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Securities	$—	$63,550,018	$—
Corporate Bonds	—	27,795,464	—
U.S. Treasury Obligations	23,192,498	—	—
Foreign Bonds	—	6,007,998	—
Asset- Backed Securities	—	4,085,784	—
U.S. Government Agency Securities	—	3,389,128	—
Commercial Mortgage-Backed Securities	—	1,886,520	—
Municipal Bonds	—	1,274,662	—
Foreign Government Securities	—	921,466	—
Collateralized Mortgage Obligations	—	436,848	—
Investment Company	5,716,986	—	—
Short-Term Investments	—	1,328,568	—

Total	$28,909,484	$110,676,456	$—

Liabilities
Forward Sales Contracts	$—	$(24,463,922)	$—

Derivative Type

Assets
Credit Default Swap Contracts(a)	$—	$68,322	$—
Forward Foreign Currency Contracts(a)	—	62,363	—
Futures Contracts(a)	6,666	—	—
Interest Rate Swap Contracts(a)	—	217,222	—
Purchased Option Contracts	—	5,099	—

Total	$6,666	$353,006	$—

Derivative Type

Liabilities
Credit Default Swap Contracts(a)	$—	$(77,938)	$—
Forward Foreign Currency Contracts(a)	—	(86,492)	—
Futures Contracts(a)	(73,893)	—	—
Interest Rate Swap Contracts(a)	—	(64,458)	—
Written Option Contracts	—	(5,864)	—

Total	$(73,893)	$(234,752)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Notes to Financial Statements (continued)

December 31, 2022

4.    INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2022. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Core Fixed Income Fund

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest Rate	Variation margin on futures and swaps contracts	$223,888	(a)	Variation margin on futures and swaps contracts	$(138,351	)(a)
Credit	Unrealized gain on swap contracts	68,322	(a)	Unrealized loss on swap contracts	(77,938	)(a)
Currency	Receivables for unrealized gain on forward foreign currency exchange contracts and purchased options at value	67,462		Payable for unrealized loss on forward foreign currency exchange contracts and written options at value	(92,356)

Total		$359,672			$(308,645)

(a)

Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only the variation margin as of December 31, 2022, is reported within the Consolidated Statement of Assets and Liabilities.

The following tables set forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Core Fixed Income Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(5,074)	$(240,795)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts, written option contracts and purchased options contracts	58,844	(27,906)
Interest Rate	Net realized gain (loss) from futures contracts, written option, and purchased options/Net change in unrealized gain (loss) on futures contracts and swap contracts	(1,707,180)	21,940

Total		$(1,653,410)	$(246,761)

	Average number of Contracts or Notional Amounts(1)
Risk	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options
Core Fixed Income Fund	86	$30,327,180	$629,058,750	$3,895,833	$436,670

(1)

Amounts disclosed represent average number of contracts for futures contracts, purchased options and written options, notional amounts for forward contracts and swap contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that each Fund held such derivatives during the fiscal year ended December 31, 2022.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2022, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Core Fixed Income Fund	0.40%	0.36%	0.34%	0.33%	0.32%	0.40%	0.39%

^

Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invest. For the fiscal year ended December 31, 2022, GSAM waived $10,277 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund is 0.004%. These Other Expense limitations will remain in place through at least April 29, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Total Expense Reductions
Core Fixed Income Fund	$10,277	$284,119	$294,396

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Notes to Financial Statements (continued)

December 31, 2022

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.  Line of Credit Facility — As of December 31, 2022, the Fund participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended December 31, 2022, the Fund did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

F.  Other Transactions with Affiliates — The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2022:

Fund	Beginning Value as of December 31, 2021	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2022	Shares as of December 31, 2022	Dividend Income
Core Fixed Income Fund	$7,004,192	$82,419,936	$(83,707,142)	$5,716,986	5,716,986	$100,263

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2022, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Core Fixed Income Fund	$678,257,455	$144,514,973	$662,006,877	$114,482,609

7.    TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2022 was as follows:

Core Fixed Income Fund
Distributions paid from:
Ordinary income	$1,537,635
Total taxable distributions	$1,537,635

The tax character of distributions paid during the fiscal year ended December 31, 2021 was as follows:

Core Fixed Income Fund
Distributions paid from:
Ordinary income	$1,127,464
Total taxable distributions	$1,127,464

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

7.    TAX INFORMATION (continued)

As of the Fund’s most recent fiscal year end, December 31, 2022, the Fund’s capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

Core Fixed Income Fund
Undistributed ordinary income — net	$116,753
Total undistributed earnings	$116,753
Capital loss carryforwards:
Perpetual Short-term	$(3,676,602)
Perpetual Long-term	(2,032,083)
Total Capital loss carryforwards	$(5,708,685)
Timing differences (Post October loss deferral, and straddle loss deferrals)	$(92,755)
Unrealized gains — net	(10,503,346)
Total accumulated earnings (losses) net	$(16,188,033)

As of December 31, 2022, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Core Fixed Income Fund
Tax cost	$150,459,746
Gross unrealized gain	739,823
Gross unrealized loss	(11,243,169)
Net unrealized gain (loss)	$(10,503,346)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and foreign currency contracts, and differences in the tax treatment of market discount accretion and premium amortization and swap transactions.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Fund will not be able to exit the derivative when it is advantageous to do

37

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Notes to Financial Statements (continued)

December 31, 2022

8.    OTHER RISKS (continued)

so, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. Such market rates are generally the Secured Overnight Financing Rate, London Interbank Offered Rate (“LIBOR”), the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June, 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. The Fund may face a heightened level of interest rate risk in connection with the type and extent of certain monetary policy changes made by the Federal Reserve, such as target interest rate changes. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

8.    OTHER RISKS (continued)

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Fixed Income Fund
	For the Fiscal Year Ended December 31, 2022		For the Fiscal Year Ended December 31, 2021
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,549,382	$15,081,809	1,500,925	$16,820,030
Reinvestment of distributions	51,565	498,802	33,172	368,886
Shares redeemed	(346,895)	(3,639,227)	(919,193)	(10,321,960)
	1,254,052	11,941,384	614,904	6,866,956
Service Shares
Shares sold	1,821,761	18,196,134	2,646,702	29,693,268
Reinvestment of distributions	107,310	1,038,833	68,220	758,578
Shares redeemed	(669,929)	(6,616,109)	(300,466)	(3,366,145)
	1,259,142	12,618,858	2,414,456	27,085,701

NET INCREASE	2,513,194	$24,560,242	3,029,360	$33,952,657

39

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs Core Fixed Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Core Fixed Income Fund (one of the funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Fund Expenses — Six Month Period Ended December 31, 2022 (Unaudited)

As a shareholder of Institutional Shares and Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 through December 31, 2022, which represents a period of 184 days of a 365 day year

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/22	Ending Account Value 12/31/22		Expenses Paid for the 6 Months Ended 12/31/22*
Institutional Shares

Actual	$1,000.00	$968.69		$2.03
Hypothetical 5% return	1,000.00	1,023.14	+	2.09
Service Shares

Actual	1,000.00	968.03		3.27
Hypothetical 5% return	1,000.00	1,021.88	+	3.36

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year (or, since inception, if shorter); and then dividing that result by the number of days in the period. The annualized net expense ratios for the period were 0.41% and 0.66% for Institutional Shares and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

41

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer[5] Age: 73	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	103	None
Dwight L. Bush Age: 65	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.

				103	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)
Kathryn A. Cassidy Age: 68	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	103	Vertical Aerospace Ltd. (an aerospace and technology company)
John G. Chou Age: 66	Trustee	Since 2022	Mr. Chou is Executive Vice President and Special Advisor to the Chairman and CEO of AmerisourceBergen Corporation (a pharmaceutical and healthcare company) (2021-Present); and formerly held various executive management positions with AmerisourceBergen Corporation, including Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	103	None
Diana M. Daniels[5] Age: 73	Trustee	Since 2007

Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Director of 1735 NY Investments, LLC (oversees an investment fund that supports the mission of the American Institute of Architects) (2022-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007).

Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.

				103	None

42

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Joaquin Delgado Age: 62	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.

				103	Stepan Company (a specialty chemical manufacturer)
Eileen H. Dowling Age: 60	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	103	None
Gregory G. Weaver Age: 71	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	103	Verizon Communications Inc.
Paul C. Wirth Age: 65	Trustee	Since 2022	Mr. Wirth is retired. Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	103	None

43

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 60	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2022.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2022, Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 45 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

[5]	Ms. Daniels and Ms. Palmer retired as Independent Trustees effective January 1, 2023.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

44

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 60	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President-Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010 - October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016 - Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2022.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2022, the Core Fixed Income Fund designated 100% of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

45

TRUSTEES	OFFICERS
Gregory G. Weaver, Chair	James A. McNamara, President
Dwight L. Bush	Joseph F. DiMaria, Principal Financial Officer,
Kathryn A. Cassidy	Principal Accounting Officer and Treasurer
John G. Chou	Caroline L. Kraus, Secretary
Joaquin Delgado
Eileen H. Dowling
James A. McNamara
Paul C. Wirth

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York,

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transactions or matters addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Funds are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Funds.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Funds and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

© 2023 Goldman Sachs. All rights reserved.

VITFIAR-23/268097-OTU-1554763

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Equity Index Fund

Goldman Sachs International Equity Insights Fund

Goldman Sachs Large Cap Value Fund

Goldman Sachs Mid Cap Growth Fund*

Goldman Sachs Mid Cap Value Fund

Goldman Sachs Small Cap Equity Insights Fund

Goldman Sachs Strategic Growth Fund

Goldman Sachs U.S. Equity Insights Fund

* Effective after the close of business on April 29, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund.

Annual Report

December 31, 2022

Goldman Sachs Variable Insurance Trust

∎	GOLDMAN SACHS EQUITY INDEX FUND

∎	GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

∎	GOLDMAN SACHS LARGE CAP VALUE FUND

∎	GOLDMAN SACHS MID CAP GROWTH FUND

∎	GOLDMAN SACHS MID CAP VALUE FUND

∎	GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

∎	GOLDMAN SACHS STRATEGIC GROWTH FUND

∎	GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Variable Insurance Trust Funds

Market Review

U.S. Equities

Representing the U.S. equity market, the S&P 500® Index (“S&P 500 Index”) returned –18.11% during the 12 months ended December 31, 2022 (the “Reporting Period”). The U.S. equity market fell in each of the first three quarters of 2022 before breaking the streak of losses with a gain in the fourth quarter. Still, it was the worst calendar year for the S&P 500 Index since 2008, when it returned –37.00%, and it was the seventh-worst performance for an annual period since the S&P 500 Index’s inception. The market decline was driven by aggressive Federal Reserve (“Fed”) interest rate hikes to combat inflation, persistent recession worries, supply-chain disruptions, geopolitical tensions and elevated concerns around China’s zero-COVID policy.

In the first quarter of 2022, the S&P 500 Index declined, marking its first quarterly decline since the first quarter of 2020. Among the major economic and geopolitical developments were the dramatic repricing of the Fed’s interest rate hike path and accelerated expectations for a more aggressive balance sheet runoff phase due to concerns about elevated and persistent inflation pressures. The hawkish Fed policy shift drove a large increase in bond yields, and U.S. Treasuries suffered one of their worst quarters on record. (Hawkish suggests higher interest rates; opposite of dovish.) COVID-19, and more specifically, the Omicron variant, was still an overhang, with resurgent cases bringing back supply-chain issues and worker shortages. Tensions arising from geopolitical conflict, most dominantly Russia’s late-February invasion of Ukraine, also brought about concern, as commodity prices became volatile and the global supply chain came into question. Amid this backdrop, dampened corporate earnings momentum played into the bearish narrative for the U.S. equities markets. (Bearish refers to an expected downward movement in the prices of securities.) Growth equities meaningfully lagged value equities as a potential by-product of anticipated higher interest rates in the near term.

The S&P 500 Index fell more dramatically in the second quarter of 2022, as inflation, the Fed’s policy response and recession worries were at the core of investors’ narratives, resulting in a broad risk-off, or heightened risk aversion, atmosphere. Geopolitical overhang also remained a concern, as it affected energy prices, leading to low consumer sentiment and potentially changing consumer spending trends. On the other hand, equity inflows, buyback strength, insider buying, resilient consumer spending and some hints of cooling in the labor market were seen by the consensus as tailwinds. In late May/early June 2022, it remained unclear whether a rebound seen in the U.S. equity markets from the May 20, 2022 year-to-date low represented the start of a recovery or a bear market rally. This question was quickly answered later in the month after the release of a higher than consensus expected May Consumer Price Index report, which sent the S&P 500 Index to a new year-to-date low. Moreover, following a 25 basis point hike in March 2022 and a 50 basis point increase in May 2022, the Fed agreed to a 75 basis point interest rate hike during its June 2022 meeting, wherein Fed Chair Powell asserted the Fed’s unconditional commitment to price stability with a policy response evolving based on incoming data. (A basis point is 1/100th of a percentage point.) At the end of the quarter, investors were looking ahead to the second quarter corporate earnings reporting season with some caution, as input price pressures and consumption trends factored into analyst arguments for downward revisions to earnings estimates.

The S&P 500 Index declined again in the third quarter of 2022, marking its longest losing streak since 2008. Through the third calendar quarter, the S&P 500 Index had its third-worst performance since the 1950s. The noticeable tightening of financial conditions, guided by expectations for a more aggressive global interest rate hike cycle, was the major story for the quarter. The Fed increased its “raise and hold” messaging, and its hawkish policy received support on the back of higher than consensus expected August core inflation data and a still-tight labor market that showed only moderate proof of cooling. Geopolitical tensions remained heightened due to the possible weaponization of energy flows, which, in turn, caused energy prices to stay relatively high. From an equities perspective, there appeared to be a great deal of concern that corporate earnings could be next in line to suffer given the combination of profit margin pressures, demand destruction, higher labor costs, slower economic activity and a stronger U.S. dollar eroding overseas sales.

In the fourth quarter of 2022, the S&P 500 Index solidly increased, attributable primarily to gains in October and November. Investors continued to witness a variety of contradictory macroeconomic developments, highlighted by a noticeably hawkish Fed, consumer resilience, and economic data supporting the themes of slowing economic growth. There was a dovish tilt surrounding consensus expectations for a reduction in the pace of monetary policy tightening, which was realized when the Fed announced a 50 basis point interest rate hike in December, following four successive 75 basis point increases. Positive inflation developments

1

MARKET REVIEW

further supported aspirations for a peak in the Fed tightening cycle, with October and November inflation data coming in lower than anticipated by most. Despite the smaller interest rate hike, the Fed maintained its hawkish tone with its relentless higher-for-longer messaging that continued to be a headwind for the U.S. equities market. Although the third quarter 2022 corporate earnings season provided disappointing results, companies emphasized a strong demand environment even against a backdrop of heightened macroeconomic uncertainty. Companies also focused on cost-cutting measures, as headlines of layoffs remained in the spotlight, especially within the technology sector. On the geopolitical front, the most constructive takeaways came from China’s zero-COVID pivot and pro-growth focus as well as Europe’s warmer than anticipated weather that helped settle concerns about an energy crisis there.

For the Reporting Period overall, only two of the 11 sectors in the S&P 500 Index posted positive absolute returns. Energy was by far the best performing sector in the S&P 500 Index, as measured by total return, followed at some distance by utilities. The weakest performing sectors in the S&P 500 Index during the Reporting Period were information technology, consumer discretionary and communication services.

Within the U.S. equity market, all capitalization segments posted double-digit negative returns, with small-cap stocks, as measured by the Russell 2000® Index, the weakest, followed by large-cap stocks, as measured by the Russell 1000® Index, and then mid-cap stocks, as measured by the Russell Midcap® Index. From a style perspective, value-oriented stocks materially outperformed growth-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

International Equities

International equities struggled but outperformed the U.S. equity market, during the Reporting Period. The MSCI Europe, Australasia, Far East (EAFE) Index (Net, USD, Unhedged) (the “MSCI EAFE Index”) posted a return of –14.45%.*

During the first quarter of 2022, international equities fell, facing pressures from global concerns around rising inflation, planned interest rate hikes by the U.S. Federal Reserve (the “Fed”), rising bond yields, valuation concerns, and Russia’s invasion of Ukraine. Major countries around the world took a public stance condemning Russia’s action and imposed various economic sanctions, including removal of Russian financial institutions from bank connectivity network SWIFT, banning transactions with the Russian central bank and halting trading of Russian securities. Such sanctions boosted the price of crude oil in the global markets. Driven by increased market volatility, the U.S. Fed signaled a slower than anticipated pace of monetary policy tightening while retaining a cautionary focus on rising inflation. Hopes around the success of diplomatic talks and peaceful negotiations between Russia and Ukraine led to some market recovery toward the end of the quarter. Still, beyond the broader concerns around the geopolitical crisis, the impact on commodity prices reinforced concerns around supply-side inflation and led markets to worry about a potential stagflation scenario — particularly in Europe. (Stagflation is characterized by slow economic growth and high inflation.) However, the corporate earnings season retained its overall strength. Other macroeconomic uncertainties included those around regulation in China, the status of Chinese shares listed in the U.S., and slowing economic growth in China, all exacerbated by the imposition of lockdowns and manufacturing halts due to a rise in COVID-19 cases, leading, in turn, to further supply-chain issues. European equities declined in line with other global market equities due to the ongoing geopolitical crisis and the region’s dependence on Russian oil and gas. Japanese equities similarly fell on concerns around rising interest rates and the spread of Omicron but outperformed other developed markets due to limited economic exposure to Russia and Ukraine.

International equities declined more significantly in the second quarter of 2022, with all major regions — Europe, Japan and Asia Pacific ex-Japan — performing roughly in line with each other. Inflationary pressures and concerns persisted throughout the quarter, and odds of a U.S. recession continued to grow. Supply-chain issues worsened as China initially instituted lockdowns following a surge in COVID-19 cases. However, as the quarter progressed, China began easing its restrictions, therefore mitigating the disruption. In Europe, the geopolitical crisis persisted with the ongoing war in Ukraine and potential gas shortages due to reduced supply from Russia. This was particularly concerning for countries with a high energy dependence, such as Italy, France, Spain and Germany. Japanese equities fell as the yen significantly weakened against the U.S. dollar.

During the third quarter of 2022, international equities continued to decline. As in the prior quarter, all major regions performed similarly, as markets continued to be volatile and under pressure from macroeconomic headwinds, including inflationary pressures

*	All index returns are expressed in U.S. dollar terms.

2

MARKET REVIEW

and interest rate hikes as the chances of a recession grew. European economies remained depressed by accelerating inflation, rising interest rates and strained supply chains. Europe also continued to battle with the energy crisis and subsequent mobile network blackouts during the quarter. The European Central Bank (“ECB”) raised interest rates in July and September, heightening concerns around slowing economic growth and leading to the depreciation of the euro against the U.S. dollar. The Bank of Japan revised its economic growth projections lower due to weakened global economies but left its monetary policy unchanged. The sharply widening differential between Japanese and U.S. interest rates during the quarter was a significant factor in the consistent weakening of the yen. Beyond the broader concerns of inflation, China’s zero-COVID policy continued to slow its economy and strain global supply chains.

International equities then rallied across the major regions in the fourth quarter of 2022 overall. Markets remained volatile and under pressure from macroeconomic headwinds, including inflationary pressures and interest rate hikes. However, investors began to focus on improving inflationary indicators across the globe, and increased confidence the Fed could pull off a soft economic landing allowed both U.S. and international equities to rally. (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.) In Europe, equities also benefited from resilient third quarter 2022 corporate earnings reports as well as from optimism that the pace of interest rate increases could soon slow. In Japan, the yen continued to weaken against the U.S. dollar, especially in the first half of October, and Bank of Japan Governor Kuroda remained downbeat on the sustainability of inflation numbers into 2023, citing the negative output gap in particular, and kept its interest rates low. Asia ex-Japan equities were flat in October, pressured by sharp sell-offs in China and Hong Kong following confirmation that Chinese Premier Xi Jinping would remain as leader for a historic third five-year term. But increasing indications that China was prepared to stray from some of its more restrictive COVID-19 procedures resulted in stronger Asia ex-Japan equities in November, even as fears of an economic slowdown within China persisted. In December, inflationary indicators continued to show signs of improvement but remained well above central bank targets, causing the U.S. Fed and the ECB to maintain their hawkish strategy. In Europe, economic activity showed signs of a rebound following the inflation peak in October. Thus, although Europe remained in a recession, optimism that the recession would not be as deep as initially feared grew during the last weeks of the calendar year. Also in December, China began to relax its zero-COVID policies in an ongoing effort to boost its economy through increased domestic spending and international travel. Investors responded positively to this news despite the near-term surge in COVID-19 cases in China caused by the re-opening.

For the Reporting Period overall, only one of the 11 sectors of the MSCI EAFE Index gained, namely energy. Financials, materials and health care posted negative absolute returns but also outperformed the MSCI EAFE Index during the Reporting Period. Information technology was the weakest performer on the basis of total return during the Reporting Period, followed by consumer discretionary, real estate and industrials.

From a country perspective, Portugal was the only individual country constituent of the MSCI EAFE Index to post a positive, albeit modest, return during the Reporting Period. Hong Kong, Denmark, the U.K. and Australia posted negative absolute returns but also significantly outperformed the MSCI EAFE Index during the Reporting Period. Sweden, the Netherlands, Israel, Austria and Ireland most significantly lagged the MSCI EAFE Index on a relative basis during the Reporting Period.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

Portfolio Management Discussion and Analysis

Below, SSgA Funds Management, Inc. (“SSgA”), the Fund’s Subadvisor, discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Equity Index Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2022 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated an average annual total return of -18.55%. This compares to the -18.11% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”), during the same time period.

During the Reporting Period, which sectors and industries in the S&P 500® Index were the weakest contributors to the Fund’s performance?

Nine of the 11 sectors in the S&P 500® Index produced negative absolute returns during the Reporting Period. In terms of total return, the weakest performing sectors in the S&P 500® Index and in the Fund were communication services, consumer discretionary and information technology. The largest sector by weighting in the S&P 500® Index at the end of the Reporting Period was information technology at a weighting of 25.74%. The industries with the weakest performance in terms of total return were interactive media and services; automobiles; Internet and direct market retail; entertainment; and leisure products.

On the basis of impact (which takes both total returns and weightings into account), the sectors that made the weakest contributions to the S&P 500® Index and to the Fund during the Reporting Period were information technology, consumer discretionary and communication services. The industries with the weakest performance on the basis of impact were interactive media and services; software; semiconductors and semiconductor equipment; technology hardware storage and peripherals; and automobiles.

Which sectors and which industries in the S&P 500® Index were the strongest contributors to the Fund’s performance?

In terms of total return, the sectors that made the strongest positive contributions to the S&P 500® Index and to the Fund were energy and, to a lesser extent, utilities. The industries with the strongest performance in terms of total return were oil, gas and consumable fuels; energy equipment and services; construction and engineering; independent power and renewable electricity producers; and wireless telecommunication services.

On the basis of impact, the strongest performing sectors were energy and, to a lesser extent, health care. The strongest performing industries on the basis of impact were oil, gas and consumable fuels; pharmaceuticals; biotechnology; health care providers and services; and aerospace and defense.

Which individual stocks were the top detractors, and which were the greatest positive contributors?

On the basis of impact, the stocks that made the weakest contributions to the Fund were Apple, Amazon.com, Tesla, Microsoft and Meta Platforms. The strongest positive contributors during the Reporting Period were ExxonMobil, Chevron, Merck, Eli Lilly & Co. and AbbVie.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Fund did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, equity index futures were used to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of equity index futures. We also used these equity index futures to provide liquidity for daily cash flow requirements. Equity index futures had a neutral impact on the Fund’s performance during the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

Effective June 16, 2022, Melissa Kapitulik no longer served as a portfolio manager for the Fund. As of that same date, John Law became a portfolio manager for the Fund, joining Michael Feehily and Michael Finocchi. By design, all investment decisions for the Fund are performed within a co-lead or team structure.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

What changes were made to the makeup of the S&P 500® Index during the Reporting Period?

Twenty-two stocks were removed from the S&P 500® Index during the Reporting Period. Among them were Abiomed, Citrix Systems, Duke Realty, The Gap, Twitter, Under Armour and Xilinx. There were 20 stocks added to the S&P 500® Index during the Reporting Period, including Constellation Energy, EQT, First Solar, Keurig Dr. Pepper, ON Semiconductor, PG&E and Warner Brothers Discovery.

The source of the data included in the above Portfolio Management Discussion and Analysis with respect to the Goldman Sachs Equity Index Fund is FactSet as of 12/31/2022.

Characteristics presented are calculated using the month end market value of holdings, except for beta and standard deviation, if shown, which use month end return values. Averages reflect the market weight of securities in the portfolio. Market data, prices, and dividend estimates for characteristics calculations provided by FactSet Research Systems, Inc. All other portfolio data provided by SSgA. Characteristics are as of the date indicated, are subject to change, and should not be relied upon as current thereafter.

Past performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

SSgA may have or may seek investment management or other business relationships with companies discussed in this material or affiliates of those companies, such as their officers, directors and pension plans.

The views expressed in this material are the views of SSgA’s Global Equity Beta Solutions Team through the period ended December 31, 2022 and are subject to change based on market and other conditions. All information has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Liquidation of the Goldman Sachs Equity Index Fund

At a meeting held on December 13-14, 2022, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees (the “Board”) of the Goldman Sachs Trust (the “Trust”) approved a proposal to liquidate the Fund. After careful consideration of a number of factors, the Board concluded that it is advisable and in the best interest of the Fund and its shareholders to liquidate the Fund. The Fund will be liquidated on or about April 21, 2023 (the “Liquidation Date”), pursuant to a Plan of Liquidation approved by the Board. The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

5

FUND BASICS

Equity Index Fund

as of December 31, 2022

TOP TEN HOLDINGS AS OF 12/31/221

Holding	% of Net Assets	Line of Business
Apple, Inc.	6.0%	Technology Hardware & Equipment
Microsoft Corp.	5.6	Software & Services
Amazon.com, Inc.	2.3	Retailing
Berkshire Hathaway, Inc., Class B	1.7	Diversified Financials
Alphabet, Inc., Class A	1.6	Media & Entertainment
UnitedHealth Group, Inc.	1.5	Health Care Equipment & Services
Alphabet, Inc., Class C	1.5	Media & Entertainment
Johnson & Johnson	1.4	Pharmaceuticals, Biotechnology & Life Sciences
Exxon Mobil Corp.	1.4	Energy
JPMorgan Chase & Co.	1.2	Banks

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

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FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS2

As of December 31, 2022

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Performance Summary

December 31, 2022

The following graph shows the value, as of December 31, 2022, of a $10,000 investment made in the Service Shares of Fund on January 1, 2013 at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500® Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and, in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Equity Index Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2013 through December 31, 2022.

Average Annual Total Return through December 31, 2022	One Year	Five Years	Ten Years
Equity Index Fund	-18.55%	8.91%	12.05%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discuss the Goldman Sachs Variable Insurance Trust — Goldman Sachs International Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2022 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of -13.55% and -13.72%, respectively. These returns compare to the -14.45% average annual total return of the Fund’s benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index (net, USD, unhedged) (the “MSCI EAFE Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation.

During the Reporting Period, the Fund outperformed the MSCI EAFE Index on a relative basis, with two of our quantitative model’s four investment themes contributing positively to results. Stock selection overall, driven by these investment themes, boosted relative performance.

Which investment themes helped and which hurt within the Team’s stock selection strategy?

In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

As mentioned, during the Reporting Period, two of our investment themes contributed positively to the Fund’s relative returns. Fundamental Mispricings added most, followed by Sentiment Analysis. Market Themes & Trends had a rather neutral effect on relative results during the Reporting Period, and High Quality Business Models detracted. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

How did the Fund’s sector and industry allocations affect relative performance during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making sector or industry bets. Consequently, the Fund is similar to its benchmark, the MSCI EAFE Index, in terms of its sector and industry allocations and style. Relative performance is primarily driven by stock selection, not by sector or industry allocations.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the MSCI EAFE Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. At the same time, we strive to maintain a risk profile similar to the MSCI EAFE Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the benchmark index.

During the Reporting Period, stock selection overall helped the Fund’s performance, with investments in the industrials, materials and consumer staples sectors contributing most positively to results relative to the MSCI EAFE Index. Holdings in health care and consumer discretionary detracted — the only two sectors to detract from relative results during the Reporting Period.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from an underweight position in Japan-based electronics products manufacturer and distributor Sony Group and from overweight positions in U.K.-based bulk-liquid global transportation and logistics provider Stolt-Nielsen and Norway-based energy company Aker BP. The underweight in Sony Group was fueled mainly by our Market Themes & Trends and Fundamental Mispricings investment themes. The overweight in Stolt-Nielsen was similarly based primarily on our Market Themes & Trends and Fundamental Mispricings investment themes. The overweight in Aker BP was driven by our High Quality Business Models, Market Themes & Trends and Fundamental Mispricings investment themes.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to the MSCI EAFE Index were underweight positions in British-Swedish pharmaceutical company AstraZeneca and French energy company TotalEnergies and an overweight position in Swiss laboratory instruments provider Tecan Group. The underweight in AstraZeneca was implemented because of negative scores across all four investment themes, but primarily High Quality Business Models. The underweight in TotalEnergies was based primarily on our Sentiment Analysis investment theme. The overweight in Tecan Group was driven primarily by our High Quality Business Models and Sentiment Analysis investment themes.

Which countries helped or hurt the Fund’s relative performance during the Reporting Period?

Compared to the MSCI EAFE Index, the Fund was helped most by its positioning in Japan, Norway and Sweden. Positioning in France, Switzerland and Australia detracted most from the Fund’s relative results during the Reporting Period.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of stock futures. We also used foreign currency exchange contracts to avoid unintended local currency exposure when buying and selling stocks. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. During the first half of the Reporting Period, we enhanced a signal within our Market Themes & Trends investment theme. We believe that patterns exist in the market, and thus the past can provide an indication of market cycles and their effect on future market states. We enhanced this signal to give it more predictive power in terms of identifying and assessing similarities in returns between current and previous market environments for both individual stocks and countries for our strategies that have country tilts. Additionally, within our Sentiment Analysis investment theme, we introduced two new signals in the Japan region. The first signal looks at aggregated significant short positions across market participants. We believe that significant short positions established right ahead of earnings announcements are more reflective of investors’ views of the stock, assuming that investors have access to private information. The second signal analyzes credit card data to arrive at sales figures for companies, thereby helping us track corporate revenue patterns.

We introduced several new signals into our models in the second half of 2022. For example, we introduced a new signal within our Sentiment Analysis investment theme across all regions except Japan. The signal aims to improve our sentiment identification in earnings call reports by utilizing many of the latest developments in machine learning and natural language processing. We introduced a signal in our High Quality Business Models investment theme in all regions except the U.S. The signal aims to apply U.S. consumer spending data to non-U.S. companies to help predict their future returns. Finally, we introduced two new signals within our Market Themes & Trends investment theme across all regions. The first signal leverages advanced machine learning algorithms to capture nuanced behavior of our existing suite of more than a hundred alpha factors. The second signal aims to apply natural language processing techniques to account for fine-grained linguistic meaning of documents when quantifying company linkages for text-based cross-stock momentum factors.

What changes did you make to the Fund’s country weightings during the Reporting Period?

During the Reporting Period, we increased the Fund’s positions relative to the MSCI EAFE Index in Sweden, Australia, Italy and Switzerland. We decreased the Fund’s positions relative to the MSCI EAFE Index in Japan, Hong Kong and Germany.

What were the Fund’s sector and country weightings at the end of the Reporting Period?

As of December 31, 2022, the Fund was overweight the industrials, health care and consumer discretionary sectors relative to the MSCI EAFE Index. The Fund was underweight communication services, materials, consumer staples and energy and was rather neutral to the MSCI EAFE Index in information technology, utilities, financials and real estate on the same date.

10

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

In terms of countries, the Fund was overweight relative to the MSCI EAFE Index in Sweden, Australia, France, Norway and Denmark at the end of the Reporting Period. Compared to the MSCI EAFE Index, the Fund was underweight in Switzerland, Germany, the U.K. and Hong Kong and was relatively neutral compared to the MSCI EAFE Index in the remaining constituents of the MSCI EAFE Index at the end of the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

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FUND BASICS

International Equity Insights Fund

as of December 31, 2022

TOP TEN HOLDINGS AS OF 12/31/221

Holding	% of Net Assets	Line of Business	Country
Roche Holding AG	2.1%	Pharmaceuticals, Biotechnology & Life Sciences	United States
ASML Holding NV	2.1	Semiconductors & Semiconductor Equipment	Netherlands
Novo Nordisk A/S, Class B	2.1	Pharmaceuticals, Biotechnology & Life Sciences	Denmark
LVMH Moet Hennessy Louis Vuitton SE	2.0	Consumer Durables & Apparel	France
BHP Group Ltd. ADR	1.7	Materials	Australia
Commonwealth Bank of Australia	1.5	Banks	Australia
Shell PLC	1.4	Energy	Netherlands
Sanofi	1.4	Pharmaceuticals, Biotechnology & Life Sciences	France
Diageo PLC	1.4	Food, Beverage & Tobacco	United Kingdom
Novartis AG	1.3	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS2

As of December 31, 2022

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Performance Summary

December 31, 2022

The following graph shows the value, as of December 31, 2022, of a $10,000 investment made on January 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Standard Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and, in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2013 through December 31, 2022.

Average Annual Total Return through December 31, 2022	One Year	Five Years	Ten Years
Institutional	-13.55%	0.54%	3.91%
Service	-13.72%	0.28%	3.64%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2022 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of -6.37% and -6.57%, respectively. These returns compare to the -7.54% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund posted negative absolute returns but outperformed the Russell Index on a relative basis during the Reporting Period due to a combination of stock selection and sector allocation decisions overall.

Which equity market sectors most significantly affected Fund performance?

Stock selection in the financials, health care and consumer discretionary sectors contributed most positively to the Fund’s relative results during the Reporting Period. Only partially offsetting these positive contributors was stock selection in the materials, industrials and communication services sectors, which detracted from the Fund’s relative results during the Reporting Period.

What were some of the Fund’s best-performing individual stocks?

Relative to the Russell Index, the Fund benefited most from positions in Devon Energy, ConocoPhillips and Hess — each an oil and natural gas exploration and production company within the energy sector.

Devon Energy’s fourth quarter 2021 earnings, reported early in the Reporting Period, featured strong results, with earnings and dividends higher than consensus expectations. Further, Devon Energy maintained its focus during the Reporting Period on 2022 production and its industry-leading variable dividend policy. Each of Devon Energy’s earnings reports during the Reporting Period featured results above consensus expectations, largely due to strong production and execution metrics as well as rising energy price dynamics. Our investment thesis continued to revolve around a better than consensus expected variable dividend, increased buybacks and what we considered to be a good line of sight to significant capital returns. We ultimately decided to sell the Fund’s position in Devon Energy in November 2022 due to the underperformance of the company’s newly-acquired assets as well as on our concerns around its valuation being potentially too high.

Shares of ConocoPhillips appreciated in the first quarter of 2022, as it announced fourth quarter 2021 earnings higher than consensus expectations and increased its cash return guidance for 2022. The company also benefited from the broader rally in energy stocks during the Reporting Period, as crude oil prices rose in the wake of geopolitical tensions. In the second calendar quarter, ConocoPhillips increased its 2022 cash return guidance from $2 billion to $10 billion. A significant expansion of its global liquid natural gas (“LNG”) business through investment in new facilities was also viewed favorably by investors. In the later months of 2022, the trends of increased capital return continued along with satisfactory earnings reports. At the end of the Reporting Period, we remained optimistic on ConocoPhillips, as the company continued, in our view, to have a high level of execution with disciplined investments, consistent return of cash to shareholders and a high quality portfolio that we believe may deliver free cash flow growth.

Early in the Reporting Period, Hess reported a strong fourth quarter 2021 earnings release, with earnings surpassing consensus expectation and capital expenditures well below its previous guidance. Hess also announced several new discoveries in Guyana at the beginning of 2022 and benefited from the operating environment there. Its production was further expanded later in 2022 in what we saw as an efficient manner thanks to further reserve discoveries in Guyana, though its North Dakota operations offset some of that progress. At the end of the Reporting Period, we remained optimistic on Hess’ prospects given a fairly significant inflection in its cash flow profile that may lead to dividend increases and further shareholder returns.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Among those companies detracting most from the Fund’s results relative to the Russell Index were positions in Exxon Mobil, Salesforce and Ball.

We initiated a Fund position in integrated energy company Exxon Mobil in July 2022. However, Exxon Mobil proved a detractor from relative results because the Fund held an underweight position in its positively performing stock. Its shares benefited during the Reporting Period from the increase in crude oil pricing and from supply/demand dynamics. In February 2022, it had been announced that sweeping restructuring would be taking place across its global operations. Examples of changes included cost cutting and a new headquarters location in Houston. Its earnings releases during the summer of 2022 featured significant beats of consensus estimates on both net income and earnings per share. Further, its results from its LNG segment proved favorable. At the end of the Reporting Period, we continued to see positive trends in the operations of Exxon Mobil, and we will look to see if further capital distributions are put in place.

Salesforce provides cloud-based software solutions for customer relationship management. Despite its management’s moderately optimistic forward guidance during the Reporting Period, as Slack, the proprietary communication platform of Slack Technologies, was being integrated into the business, lofty market expectations kept the bar high. Salesforce’s earnings results later in the calendar year continued to underwhelm, though there was an improvement on margins, which demonstrated, in our view, a commitment by its management to operate more efficiently. At the end of the Reporting Period, we believed its management remained diligent on operating margin expansion, and we believed synergies among the company’s business arms could continue to drive further efficiency.

Shares of metal packaging provider Ball came under pressure early in the Reporting Period, with its first quarter earnings per share falling below consensus expectations. The miss was mostly driven by a significant volume decline in its Latin American business due to flooding in the area. Then, its earnings report release in early August 2022 featured surprisingly weak results due to a sizeable slowdown in its Americas business, as consumers came under cost pressures. Further, Ball announced the sale of its Russian beverage packaging business following heightened geopolitical tensions, which caused the company to lower its shareholder capital return target. There was a rebound in Ball’s stock in November 2022 thanks to stronger than consensus expected results coming from its North America segment. At the end of the Reporting Period, we believed our longer-term investment thesis for the company remained intact, as we continued to see a multi-year growth story for aluminum products, of which Ball should be a primary beneficiary. Also, its management team remained, in our opinion, best in class, and we believed there was a good line of sight for the business to get back on track in terms of sales volume growth.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, in addition to the purchase of Exxon Mobil, mentioned earlier, we established a Fund position in retailing giant Walmart. Our motivation for the purchase revolved around our belief that Walmart’s value proposition may help it perform well and even gain market share in a challenged consumer environment. Diligent inventory management was also an attractive consideration for us.

Conversely, we sold the Fund’s position in Chevron, a global integrated energy, chemical and petroleum company, during the Reporting Period. Chevron has approximately 22% of its production in Kazakhstan, which we viewed as a high regional risk, not appropriate for the Fund’s investment strategy.

We exited the Fund’s position in rail freight transportation company Union Pacific. Concerns arose regarding network fluidity, as the risk for west coast port disruptions increased. After our analysis, we ultimately decided to eliminate the Fund’s position in Union Pacific in favor of a competitor with what we believed to be a more attractive risk/reward opportunity.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure compared to the Russell Index to communication services, consumer discretionary, health care and industrials increased. The Fund’s allocations compared to the Russell Index in consumer staples, energy, financials and real estate decreased.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2022, the Fund had overweighted positions relative to the Russell Index in the information technology, materials and consumer discretionary sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in financials, real estate and communication services and was rather neutrally weighted to the Russell Index in the consumer staples, energy, health care, industrials and utilities sectors.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of 2022, we believed the primary focus of the U.S. equity market in the months ahead would be on whether the U.S. economy will tip into a recession or not. The Fed’s devotion to a higher-for-longer policy fueled concerns it may overtighten monetary policy and prompt a recession. Despite this backdrop of heightened uncertainty, we expected it to become clear by early 2023 if inflation is decelerating and will or will not lead the Fed to eventually cease tightening. While supply-chain disruptions should ease, in our view, as COVID-19-related restrictions and shortages fade out, pressures of digitization, deglobalization and geopolitical destabilization are likely, we feel, to endure for some time. In our opinion, companies will need to continue coping with wage pressures, higher input pricing and potential demand fluctuations if the U.S. consumer becomes less resilient.

Regardless of market direction, we intend to stay true to our quality-first investment approach and seek to invest in businesses with healthy balance sheets, relatively stable cash flows and differentiated business models aligned to secular tailwinds. We continue to test our models and re-evaluate our assumptions with increasing information, remain focused on the long-term investment horizon and believe this fundamental approach can generate added value in the long run. As always, we maintain our focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share.

16

FUND BASICS

Large Cap Value Fund

as of December 31, 2022

TOP TEN HOLDINGS AS OF 12/31/221

Holding	% of Net Assets	Line of Business
Johnson & Johnson	3.5%	Pharmaceuticals, Biotechnology & Life Sciences
Exxon Mobil Corp.	3.2	Energy
JPMorgan Chase & Co.	3.2	Banks
Bank of America Corp.	2.3	Banks
Bristol-Myers Squibb Co.	2.2	Pharmaceuticals, Biotechnology & Life Sciences
Walmart, Inc.	2.1	Food & Staples Retailing
ConocoPhillips	2.1	Energy
Morgan Stanley	2.0	Diversified Financials
CVS Health Corp.	2.0	Health Care Equipment & Services
NextEra Energy, Inc.	1.9	Utilities

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

17

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS2

As of December 31, 2022

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Performance Summary

December 31, 2022

The following graph shows the value, as of December 31, 2022, of a $10,000 investment made on January 1, 2013 in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and, in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Large Cap Value Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2013 through December 31, 2022.

Average Annual Total Return through December 31, 2022	One Year	Five Years	Ten Years
Institutional	-6.37%	6.85%	9.40%
Service	-6.57%	6.61%	9.14%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Effective after the close of business on April 29, 2022, the Board of Trustees of the Goldman Sachs Variable Insurance Trust approved changes to the Goldman Sachs Variable Insurance Trust — Goldman Sachs Growth Opportunities Fund’s name and principal investment strategy. The name changed to the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Growth Fund (the “Fund”). No modification was made to the Fund’s investment objective in connection with this change. Below, the Goldman Sachs Fundamental Equity U.S. Equity Portfolio Management Team discusses the Fund’s performance and positioning for the 12-month period ended December 31, 2022 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of -26.20% and -26.30%, respectively. These returns compare to the -26.72% average annual total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

How did the Fund’s investment process change after the close of business on April 29, 2022?

Before the close of business on April 29, 2022, the Fund invested, under normal circumstances, at least 90% of its total assets measured at the time of purchase in equity investments with a primary focus on mid-cap companies. Effective after the close of business on April 29, 2022, the Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a diversified portfolio of equity investments in mid-cap issuers.

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, the Fund generated double-digit negative absolute returns but modestly outperformed the Russell Index on a relative basis. Sector positioning contributed positively to relative performance, while stock selection detracted.

Which equity market sectors helped and hurt Fund performance?

Our bottom-up approach focuses on security selection, and therefore, we do not make active sector-level investment decisions. The Fund’s sector positioning is a result of our stock selection. That said, on a sector level, stock selection in the health care sector and, to a lesser extent, in the consumer staples sector added to relative performance. Stock selection in the information technology, energy and financials sectors detracted from relative returns during the Reporting Period.

Which individual stocks added to the Fund’s relative performance during the Reporting Period?

During the Reporting Period, the Fund was helped most versus the Russell Index by investments in Insulet, Neurocrine Biosciences and Cummins.

Insulet, which develops, manufactures and markets insulin delivery systems for people with insulin-dependent diabetes, was the Fund’s leading contributor. The company’s stock price soared following the release of a third quarter earnings report in which the company beat consensus estimates and added a record number of new customers, leading its management to raise its full-year revenue forecast. Insulet’s Omnipod 5 insulin pump has been a major success since its launch in August 2022, and the product is expected to remain in high demand for several years. At the end of the Reporting Period, we remained optimistic about Insulet given that Omnipod 5 was scheduled to expand to Europe in mid-2023 and would be made available to a wider range of ages. In addition, we noted the company has a number of exciting products set to release during the next two years.

Neurocrine Biosciences focuses on the development and marketing of pharmaceuticals for the treatment of neurological, endocrine and psychiatric-based diseases and disorders. Neurocrine Biosciences’ stock price appreciated significantly during the Reporting Period, highlighted by strong growth in the company’s tardive dyskinesia treatment, Ingrezza, which was responsible for first, second and third quarter 2022 earnings beats. At the end of the Reporting Period, we believed the commercial expansion supporting Ingrezza would continue to strengthen Neurocrine Biosciences’ outlook in 2023, and we expected investors’ focus to continue shifting toward the assets in the company’s product pipeline.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP GROWTH FUND

Cummins, a maker of diesel and natural gas engines, benefited from both a broad-based spike in demand that impacted the entire machinery industry and stronger global demand overall for generator technologies and oil and gas applications. At the end of the Reporting Period, we believed Cummins was well positioned in the business cycle, given that truck demand remained high, an increase in infrastructure spending was expected during 2023, power demand continued to rise, and we saw potential for a new mining cycle. (A mining cycle refers to the various steps in a mine’s operation, from its inception to the depletion of its resources.) In addition, we were optimistic that Cummins had the ability to expand within the hydrogen power market and improve its share in the engine market given that the company has expertise in both hydrogen technology and emissions regulation-compliant diesel engines.

Which individual stocks detracted from the Fund’s relative performance during the Reporting Period?

The Fund’s investments in Zscaler, AZEK and Snap detracted most from its relative performance during the Reporting Period.

The top Fund detractor was Zscaler, which provides a cloud-based Internet security platform. Despite posting strong financial results in its fiscal 2022 second, third and fourth quarter earnings reports, Zscaler’s stock price plummeted as the combination of Federal Reserve (“Fed”) interest rate hikes, rising inflation, supply-chain shortages and heightened geopolitical tensions hurt cybersecurity companies broadly. At the end of the Reporting Period, we continued to view Zscaler as the provider with the most compelling technology, platform and consolidation opportunity in the cybersecurity industry, and we expected additional large deal momentum in the near term. We also believed the market was underestimating the company’s ability to sustain its growth rate, and we anticipated positive performance from the company in 2023.

AZEK is a manufacturer of premium building products that replace traditional materials and provide value through lower maintenance, refined aesthetics and reduced total cost. AZEK’s stock price declined consistently during the Reporting Period on the back of Fed rate hikes, which led indirectly to higher mortgage interest rates that, in turn, made construction projects more expensive and home buyers more hesitant to purchase. We ultimately decided to sell the Fund’s position in AZEK, as the higher interest rate environment continued to be an overhang on residential demand, in our view.

Snap is a camera and social media company and the parent company of Snapchat. Snap’s stock price depreciated during the first half of the Reporting Period after the company issued guidance contradicting previous revenue and profit targets, as the macroeconomic environment deteriorated more than anticipated. The company’s shares declined further following the release of its third quarter 2022 earnings, which revealed a surprise drop in U.S. customer engagement. At the end of the Reporting Period, we remained confident about Snap because of the company’s strong user growth, and we believed the company’s new projects could be successful in growing overall customer engagement.

Did the Fund make any significant purchases or sales during the Reporting Period?

Among Fund positions established during the Reporting Period was an investment in medical device manufacturing company DexCom. The company’s glucose monitoring systems are generally considered “best in class” amongst comparable products. In addition, our outlook for the company is favorable going into 2023 given the expected launch of a new product called G7, which has the potential, in our view, to double DexCom’s available market.

We also initiated a Fund position in Mettler-Toledo International, an analytical laboratory instrument manufacturing company, during the Reporting Period. The company is experiencing good growth in China and also continues to deliver on earnings per share despite a challenging macroeconomic backdrop and foreign exchange pressures.

Conversely, among notable sales during the Reporting Period was the Fund’s position in data analytics provider Verisk Analytics. A combination of decelerating organic revenue growth and transaction revenue headwinds in the company’s insurance business contributed to our decision to exit the Fund’s position in favor of what we considered to be more attractive risk/reward opportunities.

In addition, during the Reporting Period, we exited the Fund’s position in IDEXX Laboratories, a veterinary, livestock, poultry, dairy and water testing manufacturing company. In our view, the current environment, with softness in veterinary visits and increased pricing risk, was not favorable for the company, and so we decided to sell the Fund’s investment and reallocate capital to what we viewed as more compelling risk/reward opportunities.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

Changes to the Fund’s sector weightings relative to the Russell Index are due to our stock selection. As a result of these decisions during the Reporting Period, the Fund’s overweight positions versus the Russell Index in the health care and materials sectors increased. Its underweights in the information technology and financials sectors also increased, while its underweight in the

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP GROWTH FUND

consumer discretionary sector decreased. Compared to the Russell Index, the Fund shifted from an overweight in consumer staples and an underweight in real estate to rather neutral positions during the Reporting Period.

How did the Fund use derivatives and similar instruments during the Reporting Period?

The Fund did not use derivatives or similar instruments within its investment process during the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

How was the Fund positioned relative to the Russell Index at the end of the Reporting Period?

As mentioned, the Fund’s sector positioning relative to the Russell Index is the result of our stock selection, as we take a pure bottom-up, research-intensive approach to investing. From that perspective, then, at the end of the Reporting Period, the Fund’s portfolio was broadly diversified with overweight positions compared to the Russell Index in the health care, materials and industrials sectors. The Fund had smaller weightings than the Russell Index in the information technology, financials and consumer discretionary sectors. At the end of the Reporting Period, the Fund was relatively neutral compared to the Russell Index in the communication services, consumer staples, energy and real estate sectors. It had no exposure to the utilities sector at the end of the Reporting Period.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, the Fed’s devotion to higher-for-longer interest rates continued to fuel concerns that policymakers might overtighten monetary policy and prompt a recession. Accordingly, we believed the primary focus of most investors in the near term would be on whether or not the U.S. economy tipped into recession. In our view, it should become clear in early 2023 if inflation is decelerating, which may eventually lead the Fed to cease tightening. Meanwhile, we expected supply disruptions to ease as COVID-19-related restrictions and shortages faded, though we believed the pressures of digitization, deglobalization and geopolitical destabilization would endure for some period of time. In our view, companies will have to continue coping with wage pressures, higher input pricing, and potential demand fluctuations if the U.S. consumer becomes less resilient.

Regardless of market direction, we intend to stay true to our quality-first investment approach and seek to invest in businesses with healthy balance sheets, relatively stable cash flows and differentiated business models aligned to secular tailwinds. We continue to test our models and re-evaluate our assumptions with increasing information; remain focused on the long-term investment horizon; and believe this fundamental approach can generate added value in the long run. As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

22

FUND BASICS

Mid Cap Growth Fund

as of December 31, 2022

TOP TEN HOLDINGS AS OF 12/31/221

Holding	% of Net Assets	Line of Business
Rockwell Automation, Inc.	2.9%	Capital Goods
Dexcom, Inc.	2.9	Health Care Equipment & Services
Cadence Design Systems, Inc.	2.7	Software & Services
Insulet Corp.	2.5	Health Care Equipment & Services
Lululemon Athletica, Inc.	2.4	Consumer Durables & Apparel
Keysight Technologies, Inc.	2.4	Technology Hardware & Equipment
Mettler-Toledo International, Inc.	2.3	Pharmaceuticals, Biotechnology & Life Sciences
Burlington Stores, Inc.	2.2	Retailing
AmerisourceBergen Corp.	2.0	Health Care Equipment & Services
Veeva Systems, Inc., Class A	2.0	Health Care Equipment & Services

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

23

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS2

As of December 31, 2022

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP GROWTH FUND

Performance Summary

December 31, 2022

The following graph shows the value, as of December 31, 2022, of a $10,000 investment made on January 1, 2013 in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap® Growth Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and, in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Mid Cap Growth Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2013 through December 31, 2022.

Average Annual Total Return through December 31, 2022	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced April 30, 2013)	-26.20%	8.91%	N/A	9.95%
Service	-26.30%	8.74%	10.54%	—

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2022 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of -9.99% and -10.23%, respectively. These returns compare to the -12.03% average annual total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund posted negative absolute returns but outperformed the Russell Index on a relative basis during the Reporting Period due to a combination of stock selection and sector allocation decisions overall.

Which equity market sectors most significantly affected Fund performance?

Contributing most positively to the Fund’s relative results during the Reporting Period was effective stock selection in the financials, consumer discretionary and health care sectors. Detracting most from the Fund’s relative results during the Reporting Period were the materials, communication services and consumer staples sectors, wherein stock selection proved especially challenging.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from positions in Hess, Devon Energy and Diamondback Energy — each an oil and natural gas exploration and production company within the energy sector.

Early in the Reporting Period, Hess reported a strong fourth quarter 2021 earnings release, with earnings surpassing consensus expectation and capital expenditures well below its previous guidance. Hess also announced several new discoveries in Guyana at the beginning of 2022 and benefited from the operating environment there. Its production was further expanded later in 2022 in what we saw as an efficient manner thanks to further reserve discoveries in Guyana, though its North Dakota operations offset some of that progress. Ultimately, we exited the Fund’s position in Hess to reallocate profits in pursuit of better risk/reward opportunities in the energy sector, as, in our view, the company held up well during the Reporting Period but skewed more growth leaning for a value strategy.

Devon Energy’s fourth quarter 2021 earnings, reported early in the Reporting Period, featured strong results, with earnings and dividends higher than consensus expectations. Further, Devon Energy maintained its focus during the Reporting Period on 2022 production and its industry-leading variable dividend policy. Each of Devon Energy’s earnings reports during the Reporting Period featured results above consensus expectations, largely due to strong production and execution metrics as well as rising energy price dynamics. Our investment thesis continued to revolve around a better than consensus expected variable dividend, increased buybacks and what we considered to be a good line of sight to significant capital returns.

Shares of Diamondback Energy appreciated during the Reporting Period largely due to an increase in commodity prices but was further driven by solid execution, as the company repeatedly surpassed consensus earnings expectations. We exited the Fund’s position in Diamondback Energy, as the company ultimately outgrew the intended market capitalization size for the Fund’s portfolio, and we decided to reallocate the profits to what we viewed as better risk/reward opportunities.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting from the Fund’s results relative to the Russell Index were positions in Ball, MKS Instruments and Expedia Group.

Shares of metal packaging provider Ball came under pressure early in the Reporting Period, with its first quarter earnings per share falling below consensus expectations. The miss was mostly driven by a significant volume decline in its Latin American business due to flooding in the area. Then, its earnings report release in early August 2022 featured surprisingly weak results due to a

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

sizeable slowdown in its Americas business, as consumers came under cost pressures. Further, Ball announced the sale of its Russian beverage packaging business following heightened geopolitical tensions, which caused the company to lower its shareholder capital return target. There was a rebound in Ball’s stock in November 2022 thanks to stronger than consensus expected results coming from its North America segment. At the end of the Reporting Period, we believed our longer-term investment thesis for the company remained intact, as we continued to see a multi-year growth story for aluminum products, of which Ball should be a primary beneficiary. Also, its management team remained, in our opinion, best in class, and we believed there was a good line of sight for the business to get back on track in terms of sales volume growth.

MKS Instruments is a provider of instruments and subsystems for manufacturing processes. Its stock traded lower, as the semiconductor industry as a whole showed weakness during the Reporting Period. Still, at the end of the Reporting Period, we continued to view MKS Instruments as a leader in the semiconductor manufacturing process instruments industry and believed its stock depreciation was largely due to multiple, or price/earnings ratio, compression rather than a breakdown of fundamentals. Indeed, the company continued to beat consensus earnings estimates during the Reporting Period. We believed it may well be able to take advantage of secular growth and the overarching theme of onshoring in the months ahead. Thus, we added to the Fund’s position in its stock.

Expedia Group engages in online travel services. The company’s stock price depreciated as investors became what we saw as overly concerned about weaker than consensus expected hotel occupancy rates reflecting reduced market share for the company. Furthermore, Expedia Group leaned into advertising spending even as demand picked up, which gave some investors pause about whether or not the company would continue to expand its margins. Also, concerns about travel demand slowing in the second half of 2022 increased. At the end of the Reporting Period, we believed Expedia Group remained a long-term top competitor, as the company benefits, in our view, from its increase in speed of innovation for travelers and its efficiency as a company. We were also optimistic, as Expedia Group was focused on building long-term value customers and building out new tools for customers.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

We initiated a Fund position in Steel Dynamics, which is engaged in the manufacture of steel products and metal recycling. Relative to other commodities within the materials sector, we believe the odds of a longer than consensus expected steel cycle have been moving upward. We view the company as being in an advantaged position relative to global prices and able to price its products effectively given import/export dynamics.

We established a Fund position in financial services and stock exchange operating company NASDAQ. We are optimistic about the company, as, in our view, it has made progress in its strategic pivot towards more recurring data, analytics and software-as-a-service-based services, driving growth both organically and through acquisitions. We believe the company, at the time of purchase, was trading at an attractive valuation relative to its peers, and we believe NASDAQ has the potential to perform well over the long term.

Conversely, in addition to the sales already mentioned, we exited the Fund’s position in semiconductor manufacturer Marvell Technology during the Reporting Period. On the back of stronger than consensus anticipated earnings and performance compared with those companies with exposure to the autos and industrial end-markets, we decided to realize some of the gains from Marvell Technology and reallocate the proceeds to what we viewed as investments with more attractive risk/reward profiles.

We sold the Fund’s position in Advance Auto Parts during the Reporting Period. Overall, automotive aftermarket retail names held up relatively well during the Reporting Period. The auto parts retail industry has traditionally been viewed as a safe haven within retail during times of high inflation, but elevated gas prices have depressed multiples, or price/earnings ratios, during the Reporting Period. We ultimately decided to exit the position in favor of names with what we saw as better risk/reward opportunity.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to materials increased and its exposure to energy, industrials and utilities decreased compared to the Russell Index.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2022, the Fund had overweighted positions relative to the Russell Index in materials, industrials and health care. On the same date, the Fund had underweighted positions compared to the Russell Index in financials, energy, communication services, real estate and consumer discretionary and was rather neutrally weighted to the Russell Index in consumer staples, information technology and utilities.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of 2022, we believed the primary focus of the U.S. equity market in the months ahead would be on whether the U.S. economy will tip into a recession or not. The Fed’s devotion to a higher-for-longer policy fueled concerns it may overtighten monetary policy and prompt a recession. Despite this backdrop of heightened uncertainty, we expected it to become clear by early 2023 if inflation is decelerating and will or will not lead the Fed to eventually cease tightening. While supply-chain disruptions should ease, in our view, as COVID-19-related restrictions and shortages fade out, pressures of digitization, deglobalization and geopolitical destabilization are likely, we feel, to endure for some time. In our opinion, companies will need to continue coping with wage pressures, higher input pricing and potential demand fluctuations if the U.S. consumer becomes less resilient.

Regardless of market direction, we intend to stay true to our quality-first investment approach and seek to invest in businesses with healthy balance sheets, relatively stable cash flows and differentiated business models aligned to secular tailwinds. We continue to test our models and re-evaluate our assumptions with increasing information, remain focused on the long-term investment horizon and believe this fundamental approach can generate added value in the long run. As always, we maintain our focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share.

28

FUND BASICS

Mid Cap Value Fund

as of December 31, 2022

TOP TEN HOLDINGS AS OF 12/31/221

Holding	% of Net Assets	Line of Business
Motorola Solutions, Inc.	2.2%	Technology Hardware & Equipment
Zimmer Biomet Holdings, Inc.	2.1	Health Care Equipment & Services
Martin Marietta Materials, Inc.	2.0	Materials
Cummins, Inc.	2.0	Capital Goods
Alexandria Real Estate Equities, Inc. REIT	2.0	Real Estate
Ameren Corp.	1.9	Utilities
Steel Dynamics, Inc.	1.9	Materials
Ball Corp.	1.7	Materials
ITT, Inc.	1.7	Capital Goods
CMS Energy Corp.	1.7	Utilities

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND vs. BENCHMARK SECTOR ALLOCATIONS2

As of December 31, 2022

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Performance Summary

December 31, 2022

The following graph shows the value, as of December 31, 2022, of a $10,000 investment made on January 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap Value® Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and, in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Mid Cap Value Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2013 through December 31, 2022.

Average Annual Total Return through December 31, 2022	One Year	Five Years	Ten Years
Institutional	-9.99%	8.51%	10.02%
Service	-10.23%	8.23%	9.74%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Small Cap Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2022 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of -19.38% and -19.64%, respectively. These returns compare to the -20.44% average annual total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, namely Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund outperformed the Russell Index on a relative basis, with all four of our quantitative model’s investment themes contributing positively. Stock selection overall, driven by these investment themes, boosted relative performance.

What impact did the Fund’s investment themes have on performance during the Reporting Period?

In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, each of our four investment themes contributed positively to the Fund’s relative performance. High Quality Business Models and Sentiment Analysis bolstered relative results most, followed by Fundamental Mispricings and Market Themes & Trends. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

How did the Fund’s sector and industry allocations affect relative performance?

In constructing the Fund’s portfolio, our quantitative model focuses on stock selection rather than making sector or industry bets. Consequently, the Fund is similar to its benchmark, the Russell Index, in terms of its sector and industry allocations and style. Relative performance is primarily driven by stock selection, not by sector or industry allocations.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. At the same time, we strive to maintain a risk profile similar to the Russell Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Russell Index.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

During the Reporting Period, stock selection overall helped. Stock selection in the information technology, industrials and financials sectors contributed the most positively to the Fund’s relative returns during the Reporting Period. Conversely, certain individual stock positions, especially in the utilities, communication services and consumer staples sectors, detracted from the Fund’s relative returns.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in oil and gas exploration and production companies Range Resources and Antero Resources and in gasoline and convenience merchandise retailer Murphy USA. The overweight in Range Resources was established predominantly due to our Market Themes & Trends and High Quality Business Models investment themes. The Fund was overweight Antero Resources largely because of our Sentiment Analysis and Market Themes & Trends investment themes. The overweight in Murphy USA was driven by our High Quality Business Models and Market Themes & Trends investment themes.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to the Russell Index were overweight positions in insurance company Goosehead Insurance, enzyme engineering company Codexis and data security and analytics solutions provider Rapid7. The overweight in Goosehead Insurance was established primarily as a result of our Fundamental Mispricings investment theme. The Fund was overweight Codexis largely because of our Sentiment Analysis investment theme. The Fund’s overweight in Rapid7 was driven primarily by our High Quality Business Models investment theme.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on the Fund’s performance during the Reporting Period.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. During the first half of the Reporting Period, we enhanced a signal within our Market Themes & Trends investment theme. We believe that patterns exist in the market, and thus the past can provide an indication of market cycles and their effect on future market states. We enhanced this signal to give it more predictive power in terms of identifying and assessing similarities in returns between current and previous market environments.

During the second half of the Reporting Period, we introduced several new signals into our models. For example, we introduced a couple of new signals within our Sentiment Analysis investment theme. The first enhancement implemented aims to improve our sentiment identification in earnings call reports by utilizing many of the latest developments in machine learning and natural language processing. The second signal introduced in the U.S. region aims to capitalize upon price dislocations that are caused by uninformed exchange-traded fund trading. Finally, we introduced two new signals within our Market Themes & Trends investment theme. The first signal leverages advanced machine learning algorithms to capture nuanced behavior of our existing suite of more than a hundred alpha factors. The second signal aims to apply natural language processing techniques to account for fine-grained linguistic meaning of documents when quantifying company linkages for text-based cross-stock momentum factors.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of December 31, 2022, the Fund was overweight the information technology and energy sectors relative to the Russell Index. The Fund was underweight utilities and industrials and was rather neutrally weighted in financials, health care, consumer discretionary, communication services, materials, real estate and consumer staples compared to the Russell Index on the same date.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

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FUND BASICS

Small Cap Equity Insights Fund

as of December 31, 2022

TOP TEN HOLDINGS AS OF 12/31/221,2

Holding	% of Net Assets	Line of Business
Murphy USA, Inc.	0.9%	Retailing
Atkore, Inc.	0.8	Capital Goods
American Equity Investment Life Holding Co.	0.8	Insurance
STAG Industrial, Inc. REIT	0.8	Real Estate
Alkermes PLC	0.8	Pharmaceuticals, Biotechnology & Life Sciences
Maximus, Inc.	0.8	Software & Services
Magnolia Oil & Gas Corp., Class A	0.7	Energy
CNO Financial Group, Inc.	0.7	Insurance
Encore Wire Corp.	0.7	Capital Goods
Mueller Industries, Inc.	0.7	Capital Goods

[1]	The top 10 holdings may not be representative of the Fund’s future investments.
[2]

The Fund’s overall top ten holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund) which represents 0.8% of the Fund’s net assets as of December 31, 2022.

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FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS3

As of December 31, 2022

[3]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.9% of the Fund’s net assets at December 31, 2022. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Performance Summary

December 31, 2022

The following graph shows the value, as of December 31, 2022, of a $10,000 investment made on January 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and, in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small Cap Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2013 through December 31, 2022.

Average Annual Total Return through December 31, 2022	One Year	Five Years	Ten Years
Institutional	-19.38%	4.33%	9.20%
Service	-19.64%	4.07%	8.93%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2022 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of -32.52% and -32.68%, respectively. These returns compare to the -29.14% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund generated double-digit negative absolute returns that underperformed the Russell Index on a relative basis during the Reporting Period. Stock selection overall detracted most from the Fund’s relative results. Sector allocation as a whole also detracted, albeit modestly.

Which equity market sectors most significantly affected Fund performance?

Detracting most from the Fund’s relative results during the Reporting Period was weak stock selection in the information technology and communication services sectors. Having no allocation to energy, which was, by far, the strongest performing sector in the Russell Index during the Reporting Period, also hurt. Partially offsetting these detractors was effective stock selection in the health care, materials and financials sectors, which contributed positively to relative results during the Reporting Period. Having an overweighted allocation to health care, which posted negative absolute returns but significantly outperformed the Russell Index during the Reporting Period, also helped.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting from the Fund’s results relative to the Russell Index were positions in Netflix, Marvell Technology and PayPal Holdings.

Shares of entertainment content streaming company Netflix declined in January 2022 on a disappointing miss on subscriber numbers in the fourth quarter of 2021, and the company cut its first quarter 2022 guidance for customer additions, as streaming competition became more intense. We exited the Fund’s position in Netflix during the second calendar quarter. While we continued to like the company, we saw some near-term headwinds facing the business, such as increased competition and macroeconomic pressures. We sold the Fund position in favor of what we considered to be better risk/reward profiles, but we intend to keep monitoring the name for a longer-term opportunity.

Semiconductor manufacturer Marvell Technology noted supply-chain concerns were a primary cause of enterprise networking weakness during the second quarter of 2022. In addition, risks associated with unfulfilled backlog continued as demand outpaced supply. The need for greater working capital investments to support faster growth limited the company’s free cash flow generation in the short term, in our opinion. In October 2022, the company’s share price depreciated again. No company-specific news caused the stock price to drop, but instead, the chips sector as a group faced considerably weaker demand, driven by high inflation, rising interest rates and geopolitical tensions. Top chip-producing companies, such as Samsung and Advanced Micro Devices, released discouraging preliminary results early in the month, which instilled fears that the semiconductor demand slump could be worse than consensus expected and drove forecasts down throughout the industry. At the end of the Reporting Period, we maintained a positive outlook on Marvell Technology given its management’s history of execution and the company’s exposure to structural growth trends in cloud, autos and fifth-generation technologies.

Digital payments platform provider PayPal Holdings saw its share price decline in January 2022 following the company’s fourth quarter 2021 earnings announcement, wherein it issued disappointing forward guidance amid supply-chain issues, inflation, labor shortages and weaker consumer sentiment. In August 2022, the company’s share price began to rebound on the back of cooler inflation data, a strong second calendar quarter earnings beat of consensus expectations, and the announcement of its launch of a

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

share buyback policy. However, PayPal Holdings ultimately returned its gains in September 2022 due to its European/UK exposure, missteps in discretionary spending and headlines regarding its new policy to fine customers for spreading misinformation. At the end of the Reporting Period, we maintained our view that PayPal Holdings contains the resources and capabilities to expand its active customer base as it prioritizes user engagement and operational efficiency.

What were some of the Fund’s best-performing individual stocks?

Among those stocks the Fund benefited most from relative to the Russell Index were positions in Eli Lilly and Company, Boston Scientific and Ross Stores.

Eli Lilly and Company engages in the discovery, development, manufacturing and sale of pharmaceutical products. In April 2022, the company’s stock appreciated as a result of reporting a strong earnings beat of consensus expectations for the first calendar quarter as well as positive obesity trial data. During the second quarter of 2022, the company’s shares rose as there were several positive pipeline developments, and all of its key products performed well with the then-most recent results coming in ahead of consensus expectations. In addition, positive momentum continued regarding the company’s drug pipeline and product development. At the end of the Reporting Period, we continued to view Eli Lilly and Company as one of the fastest growing pharmaceutical companies with no major patent concerns until 2030 and a robust new product pipeline with multi-billion-dollar potential opportunities ahead.

Boston Scientific develops, manufactures and markets medical devices used in interventional medical specialties. The company’s share price appreciated throughout the Reporting Period due, in our view, to its ability to deliver earnings beats of consensus expectations in each quarter. Additionally, Boston Scientific was the only medical device company to exceed consensus earnings expectations during the second calendar quarter. In our view at the end of the Reporting Period, Boston Scientific remained a category leader in each of the seven markets in which it operates, and the company continues to innovate and have a strong new product cycle. At the end of the Reporting Period, we believed the company would continue to expand its separation from its peer group going forward.

Off-price apparel and home accessories retailer Ross Stores performed well during the Reporting Period overall. Its second quarter 2022 earnings results were mixed, with a miss on gross margin estimates, driven by higher price markdowns. But Ross Stores still managed to surpass earnings per share consensus expectations thanks to a better earnings before interest and taxes margin. Its management continued to cite ample inventory levels, which proved favorable, as many consumers began trading down to cheaper alternatives given the anticipated market environment of the months ahead. During the fourth quarter of 2022, the company’s stock appreciated on the back of a significant earnings beat of consensus expectations and raised its guidance. The company also reported cleaner inventories relative to its peers and cited that logistics costs had already reached their peak and started to come down. At the end of the Reporting Period, we continued to like the off-price retail industry as our favored way to maintain defensive retail exposure as we head into 2023.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

We initiated a position in health care and insurance company UnitedHealth Group during the Reporting Period. We believe the company is likely to benefit from its recent acquisition of health care provider EMIS, as it should provide synergy opportunities and increase product exposure in the U.K. We also believe in the robust growth strategy of UnitedHealth Group’s Optum unit, a diversified health services company, as it has generated strong double-digit sales and provides geographical diversification. Overall, we are constructive on the managed care organization portion of the health care sector and believe UnitedHealth Group is well positioned as it has continued to execute ahead of consensus expectations.

We established a Fund position in consumer staples giant Procter & Gamble. The company’s focus on driving product category growth has brought about further market share for Procter & Gamble, and many of its products are considered relatively inelastic, making consumers less sensitive to potential price increases.

Conversely, in addition to the sale of Netflix, mentioned earlier, we exited the Fund’s position in social media and Facebook parent company Meta Platforms during the Reporting Period. The company has struggled with macroeconomic headwinds, as rising interest rates and inflation have impacted its profitability. In response, the firm strategically froze hiring and cut expenses for the near future to preserve operating profit. Despite its capital intensive investments within the metaverse space, we ultimately decided to sell the position in favor of what we saw as better risk/reward opportunities.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, health care, information technology and materials increased compared to the Russell Index. The Fund’s allocations compared to the Russell Index in communication services and industrials decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2022, the Fund had overweighted positions relative to the Russell Index in the health care and materials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, financials, information technology and communication services and was rather neutrally weighted to the Russell Index in consumer discretionary, consumer staples and real estate. The Fund had no exposure to the utilities and energy sectors at the end of the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of 2022, we believed the primary focus of the U.S. equity market in the months ahead would be on whether the U.S. economy will tip into a recession or not. The Fed’s devotion to a higher-for-longer policy fueled concerns it may overtighten monetary policy and prompt a recession. Despite this backdrop of heightened uncertainty, we expected it to become clear by early 2023 if inflation is decelerating and will or will not lead the Fed to eventually cease tightening. While supply-chain disruptions should ease, in our view, as COVID-19-related restrictions and shortages fade out, pressures of digitization, deglobalization and geopolitical destabilization are likely, we feel, to endure for some time. In our opinion, companies will need to continue coping with wage pressures, higher input pricing and potential demand fluctuations if the U.S. consumer becomes less resilient.

Regardless of market direction, we intend to stay true to our quality-first investment approach and seek to invest in businesses with healthy balance sheets, relatively stable cash flows and differentiated business models aligned to secular tailwinds. We continue to test our models and re-evaluate our assumptions with increasing information, remain focused on the long-term investment horizon and believe this fundamental approach can generate added value in the long run. As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

39

FUND BASICS

Strategic Growth Fund

as of December 31, 2022

TOP TEN HOLDINGS AS OF 12/31/221

Holding	% of Net Assets	Line of Business
Microsoft Corp.	11.1%	Software & Services
Apple, Inc.	10.5	Technology Hardware & Equipment
Amazon.com, Inc.	5.0	Retailing
NVIDIA Corp.	3.5	Semiconductors & Semiconductor Equipment
Mastercard, Inc., Class A	3.1	Software & Services
UnitedHealth Group, Inc.	2.9	Health Care Equipment & Services
Eli Lilly & Co.	2.5	Pharmaceuticals, Biotechnology & Life Sciences
Alphabet, Inc., Class C	2.5	Media & Entertainment
Alphabet, Inc., Class A	2.4	Media & Entertainment
Procter & Gamble Co. (The)	2.0	Household & Personal Products

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

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FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS2

As of December 31, 2022

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Performance Summary

December 31, 2022

The following graph shows the value, as of December 31, 2022, of a $10,000 investment made on January 1, 2013 in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and, in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Strategic Growth Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2013 through December 31, 2022.

Average Annual Total Return through December 31, 2022	One Year	Five Years	Ten Years
Institutional	-32.52%	9.16%	12.38%
Service	-32.68%	8.89%	12.09%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs U.S. Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2022 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of -19.74% and -19.90%, respectively. These returns compare to the -18.11% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”) during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, namely Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund underperformed the S&P 500® Index on a relative basis, with all four of our quantitative model’s investment themes detracting from results. Stock selection overall, driven by these investment themes, also dampened relative performance.

What impact did the Fund’s investment themes have on performance during the Reporting Period?

In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes detracted from the Fund’s relative performance, with Sentiment Analysis hurting most, followed at some distance by Market Themes & Trends, Fundamental Mispricings and High Quality Business Models. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

How did the Fund’s sector and industry allocations affect relative performance?

In constructing the Fund’s portfolio, our quantitative model focuses on stock selection rather than making sector or industry bets. Consequently, the Fund is similar to its benchmark, the S&P 500® Index, in terms of its sector and industry allocations and style. Relative performance is primarily driven by stock selection, not by sector or industry allocations.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the S&P 500® Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. At the same time, we strive to maintain a risk profile similar to the S&P 500® Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the benchmark index.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

During the Reporting Period, stock selection detracted from the Fund’s performance, with investments in the energy, real estate and financials sectors hurting most relative to the S&P 500® Index. Stock selection in the health care, information technology and materials sectors contributed positively to the Fund’s results relative to the S&P 500® Index during the Reporting Period.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to the S&P 500® Index were underweight positions in integrated energy companies Exxon Mobil and Chevron and an overweight position in social media behemoth and Facebook parent company Meta Platforms. The Fund had an underweight position in Exxon Mobil based primarily on our Sentiment Analysis and Market Themes & Trends investment themes. The Fund’s underweight in Chevron was due to our Sentimental Analysis, Fundamental Mispricings and Market Themes & Trends investment themes. The overweight in Meta Platforms was established primarily because of our Sentiment Analysis and High Quality Business Models investment themes.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from an underweight position in Google parent company Alphabet and from overweight positions in biopharmaceutical company Gilead Sciences and agricultural products producer and processor Archer-Daniels-Midland. The underweight in Alphabet was established primarily because of our High Quality Business Models investment theme. The Fund was overweight Gilead Sciences due mostly to our Sentiment Analysis investment theme. The Fund’s overweight in Archer-Daniels-Midland was driven primarily by our Market Themes & Trends investment theme.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on the Fund’s performance during the Reporting Period.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. During the first half of the Reporting Period, we enhanced a signal within our Market Themes & Trends investment theme. We believe that patterns exist in the market, and thus the past can provide an indication of market cycles and their effect on future market states. We enhanced this signal to give it more predictive power in terms of identifying and assessing similarities in returns between current and previous market environments.

During the second half of the Reporting Period, we introduced several new signals into our models. For example, we introduced a couple of new signals within our Sentiment Analysis investment theme. The first enhancement implemented aims to improve our sentiment identification in earnings call reports by utilizing many of the latest developments in machine learning and natural language processing. The second signal introduced in the U.S. region aims to capitalize upon price dislocations that are caused by uninformed exchange-traded fund trading. Finally, we introduced two new signals within our Market Themes & Trends investment theme. The first signal leverages advanced machine learning algorithms to capture nuanced behavior of our existing suite of more than a hundred alpha factors. The second signal aims to apply natural language processing techniques to account for fine-grained linguistic meaning of documents when quantifying company linkages for text-based cross-stock momentum factors.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of December 31, 2022, the Fund was overweight the health care, real estate, industrials and information technology sectors relative to the S&P 500® Index. The Fund was underweight utilities, consumer staples, communication services and consumer discretionary and was rather neutrally weighted in materials, financials and energy compared to the benchmark index on the same date.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

44

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

45

FUND BASICS

U.S. Equity Insights Fund

as of December 31, 2022

TOP TEN HOLDINGS AS OF 12/31/221

Holding	% of Net Assets	Line of Business
Apple, Inc.	5.1%	Technology Hardware & Equipment
Microsoft Corp.	4.6	Software & Services
Amazon.com, Inc.	3.3	Retailing
Johnson & Johnson	2.5	Pharmaceuticals, Biotechnology & Life Sciences
Alphabet, Inc., Class C	2.2	Media & Entertainment
Berkshire Hathaway, Inc., Class B	2.1	Diversified Financials
Adobe, Inc.	1.6	Software & Services
Union Pacific Corp.	1.5	Transportation
Cisco Systems, Inc.	1.5	Technology Hardware & Equipment
Elevance Health, Inc.	1.5	Health Care Equipment & Services

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

46

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS2

As of December 31, 2022

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

47

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Performance Summary

December 31, 2022

The following graph shows the value, as of December 31, 2022, of a $10,000 investment made on January 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500® Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and, in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

U.S. Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2013 through December 31, 2022.

Average Annual Total Return through December 31, 2022	One Year	Five Years	Ten Years
Institutional	-19.74%	7.47%	12.14%
Service	-19.90%	7.25%	11.91%

48

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Index Definitions

S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes.

Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes.

Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

The Russell 1000® Value Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the index do not include any deduction for fees, expenses or taxes.

Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap Value® Index is an unmanaged index of common stock prices that measures the performance of those

Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The index figures do not reflect any deduction for fees, expenses or taxes

The Russell 1000® Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the index do not include any deduction for fees, expenses or taxes.

It is not possible to invest directly in an index.

49

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments

December 31, 2022

Shares	Description	Value

Common Stocks – 99.9%
Automobiles & Components – 1.4%
1,351	Aptiv PLC*	$125,819
1,171	BorgWarner, Inc.	47,133
19,593	Ford Motor Co.	227,866
7,116	General Motors Co.	239,382
13,445	Tesla, Inc.*	1,656,155

		2,296,355

Banks – 3.8%
34,826	Bank of America Corp.	1,153,437
9,633	Citigroup, Inc.	435,701
2,243	Citizens Financial Group, Inc.	88,307
682	Comerica, Inc.	45,592
3,506	Fifth Third Bancorp	115,032
904	First Republic Bank	110,189
7,207	Huntington Bancshares, Inc.	101,619
14,628	JPMorgan Chase & Co.	1,961,615
4,638	KeyCorp	80,794
865	M&T Bank Corp.	125,477
2,020	PNC Financial Services Group, Inc. (The)	319,039
4,763	Regions Financial Corp.	102,690
333	Signature Bank	38,368
296	SVB Financial Group*	68,121
6,645	Truist Financial Corp.	285,934
6,763	US Bancorp	294,934
18,868	Wells Fargo & Co.	779,060
739	Zions Bancorp NA	36,329

		6,142,238

Capital Goods – 6.1%
2,734	3M Co.	327,861
647	A O Smith Corp.	37,034
426	Allegion PLC	44,841
1,163	AMETEK, Inc.	162,494
2,795	Boeing Co. (The)*	532,420
4,264	Carrier Global Corp.	175,890
2,607	Caterpillar, Inc.	624,533
706	Cummins, Inc.	171,057
1,376	Deere & Co.	589,974
703	Dover Corp.	95,193
1,997	Eaton Corp. PLC	313,429
2,963	Emerson Electric Co.	284,626
2,901	Fastenal Co.	137,275
1,798	Fortive Corp.	115,522
318	Generac Holdings, Inc.*	32,010
1,133	General Dynamics Corp.	281,109
5,455	General Electric Co.	457,074
3,375	Honeywell International, Inc.	723,263
1,821	Howmet Aerospace, Inc.	71,766
196	Huntington Ingalls Industries, Inc.	45,213
386	IDEX Corp.	88,135
1,411	Illinois Tool Works, Inc.	310,843
2,032	Ingersoll Rand, Inc.	106,172
3,461	Johnson Controls International PLC	221,504
959	L3Harris Technologies, Inc.	199,673
1,168	Lockheed Martin Corp.	568,220

Common Stocks – (continued)
Capital Goods – (continued)
1,105	Masco Corp.	51,570
267	Nordson Corp.	63,471
731	Northrop Grumman Corp.	398,841
2,103	Otis Worldwide Corp.	164,686
1,734	PACCAR, Inc.	171,614
649	Parker-Hannifin Corp.	188,859
807	Pentair PLC	36,299
732	Quanta Services, Inc.	104,310
7,355	Raytheon Technologies Corp.	742,267
576	Rockwell Automation, Inc.	148,360
268	Snap-on, Inc.	61,235
728	Stanley Black & Decker, Inc.	54,687
1,033	Textron, Inc.	73,136
1,164	Trane Technologies PLC	195,657
258	TransDigm Group, Inc.	162,450
349	United Rentals, Inc.*	124,042
891	Westinghouse Air Brake Technologies Corp.	88,931
216	W.W. Grainger, Inc.	120,150
900	Xylem, Inc.	99,513

		9,767,209

Commercial & Professional Services – 0.9%
430	Cintas Corp.	194,196
2,136	Copart, Inc.*	130,061
1,956	CoStar Group, Inc.*	151,160
616	Equifax, Inc.	119,726
654	Jacobs Solutions, Inc.	78,526
678	Leidos Holdings, Inc.	71,319
1,013	Republic Services, Inc.	130,667
552	Robert Half International, Inc.	40,754
1,137	Rollins, Inc.	41,546
787	Verisk Analytics, Inc.	138,842
1,868	Waste Management, Inc.	293,052

		1,389,849

Consumer Durables & Apparel – 0.9%
1,580	D.R. Horton, Inc.	140,841
765	Garmin Ltd.	70,602
665	Hasbro, Inc.	40,571
1,268	Lennar Corp., Class A	114,754
277	Mohawk Industries, Inc.*	28,315
1,773	Newell Brands, Inc.	23,191
6,294	NIKE, Inc., Class B	736,461
15	NVR, Inc.*	69,189
1,130	PulteGroup, Inc.	51,449
200	Ralph Lauren Corp.	21,134
1,259	Tapestry, Inc.	47,943
1,636	VF Corp.	45,170
281	Whirlpool Corp.	39,750

		1,429,370

Consumer Services – 2.0%
194	Booking Holdings, Inc.*	390,964
1,118	Caesars Entertainment, Inc.*	46,509
4,349	Carnival Corp.*	35,053

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Consumer Services – (continued)
136	Chipotle Mexican Grill, Inc.*	$188,699
609	Darden Restaurants, Inc.	84,243
183	Domino’s Pizza, Inc.	63,391
764	Expedia Group, Inc.*	66,926
1,369	Hilton Worldwide Holdings, Inc.	172,987
1,671	Las Vegas Sands Corp.*	80,325
1,348	Marriott International, Inc., Class A	200,704
3,662	McDonald’s Corp.	965,047
1,605	MGM Resorts International	53,816
2,072	Norwegian Cruise Line Holdings Ltd.*	25,361
1,087	Royal Caribbean Cruises Ltd.*	53,730
5,695	Starbucks Corp.	564,944
517	Wynn Resorts Ltd.*	42,637
1,439	Yum! Brands, Inc.	184,307

		3,219,643

Diversified Financials – 5.4%
2,984	American Express Co.	440,886
541	Ameriprise Financial, Inc.	168,451
3,670	Bank of New York Mellon Corp. (The)	167,058
9,008	Berkshire Hathaway, Inc., Class B*	2,782,571
748	BlackRock, Inc.	530,055
1,930	Capital One Financial Corp.	179,413
525	Cboe Global Markets, Inc.	65,872
7,603	Charles Schwab Corp. (The)	633,026
1,802	CME Group, Inc.	303,024
1,389	Discover Financial Services	135,886
189	FactSet Research Systems, Inc.	75,829
1,440	Franklin Resources, Inc.	37,987
1,700	Goldman Sachs Group, Inc. (The)(a)	583,746
2,793	Intercontinental Exchange, Inc.	286,534
1,729	Invesco Ltd.	31,105
190	MarketAxess Holdings, Inc.	52,989
792	Moody’s Corp.	220,667
6,648	Morgan Stanley	565,213
402	MSCI, Inc.	186,998
1,728	Nasdaq, Inc.	106,013
1,045	Northern Trust Corp.	92,472
973	Raymond James Financial, Inc.	103,965
1,668	S&P Global, Inc.	558,680
1,847	State Street Corp.	143,272
2,257	Synchrony Financial	74,165
1,125	T. Rowe Price Group, Inc.	122,693

		8,648,570

Energy – 5.2%
1,609	APA Corp.	75,108
4,625	Baker Hughes Co.	136,576
8,911	Chevron Corp.	1,599,435
6,242	ConocoPhillips	736,556
3,962	Coterra Energy, Inc.	97,346
3,092	Devon Energy Corp.	190,189
873	Diamondback Energy, Inc.	119,409
2,940	EOG Resources, Inc.	380,789
1,869	EQT Corp.	63,228
20,628	Exxon Mobil Corp.	2,275,268

Common Stocks – (continued)
Energy – (continued)
4,528	Halliburton Co.	178,177
1,393	Hess Corp.	197,555
10,017	Kinder Morgan, Inc.	181,107
3,181	Marathon Oil Corp.	86,110
2,348	Marathon Petroleum Corp.	273,284
3,642	Occidental Petroleum Corp.	229,410
2,222	ONEOK, Inc.	145,985
2,386	Phillips 66	248,335
1,196	Pioneer Natural Resources Co.	273,155
7,079	Schlumberger Ltd.	378,443
1,144	Targa Resources Corp.	84,084
1,931	Valero Energy Corp.	244,967
6,134	Williams Cos., Inc. (The)	201,809

		8,396,325

Food & Staples Retailing – 1.5%
2,206	Costco Wholesale Corp.	1,007,039
3,261	Kroger Co. (The)	145,376
2,522	Sysco Corp.	192,807
3,584	Walgreens Boots Alliance, Inc.	133,898
7,070	Walmart, Inc.	1,002,455

		2,481,575

Food, Beverage & Tobacco – 3.9%
8,912	Altria Group, Inc.	407,368
2,752	Archer-Daniels-Midland Co.	255,523
944	Brown-Forman Corp., Class B	62,002
1,039	Campbell Soup Co.	58,963
19,406	Coca-Cola Co. (The)	1,234,416
2,395	Conagra Brands, Inc.	92,686
800	Constellation Brands, Inc., Class A	185,400
2,988	General Mills, Inc.	250,544
737	Hershey Co. (The)	170,667
1,469	Hormel Foods Corp.	66,913
549	J M Smucker Co. (The)	86,995
1,291	Kellogg Co.	91,971
4,198	Keurig Dr Pepper, Inc.	149,701
3,988	Kraft Heinz Co. (The)	162,351
724	Lamb Weston Holdings, Inc.	64,697
1,250	McCormick & Co., Inc.	103,612
949	Molson Coors Beverage Co., Class B	48,892
6,862	Mondelez International, Inc., Class A	457,352
1,934	Monster Beverage Corp.*	196,359
6,876	PepsiCo, Inc.	1,242,218
7,708	Philip Morris International, Inc.	780,127
1,435	Tyson Foods, Inc., Class A	89,329

		6,258,086

Health Care Equipment & Services – 6.5%
8,714	Abbott Laboratories	956,710
375	Align Technology, Inc.*	79,088
754	AmerisourceBergen Corp.	124,945
2,509	Baxter International, Inc.	127,884
1,430	Becton Dickinson and Co.	363,649
7,162	Boston Scientific Corp.*	331,386
1,313	Cardinal Health, Inc.	100,930

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

December 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
2,878	Centene Corp.*	$236,025
1,518	Cigna Corp.	502,974
254	Cooper Cos., Inc. (The)	83,990
6,577	CVS Health Corp.	612,911
264	DaVita, Inc.*	19,713
1,041	DENTSPLY SIRONA, Inc.	33,146
1,935	Dexcom, Inc.*	219,119
3,099	Edwards Lifesciences Corp.*	231,216
1,195	Elevance Health, Inc.	612,999
1,062	HCA Healthcare, Inc.	254,838
677	Henry Schein, Inc.*	54,072
1,241	Hologic, Inc.*	92,839
633	Humana, Inc.	324,216
417	IDEXX Laboratories, Inc.*	170,119
1,769	Intuitive Surgical, Inc.*	469,404
450	Laboratory Corp. of America Holdings	105,966
720	McKesson Corp.	270,086
6,588	Medtronic PLC	512,019
294	Molina Healthcare, Inc.*	97,085
576	Quest Diagnostics, Inc.	90,110
733	ResMed, Inc.	152,559
500	STERIS PLC	92,345
1,689	Stryker Corp.	412,944
243	Teleflex, Inc.	60,660
4,668	UnitedHealth Group, Inc.	2,474,880
336	Universal Health Services, Inc., Class B	47,339
1,053	Zimmer Biomet Holdings, Inc.	134,258

		10,452,424

Household & Personal Products – 1.7%
1,241	Church & Dwight Co., Inc.	100,037
615	Clorox Co. (The)	86,303
4,179	Colgate-Palmolive Co.	329,263
1,141	Estee Lauder Cos., Inc. (The), Class A	283,094
1,705	Kimberly-Clark Corp.	231,454
11,870	Procter & Gamble Co. (The)	1,799,017

		2,829,168

Insurance – 2.5%
2,873	Aflac, Inc.	206,684
1,350	Allstate Corp. (The)	183,060
3,722	American International Group, Inc.	235,379
1,036	Aon PLC, Class A	310,945
1,858	Arch Capital Group Ltd.*	116,645
1,053	Arthur J Gallagher & Co.	198,533
273	Assurant, Inc.	34,141
1,163	Brown & Brown, Inc.	66,256
2,091	Chubb Ltd.	461,275
760	Cincinnati Financial Corp.	77,816
202	Everest Re Group Ltd.	66,917
443	Globe Life, Inc.	53,404
1,610	Hartford Financial Services Group, Inc. (The)	122,086
752	Lincoln National Corp.	23,101
1,037	Loews Corp.	60,488

Common Stocks – (continued)
Insurance – (continued)
2,470	Marsh & McLennan Cos., Inc.	408,736
3,357	MetLife, Inc.	242,946
1,147	Principal Financial Group, Inc.	96,256
2,934	Progressive Corp. (The)	380,569
1,858	Prudential Financial, Inc.	184,797
1,193	Travelers Cos., Inc. (The)	223,676
1,013	W R Berkley Corp.	73,513
542	Willis Towers Watson PLC	132,562

		3,959,785

Materials – 2.7%
1,110	Air Products and Chemicals, Inc.	342,169
590	Albemarle Corp.	127,947
7,523	Amcor PLC	89,599
415	Avery Dennison Corp.	75,115
1,552	Ball Corp.	79,369
485	Celanese Corp.	49,586
1,013	CF Industries Holdings, Inc.	86,308
3,592	Corteva, Inc.	211,138
3,593	Dow, Inc.	181,051
2,501	DuPont de Nemours, Inc.	171,644
638	Eastman Chemical Co.	51,959
1,226	Ecolab, Inc.	178,456
621	FMC Corp.	77,501
7,192	Freeport-McMoRan, Inc.	273,296
1,286	International Flavors & Fragrances, Inc.	134,824
1,793	International Paper Co.	62,092
2,479	Linde PLC (United Kingdom)	808,600
1,262	LyondellBasell Industries NV, Class A	104,784
313	Martin Marietta Materials, Inc.	105,785
1,756	Mosaic Co. (The)	77,036
3,972	Newmont Corp.	187,478
1,310	Nucor Corp.	172,671
464	Packaging Corp. of America	59,350
1,186	PPG Industries, Inc.	149,128
712	Sealed Air Corp.	35,515
1,186	Sherwin-Williams Co. (The)	281,473
834	Steel Dynamics, Inc.	81,482
667	Vulcan Materials Co.	116,798
1,288	Westrock Co.	45,286

		4,417,440

Media & Entertainment – 6.1%
3,568	Activision Blizzard, Inc.	273,130
29,930	Alphabet, Inc., Class A*	2,640,724
26,522	Alphabet, Inc., Class C*	2,353,297
538	Charter Communications, Inc., Class A*	182,436
21,609	Comcast Corp., Class A	755,667
1,329	DISH Network Corp., Class A*	18,659
1,306	Electronic Arts, Inc.	159,567
1,501	Fox Corp., Class A	45,585
729	Fox Corp., Class B	20,740
1,937	Interpublic Group of Cos., Inc. (The)	64,522
692	Live Nation Entertainment, Inc.*	48,260

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Media & Entertainment – (continued)
1,428	Match Group, Inc.*	$59,248
11,264	Meta Platforms, Inc., Class A*	1,355,510
2,215	Netflix, Inc.*	653,159
2,000	News Corp., Class A	36,400
566	News Corp., Class B	10,437
1,042	Omnicom Group, Inc.	84,996
2,568	Paramount Global, Class B	43,348
788	Take-Two Interactive Software, Inc.*	82,054
9,070	Walt Disney Co. (The)*	788,002
11,156	Warner Bros Discovery, Inc.*	105,759

		9,781,500

Pharmaceuticals, Biotechnology & Life Sciences – 9.3%
8,812	AbbVie, Inc.	1,424,107
1,480	Agilent Technologies, Inc.	221,482
2,663	Amgen, Inc.	699,410
725	Biogen, Inc.*	200,767
105	Bio-Rad Laboratories, Inc., Class A*	44,152
776	Bio-Techne Corp.	64,315
10,640	Bristol-Myers Squibb Co.	765,548
930	Catalent, Inc.*	41,859
252	Charles River Laboratories International, Inc.*	54,911
3,257	Danaher Corp.	864,473
3,931	Eli Lilly & Co.	1,438,117
6,235	Gilead Sciences, Inc.	535,275
793	Illumina, Inc.*	160,345
953	Incyte Corp.*	76,545
934	IQVIA Holdings, Inc.*	191,367
13,096	Johnson & Johnson	2,313,408
12,624	Merck & Co., Inc.	1,400,633
112	Mettler-Toledo International, Inc.*	161,890
1,655	Moderna, Inc.*	297,271
1,257	Organon & Co.	35,108
632	PerkinElmer, Inc.	88,619
27,971	Pfizer, Inc.	1,433,234
533	Regeneron Pharmaceuticals, Inc.*	384,554
1,951	Thermo Fisher Scientific, Inc.	1,074,396
1,284	Vertex Pharmaceuticals, Inc.*	370,794
6,183	Viatris, Inc.	68,817
298	Waters Corp.*	102,089
367	West Pharmaceutical Services, Inc.	86,374
2,326	Zoetis, Inc.	340,875

		14,940,735

Real Estate – 2.7%
752	Alexandria Real Estate Equities, Inc. REIT	109,544
2,332	American Tower Corp. REIT	494,057
704	AvalonBay Communities, Inc. REIT	113,710
705	Boston Properties, Inc. REIT	47,644
543	Camden Property Trust REIT	60,751
1,606	CBRE Group, Inc., Class A*	123,598
2,171	Crown Castle, Inc. REIT	294,474
1,438	Digital Realty Trust, Inc. REIT	144,188
456	Equinix, Inc. REIT	298,694

Common Stocks – (continued)
Real Estate – (continued)
1,685	Equity Residential REIT	99,415
321	Essex Property Trust, Inc. REIT	68,026
658	Extra Space Storage, Inc. REIT	96,844
378	Federal Realty Investment Trust REIT	38,193
2,791	Healthpeak Properties, Inc. REIT	69,970
3,710	Host Hotels & Resorts, Inc. REIT	59,545
2,949	Invitation Homes, Inc. REIT	87,408
1,482	Iron Mountain, Inc. REIT	73,878
3,188	Kimco Realty Corp. REIT	67,522
578	Mid-America Apartment Communities, Inc. REIT	90,740
4,593	Prologis, Inc. REIT	517,769
773	Public Storage REIT	216,587
2,992	Realty Income Corp. REIT	189,783
784	Regency Centers Corp. REIT	49,000
545	SBA Communications Corp. REIT	152,769
1,658	Simon Property Group, Inc. REIT	194,782
1,468	UDR, Inc. REIT	56,856
1,994	Ventas, Inc. REIT	89,830
4,859	VICI Properties, Inc. REIT	157,432
862	Vornado Realty Trust REIT	17,938
2,269	Welltower, Inc. REIT	148,733
3,691	Weyerhaeuser Co. REIT	114,421

		4,344,101

Retailing – 5.5%
302	Advance Auto Parts, Inc.	44,403
44,457	Amazon.com, Inc.*	3,734,388
95	AutoZone, Inc.*	234,287
1,167	Bath & Body Works, Inc.	49,177
980	Best Buy Co., Inc.	78,606
817	CarMax, Inc.*	49,747
1,140	Dollar General Corp.	280,725
1,073	Dollar Tree, Inc.*	151,765
2,737	eBay, Inc.	113,503
632	Etsy, Inc.*	75,701
710	Genuine Parts Co.	123,192
5,124	Home Depot, Inc. (The)	1,618,467
1,321	LKQ Corp.	70,555
3,109	Lowe’s Cos., Inc.	619,437
313	O’Reilly Automotive, Inc.*	264,181
199	Pool Corp.	60,164
1,753	Ross Stores, Inc.	203,471
2,326	Target Corp.	346,667
5,816	TJX Cos., Inc. (The)	462,954
552	Tractor Supply Co.	124,183
257	Ulta Beauty, Inc.*	120,551

		8,826,124

Semiconductors & Semiconductor Equipment – 5.1%
8,037	Advanced Micro Devices, Inc.*	520,557
2,573	Analog Devices, Inc.	422,049
4,309	Applied Materials, Inc.	419,610
2,011	Broadcom, Inc.	1,124,410
678	Enphase Energy, Inc.*	179,643
497	First Solar, Inc.*	74,446
20,443	Intel Corp.	540,308

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

December 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
709	KLA Corp.	$267,314
680	Lam Research Corp.	285,804
2,735	Microchip Technology, Inc.	192,134
5,474	Micron Technology, Inc.	273,591
228	Monolithic Power Systems, Inc.	80,623
12,492	NVIDIA Corp.	1,825,581
1,298	NXP Semiconductors NV (China)	205,123
2,190	ON Semiconductor Corp.*	136,590
504	Qorvo, Inc.*	45,683
5,626	QUALCOMM, Inc.	618,522
821	Skyworks Solutions, Inc.	74,818
269	SolarEdge Technologies, Inc.*	76,200
773	Teradyne, Inc.	67,522
4,543	Texas Instruments, Inc.	750,594

		8,181,122

Software & Services – 12.8%
3,148	Accenture PLC, Class A	840,012
2,327	Adobe, Inc.*	783,105
797	Akamai Technologies, Inc.*	67,187
437	ANSYS, Inc.*	105,575
1,076	Autodesk, Inc.*	201,072
2,081	Automatic Data Processing, Inc.	497,068
584	Broadridge Financial Solutions, Inc.	78,332
1,369	Cadence Design Systems, Inc.*	219,916
740	Ceridian HCM Holding, Inc.*	47,471
2,632	Cognizant Technology Solutions Corp., Class A	150,524
1,107	DXC Technology Co.*	29,336
287	EPAM Systems, Inc.*	94,061
2,972	Fidelity National Information Services, Inc.	201,650
3,206	Fiserv, Inc.*	324,030
371	FleetCor Technologies, Inc.*	68,145
3,265	Fortinet, Inc.*	159,626
395	Gartner, Inc.*	132,775
3,011	Gen Digital, Inc.	64,526
1,382	Global Payments, Inc.	137,260
4,498	International Business Machines Corp.	633,723
1,413	Intuit, Inc.	549,968
370	Jack Henry & Associates, Inc.	64,957
4,253	Mastercard, Inc., Class A	1,478,896
37,292	Microsoft Corp.	8,943,368
7,542	Oracle Corp.	616,483
1,584	Paychex, Inc.	183,047
247	Paycom Software, Inc.*	76,647
5,710	PayPal Holdings, Inc.*	406,666
520	PTC, Inc.*	62,421
525	Roper Technologies, Inc.	226,847
4,955	Salesforce, Inc.*	656,984
999	ServiceNow, Inc.*	387,882
765	Synopsys, Inc.*	244,257
205	Tyler Technologies, Inc.*	66,094
461	VeriSign, Inc.*	94,708
8,153	Visa, Inc., Class A	1,693,867

		20,588,486

Common Stocks – (continued)
Technology Hardware & Equipment – 7.8%
2,973	Amphenol Corp., Class A	226,364
74,808	Apple, Inc.	9,719,803
1,133	Arista Networks, Inc.*	137,490
679	CDW Corp.	121,256
20,614	Cisco Systems, Inc.	982,051
3,791	Corning, Inc.	121,085
303	F5, Inc.*	43,484
6,496	Hewlett Packard Enterprise Co.	103,676
4,434	HP, Inc.	119,142
1,635	Juniper Networks, Inc.	52,255
902	Keysight Technologies, Inc.*	154,305
827	Motorola Solutions, Inc.	213,126
1,106	NetApp, Inc.	66,426
1,009	Seagate Technology Holdings PLC	53,083
1,598	TE Connectivity Ltd. (Switzerland)	183,450
239	Teledyne Technologies, Inc.*	95,579
1,274	Trimble, Inc.*	64,413
1,631	Western Digital Corp.*	51,458
268	Zebra Technologies Corp., Class A*	68,718

		12,577,164

Telecommunication Services – 1.2%
35,489	AT&T, Inc.	653,353
4,795	Lumen Technologies, Inc.	25,030
2,992	T-Mobile US, Inc.*	418,880
20,881	Verizon Communications, Inc.	822,711

		1,919,974

Transportation – 1.7%
618	Alaska Air Group, Inc.*	26,537
3,269	American Airlines Group, Inc.*	41,582
590	C.H. Robinson Worldwide, Inc.	54,020
10,637	CSX Corp.	329,534
3,215	Delta Air Lines, Inc.*	105,645
797	Expeditors International of Washington, Inc.	82,824
1,208	FedEx Corp.	209,226
409	J.B. Hunt Transport Services, Inc.	71,313
1,165	Norfolk Southern Corp.	287,079
452	Old Dominion Freight Line, Inc.	128,269
2,920	Southwest Airlines Co.*	98,316
3,080	Union Pacific Corp.	637,776
1,662	United Airlines Holdings, Inc.*	62,657
3,645	United Parcel Service, Inc., Class B	633,647

		2,768,425

Utilities – 3.2%
3,430	AES Corp. (The)	98,647
1,246	Alliant Energy Corp.	68,792
1,293	Ameren Corp.	114,974
2,570	American Electric Power Co., Inc.	244,022
908	American Water Works Co., Inc.	138,397
682	Atmos Energy Corp.	76,432
3,208	CenterPoint Energy, Inc.	96,208
1,434	CMS Energy Corp.	90,815
1,767	Consolidated Edison, Inc.	168,413

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Utilities – (continued)
1,634	Constellation Energy Corp.	$140,867
4,116	Dominion Energy, Inc.	252,393
962	DTE Energy Co.	113,064
3,861	Duke Energy Corp.	397,644
1,918	Edison International	122,023
1,022	Entergy Corp.	114,975
1,166	Evergy, Inc.	73,376
1,710	Eversource Energy	143,366
4,959	Exelon Corp.	214,378
2,712	FirstEnergy Corp.	113,741
9,954	NextEra Energy, Inc.	832,154
2,089	NiSource, Inc.	57,280
1,164	NRG Energy, Inc.	37,038
8,134	PG&E Corp.*	132,259
601	Pinnacle West Capital Corp.	45,700
3,663	PPL Corp.	107,033
2,519	Public Service Enterprise Group, Inc.	154,339
1,559	Sempra Energy	240,928
5,330	Southern Co. (The)	380,615
1,585	WEC Energy Group, Inc.	148,610
2,743	Xcel Energy, Inc.	192,312

		5,110,795

TOTAL INVESTMENTS – 99.9%
(Cost $45,620,083)		$160,726,463

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		212,001

NET ASSETS – 100.0%		$160,938,464

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — As of December 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E- MINI FUTURES	2	03/17/23	$386,100	$(16,431)

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments

December 31, 2022

Shares	Description	Value

Common Stocks – 97.7%
Australia – 9.1%
10,630	AGL Energy Ltd. (Utilities)	$58,190
50,140	ANZ Group Holdings Ltd. (Banks)*	807,701
6,525	ASX Ltd. (Diversified Financials)	300,517
221,604	Aurizon Holdings Ltd. (Transportation)	561,421
51,297	BHP Group Ltd. (Materials)	1,589,025
340	Cochlear Ltd. (Health Care Equipment & Services)	46,956
19,827	Commonwealth Bank of Australia (Banks)	1,377,082
3,335	Glencore PLC (Materials)	22,240
18,231	IDP Education Ltd. (Consumer Services)	335,984
8,726	IGO Ltd. (Materials)	79,820
44,178	Incitec Pivot Ltd. (Materials)	112,461
6,777	Macquarie Group Ltd. (Diversified Financials)	765,045
39,478	National Australia Bank Ltd. (Banks)	801,546
25,665	Northern Star Resources Ltd. (Materials)	192,059
29,678	Orica Ltd. (Materials)	303,440
15,596	Pilbara Minerals Ltd. (Materials)*	39,493
2,540	Rio Tinto PLC ADR (Materials)	180,848
58,735	Westpac Banking Corp. (Banks)	929,864

		8,503,692

Belgium – 0.7%
2,106	D’ieteren Group (Retailing)	404,169
1,969	KBC Ancora (Banks)	88,734
1,869	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)	147,265

		640,168

Canada – 0.3%
26,676	International Petroleum Corp. (Energy)*	299,672

China – 0.5%
128,500	BOC Hong Kong Holdings Ltd. (Banks)	436,231
5,600	Chow Tai Fook Jewellery Group Ltd. (Retailing)	11,380

		447,611

Denmark – 4.3%
206	AP Moller – Maersk A/S, Class A (Transportation)	453,995
2,073	Carlsberg AS, Class B (Food, Beverage & Tobacco)	274,977
1,928	D/S Norden A/S (Transportation)	116,191
1,949	Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*	824,027
2,941	Jyske Bank A/S (Banks)*	190,700
691	NKT A/S (Capital Goods)*	39,009
14,064	Novo Nordisk A/S, Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,910,110

Common Stocks – (continued)
Denmark – (continued)
10,027	Spar Nord Bank A/S (Banks)	153,546

		3,962,555

Finland – 1.7%
3,142	Kesko OYJ, Class B (Food & Staples Retailing)	69,426
26,193	Nokia OYJ (Technology Hardware & Equipment)	121,685
75,139	Nordea Bank Abp (Banks)	804,886
4,710	Outokumpu OYJ (Materials)	23,904
5,201	Sampo OYJ, Class A (Insurance)	271,646
19,661	Stora Enso OYJ, Class R (Materials)	277,211

		1,568,758

France – 13.3%
12,649	Adevinta ASA (Media & Entertainment)*	83,758
9,389	Airbus SE (Capital Goods)	1,116,376
6,579	Carrefour SA (Food & Staples Retailing)	110,040
650	Christian Dior SE (Consumer Durables & Apparel)	473,618
3,737	Cie de Saint-Gobain (Capital Goods)	182,817
3,329	Dassault Aviation SA (Capital Goods)	564,576
18,708	Dassault Systemes (Software & Services)	672,734
9,598	Edenred (Software & Services)	522,375
3,915	Eiffage SA (Capital Goods)	385,096
472	Eramet SA (Materials)	42,473
563	Gecina SA REIT (Real Estate)	57,359
627	Hermes International (Consumer Durables & Apparel)	970,504
1,366	Kering (Consumer Durables & Apparel)	695,196
2,603	LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)	1,894,187
1,855	Pernod Ricard SA (Food, Beverage & Tobacco)	364,921
10,822	Publicis Groupe SA (Media & Entertainment)	691,335
7,121	Rexel SA (Capital Goods)*	140,843
6,735	Safran SA (Capital Goods)	843,586
13,737	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	1,324,613
7,973	SCOR SE (Insurance)	183,708
28,135	Societe Generale SA (Banks)	705,729
3,217	Thales SA (Capital Goods)	411,033

		12,436,877

Germany – 5.9%
17,119	Bayer AG (Pharmaceuticals, Biotechnology & Life Sciences)	881,117
2,374	Beiersdorf AG (Household & Personal Products)	271,282
79,284	E.ON SE (Utilities)	788,243
1,052	Hapag-Lloyd AG (Transportation)(a)(b)	198,748

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
1,983	HUGO BOSS AG (Consumer Durables & Apparel)	$114,638
24,098	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	732,385
20,510	K+S AG (Materials)	404,333
3,111	Knorr-Bremse AG (Capital Goods)	169,246
4,204	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	811,122
2,373	MTU Aero Engines AG (Capital Goods)	510,516
2,066	Rheinmetall AG (Capital Goods)	411,292
545	Siltronic AG (Semiconductors & Semiconductor Equipment)	39,643
1,327	SUESS MicroTec SE (Semiconductors & Semiconductor Equipment)	21,483
1,040	Wacker Chemie AG (Materials)	132,536

		5,486,584

Hong Kong – 0.9%
31,800	Bank of East Asia Ltd. (The) (Banks)	38,443
8,400	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	360,950
3,000	Jardine Matheson Holdings Ltd. (Capital Goods)	153,000
24,000	Sun Hung Kai Properties Ltd. (Real Estate)	327,825

		880,218

Italy – 1.9%
18,194	Azimut Holding SpA (Diversified Financials)	407,106
104,947	Banco BPM SpA (Banks)	374,134
24,321	Leonardo SpA (Capital Goods)	209,763
736	Prysmian SpA (Capital Goods)	27,346
549	Reply SpA (Software & Services)	62,980
50,094	UniCredit SpA (Banks)	710,812

		1,792,141

Japan – 20.5%
21,600	Air Water, Inc. (Materials)	250,786
5,100	ANA Holdings, Inc. (Transportation)*	108,007
5,700	Aoyama Trading Co. Ltd. (Retailing)	39,541
1,000	Asahi Group Holdings Ltd. (Food, Beverage & Tobacco)	31,128
15,000	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	228,085
9,900	Canon Marketing Japan, Inc. (Technology Hardware & Equipment)	224,171
5,600	Central Japan Railway Co. (Transportation)	687,566
26,200	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	668,278

Common Stocks – (continued)
Japan – (continued)
13,500	Coca-Cola Bottlers Japan Holdings, Inc. (Food, Beverage & Tobacco)	146,560
8,700	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	280,024
2,400	Eagle Industry Co. Ltd. (Automobiles & Components)	19,498
47,600	ENEOS Holdings, Inc. (Energy)	162,098
24,500	Fujikura Ltd. (Capital Goods)	184,167
3,400	H2O Retailing Corp. (Retailing)	33,105
1,000	Hanwa Co. Ltd. (Capital Goods)	28,255
5,800	Heiwa Corp. (Consumer Services)	109,344
6,800	Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	201,855
10,100	Honda Motor Co. Ltd. (Automobiles & Components)	230,371
1,300	Inui Global Logistics Co. Ltd. (Commercial & Professional Services)	19,533
1,300	IPS, Inc. (Telecommunication Services)	27,450
26,600	ITOCHU Corp. (Capital Goods)	834,515
1,600	J Front Retailing Co. Ltd. (Retailing)	14,520
192	Japan Metropolitan Fund Invest REIT (Real Estate)	152,738
40,800	JGC Holdings Corp. (Capital Goods)	517,180
2,400	KDDI Corp. (Telecommunication Services)	72,785
3,900	Komatsu Ltd. (Capital Goods)	84,295
6,900	Komori Corp. (Capital Goods)	41,990
400	Kose Corp. (Household & Personal Products)	43,461
28,500	Mandom Corp. (Household & Personal Products)	315,357
70,100	Marubeni Corp. (Capital Goods)	803,062
5,100	Mimasu Semiconductor Industry Co. Ltd. (Semiconductors & Semiconductor Equipment)	90,192
1,500	Miraial Co. Ltd. (Semiconductors & Semiconductor Equipment)	16,182
26,600	Mitsubishi Corp. (Capital Goods)	863,564
3,200	Mitsubishi Gas Chemical Co., Inc. (Materials)	43,989
135,500	Mitsubishi HC Capital, Inc. (Diversified Financials)	666,464
2,500	Mitsubishi Heavy Industries Ltd. (Capital Goods)	98,791
1,500	Mitsubishi Kakoki Kaisha Ltd. (Capital Goods)	23,371
1,200	Mitsubishi Shokuhin Co. Ltd. (Food & Staples Retailing)	28,398
30,400	Mitsui & Co. Ltd. (Capital Goods)	885,422
16,600	Mitsui Fudosan Co. Ltd. (Real Estate)	303,398
10,400	MS&AD Insurance Group Holdings, Inc. (Insurance)	332,486

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
16,500	NGK Spark Plug Co. Ltd. (Automobiles & Components)	$302,397
13,700	Nippon Kayaku Co. Ltd. (Materials)	117,974
3,800	Nippon Soda Co. Ltd. (Materials)	124,283
6,100	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	173,963
2,400	Nisshin Oillio Group Ltd. (The) (Food, Beverage & Tobacco)	59,910
4,100	Nissui Corp. (Food, Beverage & Tobacco)	17,076
7,100	Obayashi Corp. (Capital Goods)	53,630
5,200	Oriental Land Co. Ltd. (Consumer Services)	756,726
43,600	ORIX Corp. (Diversified Financials)	697,890
6,100	QB Net Holdings Co. Ltd. (Consumer Services)*	62,185
29,500	Round One Corp. (Consumer Services)	106,769
2,700	Saibu Gas Holdings Co. Ltd. (Utilities)	34,890
1,000	Sankyu, Inc. (Transportation)	36,586
68,200	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	555,723
5,700	SBI Holdings, Inc. (Diversified Financials)	108,601
4,000	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	255,070
6,900	Shikoku Electric Power Co., Inc. (Utilities)	40,005
500	Shin-Etsu Chemical Co. Ltd. (Materials)	61,056
4,900	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	244,477
4,900	Shiseido Co. Ltd. (Household & Personal Products)	240,167
2,700	SoftBank Group Corp. (Telecommunication Services)	114,191
32,100	Sojitz Corp. (Capital Goods)	611,621
2,000	Sompo Holdings, Inc. (Insurance)	88,486
41,100	SUMCO Corp. (Semiconductors & Semiconductor Equipment)	544,517
42,300	Sumitomo Corp. (Capital Goods)	703,157
1,100	Sumitomo Heavy Industries Ltd. (Capital Goods)	21,961
52,600	Sumitomo Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	398,689
1,400	Taisho Pharmaceutical Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	61,581
13,200	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	412,456
8,900	Takuma Co. Ltd. (Capital Goods)	82,947
10,100	Toho Gas Co. Ltd. (Utilities)	192,235

Common Stocks – (continued)
Japan – (continued)
6,800	Tohoku Electric Power Co., Inc. (Utilities)	35,619
15,200	Tokyo Century Corp. (Diversified Financials)	512,350
400	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	117,531
36,400	Tokyo Gas Co. Ltd. (Utilities)	712,705
80,800	Tokyu Fudosan Holdings Corp. (Real Estate)	383,164
3,300	Toyota Motor Corp. (Automobiles & Components)	45,020
1,400	Transcosmos, Inc. (Software & Services)	34,380
10,300	Xebio Holdings Co. Ltd. (Retailing)	71,636
2,500	Yamaichi Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	32,100

		19,137,706

Macau – 0.1%
20,000	Sands China Ltd. (Consumer Services)*	65,605

Netherlands – 5.5%
3,639	ASML Holding NV (Semiconductors & Semiconductor Equipment)	1,984,174
7,381	Heineken NV (Food, Beverage & Tobacco)	695,233
71,878	ING Groep NV (Banks)	875,558
7,769	OCI NV (Materials)	277,761
47,276	Shell PLC (Energy)	1,340,625

		5,173,351

Norway – 2.1%
33,859	Aker Solutions ASA (Energy)	130,407
1,328	DNB Bank ASA (Banks)	26,228
15,816	Elkem ASA (Materials)*(b)	56,927
21,259	Equinor ASA (Energy)	764,055
14,027	Kongsberg Gruppen ASA (Capital Goods)	597,042
62,845	MPC Container Ships ASA (Transportation)	103,653
65,486	Odfjell Drilling Ltd. (Energy)*	177,738
104,579	PGS ASA (Energy)*	76,168

		1,932,218

Singapore – 0.8%
84,200	Oversea-Chinese Banking Corp. Ltd. (Banks)	765,886

South Africa – 0.9%
22,036	Anglo American PLC (Materials)	862,927

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Spain – 2.4%
12,367	Bankinter SA (Banks)	$82,853
20,161	Ence Energia y Celulosa SA (Materials)	60,651
67,062	Iberdrola SA (Utilities)	782,849
22,357	Industria de Diseno Textil SA (Retailing)	593,826
36,266	Merlin Properties Socimi SA REIT (Real Estate)	340,135
17,579	Red Electrica Corp. SA (Utilities)	305,667
34,696	Unicaja Banco SA (Banks)(b)	38,232

		2,204,213

Sweden – 5.1%
6,038	Epiroc AB, Class B (Capital Goods)	97,135
4,732	Evolution AB (Consumer Services)(b)	460,918
39,908	Investor AB, Class B (Diversified Financials)	722,373
52,259	Skandinaviska Enskilda Banken AB, Class A (Banks)	601,651
27,882	SSAB AB, Class B (Materials)	145,239
46,591	Swedbank AB, Class A (Banks)	792,470
24,663	Swedish Orphan Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	510,449
92,864	Telefonaktiebolaget LM Ericsson, Class B (Technology Hardware & Equipment)	544,128
7,193	Trelleborg AB, Class B (Capital Goods)	166,148
39,056	Volvo AB, Class B (Capital Goods)	705,492

		4,746,003

Switzerland – 5.1%
404	Bucher Industries AG (Capital Goods)	168,601
28	Chocoladefabriken Lindt & Spruengli AG (Food, Beverage & Tobacco)	285,321
4	Chocoladefabriken Lindt & Spruengli AG (Food, Beverage & Tobacco)	411,534
8,770	Cie Financiere Richemont SA (Consumer Durables & Apparel)	1,137,118
1,709	DKSH Holding AG (Commercial & Professional Services)	129,599
937	Implenia AG (Capital Goods)*	38,654
13,148	Novartis AG (Pharmaceuticals, Biotechnology & Life Sciences)	1,189,860
535	Schindler Holding AG (Capital Goods)	96,488
5,290	Swatch Group AG (The) – Registered (Consumer Durables & Apparel)	275,064
56,731	UBS Group AG (Diversified Financials)	1,054,415

		4,786,654

United Kingdom – 10.0%
3,120	AstraZeneca PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	211,536
109,003	Aviva PLC (Insurance)	578,222

Common Stocks – (continued)
United Kingdom – (continued)
1,367	BAE Systems PLC (Capital Goods)	14,119
15,198	BP PLC ADR (Energy)	530,866
30,013	British American Tobacco PLC (Food, Beverage & Tobacco)	1,187,259
21,000	CK Hutchison Holdings Ltd. (Capital Goods)	125,808
33,084	Compass Group PLC (Consumer Services)	763,977
907	DCC PLC (Capital Goods)	44,599
29,104	Diageo PLC (Food, Beverage & Tobacco)	1,273,937
14,609	DS Smith PLC (Materials)	56,353
33,369	Imperial Brands PLC (Food, Beverage & Tobacco)	831,260
3,743	Inchcape PLC (Retailing)	36,956
1,579	Intermediate Capital Group PLC (Diversified Financials)	21,801
1,298	Intertek Group PLC (Commercial & Professional Services)	63,151
9,089	M&G PLC (Diversified Financials)	20,553
62,189	NatWest Group PLC (Banks)	198,335
8,859	Next PLC (Retailing)	620,757
45,828	Pearson PLC (Consumer Services)	517,481
4,512	Reckitt Benckiser Group PLC (Household & Personal Products)	312,755
26,756	Smiths Group PLC (Capital Goods)	513,503
37,547	SSE PLC (Utilities)	772,227
61,591	Vodafone Group PLC ADR (Telecommunication Services)	623,301

		9,318,756

United States – 6.6%
34,183	Computershare Ltd. (Software & Services)	602,169
2,762	CSL Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	538,574
30,041	GSK PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	1,055,641
8,394	Nestle SA (Food, Beverage & Tobacco)	969,586
6,324	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	1,987,238
161	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	62,387
122,400	Samsonite International SA (Consumer Durables & Apparel)*(b)	321,387
42,709	Stellantis NV (Automobiles & Components)*	606,911

		6,143,893

TOTAL COMMON STOCKS
(Cost $88,615,453)		$91,155,488

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2022

Shares	Description	Rate	Value

Preferred Stock – 0.5%
Germany – 0.5%
8,714	Porsche Automobil Holding SE (Automobiles & Components)
(Cost $648,860)		4.66%	$475,226

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $89,264,313)			$91,630,714

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.2%(c)
Goldman Sachs Financial Square Government Fund — Institutional Shares
166,392	4.159%	$166,392
(Cost $166,392)

TOTAL INVESTMENTS – 98.4%
(Cost $89,430,705)		$91,797,106

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		1,526,897

NET ASSETS – 100.0%		$93,324,003

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value
Financials	19.5%
Industrials	17.5
Health Care	15.9
Consumer Discretionary	13.7
Consumer Staples	8.6
Information Technology	7.2
Materials	5.9
Utilities	4.1
Energy	3.8
Communication Services	1.9
Real Estate	1.7
Securities Lending Reinvestment Vehicle	0.2

TOTAL INVESTMENTS	100.0%

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — As of December 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
EURO STOXX 50 Index	10	03/17/23	$405,166	$(15,246)
FTSE 100 Index	2	03/17/23	180,520	321
MSCI Singapore Index	1	01/30/23	21,693	50
SPI 200 Index	1	03/16/23	119,013	(2,131)
TOPIX Index	2	03/09/23	288,251	(7,826)

Total Futures Contracts				$(24,832)

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments

December 31, 2022

Shares	Description	Value

Common Stocks – 99.1%
Automobiles & Components – 1.4%
164,947	General Motors Co.	$5,548,817

Banks – 6.5%
269,382	Bank of America Corp.	8,921,932
17,329	First Republic Bank	2,112,232
90,534	JPMorgan Chase & Co.	12,140,609
13,428	M&T Bank Corp.	1,947,866

		25,122,639

Capital Goods – 7.4%
22,521	Caterpillar, Inc.	5,395,131
33,547	Eaton Corp. PLC	5,265,202
60,380	General Electric Co.	5,059,240
9,521	Illinois Tool Works, Inc.	2,097,476
26,583	L3Harris Technologies, Inc.	5,534,846
65,171	Stanley Black & Decker, Inc.	4,895,646

		28,247,541

Commercial & Professional Services – 0.6%
17,413	Waste Connections, Inc.	2,308,267

Consumer Services – 1.2%
17,495	McDonald’s Corp.	4,610,457

Diversified Financials – 7.1%
14,790	Berkshire Hathaway, Inc., Class B*	4,568,631
9,255	BlackRock, Inc.	6,558,371
48,278	Charles Schwab Corp. (The)	4,019,626
91,616	Morgan Stanley	7,789,192
68,596	Nasdaq, Inc.	4,208,365

		27,144,185

Energy – 7.5%
26,071	Chesapeake Energy Corp.	2,460,320
66,576	ConocoPhillips	7,855,968
18,029	EOG Resources, Inc.	2,335,116
111,990	Exxon Mobil Corp.	12,352,497
27,901	Hess Corp.	3,956,920

		28,960,821

Food & Staples Retailing – 2.1%
57,981	Walmart, Inc.	8,221,126

Food, Beverage & Tobacco – 2.9%
26,886	Archer-Daniels-Midland Co.	2,496,365
49,457	Coca-Cola Co. (The)	3,145,960
29,505	General Mills, Inc.	2,473,994
74,416	Kraft Heinz Co. (The)	3,029,476

		11,145,795

Health Care Equipment & Services – 9.1%
126,836	Boston Scientific Corp.*	5,868,702
44,970	Centene Corp.*	3,687,990
8,839	Cooper Cos., Inc. (The)	2,922,792
82,902	CVS Health Corp.	7,725,638
26,302	Edwards Lifesciences Corp.*	1,962,392
4,564	Humana, Inc.	2,337,635
49,246	Medtronic PLC	3,827,399

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
51,180	Zimmer Biomet Holdings, Inc.	6,525,450

		34,857,998

Household & Personal Products – 1.8%
57,907	Colgate-Palmolive Co.	4,562,493
15,502	Procter & Gamble Co. (The)	2,349,483

		6,911,976

Insurance – 4.3%
20,755	Chubb Ltd.	4,578,553
33,586	Globe Life, Inc.	4,048,792
68,384	MetLife, Inc.	4,948,950
22,197	Progressive Corp. (The)	2,879,173

		16,455,468

Materials – 6.1%
31,323	Ashland, Inc.	3,368,162
59,200	Ball Corp.	3,027,488
145,452	Freeport-McMoRan, Inc.	5,527,176
19,909	Linde PLC (United Kingdom)	6,493,918
14,252	Martin Marietta Materials, Inc.	4,816,748

		23,233,492

Media & Entertainment – 4.2%
25,339	Alphabet, Inc., Class A*	2,235,660
22,077	Electronic Arts, Inc.	2,697,368
32,309	Meta Platforms, Inc., Class A*	3,888,065
112,213	New York Times Co. (The), Class A	3,642,434
24,533	Omnicom Group, Inc.	2,001,157
191,066	Snap, Inc., Class A*	1,710,040

		16,174,724

Pharmaceuticals, Biotechnology & Life Sciences – 8.7%
3,983	Argenx SE ADR (Netherlands)*	1,508,880
28,270	AstraZeneca PLC ADR (United Kingdom)	1,916,706
118,039	Bristol-Myers Squibb Co.	8,492,906
74,377	Gilead Sciences, Inc.	6,385,265
75,223	Johnson & Johnson	13,288,143
15,357	Neurocrine Biosciences, Inc.*	1,834,240

		33,426,140

Real Estate – 3.0%
20,340	Alexandria Real Estate Equities, Inc. REIT	2,962,928
15,695	American Tower Corp. REIT	3,325,143
18,699	AvalonBay Communities, Inc. REIT	3,020,262
31,223	Boston Properties, Inc. REIT	2,110,050

		11,418,383

Retailing – 4.2%
17,283	Amazon.com, Inc.*	1,451,772
82,993	Foot Locker, Inc.	3,136,306
59,829	Ross Stores, Inc.	6,944,352
31,552	Target Corp.	4,702,510

		16,234,940

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments (continued)

December 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 2.2%
11,648	KLA Corp.	$4,391,646
62,112	ON Semiconductor Corp.*	3,873,925

		8,265,571

Software & Services – 6.0%
8,764	Adobe, Inc.*	2,949,349
57,289	Fidelity National Information Services, Inc.	3,887,059
25,007	International Business Machines Corp.	3,523,236
72,015	PayPal Holdings, Inc.*	5,128,908
43,791	Salesforce, Inc.*	5,806,249
15,944	Zscaler, Inc.*	1,784,133

		23,078,934

Technology Hardware & Equipment – 2.1%
120,171	Cisco Systems, Inc.	5,724,946
13,651	Keysight Technologies, Inc.*	2,335,277

		8,060,223

Telecommunication Services – 1.8%
373,449	AT&T, Inc.	6,875,196

Transportation – 3.0%
23,336	Norfolk Southern Corp.	5,750,457
10,959	Old Dominion Freight Line, Inc.	3,109,945
69,294	United Airlines Holdings, Inc.*	2,612,384

		11,472,786

Utilities – 5.9%
60,958	Ameren Corp.	5,420,385
31,378	Atmos Energy Corp.	3,516,533
34,991	CMS Energy Corp.	2,215,980
86,141	NextEra Energy, Inc.	7,201,388
58,984	Xcel Energy, Inc.	4,135,368

		22,489,654

TOTAL COMMON STOCKS
(Cost $336,321,975)		$380,265,133

Shares	Dividend Rate	Value

Investment Company – 0.1%(a)
Goldman Sachs Financial Square Government Fund — Institutional Shares
394,821	4.159%	$394,821
(Cost $394,821)

TOTAL INVESTMENTS – 99.2%
(Cost $336,716,796)		$380,659,954

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		2,875,682

NET ASSETS – 100.0%		$383,535,636

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP GROWTH FUND

Schedule of Investments

December 31, 2022

Shares	Description	Value

Common Stocks – 94.7%
Automobiles & Components – 1.8%
9,955	Aptiv PLC*	$927,109

Banks – 1.3%
5,484	First Republic Bank	668,445

Capital Goods – 13.5%
6,138	AMETEK, Inc.	857,601
5,264	Chart Industries, Inc.*	606,571
3,971	Cummins, Inc.	962,134
7,724	Fortive Corp.	496,267
7,393	ITT, Inc.	599,572
5,986	Rockwell Automation, Inc.	1,541,814
5,718	Trane Technologies PLC	961,139
5,663	Woodward, Inc.	547,102
4,776	Xylem, Inc.	528,082

		7,100,282

Commercial & Professional Services – 1.4%
9,724	CoStar Group, Inc.*	751,471

Consumer Durables & Apparel – 2.4%
3,985	Lululemon Athletica, Inc.*	1,276,714

Consumer Services – 3.0%
2,089	Domino’s Pizza, Inc.	723,630
9,877	Expedia Group, Inc.*	865,225

		1,588,855

Diversified Financials – 2.1%
2,792	Discover Financial Services	273,141
1,249	MSCI, Inc.	580,997
3,779	Tradeweb Markets, Inc., Class A	245,371

		1,099,509

Energy – 4.5%
5,948	Cheniere Energy, Inc.	891,962
7,107	Devon Energy Corp.	437,152
4,256	Hess Corp.	603,586
5,837	Targa Resources Corp.	429,019

		2,361,719

Food, Beverage & Tobacco – 3.2%
9,848	McCormick & Co., Inc.	816,301
55,070	Utz Brands, Inc.	873,410

		1,689,711

Health Care Equipment & Services – 11.8%
1,025	Align Technology, Inc.*	216,173
6,364	AmerisourceBergen Corp.	1,054,578
836	Cooper Cos., Inc. (The)	276,440
13,325	Dexcom, Inc.*	1,508,923
4,424	Insulet Corp.*	1,302,381
6,415	Veeva Systems, Inc., Class A*	1,035,253
6,382	Zimmer Biomet Holdings, Inc.	813,705

		6,207,453

Materials – 7.7%
5,647	Ashland, Inc.	607,222

Common Stocks – (continued)
Materials – (continued)
1,499	Avery Dennison Corp.	271,319
18,246	Ball Corp.	933,100
14,050	Freeport-McMoRan, Inc.	533,900
2,487	Martin Marietta Materials, Inc.	840,531
6,675	PPG Industries, Inc.	839,315

		4,025,387

Media & Entertainment – 3.1%
8,785	Live Nation Entertainment, Inc.*	612,666
27,257	Snap, Inc., Class A*	243,950
10,892	Trade Desk, Inc. (The), Class A*	488,289
27,750	Warner Bros Discovery, Inc.*	263,070

		1,607,975

Pharmaceuticals, Biotechnology & Life Sciences – 11.3%
2,843	Alnylam Pharmaceuticals, Inc.*	675,639
678	Argenx SE ADR (Netherlands)*	256,847
3,998	BioMarin Pharmaceutical, Inc.*	413,753
12,774	Catalent, Inc.*	574,958
831	Mettler-Toledo International, Inc.*	1,201,169
6,362	Neurocrine Biosciences, Inc.*	759,877
4,470	Sarepta Therapeutics, Inc.*	579,223
5,052	Seagen, Inc.*	649,232
3,389	West Pharmaceutical Services, Inc.	797,601

		5,908,299

Real Estate – 1.2%
4,748	Ryman Hospitality Properties, Inc. REIT	388,291
795	SBA Communications Corp. REIT	222,847

		611,138

Retailing – 5.7%
5,624	Burlington Stores, Inc.*	1,140,322
6,882	Etsy, Inc.*	824,326
1,337	RH*	357,233
1,396	Ulta Beauty, Inc.*	654,822

		2,976,703

Semiconductors & Semiconductor Equipment – 4.3%
3,111	Enphase Energy, Inc.*	824,291
7,121	Entegris, Inc.	467,066
4,868	MKS Instruments, Inc.	412,466
8,974	ON Semiconductor Corp.*	559,708

		2,263,531

Software & Services – 10.3%
4,170	Bill.com Holdings, Inc.*	454,363
8,773	Cadence Design Systems, Inc.*	1,409,295
5,524	Datadog, Inc., Class A*	406,014
16,732	Dynatrace, Inc.*	640,836
2,033	HubSpot, Inc.*	587,801
2,268	Jack Henry & Associates, Inc.	398,170
1,370	Palo Alto Networks, Inc.*	191,170
2,170	Paycom Software, Inc.*	673,373
5,726	Zscaler, Inc.*	640,739

		5,401,761

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP GROWTH FUND

Schedule of Investments (continued)

December 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Technology Hardware & Equipment – 4.0%
10,818	Amphenol Corp., Class A	$823,683
7,446	Keysight Technologies, Inc.*	1,273,787

		2,097,470

Transportation – 2.1%
2,628	Old Dominion Freight Line, Inc.	745,774
1,608	Saia, Inc.*	337,165

		1,082,939

TOTAL COMMON STOCKS
(Cost $44,383,098)		$49,646,471

Shares	Dividend Rate	Value

Investment Company – 5.5%(a)
Goldman Sachs Financial Square Government Fund — Institutional Shares
2,865,404	4.159%	$2,865,404
(Cost $2,865,404)

TOTAL INVESTMENTS – 100.2%
(Cost $47,248,502)		$52,511,875

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(94,080)

NET ASSETS – 100.0%		$52,417,795

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments

December 31, 2022

Shares	Description	Value

Common Stocks – 99.9%
Automobiles & Components – 0.4%
18,564	Aptiv PLC*	$1,728,865

Banks – 4.5%
52,006	Citizens Financial Group, Inc.	2,047,476
79,922	East West Bancorp, Inc.	5,266,860
28,097	First Republic Bank	3,424,744
31,533	M&T Bank Corp.	4,574,177
39,603	Pinnacle Financial Partners, Inc.	2,906,860

		18,220,117

Capital Goods – 14.7%
30,522	Allegion PLC	3,212,746
37,312	AMETEK, Inc.	5,213,233
22,018	Chart Industries, Inc.*	2,537,134
33,421	Cummins, Inc.	8,097,574
40,298	Fastenal Co.	1,906,901
78,710	Fortive Corp.	5,057,118
82,357	ITT, Inc.	6,679,153
20,275	L3Harris Technologies, Inc.	4,221,458
21,718	Rockwell Automation, Inc.	5,593,905
60,395	Stanley Black & Decker, Inc.	4,536,873
22,381	Trane Technologies PLC	3,762,022
4,516	TransDigm Group, Inc.	2,843,499
55,940	Woodward, Inc.	5,404,363

		59,065,979

Consumer Durables & Apparel – 2.6%
50,566	Capri Holdings Ltd.*	2,898,443
5,556	Deckers Outdoor Corp.*	2,217,733
59,040	Lennar Corp., Class A	5,343,120

		10,459,296

Consumer Services – 2.0%
7,527	Domino’s Pizza, Inc.	2,607,353
27,684	Expedia Group, Inc.*	2,425,118
22,594	Yum! Brands, Inc.	2,893,840

		7,926,311

Diversified Financials – 4.2%
34,451	Apollo Global Management, Inc.	2,197,629
90,808	Carlyle Group, Inc. (The)	2,709,711
5,121	MSCI, Inc.	2,382,136
84,892	Nasdaq, Inc.	5,208,124
41,650	Raymond James Financial, Inc.	4,450,302

		16,947,902

Energy – 3.9%
17,475	Cheniere Energy, Inc.	2,620,551
45,574	Chesapeake Energy Corp.	4,300,818
74,066	Devon Energy Corp.	4,555,800
155,261	Marathon Oil Corp.	4,202,915

		15,680,084

Food & Staples Retailing – 1.9%
115,627	Grocery Outlet Holding Corp.*	3,375,152
69,144	Performance Food Group Co.*	4,037,318

		7,412,470

Common Stocks – (continued)
Food, Beverage & Tobacco – 3.1%
68,182	Coca-Cola Europacific Partners PLC (United Kingdom)	3,771,828
74,700	McCormick & Co., Inc.	6,191,883
153,717	Utz Brands, Inc.	2,437,952

		12,401,663

Health Care Equipment & Services – 6.0%
28,155	AmerisourceBergen Corp.	4,665,565
24,311	Centene Corp.*	1,993,745
19,306	Cooper Cos., Inc. (The)	6,383,915
16,713	Quest Diagnostics, Inc.	2,614,582
65,982	Zimmer Biomet Holdings, Inc.	8,412,705

		24,070,512

Insurance – 7.5%
35,761	Allstate Corp. (The)	4,849,192
16,991	American Financial Group, Inc.	2,332,524
77,866	Arch Capital Group Ltd.*	4,888,427
23,400	Arthur J Gallagher & Co.	4,411,836
37,526	Globe Life, Inc.	4,523,759
1,250	Markel Corp.*	1,646,863
66,502	Principal Financial Group, Inc.	5,580,848
40,522	Unum Group	1,662,618

		29,896,067

Materials – 10.2%
53,306	Ashland, Inc.	5,731,994
76,512	ATI, Inc.*	2,284,648
134,139	Ball Corp.	6,859,868
64,461	Corteva, Inc.	3,789,018
77,995	Freeport-McMoRan, Inc.	2,963,810
24,066	Martin Marietta Materials, Inc.	8,133,586
26,151	PPG Industries, Inc.	3,288,227
78,897	Steel Dynamics, Inc.	7,708,237

		40,759,388

Media & Entertainment – 1.8%
33,779	Electronic Arts, Inc.	4,127,118
43,891	Live Nation Entertainment, Inc.*	3,060,959

		7,188,077

Pharmaceuticals, Biotechnology & Life Sciences – 2.9%
3,340	Argenx SE ADR (Netherlands)*	1,265,292
9,011	Biogen, Inc.*	2,495,326
24,616	BioMarin Pharmaceutical, Inc.*	2,547,510
49,744	Catalent, Inc.*	2,238,978
13,458	West Pharmaceutical Services, Inc.	3,167,340

		11,714,446

Real Estate – 9.6%
53,740	Alexandria Real Estate Equities, Inc. REIT	7,828,306
90,133	Americold Realty Trust, Inc. REIT	2,551,665
32,581	AvalonBay Communities, Inc. REIT	5,262,483
19,579	EastGroup Properties, Inc. REIT	2,898,867

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments (continued)

December 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Real Estate – (continued)
44,559	Equity LifeStyle Properties, Inc. REIT	$2,878,512
13,458	Essex Property Trust, Inc. REIT	2,852,019
18,309	Extra Space Storage, Inc. REIT	2,694,719
80,110	Invitation Homes, Inc. REIT	2,374,460
45,570	Regency Centers Corp. REIT	2,848,125
71,339	Ventas, Inc. REIT	3,213,822
89,278	VICI Properties, Inc. REIT	2,892,607

		38,295,585

Retailing – 3.9%
26,941	Burlington Stores, Inc.*	5,462,557
25,719	Etsy, Inc.*	3,080,622
60,246	Foot Locker, Inc.	2,276,696
65,522	National Vision Holdings, Inc.*	2,539,633
8,581	RH*	2,292,757

		15,652,265

Semiconductors & Semiconductor Equipment – 1.5%
36,589	MKS Instruments, Inc.	3,100,186
43,888	ON Semiconductor Corp.*	2,737,295

		5,837,481

Software & Services – 2.6%
17,458	Bill.com Holdings, Inc.*	1,902,224
66,522	Dynatrace, Inc.*	2,547,793
31,064	Global Payments, Inc.	3,085,276
17,458	Jack Henry & Associates, Inc.	3,064,926

		10,600,219

Technology Hardware & Equipment – 5.1%
73,598	Juniper Networks, Inc.	2,352,192
19,426	Keysight Technologies, Inc.*	3,323,206
34,893	Motorola Solutions, Inc.	8,992,275
548,714	Viavi Solutions, Inc.*	5,766,984

		20,434,657

Transportation – 2.1%
16,067	Old Dominion Freight Line, Inc.	4,559,493
9,150	Saia, Inc.*	1,918,572
49,743	United Airlines Holdings, Inc.*	1,875,311

		8,353,376

Utilities – 9.4%
223,400	AES Corp. (The)	6,424,984
86,712	Ameren Corp.	7,710,431
18,193	American Water Works Co., Inc.	2,772,977
105,107	CMS Energy Corp.	6,656,426
26,396	NextEra Energy Partners LP	1,850,096
61,362	WEC Energy Group, Inc.	5,753,301
92,966	Xcel Energy, Inc.	6,517,846

		37,686,061

TOTAL COMMON STOCKS
(Cost $348,777,866)		$400,330,821

Shares	Dividend Rate	Value

Investment Company – 0.6%(a)
Goldman Sachs Financial Square Government Fund — Institutional Shares
2,407,505	4.159%	$2,407,505
(Cost $2,407,505)

TOTAL INVESTMENTS – 100.5%
(Cost $351,185,371)		$402,738,326

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(1,837,884)

NET ASSETS – 100.0%		$400,900,442

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

December 31, 2022

Shares	Description	Value

Common Stocks – 97.9%
Automobiles & Components – 0.8%
15,624	Adient PLC*	$541,997
2,154	American Axle & Manufacturing Holdings, Inc.*	16,844
8,717	Holley, Inc.*	18,480
2,193	LCI Industries	202,743
2,727	Luminar Technologies, Inc.*(a)	13,499
2,899	Modine Manufacturing Co.*	57,574

		851,137

Banks – 9.1%
2,753	Amalgamated Financial Corp.	63,429
14,593	Ameris Bancorp	687,914
8,803	Associated Banc-Corp.	203,261
12,248	Axos Financial, Inc.*	468,119
1,555	BancFirst Corp.	137,120
3,572	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	106,481
6,116	Business First Bancshares, Inc.	135,408
4,576	Byline Bancorp, Inc.	105,111
8,321	Cadence Bank	205,196
6,726	Capital Bancorp, Inc.	158,330
42,999	Capitol Federal Financial, Inc.	371,941
2,291	Carter Bankshares, Inc.*	38,008
19,396	Central Pacific Financial Corp.	393,351
2,567	Community Bank System, Inc.	161,593
1,063	CrossFirst Bankshares, Inc.*	13,192
38,693	First BanCorp. (Puerto Rico)	492,175
6,489	First Bancorp, Inc. (The)	194,281
10,637	First Financial Bankshares, Inc.	365,913
390	Great Southern Bancorp, Inc.	23,201
8,614	Guaranty Bancshares, Inc.	298,389
15,173	Hancock Whitney Corp.	734,221
19,820	Hanmi Financial Corp.	490,545
3,125	Home Bancorp, Inc.	125,094
2,425	HomeTrust Bancshares, Inc.	58,612
37,011	Hope Bancorp, Inc.	474,111
1,462	Independent Bank Corp.	34,971
14,562	International Bancshares Corp.	666,357
24,649	Luther Burbank Corp.	273,850
12,927	Macatawa Bank Corp.	142,585
13,190	Merchants Bancorp	320,781
8,604	Metrocity Bankshares, Inc.	186,105
2,991	Northeast Bank	125,921
562	Origin Bancorp, Inc.	20,625
9,077	PCB Bancorp	160,572
501	Peoples Financial Services Corp.	25,972
4,441	Provident Bancorp, Inc.	32,331
2,199	Renasant Corp.	82,660
652	Silvergate Capital Corp., Class A*	11,345
3,783	Southern First Bancshares, Inc.*	173,072
4,470	SouthState Corp.	341,329
16,717	TrustCo Bank Corp.	628,392
216	UMB Financial Corp.	18,040
1,410	United Community Banks, Inc.	47,658

Common Stocks – (continued)
Banks – (continued)
1,299	USCB Financial Holdings, Inc.*	15,848
5,799	Veritex Holdings, Inc.	162,836

		9,976,246

Capital Goods – 10.6%
194	Applied Industrial Technologies, Inc.	24,450
3,692	Arcosa, Inc.	200,623
11,210	Array Technologies, Inc.*	216,689
7,815	Atkore, Inc.*	886,377
2,290	Chart Industries, Inc.*	263,877
1,982	CIRCOR International, Inc.*	47,489
5,757	Columbus McKinnon Corp.	186,930
3,083	Comfort Systems USA, Inc.	354,792
1,914	Douglas Dynamics, Inc.	69,210
3,293	Dycom Industries, Inc.*	308,225
5,841	Encore Wire Corp.	803,488
4,383	Enerpac Tool Group Corp.	111,547
6,010	Evoqua Water Technologies Corp.*	237,996
11,037	Fluor Corp.*	382,542
4,160	Franklin Electric Co., Inc.	331,760
13,221	FTC Solar, Inc.*	35,432
28,028	GrafTech International Ltd.	133,413
16,277	H&E Equipment Services, Inc.	738,976
862	Herc Holdings, Inc.	113,413
724	Hudson Technologies, Inc.*	7,327
10,103	Kennametal, Inc.	243,078
14,898	Kratos Defense & Security Solutions, Inc.*	153,747
1,312	Manitowoc Co., Inc. (The)*	12,018
8,859	Miller Industries, Inc.	236,181
1,602	Moog, Inc., Class A	140,592
32,714	MRC Global, Inc.*	378,828
13,613	Mueller Industries, Inc.	803,167
4,190	National Presto Industries, Inc.	286,847
2,854	Northwest Pipe Co.*	96,180
42,280	NOW, Inc.*	536,956
10,988	Parsons Corp.*	508,195
10,660	Powell Industries, Inc.	375,019
17,351	Primoris Services Corp.	380,681
6,112	Shoals Technologies Group, Inc., Class A*	150,783
11,439	Stem, Inc.*	102,265
1,569	SunPower Corp.*	28,289
2,337	Thermon Group Holdings, Inc.*	46,927
8,805	Titan International, Inc.*	134,893
6,430	Titan Machinery, Inc.*	255,464
6,497	TPI Composites, Inc.*	65,880
31,953	Triumph Group, Inc.*	336,146
5,885	Tutor Perini Corp.*	44,432
267	V2X, Inc.*	11,024
221	Veritiv Corp.	26,898
23,139	Wabash National Corp.	522,941
10,482	Zurn Elkay Water Solutions Corp.	221,694

		11,553,681

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Commercial & Professional Services – 1.9%
875	Aris Water Solution, Inc., Class A	$12,609
2,121	Brady Corp., Class A	99,899
11,591	BrightView Holdings, Inc.*	79,862
5,845	CBIZ, Inc.*	273,838
14,498	Ennis, Inc.	321,276
8,079	Exponent, Inc.	800,548
1,982	First Advantage Corp.*	25,766
347	Forrester Research, Inc.*	12,409
4,998	Franklin Covey Co.*	233,756
3,199	Heritage-Crystal Clean, Inc.*	103,904
4,505	Red Violet, Inc.*(a)	103,705

		2,067,572

Consumer Durables & Apparel – 3.1%
891	Cavco Industries, Inc.*	201,589
3,263	Crocs, Inc.*	353,807
17,053	Dream Finders Homes, Inc., Class A*(a)	147,679
14,396	Fossil Group, Inc.*	62,047
6,972	Installed Building Products, Inc.	596,803
250	iRobot Corp.*	12,033
5,514	Landsea Homes Corp.*	28,728
4,138	LGI Homes, Inc.*	383,179
10,456	M/I Homes, Inc.*	482,858
8,571	Malibu Boats, Inc., Class A*	456,834
4,059	MasterCraft Boat Holdings, Inc.*	105,006
2,903	Meritage Homes Corp.*	267,657
747	Movado Group, Inc.	24,091
407	Oxford Industries, Inc.	37,924
5,134	Skyline Champion Corp.*	264,452

		3,424,687

Consumer Services – 3.5%
1,202	Biglari Holdings, Inc., Class B*	166,838
8,044	Chuy’s Holdings, Inc.*	227,645
12,213	Dave & Buster’s Entertainment, Inc.*	432,829
13,882	Denny’s Corp.*	127,853
2,876	Duolingo, Inc.*	204,570
11,778	Everi Holdings, Inc.*	169,014
15,112	First Watch Restaurant Group, Inc.*	204,465
52	Graham Holdings Co., Class B	31,419
11,144	Hilton Grand Vacations, Inc.*	429,490
8,987	International Game Technology PLC	203,825
390	Kura Sushi USA, Inc., Class A*	18,595
26,862	Laureate Education, Inc.	258,412
1,414	Perdoceo Education Corp.*	19,655
8,828	Portillo’s, Inc., Class A*	144,073
12,907	Red Rock Resorts, Inc., Class A	516,409
669	Shake Shack, Inc., Class A*	27,783
11,024	Stride, Inc.*	344,831
6,143	Target Hospitality Corp.*	93,005
2,164	Texas Roadhouse, Inc.	196,816

		3,817,527

Common Stocks – (continued)
Diversified Financials – 3.8%
974	Alerus Financial Corp.	22,743
11,678	A-Mark Precious Metals, Inc.	405,577
21,442	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	347,360
15,517	BrightSpire Capital, Inc. REIT	96,671
50,929	Chimera Investment Corp. REIT	280,110
31,818	EZCORP, Inc., Class A*	259,317
8,711	FirstCash Holdings, Inc.	757,073
6,232	Focus Financial Partners, Inc., Class A*	232,267
1,102	Hamilton Lane, Inc., Class A	70,396
2,117	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	61,351
1,845	LendingClub Corp.*	16,236
1,292	LendingTree, Inc.*	27,558
2,702	MFA Financial, Inc. REIT	26,615
251	Nelnet, Inc., Class A	22,778
12,090	Nexpoint Real Estate Finance, Inc. REIT	192,110
4,628	Oppenheimer Holdings, Inc., Class A	195,903
9,762	PennyMac Mortgage Investment Trust REIT	120,951
4,528	PJT Partners, Inc., Class A	333,668
5,338	Regional Management Corp.	149,891
14,043	TPG RE Finance Trust, Inc. REIT	95,352
17,535	Victory Capital Holdings, Inc., Class A	470,464

		4,184,391

Energy – 7.7%
18,597	Ardmore Shipping Corp. (Ireland)*	267,983
2,602	Cactus, Inc., Class A	130,777
2,138	Chord Energy Corp.	292,500
12,329	Civitas Resources, Inc.	714,219
12,432	Comstock Resources, Inc.	170,443
1,324	CONSOL Energy, Inc.	86,060
4,186	Dril-Quip, Inc.*	113,734
22,458	Equitrans Midstream Corp.	150,469
6,436	Frontline PLC (Norway) *(a)	78,133
28,942	Golar LNG Ltd. (Cameroon)*	659,588
2,216	Helix Energy Solutions Group, Inc.*	16,354
5,390	International Seaways, Inc.	199,538
27,723	Kosmos Energy Ltd. (Ghana)*	176,318
3,754	Laredo Petroleum, Inc.*	193,031
17,831	Liberty Energy, Inc.	285,474
34,589	Magnolia Oil & Gas Corp., Class A	811,112
5,124	Matador Resources Co.(c)	293,298
3,999	Murphy Oil Corp.	171,997
1,440	Nabors Industries Ltd.*	223,013
27,101	NexTier Oilfield Solutions, Inc.*	250,413
15,774	Nordic American Tankers Ltd.	48,268
3,871	Oceaneering International, Inc.*	67,704
24,081	Oil States International, Inc.*	179,644
1,756	Patterson-UTI Energy, Inc.	29,571

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)
4,273	PBF Energy, Inc., Class A	$174,253
2,408	Peabody Energy Corp.*	63,619
37,294	RPC, Inc.	331,544
14,068	Scorpio Tankers, Inc. (Monaco)	756,436
1,784	Select Energy Services, Inc., Class A	16,484
47,349	SFL Corp. Ltd. (Norway)	436,558
13,097	SM Energy Co.	456,168
8,905	Talos Energy, Inc.*	168,126
4,225	Teekay Corp. (Bermuda)*	19,181
8,739	Teekay Tankers Ltd., Class A (Canada)*	269,249
9,382	TETRA Technologies, Inc.*	32,462
1,012	US Silica Holdings, Inc.*	12,650
22,910	W&T Offshore, Inc.*	127,838

		8,474,209

Food & Staples Retailing – 0.4%
9,501	Chefs’ Warehouse, Inc. (The)*	316,193
592	Ingles Markets, Inc., Class A	57,104
4,556	Natural Grocers by Vitamin Cottage, Inc.	41,642

		414,939

Food, Beverage & Tobacco – 2.2%
635	B&G Foods, Inc.	7,080
5,721	Cal-Maine Foods, Inc.	311,508
943	Celsius Holdings, Inc.*	98,110
865	Coca-Cola Consolidated, Inc.	443,191
2,129	Fresh Del Monte Produce, Inc.	55,758
5,825	Hostess Brands, Inc.*	130,713
7,296	John B Sanfilippo & Son, Inc.	593,311
47,488	Primo Water Corp.	737,964
2,098	Turning Point Brands, Inc.	45,380

		2,423,015

Health Care Equipment & Services – 7.8%
3,979	AdaptHealth Corp.*	76,476
569	Addus HomeCare Corp.*	56,610
18,629	AirSculpt Technologies, Inc.(a)	68,927
5,542	AMN Healthcare Services, Inc.*	569,829
6,561	AngioDynamics, Inc.*	90,345
4,245	Artivion, Inc.*	51,449
4,747	AtriCure, Inc.*	210,672
11,137	Avanos Medical, Inc.*	301,367
8,565	Axonics, Inc.*	535,570
10,244	Brookdale Senior Living, Inc.*	27,966
30,375	Cano Health, Inc.*	41,614
2,758	Cardiovascular Systems, Inc.*	37,564
4,668	Castle Biosciences, Inc.*	109,885
17,045	Cerus Corp.*	62,214
52,362	Community Health Systems, Inc.*	226,204
519	CorVel Corp.*	75,426
3,641	Cross Country Healthcare, Inc.*	96,741
1,113	Ensign Group, Inc. (The)	105,301
10,164	Figs, Inc., Class A*	68,404

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
411	Glaukos Corp.*	17,953
24,558	Health Catalyst, Inc.*	261,052
791	HealthEquity, Inc.*	48,757
7,017	HealthStream, Inc.*	174,302
21,269	Hims & Hers Health, Inc.*	136,334
6,242	Inari Medical, Inc.*	396,742
3,147	Inspire Medical Systems, Inc.*	792,666
3,942	iRadimed Corp.	111,519
2,620	Joint Corp. (The)*	36,628
2,619	LeMaitre Vascular, Inc.	120,526
7,582	LivaNova PLC*	421,104
2,435	National HealthCare Corp.	144,883
6,290	Nevro Corp.*	249,084
4,288	NuVasive, Inc.*	176,837
29,769	OPKO Health, Inc.*	37,211
12,501	Option Care Health, Inc.*	376,155
4,386	Owens & Minor, Inc.*	85,659
2,535	Pennant Group, Inc. (The)*	27,834
20,415	PetIQ, Inc.*	188,226
3,208	Phreesia, Inc.*	103,811
401	Progyny, Inc.*	12,491
331	RadNet, Inc.*	6,233
7,635	Select Medical Holdings Corp.	189,577
2,999	Shockwave Medical, Inc.*	616,624
5,478	Surgery Partners, Inc.*	152,617
5,532	Surmodics, Inc.*	188,752
2,165	Tactile Systems Technology, Inc.*	24,854
1,397	TransMedics Group, Inc.*	86,223
3,384	Utah Medical Products, Inc.	340,194
7,018	Varex Imaging Corp.*	142,465
19,571	ViewRay, Inc.*	87,678

		8,567,555

Household & Personal Products – 0.1%
11,490	Beauty Health Co. (The)*	104,559
3,474	Herbalife Nutrition Ltd.*	51,693

		156,252

Insurance – 4.6%
19,214	American Equity Investment Life Holding Co.	876,543
11,577	AMERISAFE, Inc.	601,657
1,334	BRP Group, Inc., Class A*	33,537
35,479	CNO Financial Group, Inc.	810,695
29,733	Crawford & Co., Class A	165,315
16,663	Employers Holdings, Inc.	718,675
8,511	Genworth Financial, Inc., Class A*	45,023
15,880	Goosehead Insurance, Inc., Class A*	545,319
887	Investors Title Co.	130,877
278	Kinsale Capital Group, Inc.	72,703
7,099	Palomar Holdings, Inc.*	320,591
9,156	ProAssurance Corp.	159,955
12,313	Stewart Information Services Corp.	526,134
1,254	Universal Insurance Holdings, Inc.	13,280

		5,020,304

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Materials – 4.0%
2,208	Alpha Metallurgical Resources, Inc.	$323,229
9,411	Aspen Aerogels, Inc.*	110,956
988	ATI, Inc.*	29,502
79,754	Coeur Mining, Inc.*	267,974
11,905	Constellium SE*	140,836
42,880	Diversey Holdings Ltd.*	182,669
4,951	Innospec, Inc.	509,260
9,241	LSB Industries, Inc.*	122,905
11,425	Minerals Technologies, Inc.	693,726
2,313	Piedmont Lithium, Inc.*	101,818
26,715	Summit Materials, Inc., Class A*	758,439
2,065	Sylvamo Corp.	100,338
13,423	TimkenSteel Corp.*	243,896
7,003	Tronox Holdings PLC	96,011
857	United States Lime & Minerals, Inc.	120,631
16,908	Warrior Met Coal, Inc.	585,693

		4,387,883

Media & Entertainment – 2.2%
7,105	Bumble, Inc., Class A*	149,560
1,494	Cardlytics, Inc.*	8,636
29,161	Clear Channel Outdoor Holdings, Inc.*	30,619
130	Daily Journal Corp.*	32,567
7,491	DHI Group, Inc.*	39,628
23,090	EW Scripps Co. (The), Class A*	304,557
15,579	Gray Television, Inc.	174,329
2,040	Integral Ad Science Holding Corp.*	17,932
3,470	Magnite, Inc.*	36,747
9,357	Scholastic Corp.	369,227
3,610	Shutterstock, Inc.	190,319
5,526	Sinclair Broadcast Group, Inc., Class A	85,708
7,505	TechTarget, Inc.*	330,670
12,065	Thryv Holdings, Inc.*	229,235
48,798	Vimeo, Inc.*	167,377
13,748	ZipRecruiter, Inc., Class A*	225,742

		2,392,853

Pharmaceuticals, Biotechnology & Life Sciences – 9.2%
7,933	2seventy bio, Inc.*	74,332
12,451	ACADIA Pharmaceuticals, Inc.*	198,220
4,438	Aclaris Therapeutics, Inc.*	69,898
25,105	Adaptive Biotechnologies Corp.*	191,802
13,320	Alector, Inc.*	122,943
32,422	Alkermes PLC*	847,187
3,920	ALX Oncology Holdings, Inc.*	44,178
39,257	Amicus Therapeutics, Inc.*	479,328
4,207	Amphastar Pharmaceuticals, Inc.*	117,880
7,257	Anavex Life Sciences Corp.*(a)	67,200
4,966	Apellis Pharmaceuticals, Inc.*	256,792
2,887	Arcus Biosciences, Inc.*	59,703
4,070	Arrowhead Pharmaceuticals, Inc.*	165,079
6,214	Arvinas, Inc.*	212,581

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
5,177	Athira Pharma, Inc.*	16,411
6,695	Aurinia Pharmaceuticals, Inc. (Canada)*	28,922
252	Axsome Therapeutics, Inc.*	19,437
12,616	BioCryst Pharmaceuticals, Inc.*	144,832
5,212	Bridgebio Pharma, Inc.*	39,715
1,679	Cassava Sciences, Inc.*(a)	49,598
8,206	Catalyst Pharmaceuticals, Inc.*	152,632
1,025	Celldex Therapeutics, Inc.*	45,684
25,244	Codexis, Inc.*	117,637
5,270	CTI BioPharma Corp.*	31,673
3,117	Deciphera Pharmaceuticals, Inc.*	51,088
11,354	Denali Therapeutics, Inc.*	315,755
2,505	Design Therapeutics, Inc.*(a)	25,701
3,399	DICE Therapeutics, Inc.*	106,049
3,249	Eagle Pharmaceuticals, Inc.*	94,968
3,908	Edgewise Therapeutics, Inc.*	34,937
3,660	Enanta Pharmaceuticals, Inc.*	170,263
6,717	Erasca, Inc.*	28,950
7,855	Esperion Therapeutics, Inc.*	48,937
7,145	Fate Therapeutics, Inc.*	72,093
16,126	Generation Bio Co.*	63,375
19,933	Gossamer Bio, Inc.*(a)	43,255
5,188	Harmony Biosciences Holdings, Inc.*	285,859
3,817	Heron Therapeutics, Inc.*(a)	9,542
5,262	IGM Biosciences, Inc.*	89,507
18,109	ImmunoGen, Inc.*	89,821
312	Inhibrx, Inc.*	7,688
10,151	Insmed, Inc.*	202,817
6,376	Intercept Pharmaceuticals, Inc.*	78,871
38,525	Iovance Biotherapeutics, Inc.*	246,175
3,224	iTeos Therapeutics, Inc.*	62,965
751	IVERIC bio, Inc.*	16,079
14,134	KalVista Pharmaceuticals, Inc.*	95,546
1,901	Karuna Therapeutics, Inc.*	373,546
3,593	Keros Therapeutics, Inc.*	172,536
10,249	Kiniksa Pharmaceuticals Ltd., Class A*	153,530
10,687	Kodiak Sciences, Inc.*	76,519
1,814	Kura Oncology, Inc.*	22,512
684	Madrigal Pharmaceuticals, Inc.*	198,531
3,521	Medpace Holdings, Inc.*(c)	747,896
8,952	MeiraGTx Holdings PLC*	58,367
2,573	Morphic Holding, Inc.*	68,828
1,761	Myriad Genetics, Inc.*	25,552
8,909	NanoString Technologies, Inc.*	71,005
11,953	Nurix Therapeutics, Inc.*	131,244
23,919	Organogenesis Holdings, Inc.*	64,342
3,968	Phathom Pharmaceuticals, Inc.*(a)	44,521
24,321	Phibro Animal Health Corp., Class A	326,145
11,834	PMV Pharmaceuticals, Inc.*	102,956
36,356	Praxis Precision Medicines, Inc.*	86,527
1,055	Prometheus Biosciences, Inc.*	116,050
11,041	PTC Therapeutics, Inc.*	421,435

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
2,871	Rallybio Corp.*	$18,862
2,931	RAPT Therapeutics, Inc.*	58,034
3,203	Sage Therapeutics, Inc.*	122,162
15,200	Sana Biotechnology, Inc.*(a)	60,040
5,129	SIGA Technologies, Inc.	37,749
37,795	Sutro Biopharma, Inc.*	305,384
38,305	Vanda Pharmaceuticals, Inc.*	283,074
588	Vaxcyte, Inc.*	28,195
1,581	Vir Biotechnology, Inc.*	40,015
528	Xencor, Inc.*	13,749

		10,023,211

Real Estate – 7.0%
22,763	Brandywine Realty Trust REIT	139,993
47,170	Chatham Lodging Trust REIT	578,776
7,931	Community Healthcare Trust, Inc. REIT	283,930
71,748	DiamondRock Hospitality Co. REIT	587,616
24,830	Equity Commonwealth REIT	620,005
8,510	Essential Properties Realty Trust, Inc. REIT	199,730
2,842	Four Corners Property Trust, Inc. REIT	73,693
1,644	Global Medical REIT, Inc. REIT	15,585
14,258	Hersha Hospitality Trust, Class A REIT	121,478
20,281	Independence Realty Trust, Inc. REIT	341,938
61,362	LXP Industrial Trust REIT	614,847
5,516	Macerich Co. (The) REIT	62,110
14,721	Newmark Group, Inc., Class A	117,326
13,904	NexPoint Residential Trust, Inc. REIT	605,102
40,467	Outfront Media, Inc. REIT	670,943
61,556	RLJ Lodging Trust REIT	651,878
15,322	Service Properties Trust REIT	111,697
14,001	St Joe Co. (The)	541,139
26,571	STAG Industrial, Inc. REIT	858,509
1,852	Tanger Factory Outlet Centers, Inc. REIT	33,225
4,071	Terreno Realty Corp. REIT	231,518
34,157	Uniti Group, Inc. REIT	188,888

		7,649,926

Retailing – 2.7%
3,416	Aaron’s Co., Inc. (The)	40,821
9,497	Abercrombie & Fitch Co., Class A*	217,576
25,650	aka Brands Holding Corp.*(a)	32,575
4,433	American Eagle Outfitters, Inc.	61,885
6,850	Arko Corp.	59,321
624	Asbury Automotive Group, Inc.*	111,852
3,453	Boot Barn Holdings, Inc.*	215,882
7,638	Buckle, Inc. (The)	346,383
18,349	CarParts.com, Inc.*	114,865
615	Children’s Place, Inc. (The)*	22,398
55	Dillard’s, Inc., Class A	17,776
3,340	Murphy USA, Inc.(c)	933,664

Common Stocks – (continued)
Retailing – (continued)
1,126	Overstock.com, Inc.*	21,799
1,327	PetMed Express, Inc.	23,488
103,948	RealReal, Inc. (The)*	129,935
8,199	Revolve Group, Inc.*	182,510
6,086	Sally Beauty Holdings, Inc.*	76,197
6,257	Urban Outfitters, Inc.*	149,229
143	Winmark Corp.	33,724
3,941	Xometry, Inc., Class A*	127,018

		2,918,898

Semiconductors & Semiconductor Equipment – 2.0%
392	Ambarella, Inc.*	32,234
9,215	Axcelis Technologies, Inc.*	731,302
748	Cohu, Inc.*	23,973
5,961	Diodes, Inc.*	453,871
6,935	FormFactor, Inc.*	154,165
909	Ichor Holdings Ltd.*	24,379
12,743	MaxLinear, Inc.*	432,625
3,266	Power Integrations, Inc.	234,238
2,716	Semtech Corp.*	77,922
816	Synaptics, Inc.*	77,651

		2,242,360

Software & Services – 9.3%
11,851	A10 Networks, Inc.	197,082
8,043	Alarm.com Holdings, Inc.*	397,968
3,901	Altair Engineering, Inc., Class A*	177,378
14,997	American Software, Inc., Class A	220,156
16,382	Amplitude, Inc., Class A*	197,895
11,981	Asana, Inc., Class A*	164,978
3,464	Blackbaud, Inc.*	203,891
1,900	Box, Inc., Class A*	59,147
2,937	Cass Information Systems, Inc.	134,573
12,762	Clear Secure, Inc., Class A	350,062
11,653	CommVault Systems, Inc.*	732,275
3,107	Conduent, Inc.*	12,583
4,528	Consensus Cloud Solutions, Inc.*	243,425
1,621	Domo, Inc., Class B*	23,083
27,699	Duck Creek Technologies, Inc.*	333,773
2,241	Ebix, Inc.	44,730
2,171	EngageSmart, Inc.*	38,210
93	Envestnet, Inc.*	5,738
15,313	EVERTEC, Inc. (Puerto Rico)	495,835
4,727	ExlService Holdings, Inc.*	800,896
3,581	Hackett Group, Inc. (The)	72,945
10,427	I3 Verticals, Inc., Class A*	253,793
2,141	Information Services Group, Inc.	9,849
12,936	Instructure Holdings, Inc.*(a)	303,220
11,230	Maximus, Inc.	823,496
124	MicroStrategy, Inc., Class A*	17,555
4,729	Model N, Inc.*	191,808
6,448	Momentive Global, Inc.*	45,136
5,847	PagerDuty, Inc.*	155,296
4,357	Perficient, Inc.*	304,249
1,333	PowerSchool Holdings, Inc., Class A*	30,766

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Software & Services – (continued)
9,005	PROS Holdings, Inc.*	$218,461
13,086	Q2 Holdings, Inc.*	351,621
1,183	Qualys, Inc.*	132,768
5,701	Rapid7, Inc.*	193,720
13,397	Sabre Corp.*	82,793
4,349	Sapiens International Corp. NV (Israel)	80,370
784	Sprout Social, Inc., Class A*	44,265
6,105	SPS Commerce, Inc.*	784,065
13,287	StoneCo Ltd., Class A (Brazil)*	125,429
16,068	Tenable Holdings, Inc.*	612,994
1,171	Tucows, Inc., Class A*(a)	39,720
5,751	Unisys Corp.*	29,388
3,030	Verint Systems, Inc.*	109,928
1,817	Workiva, Inc.*	152,573
9,794	Yext, Inc.*	63,955
18,949	Zuora, Inc., Class A*	120,516

		10,184,357

Technology Hardware & Equipment – 3.0%
1,293	Belden, Inc.	92,967
3,955	Benchmark Electronics, Inc.	105,559
2,691	Clearfield, Inc.*	253,331
4,382	Corsair Gaming, Inc.*(a)	59,464
9,531	ePlus, Inc.*	422,033
9,456	Extreme Networks, Inc.*	173,139
4,138	Fabrinet (Thailand)*	530,574
2,780	Identiv, Inc.*	20,127
5,011	NetScout Systems, Inc.*	162,908
2,401	PC Connection, Inc.	112,607
2,676	Sanmina Corp.*	153,308
9,072	Super Micro Computer, Inc.*	744,811
4,193	TTM Technologies, Inc.*	63,230
10,574	Vishay Intertechnology, Inc.	228,081
5,234	Vishay Precision Group, Inc.*	202,294

		3,324,433

Telecommunication Services – 0.3%
40,720	Globalstar, Inc.*	54,158
6,076	Iridium Communications, Inc.*	312,306

		366,464

Transportation – 1.8%
412	ArcBest Corp.	28,856
63,127	Costamare, Inc. (Monaco)	585,818
3,507	Eagle Bulk Shipping, Inc.	175,140
18,884	Golden Ocean Group Ltd. (Norway)(a)	164,102
29,664	Marten Transport Ltd.	586,754
5,232	PAM Transportation Services, Inc.*	135,509
93,121	Safe Bulkers, Inc. (Greece)	270,982

		1,947,161

Common Stocks – (continued)
Utilities – 0.8%
8,796	Montauk Renewables, Inc.*	97,020
9,936	ONE Gas, Inc.	752,354

		849,374

TOTAL COMMON STOCKS
(Cost $107,038,771)		$107,218,435

Shares	Dividend Rate	Value

Investment Company – 0.8%(b)
Goldman Sachs Financial Square Government Fund — Institutional Shares
852,072	4.159%	$852,072
(Cost $852,072)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $107,890,843)		$108,070,507

Securities Lending Reinvestment Vehicle – 0.9%(b)
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,025,843	4.159%	$1,025,843
(Cost $1,025,843)

TOTAL INVESTMENTS – 99.6%
(Cost $108,916,686)		$109,096,350

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		397,490

NET ASSETS – 100.0%		$109,493,840

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

(c)	All or portion of security is pledged as collateral for futures contracts. Total market value of securities pledged as collateral on futures contracts amounts to $704,050, which represents approximately 0.6% of net assets as of December 31, 2022.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — As of December 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Russell 2000 E-Mini Index	20	03/17/23	$1,770,900	$(40,753)

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments

December 31, 2022

Shares	Description	Value

Common Stocks – 98.8%
Automobiles & Components – 2.2%
14,661	Aptiv PLC*	$1,365,379
30,945	Tesla, Inc.*	3,811,805

		5,177,184

Capital Goods – 2.1%
11,520	Boeing Co. (The)*	2,194,445
6,713	Deere & Co.	2,878,266

		5,072,711

Commercial & Professional Services – 1.3%
10,325	Verisk Analytics, Inc.	1,821,536
9,444	Waste Connections, Inc.	1,251,897

		3,073,433

Consumer Durables & Apparel – 2.6%
6,220	Lululemon Athletica, Inc.*	1,992,763
34,571	NIKE, Inc., Class B	4,045,153

		6,037,916

Consumer Services – 2.0%
1,249	Chipotle Mexican Grill, Inc.*	1,732,975
11,453	McDonald’s Corp.	3,018,209

		4,751,184

Diversified Financials – 1.8%
40,345	Charles Schwab Corp. (The)	3,359,125
8,046	Intercontinental Exchange, Inc.	825,439

		4,184,564

Food, Beverage & Tobacco – 4.1%
57,376	Coca-Cola Co. (The)	3,649,688
34,170	McCormick & Co., Inc.	2,832,351
15,802	Mondelez International, Inc., Class A	1,053,203
22,425	Monster Beverage Corp.*	2,276,810

		9,812,052

Health Care Equipment & Services – 8.4%
71,262	Boston Scientific Corp.*	3,297,293
5,556	Humana, Inc.	2,845,728
6,263	Insulet Corp.*	1,843,764
13,642	Intuitive Surgical, Inc.*	3,619,905
13,083	UnitedHealth Group, Inc.	6,936,345
8,946	Veeva Systems, Inc., Class A*	1,443,705

		19,986,740

Household & Personal Products – 2.8%
7,715	Estee Lauder Cos., Inc. (The), Class A	1,914,169
30,748	Procter & Gamble Co. (The)	4,660,167

		6,574,336

Materials – 4.3%
26,817	Freeport-McMoRan, Inc.	1,019,046
8,890	Linde PLC (United Kingdom)	2,899,740
5,290	Martin Marietta Materials, Inc.	1,787,862
19,010	Sherwin-Williams Co. (The)	4,511,643

		10,218,291

Common Stocks – (continued)
Media & Entertainment – 5.6%
63,129	Alphabet, Inc., Class A*	5,569,872
66,102	Alphabet, Inc., Class C*	5,865,230
17,878	Live Nation Entertainment, Inc.*	1,246,812
59,253	Snap, Inc., Class A*	530,314

		13,212,228

Pharmaceuticals, Biotechnology & Life Sciences – 8.6%
5,018	Alnylam Pharmaceuticals, Inc.*	1,192,528
3,150	Argenx SE ADR (Netherlands)*	1,193,315
21,347	AstraZeneca PLC ADR (United Kingdom)	1,447,327
15,472	BioMarin Pharmaceutical, Inc.*	1,601,197
26,143	Catalent, Inc.*	1,176,696
8,255	Danaher Corp.	2,191,042
16,332	Eli Lilly & Co.	5,974,899
14,091	Gilead Sciences, Inc.	1,209,712
7,971	Sarepta Therapeutics, Inc.*	1,032,882
17,972	Seagen, Inc.*	2,309,582
4,788	West Pharmaceutical Services, Inc.	1,126,856

		20,456,036

Real Estate – 1.8%
10,852	American Tower Corp. REIT	2,299,105
3,038	Equinix, Inc. REIT	1,989,981

		4,289,086

Retailing – 7.6%
140,644	Amazon.com, Inc.*	11,814,096
12,427	Etsy, Inc.*	1,488,506
5,438	RH*	1,452,979
28,159	Ross Stores, Inc.	3,268,415

		18,023,996

Semiconductors & Semiconductor Equipment – 6.4%
7,580	KLA Corp.	2,857,887
66,477	Marvell Technology, Inc.	2,462,308
57,547	NVIDIA Corp.	8,409,919
15,578	ON Semiconductor Corp.*	971,600
6,676	Wolfspeed, Inc.*	460,911

		15,162,625

Software & Services – 23.6%
14,480	Accenture PLC, Class A	3,863,843
4,171	Adobe, Inc.*	1,403,667
7,582	Atlassian Corp., Class A*	975,652
10,875	Bill.com Holdings, Inc.*	1,184,940
2,370	HubSpot, Inc.*	685,238
21,205	Mastercard, Inc., Class A	7,373,615
109,466	Microsoft Corp.	26,252,136
26,979	PayPal Holdings, Inc.*	1,921,444
31,978	Salesforce, Inc.*	4,239,963
7,220	ServiceNow, Inc.*	2,803,309
10,594	Snowflake, Inc., Class A*	1,520,663
15,190	Visa, Inc., Class A	3,155,874
5,654	Zscaler, Inc.*	632,683

		56,013,027

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Technology Hardware & Equipment – 11.4%
27,156	Amphenol Corp., Class A	$2,067,658
191,805	Apple, Inc.	24,921,223

		26,988,881

Transportation – 2.2%
10,630	Old Dominion Freight Line, Inc.	3,016,581
6,209	Union Pacific Corp.	1,285,698
5,825	United Parcel Service, Inc., Class B	1,012,618

		5,314,897

TOTAL COMMON STOCKS
(Cost $133,684,078)		$234,349,187

Shares	Dividend Rate	Value

Investment Company – 1.2%(a)
Goldman Sachs Financial Square Government Fund — Institutional Shares
2,849,066	4.159%	$2,849,066
(Cost $2,849,066)

TOTAL INVESTMENTS – 100.0%
(Cost $136,533,144)		$237,198,253

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		83,654

NET ASSETS – 100.0%		$237,281,907

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments

December 31, 2022

Shares	Description	Value

Common Stocks – 99.3%
Automobiles & Components – 2.3%
14,646	Aptiv PLC*	$1,363,982
92,590	General Motors Co.	3,114,728
16,514	Tesla, Inc.*	2,034,194

		6,512,904

Banks – 1.2%
35,828	East West Bancorp, Inc.	2,361,065
1,773	JPMorgan Chase & Co.	237,759
15,773	Webster Financial Corp.	746,694
3,792	Western Alliance Bancorp	225,852

		3,571,370

Capital Goods – 6.9%
25,222	AMETEK, Inc.	3,524,018
4,878	Fastenal Co.	230,827
13,813	General Dynamics Corp.	3,427,143
73,500	Howmet Aerospace, Inc.	2,896,635
51,838	Johnson Controls International PLC	3,317,632
8,407	Lockheed Martin Corp.	4,089,921
19,344	nVent Electric PLC	744,164
6,188	Trane Technologies PLC	1,040,141
895	United Rentals, Inc.*	318,101

		19,588,582

Commercial & Professional Services – 0.8%
17,692	Republic Services, Inc.	2,282,091

Consumer Durables & Apparel – 0.1%
2,459	Whirlpool Corp.	347,850

Consumer Services – 0.9%
1,608	Boyd Gaming Corp.	87,684
12,877	Marriott International, Inc., Class A	1,917,257
5,760	Wynn Resorts Ltd.*	475,027

		2,479,968

Diversified Financials – 7.7%
3,201	Ameriprise Financial, Inc.	996,695
75,339	Bank of New York Mellon Corp. (The)	3,429,431
18,979	Berkshire Hathaway, Inc., Class B*	5,862,613
16,688	Capital One Financial Corp.	1,551,317
19,979	CME Group, Inc.	3,359,669
14,674	Corebridge Financial, Inc.	294,360
2,815	Discover Financial Services	275,391
8,925	Equitable Holdings, Inc.	256,148
3,258	MSCI, Inc.	1,515,524
29,016	Stifel Financial Corp.	1,693,664
77,422	Synchrony Financial	2,544,087

		21,778,899

Energy – 5.4%
4,971	APA Corp.	232,046
10,602	EOG Resources, Inc.	1,373,171
9,045	Exxon Mobil Corp.	997,664
27,541	Halliburton Co.	1,083,738
3,185	Hess Corp.	451,697

Common Stocks – (continued)
Energy – (continued)
114,414	Kinder Morgan, Inc.	2,068,605
21,441	Marathon Oil Corp.	580,408
11,844	Marathon Petroleum Corp.	1,378,523
14,316	Pioneer Natural Resources Co.	3,269,631
19,262	Schlumberger Ltd.	1,029,747
84,347	Williams Cos., Inc. (The)	2,775,016

		15,240,246

Food & Staples Retailing – 0.5%
2,908	Costco Wholesale Corp.	1,327,502

Food, Beverage & Tobacco – 3.4%
6,314	Altria Group, Inc.	288,613
60,150	Mondelez International, Inc., Class A	4,008,997
14,580	PepsiCo, Inc.	2,634,023
27,417	Philip Morris International, Inc.	2,774,875

		9,706,508

Health Care Equipment & Services – 9.1%
78,659	Boston Scientific Corp.*	3,639,552
36,961	Centene Corp.*	3,031,172
2,971	Cigna Corp.	984,411
39,669	CVS Health Corp.	3,696,754
8,037	Elevance Health, Inc.	4,122,740
6,783	Humana, Inc.	3,474,185
5,305	Intuitive Surgical, Inc.*	1,407,682
50,606	Medtronic PLC	3,933,098
2,788	UnitedHealth Group, Inc.	1,478,142
607	Universal Health Services, Inc., Class B	85,520

		25,853,256

Household & Personal Products – 0.4%
9,167	Kimberly-Clark Corp.	1,244,420

Insurance – 3.2%
10,203	American Financial Group, Inc.	1,400,668
18,645	Chubb Ltd.	4,113,087
4,193	Lincoln National Corp.	128,809
21,658	Marsh & McLennan Cos., Inc.	3,583,966

		9,226,530

Materials – 2.5%
3,802	Eagle Materials, Inc.	505,096
8,260	Element Solutions, Inc.	150,249
803	International Flavors & Fragrances, Inc.	84,187
6,430	Linde PLC (United Kingdom)	2,097,337
27,745	Mosaic Co. (The)	1,217,173
1,344	Nucor Corp.	177,153
10,923	Sherwin-Williams Co. (The)	2,592,356
1,192	Vulcan Materials Co.	208,731

		7,032,282

Media & Entertainment – 4.1%
70,087	Alphabet, Inc., Class C*	6,218,819
5,856	Charter Communications, Inc., Class A*	1,985,770

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Media & Entertainment – (continued)
16,309	Live Nation Entertainment, Inc.*	$1,137,390
6,778	Meta Platforms, Inc., Class A*	815,665
305	Netflix, Inc.*	89,938
52,722	News Corp., Class A	959,540
9,734	Trade Desk, Inc. (The), Class A*	436,375

		11,643,497

Pharmaceuticals, Biotechnology & Life Sciences – 9.8%
355	AbbVie, Inc.	57,371
69,063	Avantor, Inc.*	1,456,539
4,834	Biogen, Inc.*	1,338,631
51,663	Bristol-Myers Squibb Co.	3,717,153
17,303	Elanco Animal Health, Inc.*	211,443
45,257	Gilead Sciences, Inc.	3,885,313
29,002	Incyte Corp.*	2,329,441
39,418	Johnson & Johnson	6,963,190
6,346	Merck & Co., Inc.	704,089
508	Mettler-Toledo International, Inc.*	734,288
7,853	Pfizer, Inc.	402,388
1,967	Regeneron Pharmaceuticals, Inc.*	1,419,171
19,528	Royalty Pharma PLC, Class A	771,746
354	United Therapeutics Corp.*	98,444
12,596	Vertex Pharmaceuticals, Inc.*	3,637,473

		27,726,680

Real Estate – 5.6%
16,616	Camden Property Trust REIT	1,858,998
5,272	Crown Castle, Inc. REIT	715,094
12,594	CubeSmart REIT	506,908
108,180	Host Hotels & Resorts, Inc. REIT	1,736,289
12,131	Life Storage, Inc. REIT	1,194,904
12,852	Mid-America Apartment Communities, Inc. REIT	2,017,635
43,822	National Storage Affiliates Trust REIT	1,582,851
43,872	Park Hotels & Resorts, Inc. REIT	517,251
11,888	Public Storage REIT	3,330,899
8,348	SBA Communications Corp. REIT	2,340,028

		15,800,857

Retailing – 4.5%
110,393	Amazon.com, Inc.*	9,273,012
1,217	AutoZone, Inc.*	3,001,341
3,901	Chewy, Inc., Class A*	144,649
3,767	LKQ Corp.	201,195
10,501	Macy’s, Inc.	216,846

		12,837,043

Semiconductors & Semiconductor Equipment – 3.4%
2,104	Analog Devices, Inc.	345,119
5,427	Applied Materials, Inc.	528,481
5,497	Broadcom, Inc.	3,073,538
3,201	Lam Research Corp.	1,345,380
15,138	Microchip Technology, Inc.	1,063,445
4,194	Micron Technology, Inc.	209,616
923	Monolithic Power Systems, Inc.	326,382

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
6,456	NVIDIA Corp.	943,480
6,647	NXP Semiconductors NV (China)	1,050,425
13,141	ON Semiconductor Corp.*	819,604

		9,705,470

Software & Services – 15.4%
12,338	Accenture PLC, Class A	3,292,272
13,376	Adobe, Inc.*	4,501,425
2,002	Autodesk, Inc.*	374,114
16,980	Cognizant Technology Solutions Corp., Class A	971,086
21,861	Fortinet, Inc.*	1,068,784
4,178	Gartner, Inc.*	1,404,393
7,629	International Business Machines Corp.	1,074,850
4,933	Intuit, Inc.	1,920,022
54,158	Microsoft Corp.	12,988,172
7,737	NCR Corp.*	181,123
18,992	Palo Alto Networks, Inc.*	2,650,144
2,794	Paycom Software, Inc.*	867,006
34,435	PayPal Holdings, Inc.*	2,452,461
4,432	Roper Technologies, Inc.	1,915,023
1,687	Salesforce, Inc.*	223,679
6,438	ServiceNow, Inc.*	2,499,682
9,767	Snowflake, Inc., Class A*	1,401,955
15,797	VeriSign, Inc.*	3,245,336
1,828	Visa, Inc., Class A	379,785
6,120	Zoom Video Communications, Inc., Class A*	414,569

		43,825,881

Technology Hardware & Equipment – 8.6%
111,423	Apple, Inc.	14,477,190
1,257	Arista Networks, Inc.*	152,537
90,057	Cisco Systems, Inc.	4,290,316
89,940	Hewlett Packard Enterprise Co.	1,435,442
7,468	Pure Storage, Inc., Class A*	199,844
8,729	TE Connectivity Ltd. (Switzerland)	1,002,089
7,017	Teledyne Technologies, Inc.*	2,806,169

		24,363,587

Telecommunication Services – 0.2%
30,425	Liberty Global PLC, Class C (United Kingdom)*	591,158

Transportation – 3.2%
120,659	CSX Corp.	3,738,016
12,685	Knight-Swift Transportation Holdings, Inc.	664,821
5,528	Ryder System, Inc.	461,975
20,765	Union Pacific Corp.	4,299,808

		9,164,620

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Utilities – 0.1%
5,102	Brookfield Renewable Corp., Class A	$140,509
3,971	CMS Energy Corp.	251,483

		391,992

TOTAL INVESTMENTS – 99.3%
(Cost $247,886,423)		$282,243,193

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		1,865,165

NET ASSETS – 100.0%		$284,108,358

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — As of December 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	3	03/17/23	$579,150	$(16,178)

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Assets and Liabilities

December 31, 2022

	Equity Index Fund	International Equity Insights Fund	Large Cap Value Fund	Mid Cap Growth Fund

Assets:

Investments in unaffiliated issuers, at value (cost $45,445,384, $89,264,313, $336,321,975 and $44,383,098, respectively)(a)	$160,142,717	$91,630,714	$380,265,133	$49,646,471
Investments in affiliated issuers, at value (cost $174,699, $—, $394,821 and $2,865,404, respectively)	583,746	—	394,821	2,865,404
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	166,392	—	—
Cash	200,138	471,196	501,073	88,766
Foreign currency, at value (cost $–, $1,077,587, $– and $–, respectively)	—	1,089,749	—	—
Receivables:
Dividends	139,526	54,358	316,712	11,970
Investments sold	23,339	—	2,763,923	—
Collateral on certain derivative contracts	21,210	77,695	—	—
Reimbursement from investment adviser	11,624	7,189	2,322	13,370
Fund shares sold	9,228	1,878	88,925	91
Securities lending income	3	934	—	—
Foreign tax reclaims	—	343,284	1,920	—
Variation margin on futures contracts	8,286	—	—	—
Other assets	355	10,221	649	74,860

Total assets	161,140,172	93,853,610	384,335,478	52,700,932

Liabilities:

Variation margin on futures contracts	—	6,263	—	—
Payables:
Distribution and Service fees and Transfer Agency fees	41,950	8,928	60,609	13,044
Management fees	32,879	85,731	226,516	36,641
Fund shares redeemed	1,422	49,202	317,542	73,376
Payable upon return of securities loaned	—	166,392	—	—
Due to custodian	—	—	—	1,096
Accrued expenses	125,457	213,091	195,175	158,980

Total liabilities	201,708	529,607	799,842	283,137

Net Assets:

Paid-in capital	47,750,825	102,789,423	329,513,064	47,767,595
Total distributable earnings (loss)	113,187,639	(9,465,420)	54,022,572	4,650,200

NET ASSETS	$160,938,464	$93,324,003	$383,535,636	$52,417,795
Net Assets:
Institutional	$—	$59,170,293	$145,165,059	$1,132,280
Service	160,938,464	34,153,710	238,370,577	51,285,515

Total Net Assets	$160,938,464	$93,324,003	$383,535,636	$52,417,795
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Institutional	—	7,722,382	17,404,359	121,508
Service	9,488,800	4,435,481	28,563,269	5,911,489
Net asset value, offering and redemption price per share:
Institutional	$—	$7.66	$8.34	$9.32
Service	16.96	7.70	8.35	8.68

(a)	Includes loaned securities having a market value of $–, $151,139, $– and $–, for the Equity Index, International Equity Insights, Large Cap Value and Mid Cap Growth Funds respectively.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Assets and Liabilities (continued)

December 31, 2022

	Mid Cap Value Fund	Small Cap Equity Insights Fund	Strategic Growth Fund	U.S. Equity Insights Fund

Assets:

Investments in unaffiliated issuers, at value (cost $348,777,866, $107,038,771, $133,684,078 and $247,886,423, respectively)(a)	$400,330,821	$107,218,435	$234,349,187	$282,243,193
Investments in affiliated issuers, at value (cost $2,407,505, $852,072, $2,849,066 and $—, respectively)	2,407,505	852,072	2,849,066	—
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	1,025,843	—	—
Cash	—	1,545,255	493,939	1,803,222
Receivables:
Dividends	509,170	103,233	56,537	400,959
Fund shares sold	92,967	81,583	21,253	88,903
Collateral on certain derivative contracts	—	—	—	34,809
Securities lending income	—	1,436	—	—
Foreign tax reclaims	—	333	—	1,006
Reimbursement from investment adviser	—	—	1,814	3,368
Other assets	64,393	790	472	26,552

Total assets	403,404,856	110,828,980	237,772,268	284,602,012

Liabilities:

Variation margin on futures contracts	—	6,200	—	1,613
Payables:
Fund shares redeemed	1,636,083	68,706	113,556	124,053
Management fees	272,188	66,172	147,667	133,879
Due to Custodian (Overdraft)	202,487	—	—	—
Distribution and Service fees and Transfer Agency fees	32,072	6,975	34,722	17,292
Payable upon return of securities loaned	—	1,025,843	—	—
Accrued expenses	361,584	161,244	194,416	216,817

Total liabilities	2,504,414	1,335,140	490,361	493,654

Net Assets:

Paid-in capital	353,579,225	123,184,067	136,413,254	263,032,718
Total distributable earnings (loss)	47,321,217	(13,690,227)	100,868,653	21,075,640

NET ASSETS	$400,900,442	$109,493,840	$237,281,907	$284,108,358
Net Assets:
Institutional	$311,440,444	$87,877,132	$122,076,728	$242,238,617
Service	89,459,998	21,616,708	115,205,179	41,869,741

Total Net Assets	$400,900,442	$109,493,840	$237,281,907	$284,108,358
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Institutional	20,921,908	8,452,883	13,275,565	15,257,864
Service	5,937,014	2,105,048	12,632,721	2,613,983
Net asset value, offering and redemption price per share:
Institutional	$14.89	$10.40	$9.20	$15.88
Service	15.07	10.27	9.12	16.02

(a)	Includes loaned securities having a market value of $–, $971,328, $– and $–, for the Mid Cap Value, Small Cap Equity Insights, Strategic Growth and U.S. Equity Insights Funds respectively.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2022

	Equity Index Fund	International Equity Insights Fund	Large Cap Value Fund	Mid Cap Growth Fund

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $704, $350,030, $— and $—, respectively)	$2,866,128	$3,694,289	$8,630,966	$308,107
Securities lending income — affiliated issuer	50	18,933	664	1,476
Dividends — affiliated issuers	15,832	312	32,584	42,543

Total investment income	2,882,010	3,713,534	8,664,214	352,126

Expenses:

Management fees	541,090	774,313	2,992,977	492,164
Distribution and/or Service (12b-1) fees	450,908	89,841	650,852	138,659
Professional fees	117,596	25,778	107,738	107,779
Custody, accounting and administrative services	68,802	90,585	82,058	65,838
Transfer Agency fees(a)	36,073	19,119	83,138	11,314
Printing and mailing costs	33,956	13,697	18,263	6,421
Trustee fees	27,538	27,461	27,952	27,302
Other	1,740	815	2,280	761

Total expenses	1,277,703	1,041,609	3,965,258	850,238

Less — expense reductions	(404,739)	(153,470)	(443,677)	(298,230)

Net expenses	872,964	888,139	3,521,581	552,008

NET INVESTMENT INCOME (LOSS)	2,009,046	2,825,395	5,142,633	(199,882)

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	12,213,495	(11,016,843)	42,901,100	(375,140)
Investments — affiliated issuers	24,205	—	—	—
Futures contracts	(159,530)	(5,602)	—	—
Foreign currency transactions	—	(171,791)	(593)	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(53,558,459)	(6,503,922)	(79,174,727)	(18,870,736)
Investments — affiliated issuers	(98,831)	—	—	—
Futures contracts	(30,334)	(27,620)	—	—
Foreign currency translations	—	12,094	(114)	—

Net realized and unrealized loss	(41,609,454)	(17,713,684)	(36,274,334)	(19,245,876)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(39,600,408)	$(14,888,289)	$(31,131,701)	$(19,445,758)

(a) Class specific Transfer Agency fees were as follows:

	Transfer Agency Fees
Fund	Institutional	Service
Equity Index Fund	$—	$36,073
International Equity Insights Fund	11,932	7,187
Large Cap Value Fund	31,070	52,068
Mid Cap Growth Fund	221	11,093

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended December 31, 2022

	Mid Cap Value Fund	Small Cap Equity Insights Fund	Strategic Growth Fund	U.S. Equity Insights Fund

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $—, $3,005, $600 and $5,217, respectively)	$7,312,743	$1,617,232	$1,672,355	$4,514,105
Dividends — affiliated issuers	108,363	14,945	64,408	116
Securities lending income — affiliated issuer	230	48,700	1,837	110

Total investment income	7,421,336	1,680,877	1,738,600	4,514,331

Expenses:
Management fees	3,360,036	800,932	1,986,424	1,965,150
Distribution and/or Service (12b-1) fees	266,778	52,667	345,447	121,907
Professional fees	107,843	111,952	117,053	111,596
Transfer Agency fees(a)	87,274	22,884	55,956	63,392
Custody, accounting and administrative services	74,080	105,993	78,577	89,854
Printing and mailing costs	38,769	20,482	17,411	15,011
Trustee fees	28,020	27,420	27,716	27,798
Other	4,039	822	2,338	1,705

Total expenses	3,966,839	1,143,152	2,630,922	2,396,413

Less — expense reductions	(66,638)	(163,379)	(209,742)	(506,362)

Net expenses	3,900,201	979,773	2,421,180	1,890,051

NET INVESTMENT INCOME (LOSS)	3,521,135	701,104	(682,580)	2,624,280

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	41,579,679	(13,507,565)	40,371,065	(12,667,828)
Futures contracts	—	(202,930)	—	71,397
Foreign currency transactions	—	—	(6)	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(104,300,273)	(12,799,754)	(166,086,540)	(63,823,211)
Futures contracts	—	(50,928)	—	(16,178)

Net realized and unrealized loss	(62,720,594)	(26,561,177)	(125,715,481)	(76,435,820)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(59,199,459)	$(25,860,073)	$(126,398,061)	$(73,811,540)
(a) Class specific Transfer Agency fees were as follows:

	Transfer Agency Fees
Fund	Institutional	Service
Mid Cap Value Fund	$65,932	$21,342
Small Cap Equity Insights Fund	18,670	4,214
Strategic Growth Fund	28,320	27,636
U.S. Equity Insights Fund	53,639	9,753

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Changes in Net Assets

	Equity Index Fund		International Equity Insights Fund
	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2021

From operations:
Net investment income	$2,009,046	$1,849,037	$2,825,395	$2,199,515
Net realized gain (loss)	12,078,170	12,272,760	(11,194,236)	14,733,699
Net change in unrealized gain (loss)	(53,687,624)	36,594,319	(6,519,448)	(5,336,245)

Net increase (decrease) in net assets resulting from operations	(39,600,408)	50,716,116	(14,888,289)	11,596,969

Distributions to shareholders:
From distributable earnings:
Institutional Shares	—	—	(1,971,488)	(3,288,959)
Service Shares	(13,438,499)	(16,050,234)	(1,049,519)	(2,232,384)

Total distributions to shareholders	(13,438,499)	(16,050,234)	(3,021,007)	(5,521,343)

From share transactions:
Proceeds from sales of shares	849,405	8,243,921	15,434,881	14,541,209
Reinvestment of distributions	13,438,499	16,050,234	3,021,007	5,521,343
Cost of shares redeemed	(21,222,827)	(23,750,642)	(14,773,365)	(16,387,138)

Net increase (decrease) in net assets resulting from share transactions	(6,934,923)	543,513	3,682,523	3,675,414

TOTAL INCREASE (DECREASE)	(59,973,830)	35,209,395	(14,226,773)	9,751,040

Net Assets:

Beginning of year	220,912,294	185,702,899	107,550,776	97,799,736

End of year	$160,938,464	$220,912,294	$93,324,003	$107,550,776

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Changes in Net Assets (continued)

	Large Cap Value Fund		Mid Cap Growth Fund
	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2021

From operations:
Net investment income (loss)	$5,142,633	$4,451,628	$(199,882)	$(494,618)
Net realized gain (loss)	42,900,507	71,561,668	(375,140)	13,222,693
Net change in unrealized gain (loss)	(79,174,841)	26,553,600	(18,870,736)	(3,912,879)

Net increase (decrease) in net assets resulting from operations	(31,131,701)	102,566,896	(19,445,758)	8,815,196

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(16,379,536)	(23,694,892)	(39,168)	(67,989)
Service Shares	(26,593,972)	(40,039,323)	(1,904,522)	(13,375,264)

Total distributions to shareholders	(42,973,508)	(63,734,215)	(1,943,690)	(13,443,253)

From share transactions:
Proceeds from sales of shares	18,097,425	16,916,259	7,276,149	3,372,373
Reinvestment of distributions	42,973,507	63,734,215	1,943,690	13,443,253
Cost of shares redeemed	(90,692,163)	(91,861,106)	(12,881,102)	(17,004,840)

Net decrease in net assets resulting from share transactions	(29,621,231)	(11,210,632)	(3,661,263)	(189,214)

TOTAL INCREASE (DECREASE)	(103,726,440)	27,622,049	(25,050,711)	(4,817,271)

Net Assets:

Beginning of year	487,262,076	459,640,027	77,468,506	82,285,777

End of year	$383,535,636	$487,262,076	$52,417,795	$77,468,506

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Changes in Net Assets (continued)

	Mid Cap Value Fund		Small Cap Equity Insights Fund
	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2021

From operations:
Net investment income	$3,521,135	$2,016,725	$701,104	$374,184
Net realized gain (loss)	41,579,679	99,516,679	(13,710,495)	26,133,672
Net change in unrealized gain (loss)	(104,300,273)	38,869,211	(12,850,682)	(1,898,924)

Net increase (decrease) in net assets resulting from operations	(59,199,459)	140,402,615	(25,860,073)	24,608,932

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(50,260,812)	(51,237,122)	(1,287,501)	(23,948,283)
Service Shares	(15,201,358)	(22,180,324)	(266,792)	(4,659,058)

Total distributions to shareholders	(65,462,170)	(73,417,446)	(1,554,293)	(28,607,341)

From share transactions:
Proceeds from sales of shares	93,206,792	13,454,928	21,488,587	30,972,672
Reinvestment of distributions	65,462,169	73,417,446	1,554,293	28,607,341
Cost of shares redeemed	(185,704,513)	(87,544,935)	(16,964,615)	(26,877,758)

Net increase (decrease) in net assets resulting from share transactions	(27,035,552)	(672,561)	6,078,265	32,702,255

TOTAL INCREASE (DECREASE)	(151,697,181)	66,312,608	(21,336,101)	28,703,846

Net Assets:

Beginning of year	552,597,623	486,285,015	130,829,941	102,126,095

End of year	$400,900,442	$552,597,623	$109,493,840	$130,829,941

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Changes in Net Assets (continued)

	Strategic Growth Fund		U.S. Equity Insights Fund
	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2021	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2021

From operations:
Net investment income (loss)	$(682,580)	$(1,856,695)	$2,624,280	$2,738,157
Net realized gain (loss)	40,371,059	54,667,136	(12,596,431)	77,080,399
Net change in unrealized gain (loss)	(166,086,540)	33,677,090	(63,839,389)	10,800,923

Net increase (decrease) in net assets resulting from operations	(126,398,061)	86,487,531	(73,811,540)	90,619,479

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(23,862,524)	(22,122,701)	(3,548,809)	(71,715,395)
Service Shares	(22,574,843)	(31,302,896)	(509,957)	(13,647,143)

Total distributions to shareholders	(46,437,367)	(53,425,597)	(4,058,766)	(85,362,538)

From share transactions:
Proceeds from sales of shares	20,861,765	14,745,884	19,568,290	24,061,285
Reinvestment of distributions	46,437,367	53,425,597	4,058,766	85,362,538
Cost of shares redeemed	(107,108,519)	(76,950,698)	(40,965,728)	(57,104,159)

Net increase (decrease) in net assets resulting from share transactions	(39,809,387)	(8,779,217)	(17,338,672)	52,319,664

TOTAL INCREASE (DECREASE)	(212,644,815)	24,282,717	(95,208,978)	57,576,605

Net Assets:

Beginning of year	449,926,722	425,644,005	379,317,336	321,740,731

End of year	$237,281,907	$449,926,722	$284,108,358	$379,317,336

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Index Fund
	Service Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$22.59	$19.01	$17.50	$14.43	$16.60

Net investment income(a)	0.22	0.20	0.22	0.25	0.25

Net realized and unrealized gain (loss)	(4.33)	5.14	2.89	4.18	(1.04)

Total from investment operations	(4.11)	5.34	3.11	4.43	(0.79)

Distributions to shareholders from net investment income	(0.21)	(0.22)	(0.23)	(0.26)	(0.27)

Distributions to shareholders from net realized gains	(1.31)	(1.54)	(1.37)	(1.10)	(1.11)

Total distributions	(1.52)	(1.76)	(1.60)	(1.36)	(1.38)

Net asset value, end of year	$16.96	$22.59	$19.01	$17.50	$14.43

Total Return(b)	(18.55)%	28.20%	17.84%	30.85%	(4.87)%

Net assets, end of year (in 000’s)	$160,938	$220,912	$185,703	$179,542	$155,098

Ratio of net expenses to average net assets	0.48%	0.48%	0.48%	0.50%	0.48%

Ratio of total expenses to average net assets	0.71%	0.70%	0.76%	0.78%	0.72%

Ratio of net investment income to average net assets	1.11%	0.91%	1.28%	1.48%	1.48%

Portfolio turnover rate(c)	1%	4%	4%	3%	4%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Institutional Shares
	Year Ended December 31,
	2022		2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$9.16		$8.62	$8.19	$7.08	$10.88

Net investment income(a)	0.25	(b)	0.21	0.12	0.17	0.19

Net realized and unrealized gain (loss)	(1.49)		0.83	0.43	1.14	(1.94)

Total from investment operations	(1.24)		1.04	0.55	1.31	(1.75)

Distributions to shareholders from net investment income	(0.26)		(0.27)	(0.12)	(0.20)	(0.21)

Distributions to shareholders from net realized gains	—		(0.23)	—	— (c)	(1.84)

Total distributions	(0.26)		(0.50)	(0.12)	(0.20)	(2.05)

Net asset value, end of year	$7.66		$9.16	$8.62	$8.19	$7.08

Total Return(d)	(13.55)%		12.17%	6.79%	18.45%	(16.28)%

Net assets, end of year (in 000’s)	$59,170		$63,179	$50,114	$43,632	$37,829

Ratio of net expenses to average net assets	0.83%		0.85%	0.87%	0.90%	0.87%

Ratio of total expenses to average net assets	0.99%		1.14%	1.37%	1.31%	1.23%

Ratio of net investment income to average net assets	3.09	%(b)	2.22%	1.59%	3.21%	1.79%

Portfolio turnover rate(e)	164%		167%	175%	146%	156%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.45% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Service Shares
	Year Ended December 31,
	2022		2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$9.20		$8.66	$8.23	$7.11	$10.91

Net investment income(a)	0.22	(b)	0.19	0.10	0.15	0.14

Net realized and unrealized gain (loss)	(1.48)		0.83	0.44	1.15	(1.93)

Total from investment operations	(1.26)		1.02	0.54	1.30	(1.79)

Distributions to shareholders from net investment income	(0.24)		(0.25)	(0.11)	(0.18)	(0.17)

Distributions to shareholders from net realized gains	—		(0.23)	—	— (c)	(1.84)

Total distributions	(0.24)		(0.48)	(0.11)	(0.18)	(2.01)

Net asset value, end of year	$7.70		$9.20	$8.66	$8.23	$7.11

Total Return(d)	(13.72)%		11.81%	6.53%	18.23%	(16.55)%

Net assets, end of year (in 000’s)	$34,154		$44,372	$47,685	$48,884	$43,923

Ratio of net expenses to average net assets	1.09%		1.10%	1.12%	1.15%	1.12%

Ratio of total expenses to average net assets	1.25%		1.40%	1.61%	1.55%	1.43%

Ratio of net investment income to average net assets	2.74	%(b)	1.97%	1.30%	1.89%	1.30%

Portfolio turnover rate(e)	164%		167%	175%	146%	156%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.45% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Institutional Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$9.97	$9.27	$9.19	$7.67	$9.06

Net investment income(a)	0.13	0.11	0.12	0.13	0.12

Net realized and unrealized gain (loss)	(0.72)	2.09	0.24	1.86	(0.88)

Total from investment operations	(0.59)	2.20	0.36	1.99	(0.76)

Distributions to shareholders from net investment income	(0.13)	(0.13)	(0.12)	(0.14)	(0.12)

Distributions to shareholders from net realized gains	(0.91)	(1.37)	(0.16)	(0.33)	(0.51)

Total distributions	(1.04)	(1.50)	(0.28)	(0.47)	(0.63)

Net asset value, end of year	$8.34	$9.97	$9.27	$9.19	$7.67

Total Return(b)	(6.37)%	24.13%	3.97%	25.93%	(8.46)%

Net assets, end of year (in 000’s)	$145,165	$179,541	$160,076	$163,814	$150,963

Ratio of net expenses to average net assets	0.70%	0.69%	0.71%	0.73%	0.71%

Ratio of total expenses to average net assets	0.80%	0.79%	0.81%	0.83%	0.81%

Ratio of net investment income to average net assets	1.38%	1.08%	1.44%	1.46%	1.32%

Portfolio turnover rate(c)	46%	54%	58%	58%	125%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Service Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$9.98	$9.27	$9.19	$7.67	$9.06

Net investment income(a)	0.11	0.09	0.10	0.11	0.10

Net realized and unrealized gain (loss)	(0.72)	2.09	0.24	1.85	(0.88)

Total from investment operations	(0.61)	2.18	0.34	1.96	(0.78)

Distributions to shareholders from net investment income	(0.11)	(0.10)	(0.10)	(0.11)	(0.10)

Distributions to shareholders from net realized gains	(0.91)	(1.37)	(0.16)	(0.33)	(0.51)

Total distributions	(1.02)	(1.47)	(0.26)	(0.44)	(0.61)

Net asset value, end of year	$8.35	$9.98	$9.27	$9.19	$7.67

Total Return(b)	(6.57)%	23.93%	3.73%	25.61%	(8.72)%

Net assets, end of year (in 000’s)	$238,371	$307,721	$299,564	$306,058	$282,891

Ratio of net expenses to average net assets	0.93%	0.92%	0.94%	0.98%	0.96%

Ratio of total expenses to average net assets	1.05%	1.04%	1.06%	1.08%	1.06%

Ratio of net investment income to average net assets	1.15%	0.84%	1.21%	1.21%	1.07%

Portfolio turnover rate(c)	46%	54%	58%	58%	125%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Growth Fund
	Institutional Shares
	Year Ended December 31,(a)
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$13.05	$13.93	$11.50	$10.51	$31.13

Net investment loss(b)	(0.02)	(0.07)	(0.04)	(0.01)	(0.02)

Net realized and unrealized gain (loss)	(3.38)	1.71	5.06	3.59	(1.30)

Total from investment operations	(3.40)	1.64	5.02	3.58	(1.32)

Distributions to shareholders from net realized gains	(0.33)	(2.52)	(2.59)	(2.59)	(19.30)

Net asset value, end of year	$9.32	$13.05	$13.93	$11.50	$10.51

Total Return(c)	(26.20)%	11.65%	44.33%	34.35%	(4.17)%

Net assets, end of year (in 000’s)	$1,132	$483	$151	$94	$59

Ratio of net expenses to average net assets	0.82%	0.83%	0.85%	0.88%	0.85%

Ratio of total expenses to average net assets	1.20%	1.33%	1.23%	1.26%	1.20%

Ratio of net investment loss to average net assets	(0.16)%	(0.47)%	(0.34)%	(0.12)%	(0.08)%

Portfolio turnover rate(d)	59%	50%	71%	75%	59%

(a)	All per share amounts representing data prior to May 17, 2019 have been adjusted to reflect a 4 to 1 reverse stock split which occurred on that date.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Growth Fund
	Service Shares
	Year Ended December 31,(a)
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$12.20	$13.19	$11.00	$10.15	$30.80

Net investment loss(b)	(0.03)	(0.09)	(0.06)	(0.02)	(0.07)

Net realized and unrealized gain (loss)	(3.16)	1.62	4.84	3.46	(1.28)

Total from investment operations	(3.19)	1.53	4.78	3.44	(1.35)

Distributions to shareholders from net realized gains	(0.33)	(2.52)	(2.59)	(2.59)	(19.30)

Net asset value, end of year	$8.68	$12.20	$13.19	$11.00	$10.15

Total Return(c)	(26.30)%	11.48%	44.16%	34.06%	(4.34)%

Net assets, end of year (in 000’s)	$51,286	$76,986	$82,134	$73,406	$59,910

Ratio of net expenses to average net assets	0.98%	0.99%	1.01%	1.04%	1.01%

Ratio of total expenses to average net assets	1.51%	1.43%	1.48%	1.51%	1.44%

Ratio of net investment loss to average net assets	(0.36)%	(0.62)%	(0.50)%	(0.28)%	(0.24)%

Portfolio turnover rate(d)	59%	50%	71%	75%	59%

(a)	All per share amounts representing data prior to May 17, 2019 have been adjusted to reflect a 4 to 1 reverse stock split which occurred on that date.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Institutional Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$19.53	$17.23	$16.22	$12.89	$16.93

Net investment income(a)	0.16	0.09	0.10	0.13	0.13

Net realized and unrealized gain (loss)	(1.98)	5.20	1.26	3.93	(1.86)

Total from investment operations	(1.82)	5.29	1.36	4.06	(1.73)

Distributions to shareholders from net investment income	(0.13)	(0.10)	(0.10)	(0.13)	(0.23)

Distributions to shareholders from net realized gains	(2.69)	(2.89)	(0.25)	(0.60)	(2.08)

Total distributions	(2.82)	(2.99)	(0.35)	(0.73)	(2.31)

Net asset value, end of year	$14.89	$19.53	$17.23	$16.22	$12.89

Total Return(b)	(9.99)%	30.95%	8.38%	31.53%	(10.46)%

Net assets, end of year (in 000’s)	$311,440	$383,315	$327,376	$335,229	$300,056

Ratio of net expenses to average net assets	0.83%	0.83%	0.84%	0.87%	0.84%

Ratio of total expenses to average net assets	0.85%	0.85%	0.90%	0.90%	0.86%

Ratio of net investment income to average net assets	0.89%	0.46%	0.68%	0.85%	0.75%

Portfolio turnover rate(c)	75%	63%	111%	89%	109%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Service Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$19.73	$17.39	$16.37	$13.01	$16.95

Net investment income(a)	0.10	0.04	0.06	0.10	0.07

Net realized and unrealized gain (loss)	(1.99)	5.24	1.28	3.95	(1.84)

Total from investment operations	(1.89)	5.28	1.34	4.05	(1.77)

Distributions to shareholders from net investment income	(0.08)	(0.05)	(0.07)	(0.09)	(0.09)

Distributions to shareholders from net realized gains	(2.69)	(2.89)	(0.25)	(0.60)	(2.08)

Total distributions	(2.77)	(2.94)	(0.32)	(0.69)	(2.17)

Net asset value, end of year	$15.07	$19.73	$17.39	$16.37	$13.01

Total Return(b)	(10.23)%	30.57%	8.17%	31.17%	(10.70)%

Net assets, end of year (in 000’s)	$89,460	$169,283	$158,909	$174,896	$76,835

Ratio of net expenses to average net assets	1.08%	1.08%	1.09%	1.12%	1.09%

Ratio of total expenses to average net assets	1.10%	1.10%	1.14%	1.16%	1.11%

Ratio of net investment income to average net assets	0.56%	0.21%	0.39%	0.66%	0.42%

Portfolio turnover rate(c)	75%	63%	111%	89%	109%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Institutional Shares
	Year Ended December 31,
	2022		2021		2020	2019	2018

Per Share Data

Net asset value, beginning of year	$13.08		$13.51		$12.62	$10.37	$13.66

Net investment income(a)	0.07	(b)	0.05	(c)	0.05	0.06	0.07	(d)

Net realized and unrealized gain (loss)	(2.59)		3.17		1.03	2.51	(1.21)

Total from investment operations	(2.52)		3.22		1.08	2.57	(1.14)

Distributions to shareholders from net investment income	(0.04)		(0.08)		(0.03)	(0.06)	(0.07)

Distributions to shareholders from net realized gains	(0.12)		(3.57)		(0.16)	(0.26)	(2.08)

Total distributions	(0.16)		(3.65)		(0.19)	(0.32)	(2.15)

Net asset value, end of year	$10.40		$13.08		$13.51	$12.62	$10.37

Total Return(e)	(19.38)%		23.79%		8.56%	24.84%	(8.62)%

Net assets, end of year (in 000’s)	$87,877		$108,716		$84,887	$79,791	$68,951

Ratio of net expenses to average net assets	0.81%		0.81%		0.81%	0.86%	0.81%

Ratio of total expenses to average net assets	0.95%		0.93%		1.08%	1.05%	0.98%

Ratio of net investment income to average net assets	0.65	%(b)	0.34	%(c)	0.46%	0.51%	0.46	%(d)

Portfolio turnover rate(f)	163%		172%		147%	125%	116%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.21% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.22% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.17% of average net assets.
(e)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Service Shares
	Year Ended December 31,
	2022		2021		2020	2019	2018

Per Share Data

Net asset value, beginning of year	$12.93		$13.39		$12.51	$10.28	$13.55

Net investment income(a)	0.05	(b)	0.01	(c)	0.02	0.03	0.03	(d)

Net realized and unrealized gain (loss)	(2.58)		3.14		1.02	2.49	(1.19)

Total from investment operations	(2.53)		3.15		1.04	2.52	(1.16)

Distributions to shareholders from net investment income	(0.01)		(0.04)		—	(0.03)	(0.03)

Distributions to shareholders from net realized gains	(0.12)		(3.57)		(0.16)	(0.26)	(2.08)

Total distributions	(0.13)		(3.61)		(0.16)	(0.29)	(2.11)

Net asset value, end of year	$10.27		$12.93		$13.39	$12.51	$10.28

Total Return(e)	(19.64)%		23.50%		8.34%	24.53%	(8.82)%

Net assets, end of year (in 000’s)	$21,617		$22,114		$17,239	$15,742	$16,537

Ratio of net expenses to average net assets	1.06%		1.06%		1.06%	1.10%	1.06%

Ratio of total expenses to average net assets	1.20%		1.18%		1.33%	1.30%	1.23%

Ratio of net investment income to average net assets	0.43	%(b)	0.09	%(c)	0.22%	0.27%	0.19	%(d)

Portfolio turnover rate(f)	163%		172%		147%	125%	116%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.21% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.22% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.17% of average net assets.
(e)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Institutional Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$16.63	$15.43	$11.90	$9.78	$19.73

Net investment income (loss)(a)	(0.01)	(0.05)	— (b)	0.03	0.06

Net realized and unrealized gain (loss)	(5.24)	3.46	4.79	3.43	(0.18)

Total from investment operations	(5.25)	3.41	4.79	3.46	(0.12)

Distributions to shareholders from net investment income	—	—	(0.01)	(0.04)	(0.10)

Distributions to shareholders from net realized gains	(2.18)	(2.21)	(1.25)	(1.30)	(9.73)

Total distributions	(2.18)	(2.21)	(1.26)	(1.34)	(9.83)

Net asset value, end of year	$9.20	$16.63	$15.43	$11.90	$9.78

Total Return(c)	(32.52)%	21.93%	40.37%	35.53%	(1.04)%

Net assets, end of year (in 000’s)	$122,077	$187,144	$167,930	$129,686	$102,199

Ratio of net expenses to average net assets	0.74%	0.73%	0.74%	0.77%	0.74%

Ratio of total expenses to average net assets	0.82%	0.79%	0.81%	0.85%	0.82%

Ratio of net investment income (loss) to average net assets	(0.11)%	(0.27)%	(0.01)%	0.29%	0.30%

Portfolio turnover rate(d)	29%	20%	45%	44%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Service Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$16.55	$15.41	$11.91	$9.78	$19.68

Net investment income (loss)(a)	(0.05)	(0.09)	(0.03)	0.01	0.01

Net realized and unrealized gain (loss)	(5.20)	3.44	4.78	3.43	(0.18)

Total from investment operations	(5.25)	3.35	4.75	3.44	(0.17)

Distributions to shareholders from net investment income	—	—	—	(0.01)	—

Distributions to shareholders from net realized gains	(2.18)	(2.21)	(1.25)	(1.30)	(9.73)

Total distributions	(2.18)	(2.21)	(1.25)	(1.31)	(9.73)

Net asset value, end of year	$9.12	$16.55	$15.41	$11.91	$9.78

Total Return(b)	(32.68)%	21.56%	39.98%	35.32%	(1.32)%

Net assets, end of year (in 000’s)	$115,205	$262,782	$257,714	$241,375	$139,414

Ratio of net expenses to average net assets	0.99%	0.98%	0.99%	1.02%	0.99%

Ratio of total expenses to average net assets	1.07%	1.04%	1.06%	1.10%	1.07%

Ratio of net investment income (loss) to average net assets	(0.38)%	(0.52)%	(0.24)%	0.04%	0.04%

Portfolio turnover rate(c)	29%	20%	45%	44%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Institutional Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$20.06	$20.08	$17.93	$15.03	$19.41

Net investment income(a)	0.15	0.18	0.15	0.21	0.22

Net realized and unrealized gain (loss)	(4.10)	5.61	2.98	3.57	(1.38)

Total from investment operations	(3.95)	5.79	3.13	3.78	(1.16)

Distributions to shareholders from net investment income	(0.14)	(0.19)	(0.16)	(0.23)	(0.25)

Distributions to shareholders from net realized gains	(0.09)	(5.62)	(0.82)	(0.65)	(2.97)

Total distributions	(0.23)	(5.81)	(0.98)	(0.88)	(3.22)

Net asset value, end of year	$15.88	$20.06	$20.08	$17.93	$15.03

Total Return(b)	(19.74)%	29.41%	17.49%	25.21%	(6.19)%

Net assets, end of year (in 000’s)	$242,239	$317,468	$267,592	$256,930	$235,553

Ratio of net expenses to average net assets	0.56%	0.55%	0.56%	0.58%	0.58%

Ratio of total expenses to average net assets	0.72%	0.71%	0.75%	0.76%	0.73%

Ratio of net investment income to average net assets	0.86%	0.81%	0.85%	1.24%	1.12%

Portfolio turnover rate(c)	203%	206%	203%	187%	160%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Service Shares
	Year Ended December 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$20.23	$20.21	$18.04	$15.12	$19.48

Net investment income(a)	0.11	0.14	0.12	0.18	0.18

Net realized and unrealized gain (loss)	(4.13)	5.64	2.99	3.58	(1.37)

Total from investment operations	(4.02)	5.78	3.11	3.76	(1.19)

Distributions to shareholders from net investment income	(0.10)	(0.14)	(0.12)	(0.19)	(0.20)

Distributions to shareholders from net realized gains	(0.09)	(5.62)	(0.82)	(0.65)	(2.97)

Total distributions	(0.19)	(5.76)	(0.94)	(0.84)	(3.17)

Net asset value, end of year	$16.02	$20.23	$20.21	$18.04	$15.12

Total Return(b)	(19.90)%	29.11%	17.27%	24.93%	(6.36)%

Net assets, end of year (in 000’s)	$41,870	$61,849	$54,149	$55,201	$53,208

Ratio of net expenses to average net assets	0.77%	0.77%	0.77%	0.79%	0.79%

Ratio of total expenses to average net assets	0.97%	0.93%	1.00%	1.01%	0.97%

Ratio of net investment income to average net assets	0.64%	0.60%	0.63%	1.03%	0.88%

Portfolio turnover rate(c)	203%	206%	203%	187%	160%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Notes to Financial Statements

December 31, 2022

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Equity Index	Service	Diversified
International Equity Insights	Institutional and Service	Diversified
Large Cap Value	Institutional and Service	Diversified
Mid Cap Growth*	Institutional and Service	Diversified
Mid Cap Value	Institutional and Service	Diversified
Small Cap Equity Insights	Institutional and Service	Diversified
Strategic Growth	Institutional and Service	Non-Diversified
U.S. Equity Insights	Institutional and Service	Diversified

*	Effective April 29, 2022, the Fund changed its name from Growth Opportunities to Mid Cap Growth.

Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

At a meeting held on December 13-14, 2022, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees (the “Board”) of the Goldman Sachs Variable Insurance Trust (the “Trust”) approved a proposal to liquidate the Goldman Sachs Equity Index Fund (the “Fund”), a series of the Trust. The Fund will be liquidated on or about April 21, 2023 (the “Liquidation Date”), pursuant to a Plan of Liquidation approved by the Board. The Liquidation Date may be changed without notice at the discretion of the Trust’s officers. As such, shares of the Fund were no longer be available for purchase by new insurance company separate account or other shareholders as of the close of business on January 16, 2023. Existing variable annuity and variable insurance contract owners and others who are shareholders of the Fund may continue to purchase shares of the Fund until April 18, 2023. To the extent there are any dividend or distribution payments made prior to the Liquidation Date, they will continue to be paid either in cash or in additional shares of the Fund, depending on each shareholder’s current election, as disclosed in the Prospectus.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in

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GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable

(including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

103

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2022

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the

104

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3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2022:

EQUITY INDEX FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Asia	$205,123	$—	$—
Europe	992,050	—	—
North America	159,529,290	—	—

Total	$160,726,463	$—	$—

Derivative Type

Liabilities(b)
Futures Contracts	$(16,431)	$—	$—

INTERNATIONAL EQUITY INSIGHTS FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$862,927	$—
Asia	153,000	21,144,026	—
Europe	1,365,703	53,157,801	—
North America	1,055,641	5,387,924	—
Oceania	988,549	7,515,143	—
Securities Lending Reinvestment Vehicle	166,392	—	—

Total	$3,729,285	$88,067,821	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third party fair value service for certain international equity securities resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

105

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2022

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL EQUITY INSIGHTS FUND (continued)
Derivative Type	Level 1	Level 2	Level 3

Assets(b)
Futures Contracts	$371	$—	$—

Liabilities(b)
Futures Contracts	$(25,203)	$—	$—

LARGE CAP VALUE FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$9,919,504	$—	$—
North America	370,345,629	—	—
Investment Company	394,821	—	—

Total	$380,659,954	$—	$—

MID CAP GROWTH FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$256,847	$—	$—
North America	49,389,624	—	—
Investment Company	2,865,404	—	—

Total	$52,511,875	$—	$—

MID CAP VALUE FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$5,037,120	$—	$—
North America	395,293,701	—	—
Investment Company	2,407,505	—	—

Total	$402,738,326	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

106

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP EQUITY INSIGHTS FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Africa	$176,318	$—	$—
Asia	610,944	—	—
Europe	2,560,012	—	—
North America	103,745,732	—	—
South America	125,429	—	—
Investment Company	852,072	—	—
Securities Lending Reinvestment Vehicle	1,025,843	—	—

Total	$109,096,350	$—	$—

Derivative Type

Liabilities(b)
Futures Contracts	$(40,753)	$—	$—

STRATEGIC GROWTH FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$5,540,382	$—	$—
North America	228,808,805	—	—
Investment Company	2,849,066	—	—

Total	$237,198,253	$—	$—

U.S. EQUITY INSIGHTS FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Asia	$1,050,425	$—	$—
Europe	3,690,584	—	—
North America	277,502,184	—	—

Total	$282,243,193	$—	$—

Derivative Type

Liabilities(b)
Futures Contracts	$(16,178)	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2022

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2022. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Equity Index	Equity		$—	Variation margin on futures contracts	$(16,431)
International Equity Insights	Equity	Variation margin on futures contracts	371	Variation margin on futures contracts	(25,203)
Small Cap Equity Insights	Equity	—	—	Variation margin on futures contracts	(40,753)
U.S. Equity Insights	Equity	—	—	Variation margin on futures contracts	(16,178)

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of December 31, 2022 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Equity Index

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(159,530)	$(30,334)

International Equity Insights

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(5,602)	$(27,620)

Small Cap Equity Insights

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(202,930)	$(50,928)

U.S. Equity Insights

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$71,397	$(16,178)

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4.    INVESTMENTS IN DERIVATIVES (continued)

For the fiscal year ended December 31, 2022, the relevant values for each derivative type were as follows:

Average Number of Contracts(1)
Fund	Futures Contracts
Equity Index	4
International Equity Insights	23
Small Cap Equity Insights	18
U.S. Equity Insights	4

(1)

Amounts disclosed represent average number of contracts for futures contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended December 31, 2022.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2022, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate					Effective Rate	Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
International Equity Insights	0.81%	0.73%	0.69%	0.68%	0.67%	0.81%	0.80	%*#
Large Cap Value	0.72	0.65	0.62	0.60	0.59	0.72	0.68	*
Mid Cap Growth	0.87	0.87	0.78	0.74	0.73	0.87	0.81	*
Mid Cap Value	0.77	0.77	0.69	0.66	0.65	0.77	0.77
Small Cap Equity Insights	0.70	0.70	0.63	0.60	0.59	0.70	0.70
Strategic Growth	0.71	0.64	0.61	0.59	0.58	0.71	0.71
U.S. Equity Insights	0.62	0.59	0.56	0.55	0.54	0.62	0.54	*

^

Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

*

GSAM agreed to waive a portion of its management fee in order to achieve an effective net management rate as defined in the Funds’ most recent prospectus. This waiver will remain in effect through at least April 29, 2023, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.

#	GSAM began waiving management fees on International Equity Insights to 0.79% effective April 29, 2022.

The International Equity Insights, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Equity Insights, Strategic Growth and U.S. Equity Insights Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2022, with respect

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Notes to Financial Statements (continued)

December 31, 2022

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

to the Funds’ investments in an affiliated Underlying Fund GSAM waived $3,666, $3,754, $8,717, $1,403, and $5,817 of the Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Equity Insights, and Strategic Growth Funds’ management fees, respectively.

The Agreement for the Equity Index Fund provides for a contractual management fee at an annual rate equal to 0.30% of the Fund’s average daily net assets. The Investment Adviser has agreed to waive a portion of the management fee equal to 0.09% of the annual contractual rate applicable to the Equity Index Fund’s average daily net assets between $0 and $400 million and 0.10% of the annual contractual rate applicable to the Fund’s average daily net assets in excess of $400 million. This management fee waiver will remain in effect through at least April 29, 2023, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For the fiscal year ended December 31, 2022, the Fund paid GSAM an Effective Net Management Rate of 0.21%.

As authorized by the Agreement for the Equity Index Fund, GSAM has entered into a Sub-advisory Agreement with SSgA Funds Management, Inc. (“SSgA”) which serves as the sub-adviser to the Fund and provides the day-to-day advice regarding the Fund’s portfolio transactions. As compensation for its services, SSgA is entitled to a fee, accrued daily and paid monthly by GSAM, at the following annual rates of the Fund’s average daily net assets: 0.03% on the first $50 million, 0.02% on the next $200 million, 0.01% on the next $750 million and 0.008% over $1 billion. The effective Sub-advisory fee was 0.02% for the fiscal year ended December 31, 2022.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Service Shares of each Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Funds’ average daily net assets attributable to Service Shares. For the fiscal year ended December 31, 2022 for the U.S. Equity Insights Fund, Goldman Sachs agreed to waive distribution and services fees so as not to exceed an annual rate of 0.21% of average daily net assets of the Fund. For the fiscal year ended December 31, 2022 for the Mid Cap Growth Fund, Goldman Sachs agreed to waive distribution and services fees so as not to exceed an annual rate of 0.15% of average daily net assets of the Fund. These distribution and service fee waivers will remain in place through at least April 29, 2023, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares. Goldman Sachs has agreed to waive its transfer agency fee attributable to the Service Shares of the Large Cap Value Fund. This arrangement will remain in place through at least April 29, 2023, and prior to such date Goldman Sachs may not terminate the arrangement without approval of the Board of Trustees.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Equity Index, International Equity Insights, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Equity Insights, Strategic Growth and U.S. Equity Insights Funds are 0.004%, 0.004%, 0.004%, 0.004%, 0.054%, 0.094%, 0.014% and 0.004%, respectively. Prior to April 29, 2022, the Other Expense limitation was 0.044% for the International Equity Insights Fund. These Other Expense limitations will remain in place through at least April 29, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In

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5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Distribution and Service Fee Waiver	Transfer Agency Waiver/Credits	Other Expense Reimbursement	Total Expense Reductions
Equity Index	$162,327	$—	$—	$242,412	$404,739
International Equity Insights	12,398	—	—	141,072	153,470
Large Cap Value	169,945	—	52,068	221,664	443,677
Mid Cap Growth	37,698	55,463	—	205,069	298,230
Mid Cap Value	8,717	—	—	57,921	66,638
Small Cap Equity Insights	1,403	—	—	161,976	163,379
Strategic Growth	5,817	—	—	203,925	209,742
U.S. Equity Insights	253,572	19,505	—	233,285	506,362

E.  Line of Credit Facility — As of December 31, 2022, the Funds participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2022, the Funds did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2022, Goldman Sachs earned $1,440 and $928 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Large Cap Value and Mid Cap Growth Funds, respectively.

The following table provides information about the investment in shares of issuers of which a Fund is an affiliate as of and for the fiscal year ended December 31, 2022:

Fund	Name of Affiliated Issuer	Beginning Value as of December 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending Value as of December 31, 2022	Shares as of December 31, 2022	Dividend Income
Equity Index	Goldman Sachs Group, Inc. (The)	$711,926	$—	$(53,554)	$24,205	$(98,831)	$583,746	1,700	$15,832

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Notes to Financial Statements (continued)

December 31, 2022

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2022:

Fund	Beginning Value as of December 31, 2021	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2022	Shares as of December 31, 2022	Dividend Income
International Equity Insights	$—	$7,401,345.00	$(7,401,345.00)	$—	—	$312.00
Large Cap Value	2,751,464	66,763,577	(69,120,220)	394,821	394,821.00	32,584
Mid Cap Growth	933,690	18,788,670	(16,856,956)	2,865,404	2,865,404.00	42,543
Mid Cap Value	4,761,405	136,843,157	(139,197,057)	2,407,505	2,407,505.00	108,363
Small Cap Equity Insights	—	20,014,170	(19,162,098)	852,072	852,072.00	14,945
Strategic Growth	4,509,290	40,774,048	(42,434,272)	2,849,066	2,849,066.00	64,408
U.S. Equity Insights	—	4,853,670	(4,853,670)	—	—	116

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2022, were as follows:

Fund	Purchases	Sales and Maturities
Equity Index	$2,321,694	$20,696,435
International Equity Insights	157,517,843	153,373,467
Large Cap Value	189,618,468	257,535,781
Mid Cap Growth	32,779,554	40,412,172
Mid Cap Value	328,048,849	412,561,443
Small Cap Equity Insights	188,421,000	183,669,058
Strategic Growth	81,736,304	166,466,310
U.S. Equity Insights	642,206,371	661,285,524

7.    SECURITIES LENDING

The Large Cap Value, Mid Cap Growth, Mid Cap Value and Strategic Growth Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Equity Index, International Equity Insights, Small Cap Equity Insights and U. S. Equity Insights Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the

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7.    SECURITIES LENDING (continued)

close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Equity Index, International Equity Insights, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Equity Insights, Strategic Growth and U.S. Equity Insights Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will, and BNYM may, exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNYM are unable to purchase replacement securities, GSAL and/or BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2022, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds, GSAL and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds’ for the fiscal year ended December 31, 2022, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the fiscal year ended December 31, 2022		Amounts payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2022
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Equity Index	$5	$20	$—
International Equity Insights	2,111	—	—
Small Cap Equity Insights	5,412	6,832	122,851
U.S. Equity Insights	12	—	—

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Notes to Financial Statements (continued)

December 31, 2022

7.    SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended December 31, 2022:

Fund	Beginning Value as of December 31, 2021	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2022
Equity Index	$—	$616,980	$(616,980)	$—
International Equity Insights	—	14,009,072	(13,842,680)	166,392
Large Cap Value	—	5,872,633	(5,872,633)	—
Mid Cap Growth	688,836	6,903,891	(7,592,727)	—
Mid Cap Value	—	13,997,207	(13,997,207)	—
Small Cap Equity Insights	1,845,983	17,778,838	(18,598,978)	1,025,843
Strategic Growth	858,041	5,245,409	(6,103,450)	—
U.S. Equity Insights	—	1,152,350	(1,152,350)	—

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2022 was as follows:

	Equity Index	International Equity Insights	Large Cap Value	Mid Cap Growth
Distributions paid from:
Ordinary income	$1,927,957	$3,021,007	$5,976,350	$55,910
Net long-term capital gains	11,510,542	—	36,997,158	1,887,780
Total taxable distributions	$13,438,499	$3,021,007	$42,973,508	$1,943,690

	Mid Cap Value	Small Cap Equity Insights	Strategic Growth	U.S. Equity Insights
Distributions paid from:
Ordinary income	$6,310,139	$366,699	$2,117,812	$2,459,145
Net long-term capital gains	59,152,031	1,187,594	44,319,555	1,599,621
Total taxable distributions	$65,462,170	$1,554,293	$46,437,367	$4,058,766

The tax character of distributions paid during the fiscal year ended December 31, 2021 was as follows:

	Equity Index	International Equity Insights	Large Cap Value	Mid Cap Growth
Distributions paid from:
Ordinary income	$2,333,133	$3,833,918	$26,797,602	$4,251,002
Net long-term capital gains	13,717,101	1,687,425	36,936,613	9,192,251
Total taxable distributions	$16,050,234	$5,521,343	$63,734,215	$13,443,253

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8.    TAX INFORMATION (continued)

	Mid Cap Value	Small Cap Equity Insights	Strategic Growth	U.S. Equity Insights
Distributions paid from:
Ordinary income	$44,797,367	$18,532,560	$13,427,087	$50,715,107
Net long-term capital gains	28,620,079	10,074,781	39,998,510	34,647,431
Total taxable distributions	$73,417,446	$28,607,341	$53,425,597	$85,362,538

As of December 31, 2022, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Equity Index	International Equity Insights	Large Cap Value	Mid Cap Growth
Undistributed ordinary income — net	$303,458	$257,238	$863,067	$—
Undistributed long-term capital gains	1,375,000	—	11,134,752	—
Total undistributed earnings	$1,678,458	$257,238	$11,997,819	$—
Capital loss carryforwards
Perpetual short-term	$—	$(11,394,712)	$—	$(184,177)
Total capital loss carryforwards	$—	$(11,394,712)	$—	$(184,177)
Timing differences (Real Estate Investment Trusts, late year ordinary loss deferral, post October loss deferral, and straddle loss deferrals)	$52	$(181,062)	$54,783	$(102,750)
Unrealized gains — net	111,509,129	1,853,116	41,969,970	4,937,127
Total accumulated earnings (losses) — net	$113,187,639	$(9,465,420)	$54,022,572	$4,650,200

	Mid Cap Value	Small Cap Equity Insights	Strategic Growth	U.S. Equity Insights
Undistributed ordinary income— net	$1,220,127	$441,427	$—	$481,712
Undistributed long-term capital gains	486,918	—	2,137,768	—
Total undistributed earnings	$1,707,045	$441,427	$2,137,768	$481,712
Capital loss carryforwards
Perpetual short-term	$—	$(11,118,251)	$—	$(10,171,033)
Total capital loss carryforwards	$—	$(11,118,251)	$—	$(10,171,033)
Timing differences (Real Estate Investment Trusts, late year ordinary loss deferral, post October loss deferral, and straddle loss deferrals)	$(861,362)	$(2,297,849)	$(532,698)	$4,606
Unrealized gain (loss) — net	46,475,534	(715,554)	99,263,583	30,760,355
Total accumulated earnings (losses) — net	$47,321,217	$(13,690,227)	$100,868,653	$21,075,640

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Notes to Financial Statements (continued)

December 31, 2022

8.    TAX INFORMATION (continued)

As of December 31, 2022, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Equity Index	International Equity Insights	Large Cap Value	Mid Cap Growth
Tax cost	$49,140,122	$89,944,513	$338,689,871	$47,574,748
Gross unrealized gain	115,532,895	6,760,372	69,744,439	8,971,113
Gross unrealized loss	(4,023,766)	(4,907,256)	(27,774,469)	(4,033,986)
Net unrealized gain (loss)	$111,509,129	$1,853,116	$41,969,970	$4,937,127

	Mid Cap Value	Small Cap Equity Insights	Strategic Growth	U.S. Equity Insights
Tax cost	$356,262,792	$109,771,151	$137,934,670	$251,466,660
Gross unrealized gain	63,766,574	10,994,642	110,281,429	43,146,803
Gross unrealized loss	(17,291,040)	(11,710,196)	(11,017,846)	(12,386,448)
Net unrealized gain (loss)	$46,475,534	$(715,554)	$99,263,583	$30,760,355

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and foreign currency contracts, and differences in the tax treatment of real estate investment trust investments and passive foreign investment company investments.

The Mid Cap Growth Fund reclassed $197,480 and Strategic Growth Fund reclassed $682,580 from paid-in capital to distributable earnings. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from taxable overdistributions and net operating losses.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance,

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9.    OTHER RISKS (continued)

financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where

117

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2022

9.    OTHER RISKS (continued)

investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Strategic Growth Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

10.    IDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

At a meeting held on December 13-14, 2022, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board approved a proposal to liquidate the Goldman Sachs Equity Index Fund (the “Fund”), a series of the Trust. The Fund will be liquidated on or about April 21, 2023 (the “Liquidation Date”), pursuant to a Plan of Liquidation approved by the Board. The Liquidation Date may be changed without notice at the discretion of the Trust’s officers. As such, shares of the Fund were no longer be available for purchase by new insurance company separate account or other shareholders as of the close of business on January 16, 2023. Existing variable annuity and variable insurance contract owners and others who are shareholders of the Fund may continue to purchase shares of the Fund until April 18, 2023. To the extent there are any dividend or distribution payments made prior to the Liquidation Date, they will continue to be paid either in cash or in additional shares of the Fund, depending on each shareholder’s current election, as disclosed in the Prospectus.

All other subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Equity Index Fund
	For the Fiscal Year Ended December 31, 2022		For the Fiscal Year Ended December 31, 2021
	Shares	Dollars	Shares	Dollars
Service Shares
Shares sold	43,437	$849,405	361,708	$8,243,921
Reinvestment of distributions	747,414	13,438,499	720,711	16,050,234
Shares redeemed	(1,081,712)	(21,222,827)	(1,070,042)	(23,750,642)

NET INCREASE (DECREASE)	(290,861)	$(6,934,923)	12,377	$543,513
	International Equity Insights Fund
	For the Fiscal Year Ended December 31, 2022		For the Fiscal Year Ended December 31, 2021
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,306,039	$10,885,092	1,279,391	$12,019,024
Reinvestment of distributions	253,079	1,971,488	363,020	3,288,959
Shares redeemed	(733,445)	(5,861,784)	(559,940)	(5,229,023)
	825,673	6,994,796	1,082,471	10,078,960
Service Shares
Shares sold	522,850	4,549,789	272,671	2,522,185
Reinvestment of distributions	134,038	1,049,519	245,317	2,232,384
Shares redeemed	(1,042,479)	(8,911,581)	(1,206,056)	(11,158,115)
	(385,591)	(3,312,273)	(688,068)	(6,403,546)

NET INCREASE	440,082	$3,682,523	394,403	$3,675,414

	Large Cap Value Fund
	For the Fiscal Year Ended December 31, 2022		For the Fiscal Year Ended December 31, 2021
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	950,934	$8,789,990	1,017,136	$10,601,007
Reinvestment of distributions	1,876,236	16,379,536	2,432,740	23,694,892
Shares redeemed	(3,426,119)	(32,079,665)	(2,709,781)	(28,139,387)
	(598,949)	(6,910,139)	740,095	6,156,512
Service Shares
Shares sold	996,820	9,307,435	603,933	6,315,252
Reinvestment of distributions	3,046,274	26,593,971	4,106,597	40,039,323
Shares redeemed	(6,321,557)	(58,612,498)	(6,168,949)	(63,721,719)
	(2,278,463)	(22,711,092)	(1,458,419)	(17,367,144)

NET DECREASE	(2,877,412)	$(29,621,231)	(718,324)	$(11,210,632)

119

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2022

12.    SUMMARY OF SHARE TRANSACTIONS (continued)

	Mid Cap Growth Fund
	For the Fiscal Year Ended December 31, 2022		For the Fiscal Year Ended December 31, 2021
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	82,652	$879,904	20,939	$308,042
Reinvestment of distributions	3,921	39,168	5,182	67,989
Shares redeemed	(2,047)	(19,226)	—	—
	84,526	899,846	26,121	376,031
Service Shares
Shares sold	689,640	$6,396,245	231,649	$3,064,331
Reinvestment of distributions	204,787	1,904,522	1,090,968	13,375,264
Shares redeemed	(1,294,096)	(12,861,876)	(1,240,070)	(17,004,840)
	(399,669)	(4,561,109)	82,547	(565,245)

NET INCREASE (DECREASE)	(315,143)	$(3,661,263)	108,668	$(189,214)

	Mid Cap Value Fund
	For the Fiscal Year Ended December 31, 2022		For the Fiscal Year Ended December 31, 2021
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	644,665	$11,319,610	543,557	$10,751,501
Reinvestment of distributions	3,213,607	50,260,811	2,669,991	51,237,122
Shares redeemed	(2,565,377)	(45,341,378)	(2,580,959)	(51,043,863)
	1,292,895	16,239,043	632,589	10,944,760
Service Shares
Shares sold	4,528,288	81,887,182	135,902	2,703,427
Reinvestment of distributions	959,682	15,201,358	1,143,905	22,180,324
Shares redeemed	(8,132,136)	(140,363,135)	(1,838,658)	(36,501,072)
	(2,644,166)	(43,274,595)	(558,851)	(11,617,321)

NET INCREASE (DECREASE)	(1,351,271)	$(27,035,552)	73,738	$(672,561)

	Small Cap Equity Insights Fund
	For the Fiscal Year Ended December 31, 2022		For the Fiscal Year Ended December 31, 2021
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,292,071	$14,688,216	1,618,659	$25,450,651
Reinvestment of distributions	116,516	1,287,501	1,829,510	23,948,283
Shares redeemed	(1,264,967)	(14,195,917)	(1,420,214)	(22,244,412)
	143,620	1,779,800	2,027,955	27,154,522

120

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

12.    SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Equity Insights Fund
	For the Fiscal Year Ended December 31, 2022		For the Fiscal Year Ended December 31, 2021
	Shares	Dollars	Shares	Dollars
Service Shares
Shares sold	623,675	6,800,371	362,412	5,522,021
Reinvestment of distributions	24,431	266,792	360,051	4,659,058
Shares redeemed	(253,528)	(2,768,698)	(299,332)	(4,633,346)
	394,578	4,298,465	423,131	5,547,733

NET INCREASE	538,198	$6,078,265	2,451,086	$32,702,255

	Strategic Growth Fund
	For the Fiscal Year Ended December 31, 2022		For the Fiscal Year Ended December 31, 2021
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	650,339	$8,099,060	481,598	$7,976,739
Reinvestment of distributions	2,405,496	23,862,524	1,313,700	22,122,701
Shares redeemed	(1,036,439)	(12,855,382)	(1,421,500)	(24,042,181)
	2,019,396	19,106,202	373,798	6,057,259
Service Shares
Shares sold	1,076,390	12,762,705	406,058	6,769,145
Reinvestment of distributions	2,294,192	22,574,843	1,866,601	31,302,896
Shares redeemed	(6,611,696)	(94,253,137)	(3,121,407)	(52,908,517)
	(3,241,114)	(58,915,589)	(848,748)	(14,836,476)

NET DECREASE	(1,221,718)	$(39,809,387)	(474,950)	$(8,779,217)

	U.S. Equity Insights Fund
	For the Fiscal Year Ended December 31, 2022		For the Fiscal Year Ended December 31, 2021
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,049,282	$18,219,119	887,900	$20,340,436
Reinvestment of distributions	210,737	3,548,809	3,644,075	71,715,395
Shares redeemed	(1,826,212)	(31,436,133)	(2,036,401)	(46,216,943)
	(566,193)	(9,668,205)	2,495,574	45,838,888
Service Shares
Shares sold	78,305	1,349,171	163,388	3,720,849
Reinvestment of distributions	30,015	509,957	687,514	13,647,143
Shares redeemed	(550,922)	(9,529,595)	(474,227)	(10,887,216)
	(442,602)	(7,670,467)	376,675	6,480,776

NET INCREASE (DECREASE)	(1,008,795)	$(17,338,672)	2,872,249	$52,319,664

121

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs Equity Index Fund, Goldman Sachs Mid Cap Growth Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Strategic Growth Fund, and Goldman Sachs U.S. Equity Insights Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Equity Index Fund, Goldman Sachs Mid Cap Growth Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Strategic Growth Fund, and Goldman Sachs U.S. Equity Insights Fund (eight of the Funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Fund Expenses — Six Month Period Ended December 31, 2022 (Unaudited)

As a shareholder of Institutional or Service Shares of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 through December 31, 2022, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the informationinthis line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Equity Index Fund				International Equity Insights Fund				Large Cap Value Fund				Mid Cap Growth Fund
Share Class	Beginning Account Value 7/1/22	Ending Account Value 12/31/22		Expenses Paid for the 6 months ended 12/31/2022*	Beginning Account Value 7/1/22	Ending Account Value 12/31/22		Expenses Paid for the 6 months ended 12/31/2022*	Beginning Account Value 7/1/22	Ending Account Value 12/31/22		Expenses Paid for the 6 months ended 12/31/2022*	Beginning Account Value 7/1/22	Ending Account Value 12/31/22		Expenses Paid for the 6 months ended 12/31/2022*
Institutional

Actual	N/A	N/A		N/A	$1,000.00	$1,055.79		$4.20	$1,000.00	$1,076.70		$3.66	$1,000.00	$1,074.86		$4.24
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,021.12	+	4.13	1,000.00	1,021.68	+	3.57	1,000.00	1,021.12	+	4.13
Service

Actual	$1,000.00	1,021.12		2.45	1,000.00	1,054.19		5.49	1,000.00	1,076.69		4.87	1,000.00	1,074.18		$5.12
Hypothetical 5% return	1,000.00	1,022.79	+	2.45	1,000.00	1,019.86	+	5.40	1,000.00	1,020.52	+	4.74	1,000.00	1,020.27	+	4.99

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional Shares	Service Shares
Equity Index Fund	N/A	0.48%
International Equity Insights Fund	0.81%	1.06
Large Cap Value Fund	0.70	0.93
Mid Cap Growth Fund	0.81	0.98

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GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Fund Expenses — Six Month Period Ended December 31, 2022 (Unaudited) (continued)

As a shareholder of Institutional or Service Shares of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service and Advisor Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 through December 31, 2022, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Mid Cap Value Fund				Small Cap Equity Insights Fund				Strategic Growth Fund				U.S. Equity Insights Fund
Share Class	Beginning Account Value 7/1/22	Ending Account Value 12/31/22		Expenses Paid for the 6 months ended 12/31/2022*	Beginning Account Value 7/1/22	Ending Account Value 12/31/22		Expenses Paid for the 6 months ended 12/31/2022*	Beginning Account Value 7/1/22	Ending Account Value 12/31/22		Expenses Paid for the 6 months ended 12/31/2022*	Beginning Account Value 7/1/22	Ending Account Value 12/31/22		Expenses Paid for the 6 months ended 12/31/2022*
Institutional

Actual	$1,000.00	$1,078.60		$4.51	$1,000.00	$1,037.90		$4.16	$1,000.00	$984.44		$3.70	$1,000.00	$1,020.30		$2.85
Hypothetical 5% return	1,000.00	1,020.87	+	4.38	1,000.00	1,021.12	+	4.13	1,000.00	1,021.48	+	3.77	1,000.00	1,022.38	+	2.85
Service

Actual	1,000.00	1,076.79		5.76	1,000.00	1,036.01		5.44	1,000.00	983.35		4.95	1,000.00	1,019.08		3.92
Hypothetical 5% return	1,000.00	1,019.66	+	5.60	1,000.00	1,019.86	+	5.40	1,000.00	1,020.21	+	5.04	1,000.00	1,021.32	+	3.92

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional Shares	Service Shares
Mid Cap Value Fund	0.86%	1.10%
Small Cap Equity Insights Fund	0.81	1.06
Strategic Growth Fund	0.74	0.99
U.S. Equity Insights Fund	0.56	0.77

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Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer[5] Age: 73	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	103	None
Dwight L. Bush Age: 65	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.

				103	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)
Kathryn A. Cassidy Age: 68	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	103	Vertical Aerospace Ltd. (an aerospace and technology company)
John G. Chou Age: 66	Trustee	Since 2022	Mr. Chou is Executive Vice President and Special Advisor to the Chairman and CEO of AmerisourceBergen Corporation (a pharmaceutical and healthcare company) (2021-Present); and formerly held various executive management positions with AmerisourceBergen Corporation, including Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	103	None
Diana M. Daniels[5] Age: 73	Trustee	Since 2007

Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Director of 1735 NY Investments, LLC (oversees an investment fund that supports the mission of the American Institute of Architects) (2022-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007).

Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.

				103	None

125

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Joaquin Delgado Age: 62	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019- January 2020).

Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.

				103	Stepan Company (a specialty chemical manufacturer)
Eileen H. Dowling Age: 60	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	103	None
Gregory G. Weaver Age: 71	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	103	Verizon Communications Inc.
Paul C. Wirth Age: 65	Trustee	Since 2022	Mr. Wirth is retired. Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	103	None

126

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 60	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2022.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2022, Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 45 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

[5]	Ms. Daniels and Ms. Palmer retired as Independent Trustees effective January 1, 2023.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

127

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 60	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President-Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Principal Accounting Officer - Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002–2006).

Secretary — Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2022.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2022, 100%, 43.52%, 7.45%, 79.28%, 77.57%, 14.34% and 88.43% of the dividends paid from net investment company taxable income by the Equity Index, Mid Cap Value, Mid Cap Growth, Large Cap Value, Small Cap Equity Insights, Strategic Growth and U.S. Equity Insights Funds, respectively, qualified for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Equity Index, Mid Cap Value, Mid Cap Growth, Large Cap Value, Small Cap Equity Insights, Strategic Growth and U.S. Equity Insights Funds designated $11,510,542, $59,152,031, $1,887,780, $36,997,158, $1,187,594, $44,319,555, and $1,599,621 respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2022.

For the year end December 31, 2022, the International Equity Insights Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Equity Insights Fund from sources within foreign countries and possessions of the United States was $0.2967 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the year ended December 31, 2022 from foreign sources was 96.24%. The total amount of foreign taxes paid by the Fund was $0.0265 per share.

128

TRUSTEES	OFFICERS
Gregory G. Weaver, Chair	James A. McNamara, President
Dwight L. Bush	Joseph F. DiMaria, Principal Financial Officer,
Kathryn A. Cassidy	Principal Accounting Officer and Treasurer
John G. Chou	Caroline L. Kraus, Secretary
Joaquin Delgado
Eileen H. Dowling
James A. McNamara
Paul C. Wirth

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of December 31, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

© 2023 Goldman Sachs. All rights reserved.

VITEQTYAR-23/306019-OTU-1739700

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Government

Money Market Fund

Annual Report

December 31, 2022

Goldman Sachs Government Money Market Fund

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Government Money Market Fund’s (the “Fund") performance and positioning for the 12-month period ended December 31, 2022 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

The Fund’s Institutional Shares’ standardized 7-day current yield was 4.18% and their standardized 7-day effective yield was 4.26% as of December 31, 2022. The Institutional Shares’ one-month simple average yield was 3.97% as of December 31, 2022. The Institutional Shares’ 7-day distribution yield as of December 31, 2022 was 4.18%.

The Fund’s Service Shares’ standardized 7-day current yield was 3.93% and their standardized 7-day effective yield was 4.00% as of December 31, 2022. The Service Shares’ one-month simple average yield was 3.72% as of December 31, 2022. The Service Shares’ 7-day distribution yield as of December 31, 2022 was 3.93%.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund than total return quotations.

What economic and market factors most influenced the money markets as a whole during the Reporting Period?

During the Reporting Period, the money markets were most influenced by Federal Reserve (“Fed”) policy, inflationary trends and U.S. economic data.

In January 2022, when the Reporting Period began, the Federal Open Market Committee (“FOMC”) kept the targeted federal funds (“fed funds”) rate unchanged in a range between zero and 25 basis points but hinted that a rate hike might come in March. (A basis point is 1/100th of a percentage point.) In February, inflation surged to multi-decade highs, as energy and commodity prices in particular jumped in response to Russia’s invasion of Ukraine late that month. Following the onset of the Russia/Ukraine war and against the backdrop of tightening financial conditions, a number of developed markets’ central banks, including the Fed, took policy action. The FOMC raised the targeted fed funds rate by 25 basis points in March, the first rate hike since the end of 2018.

Inflation continued to rise during the spring, with the core U.S. Consumer Price Index (“CPI”) reaching its highest level in nearly four decades in May 2022 and hitting a new high in June, as rising energy and food costs pushed up prices. (Core CPI data excludes food and energy prices.) Against this backdrop, the FOMC hiked the targeted fed funds rate by 50 basis points in May and then by another 75 basis points in June, the latter being the largest single rate increase since 1994. Policymakers also signaled they would continue tightening monetary policy at an aggressive pace. On June 1st, the Fed began to reduce the size of its balance sheet.

During July 2022, the Fed raised the targeted fed funds rate by 75 basis points, though comments by Fed Chair Jerome Powell suggested a potential deceleration in the pace of future rate hikes. In August, at the Fed’s Jackson Hole symposium, Powell dispelled near-term prospects of a policy pivot, stressing that Fed officials remained committed to “restoring price stability” and acknowledging this might require “a restrictive policy stance for some time.” At its September policy meeting, the FOMC increased the targeted fed funds rate another 75 basis points.

In October 2022, Fed officials began to contend that inflation was likely to decline in the near term should demand weaken and supply-chain issues soften as they anticipated. However, policymakers also suggested they would end their current tightening cycle with short-term interest rates at a higher level than many market participants had expected. Near the beginning of November, the FOMC hiked the targeted fed funds rate by 75 basis points to a range of between 3.75% and 4.00%.

In December 2022, the Fed stepped down the pace of its interest rate hikes, implementing a 50 basis point increase in the targeted fed funds rate, but emphasized that policymakers were not stepping back from the task of taming inflation. The median policymaker projection at the end of the Reporting Period signaled a higher peak funds rate of 5.00% to 5.25% and a higher-for-longer rate environment.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

In this environment, the yields of taxable and tax-exempt money market funds increased significantly. Investments in U.S. taxable money market funds remained rather flat during the Reporting Period, at approximately $4.6 trillion, according to iMoneyNet. As for U.S. tax-exempt money market funds, investments increased during the Reporting Period from $86 billion to $108 billion, according to iMoneyNet.

Interestingly, while record high inflation and hawkish implications from U.S. labor market and inflation data led front-end, or short-term, rates to rise across the money market maturity spectrum, the taxable money market yield curve actually remained rather stable in a moderately steepened position during the Reporting Period overall. (Yield curve is a spectrum of interest rates based on maturities of varying lengths. A steepened yield curve is one wherein the yields on longer-term maturities are higher than yields on shorter-term maturities; opposite of a flat yield curve.)

Money market funds overall remained a viable investment for investors seeking stability, liquidity and/or yield amid ongoing uncertainty and elevated volatility in the financial markets broadly.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s yields increased during the Reporting Period, largely because of the economic and market factors discussed above. The Fund remained highly liquid throughout the Reporting Period.

The Fund continued to be flexibly guided by shifting marketing conditions, and we positioned the Fund to seek to take advantage of the Fed’s tightening monetary policy. During the Reporting Period, the Fund’s positioning along the money market yield curve and in specific securities was predicated on market expectations around interest rates and Fed rate hikes in the near term. The overall strategy of the Fund focused on shorter weighted average maturities and longer weighted average life, as we sought to take advantage of the unprecedented rise in interest rates.

Indeed, duration management and duration positioning play a key role in our management philosophy. (Duration is a measure of a fund’s sensitivity to changes in interest rates.) That said, it should be noted that regardless of interest rate conditions, we manage the Fund consistently. Our investment approach has always been tri-fold — to seek preservation of capital, daily liquidity and maximization of yield potential. We manage interest, liquidity and credit risk daily. Whether interest rates are historically low, high or in-between, we intend to continue to use our actively managed approach to provide the best possible return within the framework of the Fund’s guidelines and objectives.

How did you manage the Fund’s weighted average maturity during the Reporting Period?

On December 31, 2021, the Fund’s weighted average maturity was 7 days. At any given time, the Fund’s weighted average maturity is based on how market interest rates compare with our near-term expectations, including supply dynamics and monetary policy. At the end of the Reporting Period, the Fund’s weighted average maturity was 6 days. Maintaining weighted average maturities on the lower end of historical ranges during most of the Reporting Period was additive to Fund performance overall given the rising rate environment.

Throughout the Reporting Period, we focused on U.S. government agency repurchase agreements, U.S. Treasuries, U.S. government agency securities, U.S. Treasury repurchase agreements and floating rate, or variable rate, demand notes when and where we saw what we considered to be attractive opportunities. The Fund primarily held instruments with a maturity of one year or less.

The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates. Also known as effective maturity, weighted average maturity measures the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

How did you manage the Fund’s weighted average life during the Reporting Period?

During the Reporting Period, we managed the weighted average life of the Fund between 33 days and 110 days. The weighted average life of the Fund was 113 days as of December 31, 2021, and was 42 days on December 31, 2022. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Under amendments to SEC Rule 2a-7 that became effective in May 2010, the maximum allowable weighted average life of a money market fund is 120 days. While one of the goals of the SEC’s money market fund rule is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

How was the Fund invested during the Reporting Period?

The Fund had investments in U.S. government agency repurchase agreements, U.S. Treasury securities, U.S. government agency securities, U.S. Treasury repurchase agreements and floating rate, or variable rate, demand notes during the Reporting Period.

Adding most to Fund performance during the Reporting Period tended to be its floating rate exposure and its overnight repurchase agreement positions, which benefited in the rising rate environment. Conversely, the Fund’s fixed rate positions, albeit a modest percentage of Fund assets, detracted from performance during the Reporting Period.

Throughout, we stayed true to our investment discipline, favoring liquidity and high quality credits over added yield. The primary focal points for our team are consistently managing interest rate risk and credit risk. We were able to navigate interest rate risk by adjusting the Fund’s weighted average maturity longer or shorter as market conditions shifted and to mitigate potential credit risk by buying high quality, creditworthy names, strategies which added to the Fund’s performance during the Reporting Period. Throughout the Reporting Period, we managed the Fund’s allocations to different sub-sectors of the money market depending on their relative value. We also adapted a flexible approach to our duration management and positioning so that we could take advantage of opportunities wherever they may arise.

Did you make any changes in the Fund’s portfolio during the Reporting Period?

We made adjustments to the Fund’s weighted average maturity, weighted average life and specific security type composition allocations based on then-current market conditions, our near-term view, and anticipated and actual Fed monetary policy statements. During the Reporting Period, we generally increased the Fund’s exposure to Treasury floating rate securities and reduced its exposure to fixed rate securities.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

David Fishman, managing director and head of liquidity solutions at Goldman Sachs Asset Management retired on December 31, 2022. Shaun Cullinan, head of U.S. Money Market Portfolio Management at Goldman Sachs Asset Management remains the portfolio manager of the Fund. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Fund.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, inflationary pressures appeared to be easing, albeit from elevated levels, as goods and energy prices — the key drivers of the sharp acceleration in 2021 and most of 2022 — began to ease. Annual U.S. headline and core inflation fell in the last months of the calendar year, reaching 6.5% and 5.7%, respectively, at the end of the calendar year, suggesting the U.S. may be entering a phase of disinflation required for a potential soft landing. (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.)

After unprecedented tightening in 2022, we anticipate three interest rate hikes of 25 basis points each by the Fed in 2023 for a terminal rate of 5.0% to 5.25%, in line with the median Fed policymaker projection in December 2022.

Looking ahead, our strategy continues to be flexibly guided by shifting market conditions, positioning the Fund and its duration to seek to take advantage of anticipated interest rate movements or lack thereof. As always, we intend to continue to use our actively managed approach to seek the best possible return within the framework of the Fund’s investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily.

We will, of course, continue to closely monitor economic data, Fed policy, and any shifts in the money market yield curve, as we strive to strategically navigate the interest rate environment.

3

FUND BASICS

FUND COMPOSITION†

Security Type

(Percentage of Net Assets)

†

The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above chart may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments

December 31, 2022

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – 3.2%
Federal Farm Credit Banks Funding Corp. (SOFR + 0.06%)
$2,500,000	4.490	%(a)(b)	01/03/23	$2,500,000
2,100,000	4.465	(a)	04/05/24	2,099,948
500,000	4.370	(a)	04/29/24	499,408
4,300,000	4.475	(a)	06/27/24	4,299,750
500,000	4.370	(a)	07/22/24	499,232
1,300,000	4.405	(a)	09/13/24	1,298,377
700,000	4.470	(a)	09/17/24	699,988
4,300,000	4.490	(a)	10/16/24	4,300,000
200,000	4.470	(a)	11/14/24	199,927
2,400,000	4.500	(a)	11/25/24	2,400,000
2,100,000	4.490	(a)	12/19/24	2,100,000
5,300,000	4.500	(a)	12/27/24	5,300,000
Federal Farm Credit Banks Funding Corp. (3 Mo. U.S. T-Bill MMY + 0.02%)
900,000	4.480	(a)	04/05/23	899,994
500,000	4.482	(a)	05/12/23	500,000
Federal Farm Credit Banks Funding Corp. (3 Mo. U.S. T-Bill MMY + 0.04%)
1,500,000	4.495	(a)	10/23/23	1,499,951
3,000,000	4.500	(a)	10/30/23	2,999,925
Federal Farm Credit Banks Funding Corp. (3 Mo. U.S. T-Bill MMY + 0.06%)
200,000	4.515	(a)	01/31/23	200,006
Federal Farm Credit Banks Funding Corp. (Prime Rate - 3.13%)
500,000	4.375	(a)	02/01/23	500,000
Federal Farm Credit Banks Funding Corp. (Prime Rate - 3.15%)
900,000	4.355	(a)	04/13/23	899,992
Federal Home Loan Bank Discount Notes
700,000	3.164		02/21/23	696,956
3,400,000	4.711		05/19/23	3,340,829
2,800,000	4.770		05/24/23	2,748,893
Federal Home Loan Banks (SOFR + 0.08%)
5,230,000	4.660		11/14/23	5,229,688
2,400,000	4.660		11/15/23	2,399,352
2,400,000	4.670		11/17/23	2,399,457
1,800,000	4.700		11/24/23	1,799,353
2,200,000	4.750		11/24/23	2,199,695
2,100,000	4.680		11/29/23	2,099,807
3,600,000	4.460	(a)	02/23/24	3,600,000
400,000	4.385	(a)	03/01/24	399,675
200,000	4.370	(a)	07/01/24	199,703
14,400,000	4.500	(a)	11/22/24	14,400,000
U.S. International Development Finance Corp. (3 Mo. U.S. T-Bill + 0.00%)
3,400,765	4.500	(a)	01/07/23	3,400,764
2,925,000	4.555	(a)	01/07/23	2,925,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$81,535,670

U.S. Treasury Obligations – 10.4%
United States Treasury Bills
$2,700,000	2.887%		01/19/23	$2,696,206
1,800,000	2.913		01/19/23	1,797,449

U.S. Treasury Obligations – (continued)
United States Treasury Bills – (continued)
200,000	2.969		01/19/23	199,711
1,011,000	2.990		01/19/23	1,009,529
900,000	2.995		01/19/23	898,688
21,389,000	3.005		01/26/23	21,345,628
2,000,000	4.605		05/18/23	1,966,207
United States Treasury Floating Rate Note
36,000,000	4.600	(a)	10/31/24	35,935,790
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY - 0.02%)
2,000,000	4.445	(a)	01/31/24	2,000,000
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.03%)
60,000,000	4.494	(a)	04/30/23	60,000,789
28,300,000	4.489	(a)	07/31/23	28,300,928
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.04%)
70,400,000	4.495	(a)	10/31/23	70,401,336
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
28,600,000	4.509	(a)	01/31/23	28,600,376
United States Treasury Notes
1,500,000	0.125		01/31/23	1,499,038
400,000	1.375		02/15/23	399,802
2,500,000	2.000		02/15/23	2,503,596
500,000	0.125		02/28/23	499,351
600,000	2.625		02/28/23	601,677

TOTAL U.S. TREASURY OBLIGATIONS				$260,656,101

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$342,191,771

Repurchase Agreements(c) – 86.2%
BNP Paribas
$2,500,000	4.260%		01/03/23	$2,500,000
Maturity Value: $2,501,183

Collateralized by a U.S. Treasury Floating Rate Note, 4.323%, due
04/30/24 and U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 02/15/37 to 11/15/45. The market value of the
collateral, including accrued interest, was $2,550,000.

Joint Account III
2,162,900,000	4.303		01/03/23	2,162,900,000
Maturity Value: $2,163,934,073

TOTAL REPURCHASE AGREEMENTS				$2,165,400,000

TOTAL INVESTMENTS – 99.8%				$2,507,591,771

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%				5,168,522

NET ASSETS – 100.0%				$2,512,760,293

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments (continued)

December 31, 2022

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 30, 2022.

(b)	The instrument is subject to a demand feature.

(c)	Unless noted, all repurchase agreements were entered into on December 30, 2022. Additional information on Joint Repurchase Agreement Account III appears in the Additional Investment Information section.
Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
MMY	—Money Market Yield
Prime	—Federal Reserve Bank Prime Loan Rate US
SOFR	—Secured Overnight Financing Rate
T-Bill	—Treasury Bill

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III — At December 31, 2022, the Fund had undivided interests in the Joint Repurchase Agreement Account III, with a maturity date of January 3, 2023, as follows:

Principal Amount	Maturity Value	Collateral Value
$2,162,900,000	$2,163,934,073	$2,222,739,198

REPURCHASE AGREEMENTS — At December 31, 2022, the Principal Amounts of the Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount
ABN Amro Bank N.V.	4.300%	$463,478,571
Bank of America, N.A.	4.300	386,232,143
Bank of Montreal	4.300	154,492,857
BofA Securities, Inc.	4.300	386,232,143
Credit Agricole Corporate and Investment Bank	4.300	154,492,857
Wells Fargo Securities LLC	4.310	617,971,429

TOTAL		$2,162,900,000

At December 31, 2022, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	2.000 to 6.500%	04/01/36 to 01/01/53
Federal National Mortgage Association	1.500 to 7.000	09/01/23 to 02/01/57
Government National Mortgage Association	2.500 to 5.000	02/20/45 to 08/20/52
U.S. Treasury Bill	0.000	03/23/23
U.S. Treasury Bond	2.250	08/15/46
U.S. Treasury Notes	0.625 to 3.875	03/31/24 to 08/15/31

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments based on amortized cost	$342,191,771
Repurchase agreements based on amortized cost	2,165,400,000
Cash	46,319
Receivables:
Fund shares sold	5,849,551
Interest	2,590,133
Reimbursement from investment advisor	20,509
Other assets	19,945

Total assets	2,516,118,228

Liabilities:
Payables:
Investments purchased	2,500,000
Fund shares redeemed	360,418
Management fees	269,672
Distribution and Service fees and Transfer Agency fees	176,086
Dividend distribution	958
Accrued expenses	50,801

Total liabilities	3,357,935

Net Assets:
Paid-in capital	2,512,770,147
Total distributable earnings (loss)	(9,854)

NET ASSETS	$2,512,760,293

Net asset value, offering and redemption price per share	$1.00
Net Assets:
Institutional Shares	$1,834,292,675
Service Shares	678,467,618

Total Net Assets	$2,512,760,293
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Institutional Shares	1,834,299,864
Service Shares	678,470,264

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:

Interest income	$31,778,292

Expenses:
Management fees	2,537,165
Distribution and Service fees — Service Shares	1,515,217
Transfer Agency fees(a)	317,117
Professional fees	163,769
Custody, accounting and administrative services	65,143
Printing and mailing fees	55,660
Trustee fees	31,189

Other	9,853

Total expenses	4,695,113

Less — expense reductions	(680,298)

Net expenses	4,014,815

NET INVESTMENT INCOME	$27,763,477

Net realized loss from investment transactions	(219,781)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,543,696

(a) Institutional and Service Shares incurred Transfer Agency fees of $195,909 and $121,208, respectively.

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2021

From operations:
Net investment income	$27,763,477	$49,734
Net realized gain (loss) from investment transactions	(219,781)	5,853

Net increase in net assets resulting from operations	27,543,696	55,587

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(18,642,223)	(34,324)
Service Shares	(8,911,722)	(32,088)

Total distributions to shareholders	(27,553,945)	(66,412)

From share transactions (at $1.00 per share):
Proceeds from sales of shares	2,307,084,458	690,873,762
Reinvestment of distributions	27,550,932	66,343
Cost of shares redeemed	(846,623,441)	(827,803,075)

Net increase (decrease) in net assets resulting from share transactions	1,488,011,949	(136,862,970)

TOTAL INCREASE (DECREASE)	1,488,001,700	(136,873,795)

Net assets:

Beginning of year	1,024,758,593	1,161,632,388

End of year	$2,512,760,293	$1,024,758,593

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Money Market Fund
	Institutional Shares
	Year Ended December 31,
	2022	2021		2020	2019	2018

Per Share Data:

Net asset value, beginning of year	$1.00	$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.016	—	(b)	0.004	0.021	0.017

Distributions to shareholders from net investment income(c)	(0.016)	—	(b)	(0.004)	(0.021)	(0.017)

Net asset value, end of year	$1.00	$1.00		$1.00	$1.00	$1.00

Total return(d)	1.58%	0.01%		0.43%	2.11%	1.74%

Net assets, end of year (in 000’s)	$1,834,293	$523,751		$582,216	$363,783	$411,447

Ratio of net expenses to average net assets	0.17%	0.09%		0.18%	0.18%	0.18%

Ratio of total expenses to average net assets	0.20%	0.21%		0.20%	0.21%	0.23%

Ratio of net investment income to average net assets	1.92%	—	%(e)	0.35%	2.06%	1.73%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005%.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Money Market Fund
	Service Shares
	Year Ended December 31,
	2022	2021		2020	2019	2018

Per Share Data:

Net asset value, beginning of year	$1.00	$1.00		$1.00	$1.00	$1.00

Net investment income(a)	0.014	—	(b)	0.003	0.018	0.015

Distributions to shareholders from net investment income(c)	(0.014)	—	(b)	(0.003)	(0.018)	(0.015)

Net asset value, end of year	$1.00	$1.00		$1.00	$1.00	$1.00

Total return(d)	1.37%	0.01%		0.27%	1.86%	1.48%

Net assets, end of year (in 000’s)	$678,468	$501,008		$579,416	$350,112	$368,652

Ratio of net expenses to average net assets	0.38%	0.09%		0.33%	0.43%	0.43%

Ratio of total expenses to average net assets	0.45%	0.46%		0.45%	0.46%	0.48%

Ratio of net investment income to average net assets	1.48%	—	%(e)	0.19%	1.81%	1.48%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(e)	Amount is less than 0.005%.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements

December 31, 2022

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Government Money Market Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The investment valuation policy of the Fund is to use the amortized-cost method permitted by Rule 2a-7 under the Act for valuing portfolio securities. The amortized-cost method of valuation involves valuing a security at its cost and thereafter applying a constant accretion or amortization to maturity of any discount or premium. Normally, a security’s amortized cost will approximate its market value. Under procedures and tolerances approved by the Board of Trustees (“Trustees”), GSAM evaluates daily the difference between the Fund’s net asset value (“NAV”) per share using the amortized costs of its portfolio securities and the Fund’s NAV per share using market-based values of its portfolio securities. The market-based value of a portfolio security is determined, where readily available, on the basis of market quotations provided by pricing services or securities dealers, or, where accurate market quotations are not readily available, on the basis of the security’s fair value as determined in accordance with the Valuation Procedures. The pricing services may use valuation models or matrix pricing, which may consider (among other things): (i) yield or price with respect to debt securities that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Fund and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually. The Fund may defer or accelerate the timing of the distribution of short-term capital gains (or any portion thereof).

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2022 and December 31, 2021 were as follows:

	2022	2021
Distribution paid from:
Ordinary income	$27,553,945	$66,412

Total taxable distributions	$27,553,945	$66,412

As of December 31, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$210,888
Capital loss carryforward: Perpetual Short-Term	(210,225)
Timing differences (Distributions Payable and Post-October Capital Loss Deferral)	(10,517)
Total accumulated earnings (losses) — net	$(9,854)

The amortized cost for the Fund stated in the accompanying Statement of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

E.  Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between the Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default, and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that the Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2022

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of December 31, 2022, all investments, including repurchase agreements, are classified as Level 2 of the fair value hierarchy. Please refer to the Schedule of Investments for further detail.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly at an annual rate of 0.02% of the Fund’s average daily net assets of Institutional Shares and Service Shares.

D.  Other Expense Agreements — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. This Other Expense limitation will remain in place through at least April 29, 2023, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the year ended December 31, 2022, these expense reductions, including any fee waiver and Other Expense reimbursements, were as follows:

Management Fee Waivers	Distribution, Administration, Service and/or Shareholder Administration Plans Fee Waivers	Transfer Agency Waiver	Other Expense Reimbursements	Total Expense Reductions

$121,035	$257,929	$39,149	$262,185	$680,298

E.  Contractual and Net Fund Expenses — The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. The investment adviser or transfer agent may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. The following table outlines such fees (net of waivers) and Other Expenses (net of reimbursements and custodian and transfer agency fee credit reductions) in order to determine the Fund’s net annualized expenses for the fiscal year. The Fund is not obligated to reimburse GSAM or Goldman Sachs for prior fiscal year fee waivers and/or expense reimbursements, if any.

	Institutional Shares		Service Shares
Fee/Expense Type	Contractual rate, if any	Ratio of net expenses to average net assets for the year ended December 31, 2022	Contractual rate, if any	Ratio of net expenses to average net assets for the year ended December 31, 2022
Management Fee	0.16%	0.15%	0.16%	0.15%
Distribution and Service Fees	N/A	N/A	0.25	0.21
Transfer Agency Fees	0.02	0.02	0.02	0.02
Other Expenses	—	— (a)	—	— (a)
Net Expenses		0.17%		0.38%

(a)	Amount is less than 0.005% of average net assets.

N/A — Fees not applicable to respective share class.

F.  Other Transactions with Affiliates — The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees.

For the fiscal year ended December 31, 2022, there were no purchase and sale transactions with affiliated funds.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2022

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Line of Credit Facility — As of December 31, 2022, the Fund participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2022, the Fund did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

5.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. Such market rates are generally the Secured Overnight Financing Rate, London Interbank Offered Rate (“LIBOR”), the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.

Interest Rate Risk — When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its investments will generally decline. The Fund may face a heightened level of interest rate risk in connection with the type and extent of certain monetary policy changes made by the Federal Reserve, such as target interest rate changes. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. A low interest rate environment poses additional risks to the Fund because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of current income, or minimize the volatility of the Fund’s NAV per share and/ or achieve its investment objective. Fluctuations in interest rates may also affect the liquidity of the Fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

5.    OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

6.    IDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

7.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

8.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2021
Institutional Shares*
Shares sold	1,919,889,511	496,281,091
Reinvestment of distributions	18,639,420	34,294
Shares redeemed	(627,979,771)	(554,775,442)
	1,310,549,160	(58,460,057)
Service Shares*
Shares sold	387,194,947	194,592,671
Reinvestment of distributions	8,911,512	32,049
Shares redeemed	(218,643,670)	(273,027,633)
	177,462,789	(78,402,913)

NET INCREASE (DECREASE) IN SHARES	1,488,011,949	(136,862,970)

*	Valued at $1.00 per share.

17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of

Goldman Sachs Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Government Money Market Fund (one of the funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Fund Expenses — Six Month Period Ended December 31, 2022 (Unaudited)

As a shareholder of Institutional Shares and Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022, through December 31, 2022, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/22	Ending Account Value 12/31/22		Expenses Paid for the 6 Months Ended 12/31/22*
Institutional Shares

Actual	$1,000.00	$1,014.02		$0.91
Hypothetical 5% return	$1,000.00	$1,024.30	+	$0.92
Service Shares

Actual	$1,000.00	$1,012.74		$2.18
Hypothetical 5% return	$1,000.00	$1,023.04	+	$2.19

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year (or, since inception, if shorter); and then dividing that result by the number of days in the period. The annualized net expense ratios for the period were 0.18% and 0.43% for Institutional Shares and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer[5] Age: 73	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	103	None
Dwight L. Bush Age: 65	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017- Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021- Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.

				103	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)
Kathryn A. Cassidy Age: 68	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	103	Vertical Aerospace Ltd. (an aerospace and technology company)
John G. Chou Age: 66	Trustee	Since 2022	Mr. Chou is Executive Vice President and Special Advisor to the Chairman and CEO of AmerisourceBergen Corporation (a pharmaceutical and healthcare company) (2021-Present); and formerly held various executive management positions with AmerisourceBergen Corporation, including Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	103	None
Diana M. Daniels[5] Age: 73	Trustee	Since 2007

Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Director of 1735 NY Investments, LLC (oversees an investment fund that supports the mission of the American Institute of Architects) (2022-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007).

Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.

				103	None

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Joaquin Delgado Age: 62	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.

				103	Stepan Company (a specialty chemical manufacturer)
Eileen H. Dowling Age: 60	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	103	None
Gregory G. Weaver Age: 71	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	103	Verizon Communications Inc.
Paul C. Wirth Age: 65	Trustee	Since 2022	Mr. Wirth is retired. Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Variable Insurance Trust and Goldman Sachs Trust.	103	None

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 60	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2022.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2022, Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 46 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

[5]	Ms. Daniels and Ms. Palmer retired as Independent Trustees effective January 1, 2023.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-621-2550.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 60	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.

[1]	Information is provided as of December 31, 2022.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2022, the Government Money Market Fund designated 100.00% of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

23

TRUSTEES Gregory G. Weaver, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling James A. McNamara Paul C. Wirth	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The web site links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these web sites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these web sites.

Fund holdings and allocations shown are as of December 31, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Government Money Market Fund.

© 2023 Goldman Sachs. All rights reserved.

VITMMAR-23 306022-OTU-1739754

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Buffered S&P 500 Fund — Jan/Jul

Annual Report

December 31, 2022

Goldman Sachs Variable Insurance Trust

∎	GOLDMAN SACHS BUFFERED S&P 500 FUND — JAN/JUL

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS BUFFERED S&P 500 FUND - JAN/JUL

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

The Goldman Sachs Variable Insurance Trust-Goldman Sachs Buffered S&P 500 Fund-Jan/Jul (the “Fund”) launched on December 30, 2022. As such, there is no performance to report for this December 31, 2022 shareholder report. Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Fund.

What is the Fund’s Investment Strategy?

The Fund seeks to achieve a total return, for a six-month period from January 1 to June 30 or July 1 to December 31 (an “Outcome Period”), that tracks the S&P 500 Price Return Index (the “Underlying Index”) up to a “cap” while providing a downside “buffer” against losses over the Outcome Period. In order to implement the buffer and cap, the Fund will primarily invest in FLexible EXchange® Options (“FLEX Options”) and over-the-counter (“OTC”) and listed options that reference the Underlying Index (together with FLEX Options, “S&P 500 Options”). FLEX Options are customized exchange-traded option contracts available through the Chicago Board Option Exchange. Through FLEX Options, the Fund could customize key contract terms such as exercise prices and expiration dates.

Although the Fund seeks to implement a targeted outcome strategy, there is no guarantee that the Fund will successfully achieve its investment objective or any targeted outcome. Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles. Please refer to the Fund’s Prospectus for more information regarding the Fund’s Investment Objective and Strategy as well as risks related to investing in the Fund.

How did the Fund perform during the Reporting Period?

The Fund commenced operations on December 30, 2022 for the Fund’s initial Outcome Period, which is for the six-month period from January 1, 2023 to June 30, 2023. As such, there is no performance to report for the period ending December 31, 2022.

1

GOLDMAN SACHS BUFFERED S&P 500 FUND - JAN/JUL

FUND COMPOSITION†

Percentage of Net Assets

†

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but does not represent the Fund’s market exposure due to the exclusion of certain derivatives as listed in the Additional Investment Information section of the Consolidated Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s Investment strategies, holdings, and performance.

2

GOLDMAN SACHS BUFFERED S&P 500 FUND - JAN/JUL

Index Definitions

ICE BofAML Three-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by Bank of America Merrill Lynch.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

S&P 500 Total Return Index is a type of equity index that tracks both the capital gains as well as any cash distributions, such as dividends or interest, attributed to the components of the index. A price return index takes into account only the capital appreciation of its components, while income generated, in the form of dividends or interest, is ignored.

S&P 500 Price Return Index is an unmanaged composite of 500 large capitalization companies. It only tracks the performance of the stock prices of the companies included in the index, and does not include returns from dividends paid by the companies included in the Price Return Index.

It is not possible to invest directly in an unmanaged index.

3

GOLDMAN SACHS BUFFERED S&P 500 FUND - JAN/JUL

Schedule of Investments

December 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Investments(a) – 39.5%
FHLB
$ 500,000	0.000%	02/08/23	$497,580
United States Treasury Bill
1,500,000	0.000	04/25/23	1,479,030

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,976,563)			$1,976,610

Shares	Distribution Rate		Value

Investment Companies(b) – 59.0%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Class
500,109	4.183%		$500,109
Goldman Sachs Financial Square Government Fund — Institutional Shares — Institutional Class
949,142	4.159		949,142
Goldman Sachs Financial Square Treasury Obligations Fund — Institutional Class
500,114	4.162		500,114
Goldman Sachs Financial Square Treasury Solutions Fund — Institutional Class
500,114	4.150		500,114
Goldman Sachs Government Money Market Fund — Institutional Class
500,000	4.183		500,000

TOTAL INVESTMENT COMPANIES
(Cost $2,949,479)			$2,949,479

TOTAL INVESTMENTS – 98.5%
(Cost $4,926,042)			$4,926,089

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%			78,215

NET ASSETS – 100.0%			$5,004,304

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(b)	Represents an affiliated issuer.

Investment Abbreviation:
FHLB—Federal Home Loan Bank

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BUFFERED S&P 500 FUND - JAN/JUL

ADDITIONAL INVESTMENT INFORMATION

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2022, the Fund had the following purchased and written options:

Description	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts

Calls

S&P 500 Index	$3,839.500	06/30/2023	13	$1,300	$361,169	$364,390	$(3,221)

Written option contracts

Calls

S&P 500 Index	4,144.740	06/30/2023	(13)	(1,300)	$(162,848)	(164,684)	1,836

Puts

S&P 500 Index	3,647.530	06/30/2023	(13)	(1,300)	$(195,329)	(199,628)	4,299

Total written option contracts			(26)	$(2,600)	$(358,177)	$(364,312)	$6,135

TOTAL			(13)	$(1,300)	$2,992	$78	$2,914

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS BUFFERED S&P 500 FUND - JAN/JUL

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $1,976,563)	$1,976,610
Investments in affiliated issuers, at value (cost $2,949,479)	2,949,479
Purchased options contracts, at value (premium paid $364,390)	361,169
Cash	75,000
Receivables:
Investments sold	364,312
Deferred offering costs	64,644
Reimbursement from investment adviser	49,953
Dividends and interest	2,141

Total assets	5,843,308

Liabilities:
Written option contracts, at value (premium received $364,312)	358,177
Payables:
Investments purchased	364,943
Offering expense	65,000
Organization costs	12,000
Management fees	93
Distribution and Service fees and Transfer Agency fees	6
Accrued expenses	38,785

Total liabilities	839,004

Net Assets:
Paid-in capital	4,999,998
Total distributable earnings	4,306

NET ASSETS	$5,004,304
Net Assets:
Institutional	$4,954,261
Service	50,043

Total Net Assets	$5,004,304
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Institutional	495,000
Service	5,000
Net asset value, offering and redemption price per share:
Institutional	$10.00
Service	10.00	(a)

(a) NAV per share is calculated using unrounded outstanding shares.

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BUFFERED S&P 500 FUND - JAN/JUL

Statement of Operations

For the Period Ended December 31, 2022(a)

Investment income:
Dividends — affiliated issuers	$1,003
Interest	489

Total investment income	1,492

Expenses:
Professional fees	23,000
Organization costs	12,000
Printing and mailing costs	8,000
Custody, accounting and administrative services	5,003
Registration fees	600
Trustee fees	500
Amortization of offering costs	356
Management fees	137
Transfer Agency fees(b)	5
Shareholder Administration fees — Service Class	1
Other	544

Total expenses	50,146

Less — expense reductions	(49,997)

Net expenses	149

NET INVESTMENT INCOME	1,343

Realized and unrealized gain (loss):
Net change in unrealized gain on:
Investments	47
Purchased options	(3,221)
Written options	6,135

Net realized and unrealized gain	2,961

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,304
(a) Commenced operations on December 30, 2022.
(b) Class specific Distribution and Service and Transfer Agency fees were as follows:

Transfer Agency Fees
Institutional	Service Class
$5	—

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS BUFFERED S&P 500 FUND - JAN/JUL

Statement of Changes in Net Assets

For the Period Ended December 31, 2022(a)

From operations:
Net investment income	$1,343
Net change in unrealized gain	2,961

Net increase in net assets resulting from operations	4,304

From share transactions:
Proceeds from sales of shares	5,000,000

Net increase in net assets resulting from share transactions	5,000,000

TOTAL INCREASE	5,004,304

Net assets:

Beginning of period	—

End of period	$5,004,304

(a) Commenced operations on December 30, 2022.

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BUFFERED S&P 500 FUND - JAN/JUL

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

	Goldman Sachs Buffered S&P 500 Fund - Jan/Jul
	Institutional Shares
	Period Ended December 31, 2022(a)

Per Share Data

Net asset value, beginning of period	$10.00

Net investment loss(b)(c)	0.00	(d)

Net realized and unrealized gain	0.00	(d)

Total from investment operations	—

Net asset value, end of period	$10.00

Total return(e)	—%

Net assets, end of period (in 000s)	$4,954

Ratio of net expenses to average net assets(f)	0.54	%(g)

Ratio of total expenses to average net assets(f)	66.87	%(g)

Ratio of net investment loss to average net assets(c)	4.90	%(g)

Portfolio turnover rate	—%

(a)	Commenced operations on December 30, 2022.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(d)	Amount is less than $0.005 per share.
(e)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(f)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(g)	Annualized.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS BUFFERED S&P 500 FUND - JAN/JUL

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Buffered S&P 500 Fund - Jan/Jul
	Service Shares
	Period Ended December 31, 2022(a)

Per Share Data

Net asset value, beginning of period	$10.00

Net investment loss(b)(c)	0.00	(d)

Net realized and unrealized gain (loss)	(0.00	)(d)

Total from investment operations	—

Net asset value, end of period	$10.00

Total return(e)	—%

Net assets, end of period (in 000s)	$50

Ratio of net expenses to average net assets(f)	0.79	%(g)

Ratio of total expenses to average net assets(f)	67.12	%(g)

Ratio of net investment loss to average net assets(c)	4.65	%(g)

Portfolio turnover rate	—%

(a)	Commenced operations on December 30, 2022.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(d)	Amount is less than $0.005 per share.
(e)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(f)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(g)	Annualized.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BUFFERED S&P 500 FUND - JAN/JUL

Notes to Financial Statements

December 31, 2022

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists the series of the Trust that is included in this report (the “Fund”), along with its corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/Non-diversified
Buffered S&P 500 Fund — Jan/Jul	Institutional and Service	Non-diversified

Shares of the Trust are offered to a separate account of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

The Fund seeks to achieve a total return for a specified Outcome Period that tracks the S&P 500 Price Return Index (the “Underlying Index”) up to a “cap” while providing a downside “buffer” against losses over the Outcome Period. The Fund’s initial Outcome Period is the six-month period from January 1, 2023 to June 30, 2023. After the conclusion of an Outcome Period, another six-month Outcome Period will begin. Shares of the Fund may not be purchased during the initial Outcome Period. In order to implement the buffer and cap, the Fund will primarily invest in FLexible EXchange® Options (“FLEX Options”) and over-the-counter (“OTC”) and listed options that reference the Underlying Index (together with FLEX Options, “S&P 500 Options”). FLEX Options are customized exchange-traded option contracts available through the Chicago Board Option Exchange. Through FLEX Options, the Fund could customize key contract terms such as exercise prices and expiration dates.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Offering and Organization Costs — Offering costs paid in connection with the initial offering of shares of the Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed on the first day of operations.

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GOLDMAN SACHS BUFFERED S&P 500 FUND - JAN/JUL

Notes to Financial Statements (continued)

December 31, 2022

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The Level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

12

GOLDMAN SACHS BUFFERED S&P 500 FUND - JAN/JUL

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs VIT Government Money Market Fund and Goldman Sachs Financial Square Treasury Solutions Fund (“Underlying Money Market Funds”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Funds’ accounting policies and investment holdings, please see the Underlying Money Market Funds’ shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its

13

GOLDMAN SACHS BUFFERED S&P 500 FUND - JAN/JUL

Notes to Financial Statements (continued)

December 31, 2022

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2022:

Investment Type	Level 1	Level 2		Level 3

Assets
Short-Term Investments	$1,976,610	$		$
Investment Company	2,949,479		—		—

Total	$4,926,089		$—		$—

Derivative Type

Assets
Purchased option contracts	—		361,169		—

Liabilities
Written option contracts	—		(358,177)		—

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2022. These instruments were used as part of the Fund’s investment strategy and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Purchased options contracts, at value	$361,169	Written options contracts, at value	$358,177

The following tables set forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the period ended December 31, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Change in Unrealized Gain (Loss)

Equity	Net change in unrealized gain (loss) on purchased options and written options	$2,914

14

GOLDMAN SACHS BUFFERED S&P 500 FUND - JAN/JUL

4.    INVESTMENTS IN DERIVATIVES (continued)

For the period ended December 31, 2022, the relevant values for each derivative type was as follows:

	Average Notional Amounts(a)
	Purchased Options	Written Options
Buffered S&P 500 Fund - Jan/Jul	$1,300	$2,600

(a)

Amounts disclosed represent average number of contracts for shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that the Fund held such derivatives during the period ended December 31, 2022.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the period ended December 31, 2022, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
Buffered S&P 500 Fund -Jan/Jul	0.50%	0.45%	0.43%	0.42%	0.41%	0.50%	0.34%

^

The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs VIT Government Money Market Fund and Goldman Sachs Financial Square Treasury Solutions Fund, which are affiliated Underlying Money Market Funds. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Money Market Funds in which the Fund invests.

For the period ended December 31, 2022, the management fee waived by GSAM was for the Fund as follows:

Fund	Management Fee Waived
Buffered S&P 500 Fund - Jan/Jul	$44

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

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GOLDMAN SACHS BUFFERED S&P 500 FUND - JAN/JUL

Notes to Financial Statements (continued)

December 31, 2022

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior period expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.184%. These Other Expense limitations will remain in place through at least October 5, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the period ended December 31, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Other Expense Reimbursements
Buffered S&P 500 Fund - Jan/Jul	$49,997

E.  Other Transactions with Affiliates — The Funds invest primarily in Institutional Shares of the Underlying Money Market Funds. These Underlying Money Market Funds are considered to be affiliated with the Fund. The tables below show the transactions in and earnings from investments in these Underlying Money Market Funds for the period ended December 31, 2022:

Underlying Fund	Beginning Value as of December 31, 2021	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2022	Shares as of December 31, 2022	Dividend Income
Goldman Sachs Financial Square Treasury Obligations Fund — Institutional Class	$—	$500,114	$—	$500,114	500,114	$114
Goldman Sachs Financial Square Treasury Solutions Fund — Institutional Class	—	500,114	—	500,114	500,114	114
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Class	—	500,109	—	500,109	500,109	108
Goldman Sachs Government Money Market Fund — Institutional Class	—	500,000	—	500,000	500,000	—
Goldman Sachs Financial Square Government Fund — Institutional Class	—	949,142	—	949,142	949,142	667

Total	$—	$2,949,479	$—	$2,949,479		$1,003

As of December 31, 2022, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of the Institutional and Service Shares of the Fund.

6.    PORTFOLIO SECURITIES TRANSACTIONS

For the period ended December 31, 2022, there were no purchases and proceeds from sales and maturities of long-term securities for the Fund.

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GOLDMAN SACHS BUFFERED S&P 500 FUND - JAN/JUL

7.    TAX INFORMATION

There were no distributions by the Fund during the period ended December 31, 2022.

As of December 31, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$2,511
Undistributed long-term capital gains	1,748
Total undistributed earnings	$4,259
Unrealized gains (losses) — net	$47
Total accumulated earnings (losses) net	$4,306

As of December 31, 2022, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	5,293,346
Gross unrealized gain	255
Gross unrealized loss	(208)
Net unrealized gain (loss)	47

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to net mark to market gains/(losses) on regulated options contracts.

The Fund reclassed $2 from paid in capital to distributable earnings for the period ending December 31, 2022. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from certain non-deductible expenses.

GSAM has reviewed the Fund’s tax positions for the open tax year (the current year, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.  OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Buffered Loss Risk — The Fund seeks to provide a downside Buffer against losses of the Underlying Index over a specified Outcome Period and will implement the Buffer by primarily investing in S&P 500 Options. There can be no guarantee that the Fund will be successful in its strategy to provide buffered protection against losses if the value of the Underlying Index decreases over an Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that match the Underlying Index (up to the Cap before Fund fees and expenses), while limiting downside losses, if shares are bought on the day on which the Fund enters into the S&P Options and held until those S&P Options expire at the end of the Outcome Period. In the event an investor sells shares prior to the expiration of the S&P Options, the Buffer that the Fund seeks to provide may not be fully available. The Fund does not provide principal protection and an investor may experience significant losses on their investment, including the loss of their entire investment. The Buffer is not guaranteed and may not be achieved.

Capped Upside Return Risk — The Fund’s strategy seeks to provide returns only up to the Cap over an Outcome Period before Fund fees and expenses. In the event that the value of the Underlying Index increases in excess of the Cap during an Outcome Period, the Fund will not participate in those gains beyond the Cap. A new Cap is established on or before the first day of each Outcome Period and is dependent on prevailing market conditions. Accordingly, the Cap may increase or decrease from one

17

GOLDMAN SACHS BUFFERED S&P 500 FUND - JAN/JUL

Notes to Financial Statements (continued)

December 31, 2022

8.    OTHER RISKS (continued)

Outcome Period to the next. The Cap is based on the market costs associated with a series of S&P Options that are purchased and sold in order to seek to obtain the relevant market exposure and the Buffer. The market conditions and other factors that influence the Cap can include, but are not limited to, interest rate levels, the volatility of the Underlying Index, and relationship of put and calls on the underlying S&P 500 Options. Depending on those factors, it is possible that the Cap will limit the Fund’s return during an Outcome Period to a level substantially less than an investor might expect from another comparable equity product that does not employ a Cap and Buffer.

Derivatives Risk — The Fund’s use of derivatives, including FLEX Options, and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Fund will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

FLEX Options Risk — The Fund utilizes FLEX Options guaranteed for settlement by the Options Clearing Corporation (the “OCC”), and bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts, which is a form of counterparty risk. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In a less liquid market, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices (and may have to pay a premium or accept a discounted price). The Fund may experience substantial downside from certain FLEX Option positions, and FLEX Option positions may expire worthless. The value of the FLEX Options will be affected by, among other things, changes in the value of the Underlying Index, changes in interest rates, changes in the actual and implied volatility of the Underlying Index and the remaining time until the FLEX Options expire. The value of FLEX Options does not increase or decrease at the same rate as the level of the Underlying Index (although they generally move in the same direction).

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. The Fund may face a heightened level of interest rate risk in connection with the type and extent of certain monetary policy changes made by the Federal Reserve, such as target interest rate changes. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it

18

GOLDMAN SACHS BUFFERED S&P 500 FUND - JAN/JUL

8.    OTHER RISKS (continued)

would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS BUFFERED S&P 500 FUND - JAN/JUL

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Buffered S&P 500 Fund -Jan/Jul
	For the Period Ended December 31, 2022(a)
	Shares	Dollars
Institutional Shares
Shares sold	495,000	$4,950,000
Service Shares
Shares sold	5,000	50,000

NET INCREASE	500,000	5,000,000

(a)	Commenced operations on December 30, 2022.

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs Buffered S&P 500 Fund — Jan/Jul

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Buffered S&P 500 Fund — Jan/Jul (one of the funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period December 30, 2022 (commencement of operations) through December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations, changes in net assets, and the financial highlights for the period December 30, 2022 (commencement of operations) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS BUFFERED S&P 500 FUND - JAN/JUL

Fund Expenses — Period Ended December 31, 2022 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 30, 2022, commencement of operations, through December 31, 2022, which represents a period of 2 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 12/30/2022	Ending Account Value 12/31/22		Expenses Paid for the period ended 12/31/22*
Institutional

Actual	$1,000.00	$1,000.00		$0.03
Hypothetical 5% return	1,000.00	1,000.24	+	0.03
Service

Actual	1,000.00	1,000.00		0.04
Hypothetical 5% return	1,000.00	1,000.23	+	0.04

*

The Fund commenced operations on December 30, 2022. Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended December 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional	Service
Buffered S&P 500 Fund - Jan/Jul	0.54%	0.79%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

22

GOLDMAN SACHS BUFFERED S&P 500 FUND - JAN/JUL

Statement Regarding Basis for Initial Approval of Management Agreement for the Goldman Sachs Buffered S&P 500 Fund — Jan/Jul (Unaudited)

Background

The Goldman Sachs Buffered S&P 500 Fund – Jan/Jul (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”) that commenced investment operations on December 30, 2022. At a meeting held on June 14-15, 2022 (the “Meeting”) in connection with the Fund’s organization, the Board of Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

At the Meeting, the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fee and anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposal to limit certain expenses of the Fund that exceed a specified level; and potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund. Various information was also provided at a prior meeting at which the Fund was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior meetings of the Trustees, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent, and Quality of the Services to be Provided under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided to the Fund by the Investment Adviser and its affiliates. The Trustees also considered information about the Fund’s structure, investment objective, strategies, and other characteristics. The Trustees considered the experience and capabilities of the investment team and noted that the Fund’s portfolio managers were currently managing other series of the Trust. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund. In this regard, the Trustees noted that, although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

Costs of Services to Be Provided and Profitability

The Trustees considered the contractual terms of the Management Agreement and the fee rates to be payable by the Fund thereunder. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed information on the proposed management fees and the Fund’s projected total operating expense ratios (both gross and net of expense limitations), and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the peer group and category medians. The comparisons of the Fund’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund.

The Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

The Trustees noted the competitive nature of the fund marketplace, and that many of the Fund’s shareholders would be investing in the Fund in part because of the Fund’s relationship with the Investment Adviser. They also noted that shareholders would be able to redeem their shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

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GOLDMAN SACHS BUFFERED S&P 500 FUND - JAN/JUL

Statement Regarding Basis for Initial Approval of Management Agreement for the Goldman Sachs Buffered S&P 500 Fund — Jan/Jul (Unaudited) (continued)

Economies of Scale

The Trustees considered the proposed breakpoints in the fee rates payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate

First $1 billion	0.50%

Next $1 billion	0.45%

Next $3 billion	0.43%

Next $3 billion	0.42%

Over $8 billion	0.41%

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the Fund’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationship with the Fund, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser ; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; (h) the investment by the Fund of cash and cash collateral in the Investment Adviser managed money market funds that will result in increased assets under management for those money market funds; (i) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (j) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs.

Conclusion

In connection with their consideration of the Management Agreement for the Fund at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s anticipated costs and the Fund’s reasonably anticipated asset levels. The Trustees unanimously concluded that the Investment Adviser’s management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved with respect to the Fund.

24

GOLDMAN SACHS BUFFERED S&P 500 FUND - JAN/JUL

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer[5] Age: 73	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Dwight L. Bush Age: 65	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present) Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)
Kathryn A. Cassidy Age: 68	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Vertical Aerospace Ltd. (an aerospace and technology company)
John G. Chou Age: 66	Trustee	Since 2022	Mr. Chou is Executive Vice President and Special Advisor to the Chairman and CEO of AmerisourceBergen Corporation (a pharmaceutical and healthcare company) (2021- Present); and formerly held various executive management positions with AmerisourceBergen Corporation, including Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Diana M. Daniels[5] Age: 73	Trustee	Since 2007

Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Director of 1735 NY Investments, LLC (oversees an investment fund that supports the mission of the American Institute of Architects) (2022-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	None

25

GOLDMAN SACHS BUFFERED S&P 500 FUND - JAN/JUL

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Joaquin Delgado Age: 62	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)
Eileen H. Dowling Age: 60	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Gregory G. Weaver Age: 71	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.
Paul C. Wirth Age: 65	Trustee	Since 2022	Mr. Wirth is retired. Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

26

GOLDMAN SACHS BUFFERED S&P 500 FUND - JAN/JUL

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 60	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2022.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2022, Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 46 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

[5]	Ms. Daniels and Ms. Palmer retired as Independent Trustees effective January 1, 2023.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

27

GOLDMAN SACHS BUFFERED S&P 500 FUND - JAN/JUL

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 60	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2022.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

28

TRUSTEES	OFFICERS
Gregory G. Weaver, Chair	James A. McNamara, President
Dwight L. Bush	Joseph F. DiMaria, Principal Financial Officer,
Kathryn A. Cassidy	Principal Accounting Officer and Treasurer
John G. Chou	Caroline L. Kraus, Secretary
Joaquin Delgado
Eileen H. Dowling
James A. McNamara
Paul C. Wirth

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York,

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund use to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transactions or matters addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

© 2023 Goldman Sachs. All rights reserved.

VITBSP500AR-23 306016-OTU-1745122

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4 — Principal Accountant Fees and Services for the Goldman Sachs Variable Insurance Trust (“GSVIT”):

Table 1 – Items 4(a) - 4(d)

	2022	2021	Description of Services Rendered
Audit Fees:
• PricewaterhouseCoopers (“PwC”)	$529,199	$499,130	Financial Statement audits.
Audit-Related Fees
PwC	$38,900	$95,166	Other attest services.
Tax Fees
PwC	$0	$0

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the GSVIT’s* that were pre-approved by the GSVIT’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2022	2021	Description of Services Rendered
Audit-Related Fees
PwC	$1,906,448	$1,906,448	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates related to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Variable Insurance Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of GSVIT sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GSVIT may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GSVIT at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GSVIT’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GSVIT, the Audit Committee will pre-approve those non-audit services provided to GSVIT’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GSVIT) where the engagement relates directly to the operations or financial reporting of GSVIT.

Item 4(e)(2) — 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GSVIT’s service affiliates listed in Table 2 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) — Not applicable.

Items 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GSVIT for the twelve months ended December 31, 2022 and December 31, 2021 by PwC were approximately $38,900 and $95,166, respectively.

The aggregate non-audit fees billed to GSVIT’s adviser and service affiliates for non-audit services for the twelve months ended December 31, 2021 and December 31, 2020 by PwC were approximately $14.4 million and $14.4 million, respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2022. With regard to the aggregate non-audit fees billed to GSVIT’s adviser and service affiliates, the 2021 and 2020 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GSVIT’s operations or financial reporting.

Items 4(h) — GSVIT’s Audit Committee has considered whether the provision of non-audit services to GSVIT’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Reports to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)		Goldman Sachs Variable Insurance Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on August 24, 2022.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)		Not applicable to open-end investment companies.

(a)(4)		There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: February 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: February 24, 2023

/s/ Joseph F. DiMaria
By: Joseph F. DiMaria
Principal Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: February 24, 2023